As filed with the Securities and Exchange Commission on February 28, 2022
Securities Act File No. 033-52272
Investment Company Act File No. 811-07170

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A
REGISTRATION STATEMENT
UNDER

THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 112	☒
and/or
REGISTRATION STATEMENT UNDER
THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 115	☒

TCW FUNDS, INC.
(Registrant Exact Name as Specified in Charter)

865 South Figueroa Street, Suite 1800
Los Angeles, CA 90017
(Address of Principal Executive Offices (Number, Street, City, State and Zip Code))
Registrant’s Telephone Number, including Area Code: 1 (213) 244-0000

Patrick W. Dennis, Esq.
Vice President and Assistant Secretary
865 South Figueroa Street, Suite 1800
Los Angeles, CA 90017
(Name and Address (Number, Street, City, State and Zip Code) of Agent for Service)

It is proposed that this filing will become effective (check appropriate box):

☐	immediately upon filing pursuant to paragraph (b)
☒	on March 1, 2022 pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	on (date) pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	on (date) pursuant to paragraph (a)(2) of Rule 485
If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Please send a copy of communications to:
David A. Hearth, Esq.
Paul Hastings LLP
101 California Street, 48th Floor
San Francisco, CA 94111

MARCH 1
PROSPECTUS

U.S. EQUITY FUNDS
TCW Artificial Intelligence Equity Fund
(Class I: TGFTX; Class N: TGJNX)
TCW Global Real Estate Fund
(Class I: TGREX; Class N: TGRYX)
TCW New America Premier Equities Fund
(Class I: TGUSX; Class N: TGUNX)
TCW Relative Value Dividend Appreciation Fund
(Class I: TGDFX; Class N: TGIGX)
TCW Relative Value Large Cap Fund
(Class I: TGDIX; Class N: TGDVX)
TCW Relative Value Mid Cap Fund
(Class I: TGVOX; Class N:TGVNX)
TCW Select Equities Fund
(Class I: TGCEX; Class N: TGCNX)
U.S. FIXED INCOME FUNDS
TCW Core Fixed Income Fund
(Class I: TGCFX; Class N: TGFNX; Plan Class: TGCPX)
TCW Enhanced Commodity Strategy Fund
(Class I: TGGWX; Class N: TGABX)
TCW Global Bond Fund
(Class I: TGGBX; Class N: TGGFX)
TCW High Yield Bond Fund
(Class I: TGHYX; Class N: TGHNX)
TCW Short Term Bond Fund
(Class I: TGSMX)
TCW Total Return Bond Fund
(Class I: TGLMX; Class N: TGMNX; Plan Class: TGLSX)
ASSET ALLOCATION FUND
TCW Conservative Allocation Fund
(Class I: TGPCX; Class N: TGPNX)
INTERNATIONAL FUNDS
TCW Developing Markets Equity Fund
(Class I: TGDMX; Class N: TGDPX)
TCW Emerging Markets Income Fund
(Class I: TGEIX; Class N: TGINX; Plan Class: TGEPX)
TCW Emerging Markets Local Currency Income Fund
(Class I: TGWIX; Class N: TGWNX)
TCW Emerging Markets Multi-Asset Opportunities Fund
(Class I: TGMAX; Class N: TGMEX)

This Prospectus tells you about the Class I, Class N and Plan Class shares, as applicable, of eighteen of the separate investment funds (“each a “Fund” and collectively, the “Funds”) offered by TCW Funds, Inc., each of which has different investment objectives and policies that are designed to meet different investment goals. Please read this document carefully before investing, and keep it for future reference.
As with all mutual funds, the Securities and Exchange Commission and Commodity Futures Trading Commission have not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

TCW Artificial Intelligence Equity Fund

Investment Objective
The Fund’s investment objective is to seek long-term capital appreciation.
Fees and Expenses of the Fund
This table describes the fees and expenses you may pay if you buy, hold and sell shares of the Fund. You may pay additional fees or commissions to broker-dealers or other financial intermediaries for the purchase of Class I shares of the Fund, which are not reflected in the table below.
Shareholder Fees (Fees paid directly from your investment)
None.
Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)

	Share Classes

	I	N
Management Fees	0.70%	0.70%
Distribution and/or Service (12b‑1) Fees	None	0.25%
Other Expenses	0.96%	1.26%
Total Annual Fund Operating Expenses	1.66%	2.21%
Fee Waiver and/or Expense Reimbursement[1]	0.76%	1.21%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement[1]	0.90%	1.00%

[1]
The Fund’s investment advisor has agreed to waive fees and/or reimburse expenses to limit the Fund’s total annual operating expenses (excluding interest, brokerage, extraordinary expenses and acquired fund fees and expenses, if any) to 0.90% of average daily net assets with respect to Class I shares and 1.00% of average daily net assets with respect to Class N shares. This contractual fee waiver/expense reimbursement will remain in place through March 1, 2023 and before that date, the investment advisor may not terminate this arrangement without approval of the Board of Directors. At the conclusion of this period, the Fund’s investment advisor may, in its sole discretion, terminate the contractual fee waiver/expense reimbursement or, with the Board of Directors’ approval, extend or modify that arrangement.

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
This example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The cost of investing in the Fund reflects the net expenses of the Fund that result from the contractual expense limitation in the first year only (through March 1, 2023). Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Share Classes	1 Year	3 Years
I	$92	$449
N	$102	$575
Portfolio Turnover
The Fund pays transaction costs when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 87.71% of the average value of its portfolio.
Principal Investment Strategies
Under normal circumstances, the Fund invests at least 80% of the value of its net assets, plus any borrowings for investment purposes, in publicly traded equity securities of businesses that the portfolio managers believe are benefitting from or have the potential to benefit from advances in the use of artificial intelligence. If the Fund changes this investment policy, it will notify shareholders in writing at least 60 days in advance of the change. Artificial intelligence refers to the development or use by a business of computer systems that perform tasks previously requiring human intelligence such as decision-making or audio or visual identification or perception. The Fund invests primarily in issuers that are characterized as “growth companies” according to criteria established by the portfolio managers, which may include attributes such as an expected growth cycle, accelerating earnings or cash flow, and general growth of a business sector. Bottom‑up fundamental research that focuses on the individual attributes of a company, such as its financial characteristics, is used to identify these companies, as well as both qualitative and quantitative screening criteria to supplement the fundamental research.
Furthermore, the portfolio managers use a highly focused approach, which seeks to achieve superior long-term returns over a full market cycle by owning shares of companies that the portfolio managers believe to have strong, disruptive and enduring business models and inherent advantages over their competitors. In selecting the Fund’s investments, the portfolio managers consider the extent to which businesses have leaders who prudently manage their environmental sustainability and social responsibilities with good governance and solid financial resources.
Equity securities include common and preferred stock; rights, warrants or options to purchase common or preferred stock; securities that may be converted into or exchanged for common or preferred stock, such as convertible preferred stock, convertible debt and Eurodollar convertible securities; equity securities of foreign companies listed on established exchanges, including NASDAQ; American Depository Receipts (ADRs); equity securities of specialized real estate investment trusts (“REITs”); and other securities with equity characteristics.
The Fund typically invests in companies in information technology, consumer discretionary, industrial and healthcare sectors with market capitalizations of at least $300 million at the time of acquisition. The Fund typically invests in a portfolio of 25 to 60 companies. The portfolio managers use both qualitative and quantitative screening criteria to supplement the fundamental research. The portfolio managers’ qualitative screening focuses on those companies that they believe have the potential to grow or otherwise materially benefit partly as a result of their development or use of artificial intelligence in analysis, forecasting, efficiency, automation, consistency and scale.
Portfolio securities may be sold for a number of reasons, including when a company fails to meet expectations or when the portfolio managers believe that (i) there has been a deterioration in the underlying fundamentals of a company, (ii) the intermediate- and long-term prospects for a company are poor or the original thesis was flawed or has been damaged, (iii) another security may offer a better investment opportunity, (iv) an individual security has reached its sell target or the investment therein has been exhausted, or (v) the portfolio should be rebalanced for diversification or portfolio weighting purposes.
Principal Risks
Since the Fund holds securities with fluctuating market prices, the value of the Fund’s shares will vary as its portfolio securities increase or decrease in value. Therefore, the value of your investment in the Fund could go down as well as up. You can lose money by investing in the Fund.
The principal risks affecting the Fund that can cause a decline in value are:

•	equity risk: the risk that stocks and other equity securities generally fluctuate in value more than bonds and may decline in value over short or extended periods as a result of changes in a company’s financial condition or in overall market, economic and political conditions.

•	market risk: the risk that returns from the securities in which the Fund invests may underperform returns from the general securities markets or other types of securities.

•	public health emergency risk: the risk that pandemics and other public health emergencies, including outbreaks of infectious diseases such as the current outbreak of the novel coronavirus (“COVID‑19”), can result, and in the case of COVID‑19 has resulted and may continue to result, in market volatility and disruption, and materially and adversely impact economic conditions in ways that cannot be predicted, all of which could result in substantial investment losses. The ultimate impact of COVID‑19, including new variants of the underlying virus, or other health emergencies on global economic conditions and businesses is impossible to predict accurately. Ongoing and potential additional material adverse economic effects of indeterminate duration and severity are possible. The resulting adverse impact on the value of an investment in the Fund could be significant and prolonged. Other public health emergencies that may arise in the future could have similar or other unforeseen effects.

•	artificial intelligence related companies risk: the risk that the Fund’s investments in companies involved in, or exposed to, artificial intelligence-related businesses may be negatively impacted because of, among other things, limited product lines, markets, financial resources and/or personnel these companies may have, intense competition and potentially rapid product obsolescence these companies may face, loss or impairment of intellectual property rights, and the inability to successfully develop products or services even after spending significant amount of resources.

•	price volatility risk: the risk that the value of the Fund’s investment portfolio will change as the prices of its investments go up or down.

•	information technology sector risk: the risk that the Fund may be susceptible to the impact of market, economic, regulatory, and other factors affecting the information technology sector and that the value of the Fund may fluctuate more widely than it would for a fund that invests more broadly across varying sectors. Companies in the information technology sector may be affected by the overall economic conditions as well as by factors particular to the information technology sector, including intense competition, short product cycle, rapid product obsolescence, possible loss or impairment of intellectual property rights, and changes in government regulations.

•	growth investing risk: the risk of investing in growth stocks, which may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company’s growth potential. The growth investment style may be out of favor or may not produce the best results over short or longer time periods and may increase the volatility of the Fund’s share price. Growth-oriented funds typically underperform when value investing is in favor.

•	issuer risk: the risk that the value of a security may decline for reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

•	liquidity risk: the risk that lack of a ready market or restrictions on resale may limit the ability of the Fund to sell a security at an advantageous time or price. The liquidity of the Fund’s assets may change over time.

•	portfolio management risk: the risk that the Fund’s investment strategy may fail to produce the intended results.

•	securities selection risk: the risk that the securities held by the Fund may underperform those held by other funds investing in the same asset class or benchmarks that are representative of the asset class because of the portfolio managers’ choice of securities.

•	small-capitalization company risk: the risk that small-capitalization companies may have more volatile stock performance than larger companies and are more susceptible to adverse business and economic developments and adverse effects due to the loss of personnel, which may increase the risk of loss to the Fund.

•	mid‑capitalization company risk: the risk that mid‑capitalization companies may have more volatile stock performance than large-capitalization companies and are more likely to experience business failures, which may increase the risk of loss to the Fund.

•	foreign investing risk: the risk that Fund share prices will fluctuate with market conditions, currency exchange rates and the economic and political climates of the foreign countries in which the Fund invests or has exposure.

Investments in foreign securities may involve greater risks than investing in U.S. securities due to, among other factors, less publicly available information, less stringent and less uniform accounting, auditing and financial reporting standards, less liquid and more volatile markets, higher transaction and custody costs, additional taxes, less investor protection, delayed or less frequent settlement, political or social instability, civil unrest, acts of terrorism, regional economic volatility, and the imposition of sanctions, confiscations, trade restrictions (including tariffs) and other government restrictions by the United States and/or other governments.

•	REIT risk: the risk that the value of the Fund’s investments in REITs may be negatively impacted by factors generally affecting the value of real estate and the earnings of companies engaged in the real estate industry as well as factors that specifically relate to the structure and operations of REITs, including heavy cash flow dependency, self-liquidation and the possibility of failing to qualify for tax‑free “pass-through” of income under the federal tax law.

•	consumer discretionary sector risk: the risk that the Fund may be susceptible to the impact of market, economic, regulatory, and other factors affecting the consumer discretionary sector and that the value of the Fund may fluctuate more widely than it would for a fund that invests more broadly across varying sectors. The success of consumer product manufacturers and retailers is tied closely to the performance of the overall domestic and international economy, interest rates, competition and consumer confidence. Success depends heavily on disposable household income and consumer spending. Changes in demographics and consumer tastes can also affect the demand for, and success of, consumer products and services in the marketplace.

•	industrials sector risk: the risk that the Fund may be susceptible to the impact of market, economic, regulatory, and other factors affecting the industrials sector and that the value of the Fund may fluctuate more widely than it would for a fund that invests more broadly across varying sectors. Companies in the industrials sector may be affected by the overall economic conditions as well as by factors particular to the industrial sector, including changes in the supply of and demand for products and services, changes in consumer sentiment and spending, product obsolescence, changes in commodity prices, depletion of resources, claims for environmental damages or product liability, import controls, and competition.

•	healthcare sector risk: the risk that the Fund may be susceptible to the impact of market, economic, regulatory and other factors affecting the healthcare sector and that the value of the Fund may fluctuate more widely than it would for a fund that invests more broadly across varying sectors. Companies in the healthcare sector may be affected by the overall economic conditions as well as by factors particular to the healthcare sector, including extensive government regulation, restrictions on government reimbursement for medical expenses, rising costs of medical products, services and facilities, pricing pressure, limited number of products and product obsolescence due to industry innovation, changes in technologies and other market developments.

Please see “Principal Risks of the Fund” for a more detailed description of the risks of investing in the Fund.
Your investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency entity or person.
Investment Results
The bar chart below shows how the Fund’s investment results have varied from year to year and the table below shows how the Fund’s average annual total returns for various periods compare with a broad measure of market performance. This information provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. The bar chart shows performance of the Fund’s Class I shares. Class N performance may be lower than Class I performance because of the potentially lower expenses paid by Class I shares. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s investment results can be obtained by visiting www.TCW.com.
Calendar Year Total Returns
For Class I Shares

Highest/Lowest quarterly results during this period were:

Highest	34.85%	(quarter ended 6/30/2020)
Lowest	-17.21%	(quarter ended 12/31/2018)
Average Annual Total Returns
(For the period ended December 31, 2021)

Share Class	1 Year	Since Inception (8/31/2017)
I – Before taxes	14.57%	23.46%
- After taxes on distributions	13.41%	23.19%
- After taxes on distributions and sale of fund shares	9.46%	19.17%
N – Before taxes	14.46%	23.37%
Russell 3000® Growth Index (reflects no deduction for fees, expenses or taxes)[1]	25.85%	23.86%

[1]	The Russell 3000® Growth Index measures the performance of those companies in the Russell 3000® Index with higher price‑to‑book ratios and higher forecasted growth values.
After‑tax returns are calculated using the highest individual federal income tax rates in effect each year and do not reflect the impact of state and local taxes. Your actual after‑tax returns depend on your individual tax situation and likely will differ from the results shown above, and after‑tax returns shown are not relevant if you hold your Fund shares through a tax‑deferred arrangement, such as a 401(k) plan or individual retirement account (IRA). After‑tax returns are shown for only one class of shares, and after‑tax returns for the other class of shares will vary.
Investment Advisor
TCW Investment Management Company LLC is the investment advisor to the Fund.
Portfolio Managers
The portfolio managers for the Fund are:

Name	Experience with the Fund	Primary Title with Investment Advisor
Jeffrey W. Lin, CFA (Lead Portfolio Manager)	4 years (Since inception of the Fund)	Managing Director

Thomas Lee	4 years (Since inception of the Fund)	Managing Director

Other Important Information Regarding Fund Shares
For more information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the “Summary of Other Important Information Regarding Fund Shares” at page 89 of this Prospectus.

TCW Global Real Estate Fund

Investment Objective
The Fund’s investment objective is to seek to maximize total return from current income and long-term capital growth.
Fees and Expenses of the Fund
This table describes the fees and expenses you may pay if you buy, hold and sell shares of the Fund. You may pay additional fees or commissions to broker-dealers or other financial intermediaries for the purchase of Class I shares of the Fund, which are not reflected in the table below.
Shareholder Fees (Fees paid directly from your investment)
None.
Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)

	Share Classes

	I	N
Management Fees	0.80%	0.80%
Distribution and/or Service (12b‑1) Fees	None	0.25%
Other Expenses	0.63%	0.82%
Total Annual Fund Operating Expenses	1.43%	1.87%
Fee Waiver and/or Expense Reimbursement[1]	0.53%	0.87%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement[1]	0.90%	1.00%

[1]
The Fund’s investment advisor has agreed to waive fees and/or reimburse expenses to limit the Fund’s total annual operating expenses (excluding interest, brokerage, extraordinary expenses and acquired fund fees and expenses, if any) to 0.90% of average daily net assets with respect to Class I shares and 1.00% of average daily net assets with respect to Class N shares. This contractual fee waiver/expense reimbursement will remain in place through March 1, 2023 and before that date, the investment advisor may not terminate this arrangement without approval of the Board of Directors. At the conclusion of this period, the Fund’s investment advisor may, in its sole discretion, terminate the contractual fee waiver/expense reimbursement or, with the Board of Directors’ approval, extend or modify that arrangement.

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
This example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The cost of investing in the Fund reflects the net expenses of the Fund that result from the contractual expense limitation in the first year only (through March 1, 2023). Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Share Classes	1 Year	3 Years	5 Years	10 Years
I	$92	$400	$731	$1,667
N	$102	$503	$930	$2,119
Portfolio Turnover
The Fund pays transaction costs when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 164.29% of the average value of its portfolio.
Principal Investment Strategies
Under normal circumstances, the Fund invests at least 80% of the value of its net assets, plus any borrowings for investment purposes, in equity securities of real estate investment trusts (“REITs”) and real estate companies. If the Fund changes this investment policy, it will notify shareholders in writing at least 60 days in advance of the change. REITs are pooled investment vehicles that typically invest directly in real estate, mortgages and/or loans collateralized by real estate. Real estate companies are companies that in whole or part derive their assets, revenues, or net profits from the ownership, construction, management, or sale of residential, commercial, or industrial real estate, and include housing and homebuilding companies; real estate brokers and land developers; and companies with significant real estate holdings. The Fund may also invest in shares of companies such as software companies, information technology companies, or other companies that provide real estate related services.
Under normal market conditions, the Fund invests in securities of issuers located in at least three different countries (one of which may be the United States) and invests at least 30% of its net assets, plus any borrowings for investment purposes, in securities of issuers domiciled outside the United States or whose primary business operations are outside the United States, including pooled investment vehicles domiciled in the United States that invest principally in non‑U.S. securities. If the Fund changes this investment policy, it will notify shareholders in writing at least 60 days in advance of the change. Equity securities include common and preferred stock; rights, warrants or options to purchase common or preferred stock; securities that may be converted into or exchanged for common or preferred stock, such as convertible preferred stock, convertible debt and Eurodollar convertible securities; equity securities of foreign companies listed on established exchanges, including NASDAQ; American Depository Receipts (ADRs); and other securities with equity characteristics. The Fund may invest in securities of issuers located in developed and emerging market countries. The Fund’s investments may be denominated in either local currency or U.S. dollars.
The Fund typically invests in a portfolio of fewer than 40 companies at any given time. In managing the Fund’s investments, the portfolio managers use a “bottom‑up” approach to seek to identify securities for investment, with emphasis on assessing asset, earnings, cash flow and management quality and stability. In selecting the Fund’s investments, the portfolio managers consider the extent to which businesses have leaders who prudently manage their environmental sustainability and social responsibilities with good governance and solid financial resources. The portfolio managers may use both qualitative and quantitative screening criteria to supplement the fundamental research. The Fund seeks to invest in companies trading at prices the portfolio managers believe are below their estimated intrinsic values based on the qualitative and quantitative criteria.
The Fund may buy or sell call or put options on stocks, indices or exchange-traded funds for investment management or hedging purposes.
Portfolio securities may be sold for a number of reasons, including when a company fails to meet expectations or when the portfolio managers believe that (i) there has been a deterioration in the underlying fundamentals of a company, (ii) the intermediate- and long-term prospects for a company are poor, (iii) another security may offer a better investment opportunity, (iv) an individual security has become fully valued, has become too large a position in the Fund, or has reached its sell target, or (v) the portfolio should be rebalanced for diversification or portfolio weighting purposes.

Principal Risks
Since the Fund holds securities with fluctuating market prices, the value of the Fund’s shares will vary as its portfolio securities increase or decrease in value. Therefore, the value of your investment in the Fund could go down as well as up. You can lose money by investing in the Fund.
The principal risks affecting the Fund that can cause a decline in value are:

•	equity risk: the risk that stocks and other equity securities generally fluctuate in value more than bonds and may decline in value over short or extended periods as a result of changes in a company’s financial condition or in overall market, economic and political conditions.

•	market risk: the risk that returns from the securities in which the Fund invests may underperform returns from the general securities markets or other types of securities.

•	public health emergency risk: the risk that pandemics and other public health emergencies, including outbreaks of infectious diseases such as the current outbreak of the novel coronavirus (“COVID‑19”), can result, and in the case of COVID‑19 has resulted and may continue to result, in market volatility and disruption, and materially and adversely impact economic conditions in ways that cannot be predicted, all of which could result in substantial investment losses. The ultimate impact of COVID‑19, including new variants of the underlying virus, or other health emergencies on global economic conditions and businesses is impossible to predict accurately. Ongoing and potential additional material adverse economic effects of indeterminate duration and severity are possible. The resulting adverse impact on the value of an investment in the Fund could be significant and prolonged. Other public health emergencies that may arise in the future could have similar or other unforeseen effects.

•
REIT and real estate company risk: the risk that the Fund may be susceptible to the impact of market, economic, regulatory, and other factors affecting the real estate industry and/or the local or regional real estate markets and that the value of the Fund may fluctuate more widely than it would for a fund that invests more broadly across varying industries and sectors. REITs and real estate companies may be negatively impacted by factors generally affecting the value of real estate and the earnings of companies engaged in the real estate industry as well as factors that specifically relate to the structure and operations of REITs and real estate companies, including heavy cash flow dependency, self-liquidation, the possibility of failing to qualify for tax‑free “pass-through” of income under the federal tax law and the use of leverage.

•	price volatility risk: the risk that the value of the Fund’s investment portfolio will change as the prices of its investments go up or down.

•	other investment company risk: the risk that investments by the Fund in the shares of other investment companies, including exchange-traded funds and certain REITs, are subject to the risks associated with such investment companies’ portfolio securities. Accordingly, the Fund’s investment in shares of another investment company will fluctuate based on the performance of such investment company’s portfolio securities. Further, Fund shareholders will indirectly bear a proportionate share of the expenses of any investment company in which the Fund invests, in addition to paying the Fund’s expenses.

•	foreign investing risk: the risk that Fund share prices will fluctuate with market conditions, currency exchange rates and the economic and political climates of the foreign countries in which the Fund invests or has exposure. Investments in foreign securities may involve greater risks than investing in U.S. securities due to, among other factors, less publicly available information, less stringent and less uniform accounting, auditing and financial reporting standards, less liquid and more volatile markets, higher transaction and custody costs, additional taxes, less investor protection, delayed or less frequent settlement, political or social instability, civil unrest, acts of terrorism, regional economic volatility, and the imposition of sanctions, confiscations, trade restrictions (including tariffs) and other government restrictions by the United States and/or other governments.

•	foreign currency risk: the risk that foreign currencies will decline in value relative to the U.S. dollar and affect the Fund’s investments in foreign currencies, in securities that are denominated, trade, and/or receive revenues in foreign currencies, or in derivatives that provide exposure to foreign currencies.

•	valuation risk: the risk that the portfolio instruments may be sold at prices different from the values established by the Fund, particularly for investments that trade in low volume, in volatile markets or over the counter or that are fair valued.

•	issuer risk: the risk that the value of a security may decline for reasons directly related to the issuer such as management performance, financial leverage and reduced demand for the issuer’s goods or services.
•	liquidity risk: the risk that lack of a ready market or restrictions on resale may limit the ability of the Fund to sell a security at an advantageous time or price. The liquidity of the Fund’s assets may change over time.

•	derivatives risk: the risk of investing in derivative instruments, which includes liquidity, interest rate, market, credit and management risks as well as risks related to mispricing or improper valuation. Changes in the value of a derivative may not correlate perfectly with the underlying asset, reference rate or index, and the Fund could lose more than the principal amount invested. These investments can create investment leverage and may create additional risks that may subject the Fund to greater volatility and less liquidity than investments in more traditional securities.

•	leverage risk: the risk that leverage may result from certain transactions, including the use of derivatives and borrowing. This may impair the Fund’s liquidity, cause it to liquidate positions at an unfavorable time, increase its volatility or otherwise cause it not to achieve its intended result. To the extent required by applicable law or regulation, the Fund will reduce leverage risk by either segregating an equal amount of liquid assets or “covering” the transactions that introduce such risk.

•	counterparty risk: the risk that the other party to a contract, such as a derivatives contract, will not fulfill its contractual obligations.

•	portfolio management risk: the risk that an investment strategy may fail to produce the intended results.

•	securities selection risk: the risk that the securities held by the Fund may underperform those held by other funds investing in the same asset class or benchmarks that are representative of the asset class because of the portfolio managers’ choice of securities.

•	mortgage REIT risk: the risk that REITs that invest in mortgages or mortgage-backed securities may also be indirectly subject to various risks associated with those investments, including, but not limited to, credit risk, interest rate risk, leverage risk and prepayment risk.

•	options strategy risk: the risk that the Fund’s use of options could result in poor investment performance because writing and purchasing call and put options are highly specialized activities and entail greater than ordinary investment risks.

•
emerging market country risk: the risk of investing in emerging market countries, which is substantial due to, among other factors, different accounting standards; thinner trading markets as compared to those in developed countries; less publicly available and reliable information about issuers as compared to developed markets; the possibility of currency transfer restrictions; and the risk of expropriation, nationalization or other adverse political, economic or social developments.

•	frequent trading risk: the risk that frequent trading will lead to increased portfolio turnover and higher transaction costs, which may reduce the Fund’s performance and may cause higher levels of current tax liability to shareholders in the Fund.
Please see “Principal Risks of the Funds” for a more detailed description of the risks of investing in the Fund.
Your investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency entity or person.
Investment Results
The bar chart below shows how the Fund’s investment results have varied from year to year and the table below shows how the Fund’s average annual total returns for various periods compare with a broad measure of market performance. This information provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. The bar chart shows performance of the Fund’s Class I shares. Class N performance may be lower than Class I performance because of the potentially lower expenses paid by Class I shares. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s investment results can be obtained by visiting www.TCW.com.
Calendar Year Total Returns
For Class I Shares

Highest/Lowest quarterly results during this period were:

Highest	17.06%	(quarter ended 6/30/2020)
Lowest	-20.02%	(quarter ended 3/31/2020)
Average Annual Total Returns
(For the period ended December 31, 2021)

Share Class	1 Year	5 Years	Since Inception (11/28/2014)
I – Before taxes	27.92%	13.36%	9.32%
- After taxes on distributions	23.18%	11.80%	7.82%
- After taxes on distributions and sale of fund shares	16.68%	9.93%	6.68%
N – Before taxes	27.71%	13.22%	9.22%
S&P Global REIT Index (reflects no deduction for fees, expenses or taxes)[1]	32.50%	9.41%	7.78%

[1]	The S&P Global REIT Index serves as a comprehensive benchmark of publicly traded equity REITs listed in both developed and emerging markets.
After‑tax returns are calculated using the highest individual federal income tax rates in effect each year and do not reflect the impact of state and local taxes. Your actual after‑tax returns depend on your individual tax situation and likely will differ from the results shown above, and after‑tax returns shown are not relevant if you hold your Fund shares through a tax‑deferred arrangement, such as a 401(k) plan or individual retirement account (IRA). After‑tax returns are shown for only one class of shares, and after‑tax returns for the other class of shares will vary.
Investment Advisor
TCW Investment Management Company LLC is the investment advisor to the Fund.
Portfolio Managers
The portfolio managers for the Fund are:

Name	Experience with the Fund	Primary Title with Investment Advisor
Iman Brivanlou	7 years (Since inception of the Fund)	Managing Director

Ted Tawinganone	Since July 2021	Senior Vice President

Other Important Information Regarding Fund Shares
For more information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the “Summary of Other Important Information Regarding Fund Shares” at page 89 of this Prospectus.

TCW New America Premier Equities Fund

Investment Objective
The Fund’s investment objective is to provide long-term capital appreciation.
Fees and Expenses of the Fund
This table describes the fees and expenses you may pay if you buy, hold and sell shares of the Fund. You may pay additional fees or commissions to broker-dealers or other financial intermediaries for the purchase of Class I shares of the Fund, which are not reflected in the table below.
Shareholder Fees (Fees paid directly from your investment)
None.
Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)

	Share Classes

	I	N
Management Fees	0.65%	0.65%
Distribution and/or Service (12b‑1) Fees	None	0.25%
Other Expenses	0.15%	0.30%
Total Annual Fund Operating Expenses	0.80%	1.20%
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
This example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Share Classes	1 Year	3 Years	5 Years	10 Years
I	$82	$255	$444	$990
N	$122	$381	$660	$1,455
Portfolio Turnover
The Fund pays transaction costs when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 135.09% of the average value of its portfolio.
Principal Investment Strategies
Under normal circumstances, the Fund invests at least 80% of the value of its net assets, plus any borrowings for investment purposes, in equity securities of U.S. companies. If the Fund changes this investment policy, it will notify shareholders in writing at least 60 days in advance of the change. The Fund intends to achieve its objective by investing primarily in a portfolio of companies the portfolio manager believes are enduring, cash generating businesses whose leaders prudently manage their environmental, social, and financial resources and whose shares are attractively valued relative to the free cash flow generated by the businesses.
Equity securities include common and preferred stock; rights, warrants or options to purchase common or preferred stock; securities that may be converted into or exchanged for common or preferred stock, such as convertible preferred stock, convertible debt and Eurodollar convertible securities; equity securities of foreign companies listed on established exchanges in the U.S., including NASDAQ; American Depository Receipts (ADRs); and other securities with equity characteristics. The Fund typically invests a portion of its assets in securities or other financial instruments issued by companies in the financial services sector, including, without limitation, the banking, brokerage and insurance and financial exchange and data industries. For purposes of the Fund’s investment strategy, a U.S. company is a company that generates at least 50% of its revenues or profits from business activities in the U.S. or has at least 50% of its assets situated in the U.S. Although the Fund emphasizes investments in equity securities of large capitalization companies, it may invest in the equity securities of companies of any size.
In managing the Fund’s investments, the portfolio manager seeks to invest in what he considers to be attractively valued equity securities of cash generating businesses with prudently managed environmental, social, and financial resources. Fundamental research is used to identify these companies. The portfolio manager uses both qualitative and quantitative screening criteria to supplement the fundamental research. The portfolio manager’s screening focuses on companies whose shares are trading at prices the portfolio manager believes are below their intrinsic values.

Portfolio securities may be sold for a number of reasons, including when a company fails to meet expectations or when the portfolio manager believes that (i) there has been a deterioration in the underlying fundamentals of a company, (ii) the intermediate- and long-term prospects for a company are poor, (iii) another security may offer a better investment opportunity, (iv) an individual security has reached its sell target, or (v) the portfolio should be rebalanced for diversification or portfolio weighting purposes.
Principal Risks
Since the Fund holds securities with fluctuating market prices, the value of the Fund’s shares will vary as its portfolio securities increase or decrease in value. Therefore, the value of your investment in the Fund could go down as well as up. You can lose money by investing in the Fund.
The principal risks affecting the Fund that can cause a decline in value are:

•	equity risk: the risk that stocks and other equity securities generally fluctuate in value more than bonds and may decline in value over short or extended periods as a result of changes in a company’s financial condition or in overall market, economic and political conditions.

•	market risk: the risk that returns from the securities in which the Fund invests may underperform returns from the general securities markets or other types of securities.

•	public health emergency risk: the risk that pandemics and other public health emergencies, including outbreaks of infectious diseases such as the current outbreak of the novel coronavirus (“COVID‑19”), can result, and in the case of COVID‑19 has resulted and may continue to result, in market volatility and disruption, and materially and adversely impact economic conditions in ways that cannot be predicted, all of which could result in substantial investment losses. The ultimate impact of COVID‑19, including new variants of the underlying virus, or other health emergencies on global economic conditions and businesses is impossible to predict accurately. Ongoing and potential additional material adverse economic effects of indeterminate duration and severity are possible. The resulting adverse impact on the value of an investment in the Fund could be significant and prolonged. Other public health emergencies that may arise in the future could have similar or other unforeseen effects.

•	price volatility risk: the risk that the value of the Fund’s investment portfolio will change as the prices of its investments go up or down.
•	growth investing risk: the risk of investing in growth stocks, which may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company’s growth potential. The growth investment style may be out of favor or may not produce the best results over short or longer time periods and may increase the volatility of the Fund’s share price. Growth-oriented funds typically underperform when value investing is in favor.

•	value investing risk: the risk of investing in undervalued stocks, which may not realize their perceived value for extended periods of time or may never realize their perceived value. Value stocks may respond differently to market and other developments than other types of stocks. The value investment style may be out of favor or may not produce the best results over short or longer time periods and may increase the volatility of the Fund’s share price. Value-oriented funds typically underperform when growth investing is in favor.

•	issuer risk: the risk that the value of a security may decline for reasons directly related to the issuer such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

•	liquidity risk: the risk that lack of a ready market or restrictions on resale may limit the ability of the Fund to sell a security at an advantageous time or price. The liquidity of the Fund’s assets may change over time.

•	information technology sector risk: the risk that the Fund may be susceptible to the impact of market, economic, regulatory, and other factors affecting the information technology sector and that the value of the Fund may fluctuate more widely than it would for a fund that invests more broadly across varying sectors. Companies in the information technology sector may be affected by the overall economic conditions as well as by factors particular to the information technology sector, including intense competition, short product cycle, rapid product obsolescence, possible loss or impairment of intellectual property rights, and changes in government regulations.

•	financial services sector risk: the risk that the Fund may be susceptible to the impact of market, economic, regulatory, and other factors affecting the financial services sector and that the value of the Fund may fluctuate more widely than it would for a fund that invests more broadly across varying sectors. Companies in the financial services sector may be affected by the overall economic conditions as well as by factors particular to the financial services sector, including changes in government regulations, changes in interest rates, availability of capital and cost to borrow, credit rating downgrades, and decreased liquidity in the credit market.

•	portfolio management risk: the risk that an investment strategy may fail to produce the intended results.

•	securities selection risk: the risk that the securities held by the Fund may underperform those held by other funds investing in the same asset class or benchmarks that are representative of the asset class because of the portfolio manager’s choice of securities.

•	frequent trading risk: the risk that frequent trading will lead to increased portfolio turnover and higher transaction costs, which may reduce the Fund’s performance and may cause higher levels of current tax liability to shareholders in the Fund.
Please see “Principal Risks of the Funds” for a more detailed description of the risks of investing in the Fund.
Your investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency entity or person.
Investment Results
The bar chart below shows how the Fund’s investment results have varied from year to year and the table below shows how the Fund’s average annual total returns for various periods compare with a broad measure of market performance. This information provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. The bar chart shows performance of the Fund’s Class I shares. Class N performance may be lower than Class I performance because of the potentially lower expenses paid by Class I shares. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s investment results can be obtained by visiting www.TCW.com.
Calendar Year Total Returns
For Class I Shares

Highest/Lowest quarterly results during this period were:

Highest	21.56%	(quarter ended 6/30/2020)
Lowest	-16.60%	(quarter ended 3/31/2020)
Average Annual Total Returns
(For the period ended December 31, 2021)

Share Class	1 Year	5 Years	Since Inception (1/29/2016)
I – Before taxes	21.83%	25.39%	23.86%
- After taxes on distributions	17.68%	24.05%	22.59%
- After taxes on distributions and sale of fund shares	14.31%	20.55%	19.46%
N – Before taxes	21.52%	25.21%	23.70%
Russell 1000® Index (reflects no deduction for fees, expenses or taxes)[1]	26.45%	18.43%	18.70%

[1]
Russell 1000® Index measures the performance of the large‑cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1,000 of the largest securities in the Russell 3000® Index based on a combination of their market cap and current index membership.

After‑tax returns are calculated using the highest individual federal income tax rates in effect each year and do not reflect the impact of state and local taxes. Your actual after‑tax returns depend on your individual tax situation and likely will differ from the results shown above, and after‑tax returns shown are not relevant if you hold your Fund shares through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account (IRA). After‑tax returns are shown for only one class of shares, and after‑tax returns for the other class of shares will vary.
Investment Advisor
TCW Investment Management Company LLC is the investment advisor to the Fund.
Portfolio Manager
The portfolio manager for the Fund is:

Name	Experience with the Fund	Primary Title with Investment Advisor
Joseph R. Shaposhnik	6 years (Since inception of the Fund)	Managing Director

Other Important Information Regarding Fund Shares
For more information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the “Summary of Other Important Information Regarding Fund Shares” at page 89 of this Prospectus.

TCW Relative Value Dividend Appreciation Fund

Investment Objective
The Fund’s investment objective is to seek to realize a high level of dividend income consistent with prudent investment management. Capital appreciation is a secondary objective.
Fees and Expenses of the Fund
This table describes the fees and expenses you may pay if you buy, hold and sell shares of the Fund. You may pay additional fees or commissions to broker-dealers or other financial intermediaries for the purchase of Class I shares of the Fund, which are not reflected in the table below.
Shareholder Fees (Fees paid directly from your investment)
None.
Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)

	Share Classes

	I	N
Management Fees	0.60%	0.60%
Distribution and/or Service (12b‑1) Fees	None	0.25%
Other Expenses	0.15%	0.19%
Total Annual Fund Operating Expenses	0.75%	1.04%
Fee Waiver and/or Expense Reimbursement[1]	0.05%	0.14%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement[1]	0.70%	0.90%

[1]
The Fund’s investment advisor has agreed to waive fees and/or reimburse expenses to limit the Fund’s total annual operating expenses (excluding interest, brokerage, extraordinary expenses and acquired fund fees and expenses, if any) to 0.70% of average daily net assets with respect to Class I shares and 0.90% of average daily net assets with respect to Class N shares. This contractual fee waiver/expense reimbursement will remain in place through March 1, 2023 and before that date, the investment advisor may not terminate this arrangement without approval of the Board of Directors. At the conclusion of this period, the Fund’s investment advisor may, in its sole discretion, terminate the contractual fee waiver/expense reimbursement or, with the Board of Directors’ approval, extend or modify that arrangement.

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
This example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The cost of investing in the N share class of the Fund reflects the net expenses of the N share class of the Fund that result from the contractual expense limitation in the first year only (through March 1, 2023). Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Share Classes	1 Year	3 Years	5 Years	10 Years
I	$72	$235	$412	$926
N	$92	$317	$560	$1,258
Portfolio Turnover
The Fund pays transaction costs when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 17.00% of the average value of its portfolio.
Principal Investment Strategies
Under normal circumstances, the Fund invests at least 80% of the value of its net assets, plus any borrowings for investment purposes, in equity securities of companies that have a record of paying dividends. If the Fund changes this investment policy, it will notify shareholders in writing at least 60 days in advance of the change. Equity securities include common and preferred stock; rights, warrants or options to purchase common or preferred stock; securities that may be converted into or exchanged for common or preferred stock, such as convertible preferred stock, convertible debt and Eurodollar convertible securities; equity securities of foreign companies listed on established exchanges, including NASDAQ; American Depository Receipts (ADRs); and other securities with equity characteristics.
The portfolio manager analyzes economic and market conditions and identifies securities that the portfolio manager believes will make the best investments in the pursuit of the Fund’s investment objective. In selecting the Fund’s investments, the portfolio manager sometimes considers the extent to which businesses have leaders who prudently manage their environmental sustainability and social responsibilities with good governance and solid financial resources. Additionally, the portfolio manager considers various factors, including:

•	a company’s market capitalization;

•	a company’s price‑to‑book;

•	a company’s price‑to‑earnings;

•	a company’s price‑to‑sales;

•	a company’s price‑to‑cash flow; and/or

•	a company’s dividend yield.
Portfolio securities may be sold for a number of reasons, including when a company fails to meet expectations or when the portfolio manager believes that (i) there has been a deterioration in the underlying fundamentals of a company, (ii) the intermediate- and long-term prospects for a company are poor, (iii) another security may offer a better investment opportunity, (iv) an individual security has reached its sell target, or (v) the portfolio should be rebalanced for diversification or portfolio weighting purposes.
Principal Risks
Since the Fund holds securities with fluctuating market prices, the value of the Fund’s shares will vary as its portfolio securities increase or decrease in value. Therefore, the value of your investment in the Fund could go down as well as up. You can lose money by investing in the Fund.
The principal risks affecting the Fund that can cause a decline in value are:

•	equity risk: the risk that stocks and other equity securities generally fluctuate in value more than bonds and may decline in value over short or extended periods as a result of changes in a company’s financial condition or in overall market, economic and political conditions.

•	market risk: the risk that returns from the securities in which the Fund invests may underperform returns from the general securities markets or other types of securities.

•	public health emergency risk: the risk that pandemics and other public health emergencies, including outbreaks of infectious diseases such as the current outbreak of the novel coronavirus (“COVID‑19”), can result, and in the case of COVID‑19 has resulted and may continue to result, in market volatility and disruption, and materially and adversely impact economic conditions in ways that cannot be predicted, all of which could result in substantial investment losses. The ultimate impact of COVID‑19, including new variants of the underlying virus, or other health emergencies on global economic conditions and businesses is impossible to predict accurately. Ongoing and potential additional material adverse economic effects of indeterminate duration and severity are possible. The resulting adverse impact on the value of an investment in the Fund could be significant and prolonged. Other public health emergencies that may arise in the future could have similar or other unforeseen effects.

•	dividend-paying stock risk: the risk that dividend-paying stocks may underperform the broader stock market and that issuers of dividend-paying stocks may not declare dividends at current levels in the future.

•	price volatility risk: the risk that the value of the Fund’s investment portfolio will change as the prices of its investments go up or down.

•	value investing risk: the risk of investing in undervalued stocks, which may not realize their perceived value for extended periods of time or may never realize their perceived value. Value stocks may respond differently to market and other developments than other types of stocks. The value investment style may be out of favor or may not produce the best results over short or longer time periods and may increase the volatility of the Fund’s share price. Value-oriented funds typically underperform when growth investing is in favor.

•	issuer risk: the risk that the value of a security may decline for reasons directly related to the issuer such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

•	liquidity risk: the risk that lack of a ready market or restrictions on resale may limit the ability of the Fund to sell a security at an advantageous time or price. The liquidity of the Fund’s assets may change over time.

•	financial services sector risk: the risk that the Fund may be susceptible to the impact of market, economic, regulatory, and other factors affecting the financial services sector and that the value of the Fund may fluctuate more widely than it would for a fund that invests more broadly across varying sectors. Companies in the financial services sector may be affected by the overall economic conditions as well as by factors particular to the financial services sector, including changes in government regulations, changes in interest rates, availability of capital and cost to borrow, credit rating downgrades, and decreased liquidity in the credit market.

•	portfolio management risk: the risk that an investment strategy may fail to produce the intended results.

•	securities selection risk: the risk that the securities held by the Fund may underperform those held by other funds investing in the same asset class or benchmarks that are representative of the asset class because of the portfolio manager’s choice of securities.

•	foreign investing risk: the risk that Fund share prices will fluctuate with market conditions, currency exchange rates and the economic and political climates of the foreign countries in which the Fund invests or has exposure. Investments in foreign securities may involve greater risks than investing in U.S. securities due to, among other factors, less publicly available information, less stringent and less uniform accounting, auditing and financial reporting standards, less liquid and more volatile markets, higher transaction and custody costs, additional taxes, less investor protection, delayed or less frequent settlement, political or social instability, civil unrest, acts of terrorism, regional economic volatility, and the imposition of sanctions, confiscations, trade restrictions (including tariffs) and other government restrictions by the United States and/or other governments.

•	information technology sector risk: the risk that the Fund may be susceptible to the impact of market, economic, regulatory, and other factors affecting the information technology sector and that the value of the Fund may fluctuate more widely than it would for a fund that invests more broadly across varying sectors. Companies in the information technology sector may be affected by the overall economic conditions as well as by factors particular to the information technology sector, including intense competition, short product cycle, rapid product obsolescence, possible loss or impairment of intellectual property rights, and changes in government regulations.
Please see “Principal Risks of the Funds” for a more detailed description of the risks of investing in the Fund.
Your investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency entity or person.
Investment Results
The bar chart below shows how the Fund’s investment results have varied from year to year and the table below shows how the Fund’s average annual total returns for various periods compare with a broad measure of market performance. This information provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. The bar chart shows performance of the Fund’s Class I shares. Class N performance may be lower than Class I performance because of the potentially lower expenses paid by Class I shares. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s investment results can be obtained by visiting www.TCW.com.
Calendar Year Total Returns
For Class I Shares

Highest/Lowest quarterly results during this period were:

Highest	18.35%	(quarter ended 12/31/2020)
Lowest	-29.15%	(quarter ended 3/31/2020)
Average Annual Total Returns
(For the period ended December 31, 2021)

Share Class	1 Year	5 Years	10 Years
I – Before taxes	30.54%	10.48%	12.57%
- After taxes on distributions	27.29%	8.61%	11.40%
- After taxes on distributions and sale of fund shares	20.36%	7.96%	10.27%
N – Before taxes	30.28%	10.25%	12.30%
Russell 1000® Value Index (reflects no deduction for fees, expenses or taxes)[1]	25.16%	11.16%	12.97%

[1]	The Russell 1000® Value Index measures the performance of those companies in the Russell 1000® Index with lower price‑to‑book ratios and lower forecasted growth values.
After‑tax returns are calculated using the highest individual federal income tax rates in effect each year and do not reflect the impact of state and local taxes. Your actual after‑tax returns depend on your individual tax situation and likely will differ from the results shown above, and after‑tax returns shown are not relevant if you hold your Fund shares through a tax‑deferred arrangement, such as a 401(k) plan or individual retirement account (IRA). After‑tax returns are shown for only one class of shares, and after‑tax returns for the other class of shares will vary.

Investment Advisor
TCW Investment Management Company LLC is the investment advisor to the Fund.
Portfolio Managers
The portfolio managers for the Fund are:

Name	Experience with the Fund	Primary Title with Investment Advisor
Diane E. Jaffee (Lead Portfolio Manager)	20 years	Group Managing Director

Bo Fifer, CFA (Co‑Portfolio Manager)	12 years	Senior Vice President
Other Important Information Regarding Fund Shares
For more information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the “Summary of Other Important Information Regarding Fund Shares” at page 89 of this Prospectus.

TCW Relative Value Large Cap Fund

Investment Objective
The Fund’s investment objective is to seek capital appreciation, with a secondary goal of current income.
Fees and Expenses of the Fund
This table describes the fees and expenses you may pay if you buy, hold and sell shares of the Fund. You may pay additional fees or commissions to broker-dealers or other financial intermediaries for the purchase of Class I shares of the Fund, which are not reflected in the table below.
Shareholder Fees (Fees paid directly from your investment)
None.
Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)

	Share Classes

	I	N
Management Fees	0.60%	0.60%
Distribution and/or Service (12b‑1) Fees	None	0.25%
Other Expenses	0.20%	0.45%
Total Annual Fund Operating Expenses	0.80%	1.30%
Fee Waiver and/or Expense Reimbursement[1]	0.10%	0.40%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement[1]	0.70%	0.90%

[1]
The Fund’s investment advisor has agreed to waive fees and/or reimburse expenses to limit the Fund’s total annual operating expenses (excluding interest, brokerage, extraordinary expenses and acquired fund fees and expenses, if any) to 0.70% of average daily net assets with respect to Class I shares and 0.90% of average daily net assets with respect to Class N shares. This contractual fee waiver/expense reimbursement will remain in place through March 1, 2023 and before that date, the investment advisor may not terminate this arrangement without approval of the Board of Directors. At the conclusion of this period, the Fund’s investment advisor may, in its sole discretion, terminate the contractual fee waiver/expense reimbursement or, with the Board of Directors’ approval, extend or modify that arrangement.

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
This example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The cost of investing in the N share class of the Fund reflects the net expenses of the N share class of the Fund that result from the contractual expense limitation in the first year only (through March 1, 2023). Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Share Classes	1 Year	3 Years	5 Years	10 Years
I	$72	$245	$434	$980
N	$92	$373	$675	$1,533
Portfolio Turnover
The Fund pays transaction costs when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 17.16% of the average value of its portfolio.
Principal Investment Strategies
Under normal circumstances, the Fund invests at least 80% of the value of its net assets, plus any borrowings for investment purposes, in equity securities of large-capitalization companies (i.e., companies with a market capitalization of greater than $1 billion at the time of purchase). If the Fund changes this investment policy, it will notify shareholders in writing at least 60 days in advance of the change. Equity securities include common and preferred stock; rights, warrants or options to purchase common or preferred stock; securities that may be converted into or exchanged for common or preferred stock, such as convertible preferred stock, convertible debt and Eurodollar convertible securities; equity securities of foreign companies listed on established exchanges, including NASDAQ; American Depository Receipts (ADRs); and other securities with equity characteristics.
The portfolio managers analyze economic and market conditions and identify securities that the portfolio managers believe will make the best investments in the pursuit of the Fund’s investment objective. In selecting the Fund’s investments, the portfolio managers sometimes consider the extent to which businesses have leaders who prudently manage their environmental sustainability and social responsibilities with good governance and solid financial resources. Additionally, the portfolio managers consider various factors including:

•	a company’s market capitalization;

•	a company’s price‑to‑book;

•	a company’s price‑to‑earnings;

•	a company’s price‑to‑sales;

•	a company’s price‑to‑cash flow; and/or

•	a company’s dividend yield.
The Fund will invest mostly in companies the portfolio managers believe are “value companies.” In managing the Fund’s investments, the portfolio managers blend a number of investment strategies. The portfolio managers emphasize investing in companies that tend to have one or more characteristics that are lower than the equivalent characteristics for companies in the S&P 500 Index. The portfolio managers seek companies that they believe are neglected or out of favor and whose stock prices are low in relation to current earnings, cash flow, book value and sales and companies that they believe have reasonable prospects for growth even though the expectations for these companies are low and their valuations are temporarily depressed.
Portfolio securities may be sold for a number of reasons, including when a company fails to meet expectations or when the portfolio managers believe that (i) there has been a deterioration in the underlying fundamentals of a company, (ii) the intermediate- and long-term prospects for a company are poor, (iii) another security may offer a better investment opportunity, (iv) an individual security has reached its sell target, or (v) the portfolio should be rebalanced for diversification or portfolio weighting purposes.
Principal Risks
Since the Fund holds securities with fluctuating market prices, the value of the Fund’s shares will vary as its portfolio securities increase or decrease in value. Therefore, the value of your investment in the Fund could go down as well as up. You can lose money by investing in the Fund.
The principal risks affecting the Fund that can cause a decline in value are:

•	equity risk: the risk that stocks and other equity securities generally fluctuate in value more than bonds and may decline in value over short or extended periods as a result of changes in a company’s financial condition or in overall market, economic and political conditions.

•	market risk: the risk that returns from the securities in which the Fund invests may underperform returns from the general securities markets or other types of securities.

•	public health emergency risk: the risk that pandemics and other public health emergencies, including outbreaks of infectious diseases such as the current outbreak of the novel coronavirus (“COVID‑19”), can result, and in the case of COVID‑19 has resulted and may continue to result, in market volatility and disruption, and materially and adversely impact economic conditions in ways that cannot be predicted, all of which could result in substantial investment losses. The ultimate impact of COVID‑19, including new variants of the underlying virus, or other health emergencies on global economic conditions and businesses is impossible to predict accurately. Ongoing and potential additional material adverse economic effects of indeterminate duration and severity are possible. The resulting adverse impact on the value of an investment in the Fund could be significant and prolonged. Other public health emergencies that may arise in the future could have similar or other unforeseen effects.

•	price volatility risk: the risk that the value of the Fund’s investment portfolio will change as the prices of its investments go up or down.

•	value investing risk: the risk of investing in undervalued stocks, which may not realize their perceived value for extended periods of time or may never realize their perceived value. Value stocks may respond differently to market and other developments than other types of stocks. The value investment style may be out of favor or may not produce the best results over short or longer time periods and may increase the volatility of the Fund’s share price. Value-oriented funds typically underperform when growth investing is in favor.

•	issuer risk: the risk that the value of a security may decline for reasons directly related to the issuer such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

•	liquidity risk: the risk that lack of a ready market or restrictions on resale may limit the ability of the Fund to sell a security at an advantageous time or price. The liquidity of the Fund’s assets may change over time.

•
financial services sector risk: the risk that the Fund may be susceptible to the impact of market, economic, regulatory, and other factors affecting the financial services sector and that the value of the Fund may fluctuate more widely than it would for a fund that invests more broadly across varying sectors. Companies in the financial services sector may be affected by the overall economic conditions as well as by factors particular to the financial services sector, including changes in government regulations, changes in interest rates, availability of capital and cost to borrow, credit rating downgrades, and decreased liquidity in the credit market.

•	healthcare sector risk: the risk that the Fund may be susceptible to the impact of market, economic, regulatory and other factors affecting the healthcare sector and that the value of the Fund may fluctuate more widely than it would for a fund that invests more broadly across varying sectors. Companies in the healthcare sector may be affected by the overall economic conditions as well as by factors particular to the healthcare sector, including extensive government regulation, restrictions on government reimbursement for medical expenses, rising costs of medical products, services and facilities, pricing pressure, limited number of products and product obsolescence due to industry innovation, changes in technologies and other market developments.

•	portfolio management risk: the risk that an investment strategy may fail to produce the intended results.

•	securities selection risk: the risk that the securities held by the Fund may underperform those held by other funds investing in the same asset class or benchmarks that are representative of the asset class because of the portfolio managers’ choice of securities.

•	foreign investing risk: the risk that Fund share prices will fluctuate with market conditions, currency exchange rates and the economic and political climates of the foreign countries in which the Fund invests or has exposure. Investments in foreign securities may involve greater risks than investing in U.S. securities due to, among other factors, less publicly available information, less stringent and less uniform accounting, auditing and financial reporting standards, less liquid and more volatile markets, higher transaction and custody costs, additional taxes, less investor protection, delayed or less frequent settlement, political or social instability, civil unrest, acts of terrorism, regional economic volatility, and the imposition of sanctions, confiscations, trade restrictions (including tariffs) and other government restrictions by the United States and/or other governments.
Please see “Principal Risks of the Funds” for a more detailed description of the risks of investing in the Fund.
Your investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency entity or person.
Investment Results
The bar chart below shows how the Fund’s investment results have varied from year to year and the table below shows how the Fund’s average annual total returns for various periods compare with a broad measure of market performance. This information provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. The bar chart shows performance of the Fund’s Class I shares. Class N performance may be lower than Class I performance because of the potentially lower expenses paid by Class I shares. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s investment results can be obtained by visiting www.TCW.com.
Calendar Year Total Returns
For Class I Shares

Highest/Lowest quarterly results during this period were:

Highest	20.87%	(quarter ended 12/31/2020)
Lowest	-30.94%	(quarter ended 3/31/2020)
Average Annual Total Returns
(For the period ended December 31, 2021)

Share Class	1 Year	5 Years	10 Years
I – Before taxes	29.41%	10.71%	12.67%
- After taxes on distributions	27.02%	6.44%	10.09%
- After taxes on distributions and sale of fund shares	19.13%	7.61%	10.00%
N – Before taxes	29.14%	10.50%	12.42%
Russell 1000® Value Index (reflects no deduction for fees, expenses or taxes)[1]	25.16%	11.16%	12.97%

[1]	The Russell 1000® Value Index measures the performance of those companies in the Russell 1000® Index with lower price‑to‑book ratios and lower forecasted growth values.
After‑tax returns are calculated using the highest individual federal income tax rates in effect each year and do not reflect the impact of state and local taxes. Your actual after‑tax returns depend on your individual tax situation and likely will differ from the results shown above, and after‑tax returns shown are not relevant if you hold your Fund shares through a tax‑deferred arrangement, such as a 401(k) plan or individual retirement account (IRA). After‑tax returns are shown for only one class of shares, and after‑tax returns for the other class of shares will vary.
Investment Advisor
TCW Investment Management Company LLC is the investment advisor to the Fund.
Portfolio Managers
The portfolio managers for the Fund are:

Name	Experience with the Fund	Primary Title with Investment Advisor
Diane E. Jaffee (Lead Portfolio Manager)	23 years	Group Managing Director

Matthew J. Spahn (Co‑Portfolio Manager)	19 years	Managing Director
Other Important Information Regarding Fund Shares
For more information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the “Summary of Other Important Information Regarding Fund Shares” at page 89 of this Prospectus.

TCW Relative Value Mid Cap Fund

Investment Objective
The Fund’s investment objective is to seek to provide long-term capital appreciation.
Fees and Expenses of the Fund
This table describes the fees and expenses you may pay if you buy, hold and sell shares of the Fund. You may pay additional fees or commissions to broker-dealers or other financial intermediaries for the purchase of Class I shares of the Fund, which are not reflected in the table below.
Shareholder Fees (Fees paid directly from your investment)
None.
Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)

	Share Classes

	I	N
Management Fees	0.70%	0.70%
Distribution and/or Service (12b‑1) Fees	None	0.25%
Other Expenses	0.27%	0.42%
Total Annual Fund Operating Expenses	0.97%	1.37%
Fee Waiver and/or Expense Reimbursement[1]	0.12%	0.42%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement[1]	0.85%	0.95%

[1]
The Fund’s investment advisor has agreed to waive fees and/or reimburse expenses to limit the Fund’s total annual operating expenses (excluding interest, brokerage, extraordinary expenses and acquired fund fees and expenses, if any) to 0.85% of average daily net assets with respect to Class I shares and 0.95% of average daily net assets with respect to Class N shares. This contractual fee waiver/expense reimbursement will remain in place through March 1, 2023 and before that date, the investment advisor may not terminate this arrangement without approval of the Board of Directors. At the conclusion of this period, the Fund’s investment advisor may, in its sole discretion, terminate the contractual fee waiver/expense reimbursement or, with the Board of Directors’ approval, extend or modify that arrangement.

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
This example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The cost of investing in the Fund reflects the net expenses of the Fund that result from the contractual expense limitation in the first year only. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Share Classes	1 Year	3 Years	5 Years	10 Years
I	$87	$297	$525	$1,179
N	$97	$392	$710	$1,610
Portfolio Turnover
The Fund pays transaction costs when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 44.33% of the average value of its portfolio.
Principal Investment Strategies
Under normal circumstances, the Fund invests at least 80% of the value of its net assets, plus any borrowings for investment purposes, in equity securities of mid‑capitalization companies (i.e., companies with market capitalizations, at the time of acquisition, within the capitalization range of the companies comprising the Russell MidCap® Index). As of December 31, 2021, the market capitalization of companies included in the Russell MidCap® Index was between $434 million and $73.9 billion. If the Fund changes this investment policy, it will notify shareholders in writing at least 60 days in advance of the change. Equity securities include common and preferred stock; rights, warrants or options to purchase common or preferred stock; securities that may be converted into or exchanged for common or preferred stock, such as convertible preferred stock, convertible debt and Eurodollar convertible securities; equity securities of foreign companies listed on established exchanges, including NASDAQ; American Depository Receipts (ADRs); equity securities of real estate investment trusts (“REITs”) and real estate companies; and other securities with equity characteristics.
The portfolio managers analyze economic and market conditions and identify securities that the portfolio manager believe will make the best investments in the pursuit of the Fund’s investment objective. In selecting the Fund’s investments, the portfolio managers sometimes consider the extent to which businesses have leaders who prudently manage their environmental sustainability and social responsibilities with good governance and solid financial resources. Additionally, the portfolio managers consider various factors including:

•	a company’s market capitalization;

•	a company’s price‑to‑book;

•	a company’s price‑to‑earnings;

•	a company’s price‑to‑sales;

•	a company’s price‑to‑cash flow; and/or

•	a company’s dividend yield.
The Fund invests mostly in what the portfolio manager believes are “value companies.” The portfolio manager seeks to identify those companies that have fallen out of favor and whose stock is selling below what the portfolio manager believes is its real value. The portfolio manager looks for those stocks with a potential catalyst, such as new products, technologies, or management, which may trigger an increase in their values.
Portfolio securities may be sold for a number of reasons, including when a company fails to meet expectations or when the portfolio manager believes that (i) there has been a deterioration in the underlying fundamentals of a company, (ii) the intermediate- and long-term prospects for a company are poor, (iii) another security may offer a better investment opportunity, (iv) an individual security has reached its sell target, or (v) the portfolio should be rebalanced for diversification or portfolio weighting purposes.
Principal Risks
Since the Fund holds securities with fluctuating market prices, the value of the Fund’s shares will vary as its portfolio securities increase or decrease in value. Therefore, the value of your investment in the Fund could go down as well as up. You can lose money by investing in the Fund.
The principal risks affecting the Fund that can cause a decline in value are:

•	equity risk: the risk that stocks and other equity securities generally fluctuate in value more than bonds and may decline in value over short or extended periods as a result of changes in a company’s financial condition or in overall market, economic and political conditions.

•	market risk: the risk that returns from the securities in which the Fund invests may underperform returns from the general securities markets or other types of securities.

•	public health emergency risk: the risk that pandemics and other public health emergencies, including outbreaks of infectious diseases such as the current outbreak of the novel coronavirus (“COVID‑19”), can result, and in the case of COVID‑19 has resulted and may continue to result, in market volatility and disruption, and materially and adversely impact economic conditions in ways that cannot be predicted, all of which could result in substantial investment losses. The ultimate impact of COVID‑19, including new variants of the underlying virus, or other health emergencies on global economic conditions and businesses is impossible to predict accurately. Ongoing and potential additional material adverse economic effects of indeterminate duration and severity are possible. The resulting adverse impact on the value of an investment in the Fund could be significant and prolonged. Other public health emergencies that may arise in the future could have similar or other unforeseen effects.

•	mid‑capitalization company risk: the risk that mid‑capitalization companies may have more volatile stock performance than large capitalization companies and are more likely to experience business failures, which may increase the risk of loss to the Fund.

•	price volatility risk: the risk that the value of the Fund’s investment portfolio will change as the prices of its investments go up or down.

•	value investing risk: the risk of investing in undervalued stocks, which may not realize their perceived value for extended periods of time or may never realize their perceived value. Value stocks may respond differently to market and other developments than other types of stocks. The value investment style may be out of favor or may not produce the best results over short or longer time periods and may increase the volatility of the Fund’s share price. Value-oriented funds typically underperform when growth investing is in favor.

•	issuer risk: the risk that the value of a security may decline for reasons directly related to the issuer such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

•	liquidity risk: the risk that lack of a ready market or restrictions on resale may limit the ability of the Fund to sell a security at an advantageous time or price. The liquidity of the Fund’s assets may change over time.

•	financial services sector risk: the risk that the Fund may be susceptible to the impact of market, economic, regulatory, and other factors affecting the financial services sector and that the value of the Fund may fluctuate more widely than it would for a fund that invests more broadly across varying sectors. Companies in the financial services sector may be affected by the overall economic conditions as well as by factors particular to the financial services sector, including changes in government regulations, changes in interest rates, availability of capital and cost to borrow, credit rating downgrades, and decreased liquidity in the credit market.

•	healthcare sector risk: the risk that the Fund may be susceptible to the impact of market, economic, regulatory and other factors affecting the healthcare sector and that the value of the Fund may fluctuate more widely than it would for a fund that invests more broadly across varying sectors. Companies in the healthcare sector may be affected by the overall economic conditions as well as by factors particular to the healthcare sector, including extensive government regulation, restrictions on government reimbursement for medical expenses, rising costs of medical products, services and facilities, pricing pressure, limited number of products and product obsolescence due to industry innovation, changes in technologies and other market developments.

•	REIT and real estate company risk: the risk that the Fund may be susceptible to the impact of market, economic, regulatory, and other factors affecting the real estate industry and/or the local or regional real estate markets and that the value of the Fund may fluctuate more widely than it would for a fund that invests more broadly across varying industries and sectors. REITs and real estate companies may be negatively impacted by factors generally affecting the value of real estate and the earnings of companies engaged in the real estate industry as well as factors that specifically relate to the structure and operations of REITs and real estate companies, including heavy cash flow dependency, self-liquidation, the possibility of failing to qualify for tax‑free “pass-through” of income under the federal tax law and the use of leverage.

•	consumer discretionary sector risk: the risk that the Fund may be susceptible to the impact of market, economic, regulatory, and other factors affecting the consumer discretionary sector and that the value of the Fund may fluctuate more widely than it would for a fund that invests more broadly across varying sectors. The risk that the success of consumer product manufacturers and retailers is tied closely to the performance of the overall domestic and international economy, interest rates, competition and consumer confidence. Success depends heavily on disposable household income and consumer spending. Changes in demographics and consumer tastes can also affect the demand for, and success of, consumer products and services in the marketplace.

•	portfolio management risk: the risk that an investment strategy may fail to produce the intended results.

•	securities selection risk: the risk that the securities held by the Fund may underperform those held by other funds investing in the same asset class or benchmarks that are representative of the asset class because of the portfolio manager’s choice of securities.

•	foreign investing risk: the risk that Fund share prices will fluctuate with market conditions, currency exchange rates and the economic and political climates of the foreign countries in which the Fund invests or has exposure. Investments in foreign securities may involve greater risks than investing in U.S. securities due to, among other factors, less publicly available information, less stringent and less uniform accounting, auditing and financial reporting standards, less liquid and more volatile markets, higher transaction and custody costs, additional taxes, less investor protection, delayed or less frequent settlement, political or social instability, civil unrest, acts of terrorism, regional economic volatility, and the imposition of sanctions, confiscations, trade restrictions (including tariffs) and other government restrictions by the United States and/or other governments.
Please see “Principal Risks of the Funds” for a more detailed description of the risks of investing in the Fund.
Your investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency entity or person.
Investment Results
The bar chart below shows how the Fund’s investment results have varied from year to year and the table below shows how the Fund’s average annual total returns for various periods compare with a broad measure of market performance. This information provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. The bar chart shows performance of the Fund’s Class I shares. Class N performance may be lower than Class I performance because of the potentially lower expenses paid by Class I shares. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s investment results can be obtained by visiting www.TCW.com.
Calendar Year Total Returns
For Class I Shares

Highest/Lowest quarterly results during this period were:

Highest	25.48%	(quarter ended 12/31/2020)
Lowest	-37.31%	(quarter ended 3/31/2020)
Average Annual Total Returns
(For the period ended December 31, 2021)

Share Class	1 Year	5 Years	10 Years
I – Before taxes	31.94%	10.51%	12.26%
- After taxes on distributions	28.41%	8.88%	10.45%
- After taxes on distributions and sale of fund shares	21.44%	8.07%	9.71%
N – Before taxes	31.82%	10.39%	12.06%
Russell MidCap® Value Index (reflects no deduction for fees, expenses or taxes)[1]	28.34%	11.22%	13.44%

[1]	The Russell MidCap® Value Index measures the performance of those companies in the Russell MidCap® Index with lower price‑to‑book ratios and lower forecasted growth values.
After‑tax returns are calculated using the highest individual federal income tax rates in effect each year and do not reflect the impact of state and local taxes. Your actual after‑tax returns depend on your individual tax situation and likely will differ from the results shown above, and after‑tax returns shown are not relevant if you hold your Fund shares through a tax‑deferred arrangement, such as a 401(k) plan or individual retirement account (IRA). After‑tax returns are shown for only one class of shares, and after‑tax returns for the other class of shares will vary.
Investment Advisor
TCW Investment Management Company LLC is the investment advisor to the Fund.
Portfolio Managers
The portfolio managers for the Fund are:

Name	Experience with the Fund	Primary Title with Investment Advisor
Diane E. Jaffee (Lead Portfolio Manager)	11 years	Group Managing Director

Mona Eraiba (Co‑Portfolio Manager)	10 years	Senior Vice President
Other Important Information Regarding Fund Shares
For more information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the “Summary of Other Important Information Regarding Fund Shares” at page 89 of this Prospectus.

TCW Select Equities Fund

Investment Objective
The Fund’s investment objective is to seek to provide long-term capital appreciation.
Fees and Expenses of the Fund
This table describes the fees and expenses you may pay if you buy, hold and sell shares of the Fund. You may pay additional fees or commissions to broker-dealers or other financial intermediaries for the purchase of Class I shares of the Fund, which are not reflected in the table below.
Shareholder Fees (Fees paid directly from your investment)
None.
Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)

	Share Classes

	I	N
Management Fees	0.65%	0.65%
Distribution and/or Service (12b‑1) Fees	None	0.25%
Other Expenses	0.12%	0.18%
Total Annual Fund Operating Expenses	0.77%	1.08%
Fee Waiver and/or Expense Reimbursement[1]	None	0.08%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement[1]	0.77%	1.00%

[1]
The Fund’s investment advisor has agreed to waive fees and/or reimburse expenses to limit the Fund’s total annual operating expenses (excluding interest, brokerage, extraordinary expenses and acquired fund fees and expenses, if any) to 0.80% of average daily net assets with respect to Class I shares and 1.00% of average daily net assets with respect to Class N shares. This contractual fee waiver/expense reimbursement will remain in place through March 1, 2023 and before that date, the investment advisor may not terminate this arrangement without approval of the Board of Directors. At the conclusion of this period, the Fund’s investment advisor may, in its sole discretion, terminate the contractual fee waiver/expense reimbursement or, with the Board of Directors’ approval, extend or modify that arrangement.

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
This example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The cost of investing in the N share class of the Fund reflects the net expenses of the N share class of the Fund that result from the contractual expense limitation in the first year only. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Share Classes	1 Year	3 Years	5 Years	10 Years
I	$79	$246	$428	$954
N	$102	$336	$588	$1,310
Portfolio Turnover
The Fund pays transaction costs when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 8.17% of the average value of its portfolio.
Principal Investment Strategies
Under normal circumstances, the Fund invests at least 80% of the value of its net assets, plus any borrowings for investment purposes, in equity securities. If the Fund changes this investment policy, it will notify shareholders in writing at least 60 days in advance of the change. The Fund invests primarily in equity securities of mid‑ and large-capitalization companies. Equity securities include common and preferred stock; rights, warrants or options to purchase common or preferred stock; securities that may be converted into or exchanged for common or preferred stock, such as convertible preferred stock, convertible debt and Eurodollar convertible securities; equity securities of foreign companies listed on established exchanges, including NASDAQ; American Depository Receipts (ADRs); equity securities of real estate investment trusts (“REITs”); and other securities with equity characteristics.
The portfolio manager uses a highly focused approach, which seeks to achieve superior long-term returns over a full market cycle by owning shares of companies that the portfolio manager believes to have strong and enduring business models and inherent advantages over their competitors. In selecting the Fund’s investments, the portfolio manager considers the extent to which businesses have leaders who prudently manage their environmental sustainability and social responsibilities with good governance and solid financial resources. Fundamental research is used to identify these companies and the portfolio manager uses both qualitative and quantitative screening criteria to supplement the fundamental research.
Portfolio securities may be sold for a number of reasons, including when a company fails to meet expectations or when the portfolio manager believes that (i) there has been a deterioration in the underlying fundamentals of a company, (ii) the intermediate- and long-term prospects for a company are poor, (iii) another security may offer a better investment opportunity, (iv) an individual security has reached its sell target, or (v) the portfolio should be rebalanced for diversification or portfolio weighting purposes.
Principal Risks
Since the Fund holds securities with fluctuating market prices, the value of the Fund’s shares will vary as its portfolio securities increase or decrease in value. Therefore, the value of your investment in the Fund could go down as well as up. You can lose money by investing in the Fund.
The principal risks affecting the Fund that can cause a decline in value are:

•	equity risk: the risk that stocks and other equity securities generally fluctuate in value more than bonds and may decline in value over short or extended periods as a result of changes in a company’s financial condition or in overall market, economic and political conditions.

•	market risk: the risk that returns from the securities in which the Fund invests may underperform returns from the general securities markets or other types of securities.

•	public health emergency risk: the risk that pandemics and other public health emergencies, including outbreaks of infectious diseases such as the current outbreak of the novel coronavirus (“COVID‑19”), can result, and in the case of COVID‑19 has resulted and may continue to result, in market volatility and disruption, and materially and adversely impact economic conditions in ways that cannot be predicted, all of which could result in substantial investment losses. The ultimate impact of COVID‑19, including new variants of the underlying virus, or other health emergencies on global economic conditions and businesses is impossible to predict accurately. Ongoing and potential additional material adverse economic effects of indeterminate duration and severity are possible. The resulting adverse impact on the value of an investment in the Fund could be significant and prolonged. Other public health emergencies that may arise in the future could have similar or other unforeseen effects.

•	price volatility risk: the risk that the value of the Fund’s investment portfolio will change as the prices of its investments go up or down.

•	growth investing risk: the risk of investing in growth stocks, which may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company’s growth potential. The growth investment style may be out of favor or may not produce the best results over short or longer time periods and may increase the volatility of the Fund’s share price. Growth-oriented funds typically underperform when value investing is in favor.

•	mid‑capitalization company risk: the risk that mid‑capitalization companies may have more volatile stock performance than large capitalization companies and are more likely to experience business failures, which may increase the risk of loss to the Fund.

•	issuer risk: the risk that the value of a security may decline for reasons directly related to the issuer such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

•	liquidity risk: the risk that lack of a ready market or restrictions on resale may limit the ability of the Fund to sell a security at an advantageous time or price. The liquidity of the Fund’s assets may change over time.

•	information technology sector risk: the risk that the Fund may be susceptible to the impact of market, economic, regulatory, and other factors affecting the information technology sector and that the value of the Fund may fluctuate more widely than it would for a fund that invests more broadly across varying sectors. Companies in the information technology sector may be affected by the overall economic conditions as well as by factors particular to the information technology sector, including intense competition, short product cycle, rapid product obsolescence, possible loss or impairment of intellectual property rights, and changes in government regulations.

•
REIT and real estate company risk: the risk that the Fund may be susceptible to the impact of market, economic, regulatory, and other factors affecting the real estate industry and/or the local or regional real estate markets and that the value of the Fund may fluctuate more widely than it would for a fund that invests more broadly across varying industries and sectors. REITs and real estate companies may be negatively impacted by factors generally affecting the value of real estate and the earnings of companies engaged in the real estate industry as well as factors that specifically relate to the structure and operations of REITs and real estate companies, including heavy cash flow dependency, self-liquidation, the possibility of failing to qualify for tax‑free “pass-through” of income under the federal tax law and the use of leverage.

•	portfolio management risk: the risk that an investment strategy may fail to produce the intended results.

•	securities selection risk: the risk that the securities held by the Fund may underperform those held by other funds investing in the same asset class or benchmarks that are representative of the asset class because of the portfolio manager’s choice of securities.

•	foreign investing risk: the risk that Fund share prices will fluctuate with market conditions, currency exchange rates and the economic and political climates of the foreign countries in which the Fund invests or has exposure. Investments in foreign securities may involve greater risks than investing in U.S. securities due to, among other factors, less publicly available information, less stringent and less uniform accounting, auditing and financial reporting standards, less liquid and more volatile markets, higher transaction and custody costs, additional taxes, less investor protection, delayed or less frequent settlement, political or social instability, civil unrest, acts of terrorism, regional economic volatility, and the imposition of sanctions, confiscations, trade restrictions (including tariffs) and other government restrictions by the United States and/or other governments.
Please see “Principal Risks of the Funds” for a more detailed description of the risks of investing in the Fund.
Your investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency entity or person.
Investment Results
The bar chart below shows how the Fund’s investment results have varied from year to year and the table below shows how the Fund’s average annual total returns for various periods compare with a broad measure of market performance. This information provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. The bar chart shows performance of the Fund’s Class I shares. Class N performance may be lower than Class I performance because of the potentially lower expenses paid by Class I shares. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s investment results can be obtained by visiting www.TCW.com.
Calendar Year Total Returns
For Class I Shares

Highest/Lowest quarterly results during this period were:

Highest	30.88%	(quarter ended 6/30/2020)
Lowest	-15.84%	(quarter ended 12/31/2018)
Average Annual Total Returns
(For the period ended December 31, 2021)

Share Class	1 Year	5 Years	10 Years
I – Before taxes	25.85%	26.49%	18.29%
- After taxes on distributions	22.45%	22.78%	15.97%
- After taxes on distributions and sale of fund shares	17.75%	20.69%	14.76%
N – Before taxes	25.64%	26.21%	18.01%
Russell 1000® Growth Index (reflects no deduction for fees, expenses or taxes)[1]	27.60%	25.32%	19.79%

[1]	The Russell 1000® Growth Index measures the performance of those companies in the Russell 1000® Index with higher price‑to‑book ratios and higher forecasted growth values.
After‑tax returns are calculated using the highest individual federal income tax rates in effect each year and do not reflect the impact of state and local taxes. Your actual after‑tax returns depend on your individual tax situation and likely will differ from the results shown above, and after‑tax returns shown are not relevant if you hold your Fund shares through a tax‑deferred arrangement, such as a 401(k) plan or individual retirement account (IRA). After‑tax returns are shown for only one class of shares, and after‑tax returns for the other class of shares will vary.

Investment Advisor
TCW Investment Management Company LLC is the investment advisor to the Fund.
Portfolio Manager
The portfolio manager for the Fund is:

Name	Experience with the Fund	Primary Title with Investment Advisor
Craig C. Blum	18 years	Group Managing Director
Other Important Information Regarding Fund Shares
For more information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the “Summary of Other Important Information Regarding Fund Shares” at page 89 of this Prospectus.

TCW Core Fixed Income Fund

Investment Objective
The Fund’s investment objective is to seek to maximize current income and achieve above average total return consistent with prudent investment management over a full market cycle.
Fees and Expenses of the Fund
This table describes the fees and expenses you may pay if you buy, hold and sell shares of the Fund. You may pay additional fees or commissions to broker-dealers or other financial intermediaries for the purchase of Class I or Plan Class shares of the Fund, which are not reflected in the table below.
Shareholder Fees (Fees paid directly from your investment)
None.
Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)

	Share Classes

	I	N	Plan
Management Fees	0.40%	0.40%	0.40%
Distribution and/or Service (12b‑1) Fees	None	0.25%	None
Other Expenses	0.11%	0.20%	0.06%
Total Annual Fund Operating Expenses	0.51%	0.85%	0.46%
Fee Waiver and/or Expense Reimbursement[1]	0.02%	0.15%	0.02%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement[1]	0.49%	0.70%	0.44%

[1]
The Fund’s investment advisor has agreed to waive fees and/or reimburse expenses to limit the Fund’s total annual operating expenses (excluding interest, brokerage, extraordinary expenses and acquired fund fees and expenses, if any) to 0.49% of average daily net assets with respect to Class I shares, 0.70% of average daily net assets with respect to Class N shares and 0.44% of average daily net assets with respect to Plan Class shares. This contractual fee waiver/expense reimbursement will remain in place through March 1, 2023 and before that date the investment advisor may not terminate this arrangement without approval of the Board of Directors. At the conclusion of this period, the Fund’s investment advisor may, in its sole discretion, terminate the contractual fee waiver/expense reimbursement or, with the Board of Directors’ approval, extend or modify that arrangement.

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
This example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The cost of investing in the Fund reflects the net expenses of the Fund that result from the contractual expense limitation in the first year only. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Share Classes	1 Year	3 Years	5 Years	10 Years
I	$50	$162	$283	$639
N	$72	$256	$457	$1,035
Plan	$45	$146	$256	$577
Portfolio Turnover
The Fund pays transaction costs when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 469.87% of the average value of its portfolio.
Principal Investment Strategies
Under normal circumstances, the Fund invests at least 80% of the value of its net assets, plus any borrowings for investment purposes, in debt securities. If the Fund changes this investment policy, it will notify shareholders in writing at least 60 days in advance of the change. The Fund may invest in various types of debt securities, including but not limited to securities issued or guaranteed by the United States government or its agencies, instrumentalities or sponsored corporations; corporate obligations (including convertible securities); mortgage-backed and asset-backed securities (which may be privately issued); local currency- or U.S. dollar-denominated foreign debt securities (corporate and government); money market instruments; and other securities bearing fixed or variable interest rates of any maturity.
The Fund invests in the U.S. and abroad, including emerging markets, and may purchase securities of varying maturities issued by domestic and foreign corporations and governments. The Fund may invest in foreign securities that are denominated in U.S. dollars as well as in local currency.

The Fund may invest up to 5% of its net assets in below investment grade bonds (commonly known as “junk bonds”), which are bonds rated below BBB by Fitch Ratings, Inc., below BBB by S&P Global Ratings and below Baa by Moody’s Investors Service, Inc., or, if unrated, bonds deemed by the Fund’s investment advisor to be of comparable quality. The Fund may also invest a portion of its assets in bank loans of companies that have issued high yield securities. High yield portfolio holdings are diversified by industry and issuer in an attempt to reduce the impact of negative events on an industry or issuer.
The Fund may invest in derivative instruments such as options, futures and swap agreements for investment management or hedging purposes. The derivatives in which the Fund may invest also include securities that are commonly referred to as mortgage derivatives, including inverse floaters, interest only (IO) strips, principal-only (PO) strips, inverse IOs and tiered index bonds. The Fund may also purchase or sell securities on a when-issued, delayed delivery or forward commitment basis.
In managing the Fund’s investments, under normal market conditions, the portfolio managers use a controlled risk approach. The techniques of this approach attempt to control the principal risk components of the fixed income markets and include consideration of:

•	security selection within a given sector;

•	relative performance of the various market sectors;

•	the shape of the yield curve; and

•	fluctuations in the overall level of interest rates.
Portfolio securities and other instruments may be sold for a number of reasons, including when the portfolio managers believe that (i) another security or instrument may offer a better investment opportunity, (ii) there has been a deterioration in the credit fundamentals of an issuer, (iii) an individual security or instrument has reached its sell target, or (iv) the portfolio should be rebalanced for diversification or portfolio weighting purposes.
Principal Risks
Since the Fund holds securities with fluctuating market prices, the value of the Fund’s shares will vary as its portfolio securities increase or decrease in value. Therefore, the value of your investment in the Fund could go down as well as up. You can lose money by investing in the Fund.
The principal risks affecting the Fund that can cause a decline in value are:

•	debt securities risk: the risk that the value of a debt security may increase or decrease as a result of various factors, including changes in interest rates, actual or perceived inability or unwillingness of issuers to make principal or interest payments, market fluctuations and illiquidity in the debt securities market.

•	market risk: the risk that returns from the securities in which the Fund invests may underperform returns from the general securities markets or other types of securities.

•	public health emergency risk: the risk that pandemics and other public health emergencies, including outbreaks of infectious diseases such as the current outbreak of the novel coronavirus (“COVID‑19”), can result, and in the case of COVID‑19 has resulted and may continue to result, in market volatility and disruption, and materially and adversely impact economic conditions in ways that cannot be predicted, all of which could result in substantial investment losses. The ultimate impact of COVID‑19, including new variants of the underlying virus, or other health emergencies on global economic conditions and businesses is impossible to predict accurately. Ongoing and potential additional material adverse economic effects of indeterminate duration and severity are possible. The resulting adverse impact on the value of an investment in the Fund could be significant and prolonged. Other public health emergencies that may arise in the future could have similar or other unforeseen effects.

•	interest rate risk: the risk that debt securities will decline in value because of changes in interest rates.

•	credit risk: the risk that an issuer will default in the payment of principal and/or interest on a security.

•	price volatility risk: the risk that the value of the Fund’s investment portfolio will change as the prices of its investments go up or down.

•	issuer risk: the risk that the value of a security may decline for reasons directly related to the issuer such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

•
liquidity risk: the risk that lack of a ready market or restrictions on resale may limit the ability of the Fund to sell a security at an advantageous time or price. In addition, the Fund, by itself or together with other accounts managed by the investment advisor, may hold a position in a security that is large relative to the typical trading volume for that security, which can make it difficult for the Fund to dispose of the position at an advantageous time or price.

Over recent years, the fixed-income markets have grown more than the ability of dealers to make markets, which can further constrain liquidity and increase the volatility of portfolio valuations. High levels of redemptions in bond funds in response to market conditions could cause greater losses as a result. Regulations such as the Volcker Rule or future regulations may further constrain the ability of market participants to create liquidity, particularly in times of increased market volatility. The liquidity of the Fund’s assets may change over time.

•	frequent trading risk: the risk that frequent trading will lead to increased portfolio turnover and higher transaction costs, which may reduce the Fund’s performance and may cause higher levels of current tax liability to shareholders in the Fund.

•	valuation risk: the risk that the portfolio instruments may be sold at prices different from the values established by the Fund, particularly for investments that trade in low volume, in volatile markets or over the counter or that are fair valued.

•	prepayment risk: the risk that in times of declining interest rates, the Fund’s higher yielding securities may be prepaid and the Fund may have to replace them with securities having a lower yield.

•	extension risk: the risk that in times of rising interest rates, borrowers may pay off their debt obligations more slowly, causing securities considered short- or intermediate-term to become longer-term securities that fluctuate more widely in response to changes in interest rates than shorter-term securities.

•	mortgage-backed securities risk: the risk of investing in mortgage-backed securities, including prepayment risk and extension risk. Mortgage-backed securities react differently to changes in interest rates than other bonds, and some mortgage-backed securities are not backed by the full faith and credit of the U.S. government.

•	U.S. government securities risk: the risk that debt securities issued or guaranteed by certain U.S. government agencies, instrumentalities, and sponsored enterprises are not supported by the full faith and credit of the U.S. government, and as so investments in their securities or obligations issued by them involve credit risk greater than investments in other types of U.S. government securities.

•	U.S. treasury obligations risk: the risk that the value of U.S. treasury obligations may decline as a result of changes in interest rates, certain political events in the U.S., and strained relations with certain foreign countries.
•	derivatives risk: the risk of investing in derivative instruments, which includes liquidity, interest rate, market, credit and management risks as well as risks related to mispricing or improper valuation. Changes in the value of a derivative may not correlate perfectly with the underlying asset, reference rate or index, and the Fund could lose more than the principal amount invested. These investments can create investment leverage and may create additional risks that may subject the Fund to greater volatility and less liquidity than investments in more traditional securities.

•	leverage risk: the risk that leverage may result from certain transactions, including the use of derivatives and borrowing. This may impair the Fund’s liquidity, cause it to liquidate positions at an unfavorable time, increase its volatility or otherwise cause it not to achieve its intended result. To the extent required by applicable law or regulation, the Fund will reduce leverage risk by either segregating an equal amount of liquid assets or “covering” the transactions that introduce such risk.

•	counterparty risk: the risk that the other party to a contract, such as a derivatives contract, will not fulfill its contractual obligations.

•	portfolio management risk: the risk that an investment strategy may fail to produce the intended results.

•	securities selection risk: the risk that the securities held by the Fund may underperform those held by other funds investing in the same asset class or benchmarks that are representative of the asset class because of the portfolio managers’ choice of securities.

•	asset-backed securities risk: the risk of investing in asset-backed securities, including the risk of loss as a result of the impairment of the value of the underlying financial assets, prepayment risk and extension risk. Issuers of asset-backed securities may have limited ability to enforce the security interest in the underlying assets, and credit enhancements provided to support the asset-backed securities, if any, may be inadequate to protect investors in the event of default.

•	junk bond risk: the risk that junk bonds have a higher degree of default risk and may be less liquid and subject to greater price volatility than investment grade bonds.

•
foreign investing risk: the risk that Fund share prices will fluctuate with market conditions, currency exchange rates and the economic and political climates of the foreign countries in which the Fund invests or has exposure. Investments in foreign securities may involve greater risks than investing in U.S. securities due to, among other factors, less publicly available information, less stringent and less uniform accounting, auditing and financial reporting standards, less liquid and more volatile markets, higher transaction and custody costs, additional taxes, less investor protection, delayed or less frequent settlement, political or social instability, civil unrest, acts of terrorism, regional economic volatility, and the imposition of sanctions, confiscations, trade restrictions (including tariffs) and other government restrictions by the United States and/or other governments.

•	foreign currency risk: the risk that foreign currencies will decline in value relative to the U.S. dollar and affect the Fund’s investments in foreign currencies, in securities that are denominated, trade, and/or receive revenues in foreign currencies, or in derivatives that provide exposure to foreign currencies.

•	emerging market country risk: the risk of investing in emerging market countries, which is substantial due to, among other factors, different accounting standards; thinner trading markets as compared to those in developed countries; less publicly available and reliable information about issuers as compared to developed markets; the possibility of currency transfer restrictions; and the risk of expropriation, nationalization or other adverse political, economic or social developments.

•	LIBOR risk: the risk associated with the transition away from the London Interbank Offered Rate (“LIBOR”), which is used extensively in the U.S. and globally as a “benchmark” or “reference rate” for various commercial and financial contracts, including corporate and municipal bonds, bank loans, asset-backed and mortgage-related securities, interest rate swaps and other derivatives. The U.K. Financial Conduct Authority has announced the intention to begin phasing out the use of LIBOR, and alternative reference rates have been established or are in development in most major currencies. Although the transition process away from LIBOR has become increasingly well-defined in advance of the anticipated discontinuation date, there remains uncertainty regarding the impact on the Fund of the transition to a new reference rate.
Please see “Principal Risks of the Funds” for a more detailed description of the risks of investing in the Fund.
Your investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency entity or person.
Investment Results
The bar chart below shows how the Fund’s investment results have varied from year to year and the table below shows how the Fund’s average annual total returns for various periods compare with a broad measure of market performance. This information provides some indication of the risks of investing in the Fund by showing the changes in the Fund’s performance from year to year. The bar chart shows performance of the Fund’s Class I shares. Class N performance may be lower than Class I and Plan Class performance because of the potentially lower expenses paid by Class I and Plan Class shares. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s investment results can be obtained by visiting www.TCW.com.
Calendar Year Total Returns
For Class I Shares

Highest/Lowest quarterly results during this period were:

Highest	3.69%	(quarter ended 6/30/2020)
Lowest	-2.92%	(quarter ended 3/31/2021)

Average Annual Total Returns
(For the period ended December 31, 2021)

Share Class	1 Year	5 Years	10 Years	Since Inception
I – Before taxes (Inception: 1/1/1990)[1]	-1.27%	3.83%	3.25%	5.78%
- After taxes on distributions	-1.74%	2.77%	2.20%	4.15%
- After taxes on distributions and sale of fund shares	-0.75%	2.50%	2.06%	3.97%
N – Before taxes (Inception: 3/1/1999)	-1.45%	3.61%	2.97%	4.86%
Plan – Before taxes (Inception: 2/28/2020)	-1.28%	N/A	N/A	2.10%
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)[2]	-1.54%	3.57%	2.90%	1.09%

[1]
Performance data includes the performance of the predecessor entity for periods before the Fund’s registration became effective. The predecessor entity was not registered under the 1940 Act and, therefore, was not subject to certain investment restrictions that are imposed by the 1940 Act. If the predecessor entity had been registered under the 1940 Act, the predecessor entity’s performance may have been lower.

[2]
The Bloomberg Barclays U.S. Aggregate Bond Index is a market capitalization-weighted index of investment grade, U.S. dollar-denominated, fixed-rate debt issues, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage), asset-backed securities and commercial mortgage-backed securities (agency and non‑agency).

After‑tax returns are calculated using the highest individual federal income tax rates in effect each year and do not reflect the impact of state and local taxes. Your actual after‑tax returns depend on your individual tax situation and likely will differ from the results shown above, and after‑tax returns shown are not relevant if you hold your Fund shares through a tax‑deferred arrangement, such as a 401(k) plan or individual retirement account (IRA). After‑tax returns are shown for only one class of shares, and after‑tax returns for the other classes of shares will vary.
Investment Advisor
TCW Investment Management Company LLC is the investment advisor to the Fund.
Portfolio Managers
The portfolio managers for the Fund are:

Name	Experience with the Fund	Primary Title with Investment Advisor
Stephen M. Kane	11 years	Group Managing Director

Laird R. Landmann	11 years	Group Managing Director

Bryan Whalen	8 years	Group Managing Director
Other Important Information Regarding Fund Shares
For more information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the “Summary of Other Important Information Regarding Fund Shares” at page 89 of this Prospectus.

TCW Enhanced Commodity Strategy Fund

Investment Objective
The Fund’s investment objective is to seek total return which exceeds that of its commodity benchmark.
Fees and Expenses of the Fund
This table describes the fees and expenses you may pay if you buy, hold and sell shares of the Fund. You may pay additional fees or commissions to broker-dealers or other financial intermediaries for the purchase of Class I shares of the Fund, which are not reflected in the table below.
Shareholder Fees (Fees paid directly from your investment)
None.
Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)

	Share Classes

	I	N
Management Fees[1]	0.50%	0.50%
Distribution and/or Service (12b‑1) Fees	None	0.25%
Other Expenses	9.36%	10.03%
Expenses of the Subsidiary	5.98%	5.98%
Total Annual Fund Operating Expenses	15.84%	16.76%
Fee Waiver and/or Expense Reimbursement[2]	15.14%	16.01%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement[2]	0.70%	0.75%

[1]
The Fund may invest a portion of its assets in TCW Cayman Enhanced Commodity Fund, Ltd., a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “Subsidiary”). The Subsidiary has entered into a separate advisory agreement with the Fund’s investment advisor, TCW Investment Management Company LLC (the “Advisor”), for the management of the Subsidiary’s portfolio, pursuant to which the Subsidiary is obligated to pay the Advisor a management fee at the same rate that the Fund pays the Advisor for services provided to the Fund. The Advisor is contractually obligated to waive the management fee it receives from the Fund in an amount equal to the management fee paid to the Advisor by the Subsidiary for the management of the portion of the Fund’s assets invested in the Subsidiary. This waiver may not be terminated without the consent of the Board of Directors.

[2]
The Advisor has agreed to waive fees and/or reimburse expenses to limit the Fund’s total annual operating expenses (excluding interest, brokerage, extraordinary expenses and acquired fund fees and expenses, if any) to 0.70% of average daily net assets with respect to Class I shares and 0.75% of average daily net assets with respect to Class N shares. This contractual fee waiver/expense reimbursement will remain in place through March 1, 2023 and before that date, the investment advisor may not terminate this arrangement without approval of the Board of Directors. At the conclusion of this period, the Fund’s investment advisor may, in its sole discretion, terminate the contractual fee waiver/expense reimbursement or, with the Board of Directors’ approval, extend or modify that arrangement.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
This example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The cost of investing in the Fund reflects the net expenses of the Fund that result from the contractual expense limitation in the first year only. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Share Classes	1 Year	3 Years	5 Years	10 Years
I	$72	$3,027	$5,377	$9,354
N	$77	$3,172	$5,582	$9,525
Portfolio Turnover
The Fund pays transaction costs when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 32.09% of the average value of its portfolio.
Principal Investment Strategies
Under normal circumstances, the Fund seeks to achieve its investment objective by investing primarily in commodity-linked derivative instruments backed by a portfolio of Fixed Income Instruments. “Fixed Income Instruments” refers to securities of varying maturities issued by domestic and foreign corporations and governments (and their agencies and instrumentalities), including bonds, notes, mortgage-backed securities, asset-backed securities (including collateralized debt obligations, which in turn include collateralized bond obligations and collateralized loan obligations), bank loans, money-market securities, swaps and derivatives (including futures, options and credit default swaps), private placements, defaulted debt securities and Rule 144A securities.
The Fund invests in commodity-linked derivative instruments, including commodity index-linked notes, swap agreements, commodity options, futures and options on futures, that provide exposure to the investment returns of the commodities markets, without investing directly in physical commodities. Commodities are assets that have tangible properties, such as oil, metals, and agricultural products. The value of commodity-linked derivative instruments may be affected by overall market movements and other factors affecting the value of a particular industry or commodity, such as weather, disease, embargoes, or political and regulatory developments. The Fund may also invest in common and preferred stocks as well as convertible securities of issuers in commodity-related industries.
The Fund may seek to gain exposure to the commodity markets through investments in leveraged or unleveraged commodity index-linked notes, which are derivative debt instruments with principal and/or coupon payments linked to the performance of commodity indices, and through investments in the Subsidiary, a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands. Commodity index-linked notes are sometimes referred to as “structured notes” because the terms of these notes may be structured by the issuer and the purchaser of the note. They are derivative securities with one or more commodity-linked components that have payment features similar to commodity futures contracts, commodity options, or similar instruments. Commodity-linked structured products may be either debt or equity securities, leveraged or unleveraged, and have both security and commodity-like characteristics. A portion of the value of these instruments may be derived from the value of a commodity, futures contract, index or other commodity variable. The value of these notes will rise or fall in response to changes in the underlying commodity or related index of investment.
The Subsidiary is advised by the Advisor and has the same investment objective as the Fund. As discussed in greater detail elsewhere in this Prospectus, the Subsidiary may invest in commodity-linked swap agreements and other commodity-linked derivative instruments to an extent greater than the Fund may make such investments. The Fund’s investment in the Subsidiary generally will not exceed 25% of the value of the Fund’s total assets, except to the limited extent a higher amount is allowed under applicable tax law.
The derivative instruments in which the Fund and the Subsidiary primarily invest are instruments linked to certain commodity indices and instruments linked to the value of a particular commodity or commodity futures contract, or a subset of commodities or commodity futures contracts. These instruments may specify exposure to commodity futures with different roll dates, reset dates or contract terms than those specified by a particular commodity index. As a result, the commodity-linked derivatives component of the Fund’s portfolio may deviate from the returns of any particular commodity index. The Fund or the Subsidiary may over-weigh or under-weigh its exposure to a particular commodity index, or a subset of commodities, such that the Fund has greater or lesser exposure to that index than the value of the Fund’s net assets, or greater or lesser exposure to a subset of commodities than is represented by a particular commodity index. Assets not invested in commodity-linked derivative instruments or the Subsidiary may be invested in inflation-indexed securities and other Fixed Income Instruments, including derivative Fixed Income Instruments. In addition, the Fund may invest its assets in particular sectors of the commodities market.
The average duration of the Fixed Income Instruments held by the Fund is not expected to exceed 3 years, under normal market conditions. Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security’s price to changes in interest rates. The Fund may invest up to 5% of its net assets in below investment grade bonds (commonly known as “junk bonds”), which are bonds rated below BBB by Fitch Ratings, Inc., below BBB by S&P Global Ratings and below Baa by Moody’s Investors Service, Inc., or, if unrated, bonds deemed by the Advisor to be of comparable quality. The Fund may invest up to 15% of its assets in foreign securities that are denominated in U.S. dollars. The Fund may invest up to 5% of its assets in securities of foreign issuers that are not denominated in U.S. dollars. The Fund may invest up to 5% of its assets in emerging market securities. The Fund reserves the right to hedge its exposure to foreign currencies to reduce the risk of loss due to fluctuations in currency exchange rates.
Principal Risks
Since the Fund holds securities with fluctuating market prices, the value of the Fund’s shares will vary as its portfolio securities increase or decrease in value. Therefore, the value of your investment in the Fund could go down as well as up. You can lose money by investing in the Fund.

The principal risks affecting the Fund that can cause a decline in value are:

•	debt securities risk: the risk that the value of a debt security may increase or decrease as a result of various factors, including changes in interest rates, actual or perceived inability or unwillingness of issuers to make principal or interest payments, market fluctuations and illiquidity in the debt securities market.

•	market risk: the risk that returns from the securities in which the Fund invests may underperform returns from the general securities markets or other types of securities.

•	public health emergency risk: the risk that pandemics and other public health emergencies, including outbreaks of infectious diseases such as the current outbreak of the novel coronavirus (“COVID‑19”), can result, and in the case of COVID‑19 has resulted and may continue to result, in market volatility and disruption, and materially and adversely impact economic conditions in ways that cannot be predicted, all of which could result in substantial investment losses. The ultimate impact of COVID‑19, including new variants of the underlying virus, or other health emergencies on global economic conditions and businesses is impossible to predict accurately. Ongoing and potential additional material adverse economic effects of indeterminate duration and severity are possible. The resulting adverse impact on the value of an investment in the Fund could be significant and prolonged. Other public health emergencies that may arise in the future could have similar or other unforeseen effects.

•	interest rate risk: the risk that debt securities will decline in value because of changes in interest rates.

•	credit risk: the risk that an issuer will default in the payment of principal and/or interest on a security.

•	price volatility risk: the risk that the value of the Fund’s investment portfolio will change as the prices of its investments go up or down.

•	issuer risk: the risk that the value of a security may decline for reasons directly related to the issuer such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

•	liquidity risk: the risk that lack of a ready market or restrictions on resale may limit the ability of the Fund to sell a security at an advantageous time or price. In addition, the Fund, by itself or together with other accounts managed by the investment advisor, may hold a position in a security that is large relative to the typical trading volume for that security, which can make it difficult for the Fund to dispose of the position at an advantageous time or price.

Over recent years, the fixed-income markets have grown more than the ability of dealers to make markets, which can further constrain liquidity and increase the volatility of portfolio valuations. High levels of redemptions in bond funds in response to market conditions could cause greater losses as a result. Regulations such as the Volcker Rule or future regulations may further constrain the ability of market participants to create liquidity, particularly in times of increased market volatility. The liquidity of the Fund’s assets may change over time.

•	valuation risk: the risk that the portfolio instruments may be sold at prices different from the values established by the Fund, particularly for investments that trade in low volume, in volatile markets or over the counter or that are fair valued.

•	commodity risk: the risk that investing in commodity-linked derivative instruments, including commodity index-linked notes, may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

•	subsidiary risk: the risk that, by investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. There is no guarantee that the investment objective of the Subsidiary will be achieved.

•	tax risk: the risk that the ability of the Fund to gain commodity exposure as contemplated may be adversely affected by future legislation, regulatory developments, interpretive guidance or other actions by the Internal Revenue Service or the Treasury Department as discussed under “Distributions and Taxes.”

•	derivatives risk: the risk of investing in derivative instruments, which includes liquidity, interest rate, market, credit and management risks as well as risks related to mispricing or improper valuation. Changes in the value of a derivative may not correlate perfectly with the underlying asset, reference rate or index, and the Fund could lose more than the principal amount invested. These investments can create investment leverage and may create additional risks that may subject the Fund to greater volatility and less liquidity than investments in more traditional securities.

•	leverage risk: the risk that leverage may result from certain transactions, including the use of derivatives and borrowing. This may impair the Fund’s liquidity, cause it to liquidate positions at an unfavorable time, increase its volatility or otherwise cause it not to achieve its intended result. To the extent required by applicable law or regulation, the Fund will reduce leverage risk by either segregating an equal amount of liquid assets or “covering” the transactions that introduce such risk.

•	counterparty risk: the risk that the other party to a contract, such as a derivatives contract, will not fulfill its contractual obligations.

•	foreign investing risk: the risk that Fund share prices will fluctuate with market conditions, currency exchange rates and the economic and political climates of the foreign countries in which the Fund invests or has exposure. Investments in foreign securities may involve greater risks than investing in U.S. securities due to, among other factors, less publicly available information, less stringent and less uniform accounting, auditing and financial reporting standards, less liquid and more volatile markets, higher transaction and custody costs, additional taxes, less investor protection, delayed or less frequent settlement, political or social instability, civil unrest, acts of terrorism, regional economic volatility, and the imposition of sanctions, confiscations, trade restrictions (including tariffs) and other government restrictions by the United States and/or other governments.

•	foreign currency risk: the risk that foreign currencies will decline in value relative to the U.S. dollar and affect the Fund’s investments in foreign currencies, in securities that are denominated, trade, and/or receive revenues in foreign currencies, or in derivatives that provide exposure to foreign currencies.

•	portfolio management risk: the risk that an investment strategy may fail to produce the intended results.

•	securities selection risk: the risk that the securities held by the Fund may underperform those held by other funds investing in the same asset class or benchmarks that are representative of the asset class because of the portfolio managers’ choice of securities.

•	prepayment risk: the risk that in times of declining interest rates, the Fund’s higher yielding securities may be prepaid and the Fund may have to replace them with securities having a lower yield.

•	extension risk: the risk that in times of rising interest rates, borrowers may pay off their debt obligations more slowly, causing securities considered short- or intermediate-term to become longer-term securities that fluctuate more widely in response to changes in interest rates than shorter-term securities.
•	U.S. treasury obligations risk: the risk that the value of U.S. treasury obligations may decline as a result of changes in interest rates, certain political events in the U.S., and strained relations with certain foreign countries.

•	asset-backed securities risk: the risk of investing in asset-backed securities, including the risk of loss as a result of the impairment of the value of the underlying financial assets, prepayment risk and extension risk. Issuers of asset-backed securities may have limited ability to enforce the security interest in the underlying assets, and credit enhancements provided to support the asset-backed securities, if any, may be inadequate to protect investors in the event of default.

•	mortgage-backed securities risk: the risk of investing in mortgage-backed securities, including prepayment risk and extension risk. Mortgage-backed securities react differently to changes in interest rates than other bonds, and some mortgage-backed securities are not backed by the full faith and credit of the U.S. government.

•	junk bond risk: the risk that junk bonds have a higher degree of default risk and may be less liquid and subject to greater price volatility than investment grade bonds.

•	emerging market country risk: the risk of investing in emerging market countries, which is substantial due to, among other factors, different accounting standards; thinner trading markets as compared to those in developed countries; less publicly available and reliable information about issuers as compared to developed markets; the possibility of currency transfer restrictions; and the risk of expropriation, nationalization or other adverse political, economic or social developments.

•	equity risk: the risk that stocks and other equity securities generally fluctuate in value more than bonds and may decline in value over short or extended periods as a result of changes in a company’s financial condition or in overall market, economic and political conditions.

•
LIBOR risk: the risk associated with the transition away from the London Interbank Offered Rate (“LIBOR”), which is used extensively in the U.S. and globally as a “benchmark” or “reference rate” for various commercial and financial contracts, including corporate and municipal bonds, bank loans, asset-backed and mortgage-related securities, interest rate swaps and other derivatives. The U.K. Financial Conduct Authority has announced the intention to begin phasing out the use of LIBOR, and alternative reference rates have been established or are in development in most major currencies. Although the transition process away from LIBOR has become increasingly well-defined in advance of the anticipated discontinuation date, there remains uncertainty regarding the impact on the Fund of the transition to a new reference rate.
Please see “Principal Risks of the Funds” for a more detailed description of the risks of investing in the Fund.
Your investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency entity or person.
Investment Results
The bar chart below shows how the Fund’s investment results have varied from year to year and the table below shows how the Fund’s average annual total returns for various periods compare with a broad measure of market performance. This information provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. The bar chart shows performance of the Fund’s Class I shares. Class N performance may be lower than Class I performance because of the potentially lower expenses paid by Class I shares. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s investment results can be obtained by visiting www.TCW.com.
Calendar Year Total Returns
For Class I Shares

Highest/Lowest quarterly results during this period were:

Highest	14.82%	(quarter ended 6/30/2021)
Lowest	-24.08%	(quarter ended 3/31/2020)

Average Annual Total Returns
(For the period ended December 31, 2021)

Share Class	1 Year	5 years	10 years
I – Before taxes	30.67%	5.85%	-0.68%
- After taxes on distributions	27.45%	4.32%	-1.74%
- After taxes on distributions and sale of fund shares	18.15%	3.81%	-0.97%
N – Before taxes	30.37%	5.75%	-0.71%
Bloomberg Commodity Total Return Index (reflects no deduction for fees, expenses or taxes)[1]	27.11%	3.66%	-2.85%

[1]
The Bloomberg Commodity Total Return Index is a total return index based on the Bloomberg Commodity Index (“BCOM”), which is a highly liquid and diversified benchmark for commodity investments. The Bloomberg Commodity Total Return Index is composed of futures contracts and reflects the returns on a fully collateralized investment in the BCOM.

After‑tax returns are calculated using the highest individual federal income tax rates in effect each year and do not reflect the impact of state and local taxes. Your actual after‑tax returns depend on your individual tax situation and likely will differ from the results shown above, and after‑tax returns shown are not relevant if you hold your Fund shares through a tax‑deferred arrangement, such as a 401(k) plan or individual retirement account (IRA). After‑tax returns are shown for only one class of shares, and after‑tax returns for the other class of shares will vary.
Investment Advisor
TCW Investment Management Company LLC is the investment advisor to the Fund.

Portfolio Managers
The portfolio managers for the Fund are:

Name	Experience with the Fund	Primary Title with Investment Advisor
Bret R. Barker	10 years (Since inception of the Fund)	Managing Director

Ruben Hovhannisyan	Since December 2021	Managing Director

Stephen M. Kane	10 years (Since inception of the Fund)	Group Managing Director

Bryan Whalen	Since December 2021	Group Managing Director
Other Important Information Regarding Fund Shares
For more information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the “Summary of Other Important Information Regarding Fund Shares” at page 89 of this Prospectus.

TCW Global Bond Fund

Investment Objective
The Fund’s investment objective is to seek total return.
Fees and Expenses of the Fund
This table describes the fees and expenses you may pay if you buy, hold and sell shares of the Fund. You may pay additional fees or commissions to broker-dealers or other financial intermediaries for the purchase of Class I shares of the Fund, which are not reflected in the table below.
Shareholder Fees (Fees paid directly from your investment)
None.
Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)

	Share Classes

	I	N
Management Fees	0.50%	0.50%
Distribution and/or Service (12b‑1) Fees	None	0.25%
Other Expenses	0.65%	0.78%
Acquired Fund Fees and Expenses (Underlying Fund Fees and Expenses)	0.03%	0.03%
Total Annual Fund Operating Expenses[1]	1.18%	1.56%
Fee Waiver and/or Expense Reimbursement[2]	0.55%	0.83%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement[1,2]	0.63%	0.73%

[1]
The “Total Annual Fund Operating Expenses” and “Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement” do not correlate to the corresponding ratios included in the Fund’s Financial Highlights for each class of shares because those ratios do not reflect indirect expenses, such as “Acquired Fund Fees and Expenses.”

[2]
The Fund’s investment advisor has agreed to waive fees and/or reimburse expenses to limit the Fund’s total annual operating expenses (excluding interest, brokerage, extraordinary expenses and acquired fund fees and expenses, if any) to 0.60% of average daily net assets with respect to Class I shares and 0.70% of average daily net assets with respect to Class N shares. This contractual fee waiver/expense reimbursement will remain in place through March 1, 2023 and before that date, the investment advisor may not terminate this arrangement without approval of the Board of Directors. At the conclusion of this period, the Fund’s investment advisor may, in its sole discretion, terminate the contractual fee waiver/expense reimbursement or, with the Board of Directors’ approval, extend or modify that arrangement.

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
This example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The cost of investing in the Fund reflects the net expenses of the Fund that result from the contractual expense limitation in the first year only. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Share Classes	1 Year	3 Years	5 Years	10 Years
I	$64	$320	$596	$1,383
N	$75	$411	$771	$1,786
Portfolio Turnover
The Fund pays transaction costs when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 245.94% of the average value of its portfolio.
Principal Investment Strategies
Under normal circumstances, the Fund invests at least 80% of the value of its net assets, plus any borrowings for investment purposes, in debt securities. If the Fund changes this investment policy, it will notify shareholders in writing at least 60 days in advance of the change. The Fund may invest in various types of debt securities, including but not limited to securities issued or guaranteed by the United States government or its agencies, instrumentalities or sponsored corporations; corporate obligations (including convertible securities); mortgage-backed and asset-backed securities (which may be privately issued); local currency- or U.S. dollar-denominated foreign debt securities (corporate and government); money market instruments; structured notes; participation interests in loans; “zero‑coupon” or “stripped” securities; and other debt obligations bearing fixed or variable interest rates of any maturity.

Under normal market conditions, the Fund invests in securities of issuers located in at least three different countries (one of which may be the United States) and invests at least 30% of its net assets in securities of issuers located outside the United States. The Fund invests in corporate debt securities of issuers in a number of countries, which may include the United States. The Fund invests in securities of issuers located in developed and emerging market countries. The Fund may invest across all fixed-income sectors, including U.S. and non‑U.S. government securities. The Fund’s investments may be denominated in local currency or U.S. dollars. The Fund may invest in debt securities with a range of maturities from short- to long-term.
The Fund does not limit its investments to a particular credit or ratings category and may invest up to 35% of its net assets in below investment grade bonds (commonly referred to as “junk bonds”), which are bonds rated below BBB by S&P Global Ratings or below Baa by Moody’s Investors Service, Inc., or, if unrated, bonds deemed by the Fund’s investment advisor to be of comparable quality.
The Fund may invest in derivatives such as options, forward contracts, futures contracts and swaps (including interest rate swaps, total return swaps, and credit default swaps) for investment management (e.g., to increase or decrease the Fund’s exposure to a particular market, to manage or adjust the risk profile of the Fund related to an investment or currency exposure, to adjust its currency exposure relative to its benchmark index, or to earn income and enhance returns) or hedging purposes. The Fund’s exposure to derivatives will vary.
In selecting securities or other instruments, the portfolio managers evaluate the overall investment opportunities and risks in individual national economies. The portfolio managers analyze the business cycle as well as political and macroeconomic factors that affect exchange rates and interest rates in both emerging markets and developing countries. In addition to considering broad economic factors, the portfolio managers apply a “bottom‑up” approach in choosing investments for the Fund. This means that the portfolio managers conduct fundamental research on each individual security and determine whether the security is an attractive investment opportunity for the Fund based upon the risk adjusted cash flow characteristics of the security.
Portfolio securities or other instruments may be sold for a number of reasons, including when the portfolio managers believe that (i) another security or instrument may offer a better investment opportunity, (ii) there has been a deterioration in the credit fundamentals of the issuer, (iii) an individual security or instrument has reached its sell target, or (iv) the portfolio should be rebalanced for diversification or portfolio weighting purposes.
Principal Risks
Since the Fund holds securities with fluctuating market prices, the value of the Fund’s shares will vary as its portfolio securities increase or decrease in value. Therefore, the value of your investment in the Fund could go down as well as up. You can lose money by investing in the Fund.
The principal risks affecting the Fund that can cause a decline in value are:

•	debt securities risk: the risk that the value of a debt security may increase or decrease as a result of various factors, including changes in interest rates, actual or perceived inability or unwillingness of issuers to make principal or interest payments, market fluctuations and illiquidity in the debt securities market.

•	market risk: the risk that returns from the securities in which the Fund invests may underperform returns from the general securities markets or other types of securities.

•	public health emergency risk: the risk that pandemics and other public health emergencies, including outbreaks of infectious diseases such as the current outbreak of the novel coronavirus (“COVID‑19”), can result, and in the case of COVID‑19 has resulted and may continue to result, in market volatility and disruption, and materially and adversely impact economic conditions in ways that cannot be predicted, all of which could result in substantial investment losses. The ultimate impact of COVID‑19, including new variants of the underlying virus, or other health emergencies on global economic conditions and businesses is impossible to predict accurately. Ongoing and potential additional material adverse economic effects of indeterminate duration and severity are possible. The resulting adverse impact on the value of an investment in the Fund could be significant and prolonged. Other public health emergencies that may arise in the future could have similar or other unforeseen effects.

•	interest rate risk: the risk that debt securities will decline in value because of changes in interest rates.

•	credit risk: the risk that an issuer will default in the payment of principal and/or interest on a security.

•	price volatility risk: the risk that the value of the Fund’s investment portfolio will change as the prices of its investments go up or down.

•	issuer risk: the risk that the value of a security may decline for reasons directly related to the issuer such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

•	liquidity risk: the risk that lack of a ready market or restrictions on resale may limit the ability of the Fund to sell a security at an advantageous time or price. In addition, the Fund, by itself or together with other accounts managed by the investment advisor, may hold a position in a security that is large relative to the typical trading volume for that security, which can make it difficult for the Fund to dispose of the position at an advantageous time or price. Over recent years, the fixed-income markets have grown more than the ability of dealers to make markets, which can further constrain liquidity and increase the volatility of portfolio valuations. High levels of redemptions in bond funds in response to market conditions could cause greater losses as a result. Regulations such as the Volcker Rule or future regulations may further constrain the ability of market participants to create liquidity, particularly in times of increased market volatility. The liquidity of the Fund’s assets may change over time.

•	frequent trading risk: the risk that frequent trading will lead to increased portfolio turnover and higher transaction costs, which may reduce the Fund’s performance and may cause higher levels of current tax liability to shareholders in the Fund.

•	valuation risk: the risk that the portfolio instruments may be sold at prices different from the values established by the Fund, particularly for investments that trade in low volume, in volatile markets or over the counter or that are fair valued.

•	foreign investing risk: the risk that Fund share prices will fluctuate with market conditions, currency exchange rates and the economic and political climates of the foreign countries in which the Fund invests or has exposure. Investments in foreign securities may involve greater risks than investing in U.S. securities due to, among other factors, less publicly available information, less stringent and less uniform accounting, auditing and financial reporting standards, less liquid and more volatile markets, higher transaction and custody costs, additional taxes, less investor protection, delayed or less frequent settlement, political or social instability, civil unrest, acts of terrorism, regional economic volatility, and the imposition of sanc-
tions, confiscations, trade restrictions (including tariffs) and other government restrictions by the United States and/or other governments.

•	foreign currency risk: the risk that foreign currencies will decline in value relative to the U.S. dollar and affect the Fund’s investments in foreign currencies, in securities that are denominated, trade, and/or receive revenues in foreign currencies, or in derivatives that provide exposure to foreign currencies.

•	non‑U.S. sovereign debt risk: the risk that investments in debt obligations of non‑U.S. sovereign governments may lose value due to the government entity’s unwillingness or inability to repay principal and interest when due in accordance with the terms of the debt obligation or otherwise in a timely manner. The Fund may have limited (or no) recourse in the event of a default because bankruptcy, moratorium and other similar laws applicable to issuers of sovereign debt obligations may be substantially different from those applicable to private issuers and any recourse may be subject to the political climate in the relevant country.

•	junk bond risk: the risk that junk bonds have a higher degree of default risk and may be less liquid and subject to greater price volatility than investment grade bonds.

•	prepayment risk: the risk that in times of declining interest rates, the Fund’s higher yielding securities may be prepaid and the Fund may have to replace them with securities having a lower yield.

•	extension risk: the risk that in times of rising interest rates, borrowers may pay off their debt obligations more slowly, causing securities considered short- or intermediate-term to become longer-term securities that fluctuate more widely in response to changes in interest rates than shorter-term securities.

•	mortgage-backed securities risk: the risk of investing in mortgage-backed securities, including prepayment risk and extension risk. Mortgage-backed securities react differently to changes in interest rates than other bonds, and some mortgage-backed securities are not backed by the full faith and credit of the U.S. government.

•	U.S. government securities risk: the risk that debt securities issued or guaranteed by certain U.S. government agencies, instrumentalities, and sponsored enterprises are not supported by the full faith and credit of the U.S. government, and as so investments in their securities or obligations issued by them involve credit risk greater than investments in other types of U.S. government securities.

•	derivatives risk: the risk of investing in derivative instruments, which includes liquidity, interest rate, market, credit and management risks as well as risks related to mispricing or improper valuation. Changes in the value of a derivative may not correlate perfectly with the underlying asset, reference rate or index, and the Fund could lose more than the principal amount invested. These investments can create investment leverage and may create additional risks that may subject the Fund to greater volatility and less liquidity than investments in more traditional securities.

•	leverage risk: the risk that leverage may result from certain transactions, including the use of derivatives and borrowing. This may impair the Fund’s liquidity, cause it to liquidate positions at an unfavorable time, increase its volatility or otherwise cause it not to achieve its intended result. To the extent required by applicable law or regulation, the Fund will reduce leverage risk by either segregating an equal amount of liquid assets or “covering” the transactions that introduce such risk.

•	counterparty risk: the risk that the other party to a contract, such as a derivatives contract, will not fulfill its contractual obligations.

•	emerging market country risk: the risk of investing in emerging market countries, which is substantial due to, among other factors, different accounting standards; thinner trading markets as compared to those in developed countries; less publicly available and reliable information about issuers as compared to developed markets; the possibility of currency transfer restrictions; and the risk of expropriation, nationalization or other adverse political, economic or social developments.

•	portfolio management risk: the risk that an investment strategy may fail to produce the intended results.

•	securities selection risk: the risk that the securities held by the Fund may underperform those held by other funds investing in the same asset class or benchmarks that are representative of the asset class because of the portfolio managers’ choice of securities.

•	LIBOR risk: the risk associated with the transition away from the London Interbank Offered Rate (“LIBOR”), which is used extensively in the U.S. and globally as a “benchmark” or “reference rate” for various commercial and financial contracts, including corporate and municipal bonds, bank loans, asset-backed and mortgage-related securities, interest rate swaps and other derivatives. The U.K. Financial Conduct Authority has announced the intention to begin phasing out the use of LIBOR, and alter-

native reference rates have been established or are in development in most major currencies. Although the transition process away from LIBOR has become increasingly well-defined in advance of the anticipated discontinuation date, there remains uncertainty regarding the impact on the Fund of the transition to a new reference rate.

Please see “Principal Risks of the Funds” for a more detailed description of the risks of investing in the Fund.
Your investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency entity or person.
Investment Results
The bar chart below shows how the Fund’s investment results have varied from year to year and the table below shows how the Fund’s average annual total returns for various periods compare with a broad measure of market performance. This information provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. The bar chart shows performance of the Fund’s Class I shares. Class N performance may be lower than Class I performance because of the potentially lower expenses paid by Class I shares. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s investment results can be obtained by visiting www.TCW.com.
Calendar Year Total Returns
For Class I Shares

Highest/Lowest quarterly results during this period were:

Highest	5.73%	(quarter ended 9/30/2012)
Lowest	-5.53%	(quarter ended 12/31/2016)

Average Annual Total Returns
(For the period ended December 31, 2021)

Share Class	1 Year	5 Years	10 years
I – Before taxes	-4.71%	3.84%	2.73%
- After taxes on distributions	-5.20%	2.94%	1.75%
- After taxes on distributions and sale of fund shares	-2.77%	2.62%	1.74%
N – Before taxes	-4.81%	3.79%	2.71%
Bloomberg Barclays Global Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)[1]	-4.71%	3.36%	1.77%

[1]
The Bloomberg Barclays Global Aggregate Bond Index is a multi-currency benchmark that provides a broad-based measure of the global investment grade fixed rate debt markets and includes treasury, government-related, corporate and securitized fixed-rate bonds from both developed and emerging markets issuers.

After‑tax returns are calculated using the highest individual federal income tax rates in effect each year and do not reflect the impact of state and local taxes. Your actual after‑tax returns depend on your individual tax situation and likely will differ from the results shown above, and after‑tax returns shown are not relevant if you hold your Fund shares through a tax‑deferred arrangement, such as a 401(k) plan or individual retirement account (IRA). After‑tax returns are shown for only one class of shares, and after‑tax returns for the other class of shares will vary.
Investment Advisor
TCW Investment Management Company LLC is the investment advisor to the Fund.
Portfolio Managers
The portfolio managers for the Fund are:

Name	Experience with the Fund	Primary Title with Investment Advisor
Stephen M. Kane	10 years (Since inception of the Fund)	Group Managing Director

Marcela Meirelles	1 year (Since February 2021)	Managing Director

Bryan Whalen	2 years	Group Managing Director
Other Important Information Regarding Fund Shares
For more information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the “Summary of Other Important Information Regarding Fund Shares” at page 89 of this Prospectus.

TCW High Yield Bond Fund

Investment Objective
The Fund’s investment objective is to seek to maximize income and achieve above average total return consistent with reasonable risk over a full market cycle.
Fees and Expenses of the Fund
This table describes the fees and expenses you may pay if you buy, hold and sell shares of the Fund. You may pay additional fees or commissions to broker-dealers or other financial intermediaries for the purchase of Class I shares of the Fund, which are not reflected in the table below.
Shareholder Fees (Fees paid directly from your investment)
None.
Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)

	Share Classes

	I	N
Management Fees	0.45%	0.45%
Distribution and/or Service (12b‑1) Fees	None	0.25%
Other Expenses	0.31%	0.44%
Total Annual Fund Operating Expenses	0.76%	1.14%
Fee Waiver and/or Expense Reimbursement[1]	0.21%	0.34%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement[1]	0.55%	0.80%

[1]
The Fund’s investment advisor has agreed to waive fees and/or reimburse expenses to limit the Fund’s total annual operating expenses (excluding interest, brokerage, extraordinary expenses and acquired fund fees and expenses, if any) to 0.55% of average daily net assets with respect to Class I shares and 0.80% of average daily net assets with respect to Class N shares. This contractual fee waiver/expense reimbursement will remain in place through March 1, 2023 and before that date, the investment advisor may not terminate this arrangement without approval of the Board of Directors. At the conclusion of this period, the Fund’s investment advisor may, in its sole discretion, terminate the contractual fee waiver/expense reimbursement or, with the Board of Directors’ approval, extend or modify that arrangement.

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
This example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The cost of investing in the Fund reflects the net expenses of the Fund that result from the contractual expense limitation in the first year only. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Share Classes	1 Year	3 Years	5 Years	10 Years
I	$56	$222	$402	$923
N	$82	$329	$595	$1,356
Portfolio Turnover
The Fund pays transaction costs when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 82.13% of the average value of its portfolio.
Principal Investment Strategies
Under normal circumstances, the Fund invests at least 80% of the value of its net assets, plus any borrowings for investment purposes, in high yield/below investment grade bonds (commonly known as “junk bonds”). If the Fund changes this investment policy, it will notify shareholders in writing at least 60 days in advance of the change. The Fund shall not invest in any bonds rated, at the time of purchase, CCC+ or below by Fitch Ratings, Inc., CCC+ or below by S&P Global Ratings, and Caa1 or below by Moody’s Investors Service Inc., or, if unrated, bonds deemed by the Fund’s investment advisor to be of comparable quality. The Fund may invest up to 20% of its net assets in equity securities (including common stock and convertible and non‑convertible preferred stocks) and bank loans of companies in the high yield universe. Portfolio holdings are diversified by industry and issuer in an attempt to reduce the impact of negative events for an industry or issuer.
The Fund may also invest in debt securities that include, but are not limited to, obligations of the United States government or its agencies, instrumentalities or sponsored corporations; money market instruments; investment grade corporate debt securities; mortgage-backed securities guaranteed by, or secured by collateral that is guaranteed by, the

United States government or its agencies, instrumentalities or sponsored corporations; foreign debt securities (corporate and government); and privately issued mortgage-backed securities and asset-backed securities, including commercial mortgage-backed securities.
The Fund may invest in derivative instruments such as options, futures and swap agreements for investment management or hedging purposes. The Fund may also purchase or sell securities on a when-issued, delayed delivery or forward commitment basis.
The Fund invests in the U.S. and abroad, including emerging markets, and may purchase securities of varying maturities issued by domestic and foreign corporations, government agencies and governments. The Fund may invest in foreign securities that are denominated in U.S. dollars as well as in local currency.
In selecting the Fund’s investments, the portfolio managers look for companies that have:

•	strong credit profiles;

•	favorable industry fundamentals;

•	good management teams;

•	stable cash flows; and/or

•	attractive yields for a given level of risk.
Portfolio securities and other instruments may be sold for a number of reasons, including when the portfolio managers believe that (i) another security or instrument may offer a better investment opportunity, (ii) an issuer has experienced a deterioration of the above listed factors or other credit fundamentals, (iii) an individual security or instrument has reached its sell target, or (iv) the portfolio should be rebalanced for diversification or portfolio weighting purposes.
Principal Risks
Since the Fund holds securities with fluctuating market prices, the value of the Fund’s shares will vary as its portfolio securities increase or decrease in value. Therefore, the value of your investment in the Fund could go down as well as up. You can lose money by investing in the Fund.
The principal risks affecting the Fund that can cause a decline in value are:

•	debt securities risk: the risk that the value of a debt security may increase or decrease as a result of various factors, including changes in interest rates, actual or perceived inability or unwillingness of issuers to make principal or interest payments, market fluctuations and illiquidity in the debt securities market.

•	market risk: the risk that returns from the securities in which the Fund invests may underperform returns from the general securities markets or other types of securities.

•	public health emergency risk: the risk that pandemics and other public health emergencies, including outbreaks of infectious diseases such as the current outbreak of the novel coronavirus (“COVID‑19”), can result, and in the case of COVID‑19 has resulted and may continue to result, in market volatility and disruption, and materially and adversely impact economic conditions in ways that cannot be predicted, all of which could result in substantial investment losses. The ultimate impact of COVID‑19, including new variants of the underlying virus, or other health emergencies on global economic conditions and businesses is impossible to predict accurately. Ongoing and potential additional material adverse economic effects of indeterminate duration and severity are possible. The resulting adverse impact on the value of an investment in the Fund could be significant and prolonged. Other public health emergencies that may arise in the future could have similar or other unforeseen effects.

•	interest rate risk: the risk that debt securities will decline in value because of changes in interest rates.

•	credit risk: the risk that an issuer will default in the payment of principal and/or interest on a security.

•	junk bond risk: the risk that junk bonds have a higher degree of default risk and may be less liquid and subject to greater price volatility than investment grade bonds.

•	price volatility risk: the risk that the value of the Fund’s investment portfolio will change as the prices of its investments go up or down.

•	issuer risk: the risk that the value of a security may decline for reasons directly related to the issuer such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

•
liquidity risk: the risk that lack of a ready market or restrictions on resale may limit the ability of the Fund to sell a security at an advantageous time or price. In addition, the Fund, by itself or together with other accounts managed by the investment advisor, may hold a position in a security that is large relative to the typical trading volume for that security, which can make it difficult for the Fund to dispose of the position at an advantageous time or price. Over recent years, the fixed-income markets have grown more than the ability of dealers to make markets, which can further constrain liquidity and increase the volatility of portfolio valuations. High levels of redemptions in bond funds in response to market conditions could cause greater losses as a result. Regulations such as the Volcker Rule or future regulations may further constrain the ability of market participants to create liquidity, particularly in times of increased market volatility. The liquidity of the Fund’s assets may change over time.

•	frequent trading risk: the risk that frequent trading will lead to increased portfolio turnover and higher transaction costs, which may reduce the Fund’s performance and may cause higher levels of current tax liability to shareholders in the Fund.

•	valuation risk: the risk that the portfolio instruments may be sold at prices different from the values established by the Fund, particularly for investments that trade in low volume, in volatile markets or over the counter or that are fair valued.

•	derivatives risk: the risk of investing in derivative instruments, which includes liquidity, interest rate, market, credit and management risks as well as risks related to mispricing or improper valuation. Changes in the value of a derivative may not correlate perfectly with the underlying asset, reference rate or index, and the Fund could lose more than the principal amount invested. These investments can create investment leverage and may create additional risks that may subject the Fund to greater volatility and less liquidity than investments in more traditional securities.

•	leverage risk: the risk that leverage may result from certain transactions, including the use of derivatives and borrowing. This may impair the Fund’s liquidity, cause it to liquidate positions at an unfavorable time, increase its volatility or otherwise cause it not to achieve its intended result. To the extent required by applicable law or regulation, the Fund will reduce leverage risk by either segregating an equal amount of liquid assets or “covering” the transactions that introduce such risk.

•	counterparty risk: the risk that the other party to a contract, such as a derivatives contract, will not fulfill its contractual obligations.

•	equity risk: the risk that stocks and other equity securities generally fluctuate in value more than bonds and may decline in value over short or extended periods as a result of changes in a company’s financial condition or in overall market, economic or political considerations.

•	bank loan risk: the risk of investing in corporate loans made by commercial banks and other financial institutions or institutional investors to companies that need capital to grow or restructure, which includes interest rate risk, liquidity risk and prepayment risk. The Fund may also be subject to the credit risk of other financial institutions and the risks associated with insufficient collateral securing a bank loan, limited available public information about a bank loan, delayed settlement, and less protection for holders of bank loans as compared to holders of registered securities.

•	portfolio management risk: the risk that an investment strategy may fail to produce the intended results.

•	securities selection risk: the risk that the securities held by the Fund may underperform those held by other funds investing in the same asset class or benchmarks that are representative of the asset class because of the portfolio managers’ choice of securities.

•	distressed and defaulted securities risk: the risk that the repayment of defaulted securities and obligations of distressed issuers is subject to significant uncertainties.

•	foreign investing risk: the risk that Fund share prices will fluctuate with market conditions, currency exchange rates and the economic and political climates of the foreign countries in which the Fund invests or has exposure. Investments in foreign securities may involve greater risks than investing in U.S. securities due to, among other factors, less publicly available information, less stringent and less uniform accounting, auditing and financial reporting standards, less liquid and more volatile markets, higher transaction and custody costs, additional taxes, less investor protection, delayed or less frequent settlement, political or social instability, civil unrest, acts of terrorism, regional economic volatility, and the imposition of sanctions, confiscations, trade restrictions (including tariffs) and other government restrictions by the United States and/or other governments.

•	foreign currency risk: the risk that foreign currencies will decline in value relative to the U.S. dollar and affect the Fund’s investments in foreign currencies, in securities that are denominated, trade, and/or receive revenues in foreign currencies, or in derivatives that provide exposure to foreign currencies.

•
emerging market country risk: the risk of investing in emerging market countries, which is substantial due to, among other factors, different accounting standards; thinner trading markets as compared to those in developed countries; less publicly available and reliable information about issuers as compared to developed markets; the possibility of currency transfer restrictions; and the risk of expropriation, nationalization or other adverse political, economic or social developments.

•	LIBOR risk: the risk associated with the transition away from the London Interbank Offered Rate (“LIBOR”), which is used extensively in the U.S. and globally as a “benchmark” or “reference rate” for various commercial and financial contracts, including corporate and municipal bonds, bank loans, asset-backed and mortgage-related securities, interest rate swaps and other derivatives. The U.K. Financial Conduct Authority has announced the intention to begin phasing out the use of LIBOR, and alternative reference rates have been established or are in development in most major currencies. Although the transition process away from LIBOR has become increasingly well-defined in advance of the anticipated discontinuation date, there remains uncertainty regarding the impact on the Fund of the transition to a new reference rate.
Please see “Principal Risks of the Funds” for a more detailed description of the risks of investing in the Fund.
Your investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency entity or person.
Investment Results
The bar chart below shows how the Fund’s investment results have varied from year to year and the table below shows how the Fund’s average annual total returns for various periods compare with a broad measure of market performance. This information provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. The bar chart shows performance of the Fund’s Class I shares. Class N performance may be lower than Class I performance because of the potentially lower expenses paid by Class I shares. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s investment results can be obtained by visiting www.TCW.com.

Calendar Year Total Returns
For Class I Shares

Highest/Lowest quarterly results during this period were:

Highest	8.85%	(quarter ended 6/30/2020)
Lowest	-6.80%	(quarter ended 3/31/2020)
Average Annual Total Returns
(For the period ended December 31, 2021)

Share Class	1 Year	5 Years	10 Years
I – Before taxes	3.46%	6.45%	6.35%
- After taxes on distributions	1.19%	4.43%	4.27%
- After taxes on distributions and sale of fund shares	2.10%	4.07%	4.00%
N – Before taxes	3.21%	6.19%	6.12%
FTSE US High Yield Cash Pay Custom Index (reflects no deduction for fees, expenses or taxes)[1]	5.15%	5.76%	6.27%

[1]
The FTSE US High Yield Cash Pay Custom Index (formerly known as the Citigroup US High Yield Cash Pay Custom Index) is a blend of the FTSE US High Yield Cash Pay Index and the FTSE US High Yield Cash Pay Capped Index (FTSE US High Yield Cash Pay Index through 12/31/05 and FTSE US High Yield Cash Pay Capped Index thereafter). The FTSE US High Yield Cash Pay Index is created by removing the deferred interest securities from the FTSE US High Yield Market Index, which is a U.S. Dollar-denominated index that measures the performance of high yield debt issued by corporations domiciled in the United States or Canada and includes cash‑pay and deferred interest securities. As such, the FTSE US High Yield Cash Pay Index includes only cash‑pay bonds (both registered and those issued under Rule 144A under the Securities Act of 1933 in unregistered form) with at least one year to maturity and at least $250 million outstanding. The FTSE US High Yield Cash Pay Capped Index uses the same design criteria and calculation methodology as the FTSE US High Yield Cash Pay Index but caps the total debt of any single issuer in the Index at $15 billion of par amount outstanding.

After‑tax returns are calculated using the highest individual federal income tax rates in effect each year and do not reflect the impact of state and local taxes. Your actual after‑tax returns depend on your individual tax situation and likely will differ from the results shown above, and after‑tax returns shown are not relevant if you hold your Fund shares through a tax‑deferred arrangement, such as a 401(k) plan or individual retirement account (IRA). After‑tax returns are shown for only one class of shares, and after‑tax returns for the other class of shares will vary.
Investment Advisor
TCW Investment Management Company LLC is the investment advisor to the Fund.
Portfolio Managers
The portfolio managers for the Fund are:

Name	Experience with the Fund	Primary Title with Investment Advisor
Jerry Cudzil	2 years	Managing Director

Stephen M. Kane	3 years	Group Managing Director

Laird R. Landmann	11 years	Group Managing Director

Steven J. Purdy	2 years	Managing Director
Other Important Information Regarding Fund Shares
For more information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the “Summary of Other Important Information Regarding Fund Shares” at page 89 of this Prospectus.

TCW Short Term Bond Fund

Investment Objective
The Fund’s investment objective is to seek to maximize current income.
Fees and Expenses of the Fund
This table describes the fees and expenses you may pay if you buy, hold and sell shares of the Fund. You may pay additional fees or commissions to broker-dealers or other financial intermediaries for the purchase of Class I shares of the Fund, which are not reflected in the table below.
Shareholder Fees (Fees paid directly from your investment)
None.
Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)

Share Class

I
Management Fees	0.35%
Distribution and/or Service (12b‑1) Fees	None
Other Expenses	2.42%
Total Annual Fund Operating Expenses	2.77%
Fee Waiver and/or Expense Reimbursement[1]	2.33%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement[1]	0.44%

[1]
The Fund’s investment advisor has agreed to waive fees and/or reimburse expenses to limit the Fund’s total annual operating expenses (excluding interest, brokerage, extraordinary expenses and acquired fund fees and expenses, if any) to 0.44% of average daily net assets. This contractual fee waiver/expense reimbursement will remain in place through March 1, 2023 and before that date, the investment advisor may not terminate this arrangement without approval of the Board of Directors. At the conclusion of this period, the Fund’s investment advisor may, in its sole discretion, terminate the contractual fee waiver/expense reimbursement or, with the Board of Directors’ approval, extend or modify that arrangement.

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
This example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The cost of investing in the Fund reflects the net expenses of the Fund that result from the contractual expense limitation in the first year only.
Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Share Class	1 Year	3 Years	5 Years	10 Years
I	$45	$637	$1,256	$2,929
Portfolio Turnover
The Fund pays transaction costs when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 369.54% of the average value of its portfolio.
Principal Investment Strategies
Under normal circumstances, the Fund invests at least 80% of the value of its net assets, plus any borrowings for investment purposes, in a diversified portfolio of debt securities of varying maturities, including bonds, notes and other similar fixed income instruments issued by governmental or private sector issuers. If the Fund changes this investment policy, it will notify shareholders in writing at least 60 days in advance of the change. The Fund may invest in debt securities that include, but are not limited to, obligations of the United States government or its agencies, instrumentalities or sponsored corporations; money market instruments; investment grade corporate debt securities; mortgage-backed securities guaranteed by, or secured by collateral that is guaranteed by, the United States government or its agencies, instrumentalities or sponsored corporations; foreign debt securities (corporate and government); and privately issued mortgage-backed securities and asset-backed securities, including commercial mortgage-backed securities. The Fund may invest up to 10% of its net assets in below investment grade bonds (commonly known as “junk bonds”), which are bonds rated below BBB by Fitch Ratings, Inc., below BBB by S&P Global Ratings and below Baa by Moody’s Investors Service, Inc., or, if unrated, bonds deemed by the Fund’s investment advisor to be of comparable quality. The Fund may invest in derivative instruments such as options, futures and swap agreements for investment management or hedging purposes. The derivatives in which the Fund may invest include securities that are commonly referred to as mortgage derivatives, including inverse floaters, interest-only (IO) strips, principal-only (PO) strips, inverse IOs and tiered index bonds. The Fund may also purchase or sell securities on a when-issued, delayed delivery or forward commitment basis.
In managing the Fund’s investments, under normal market conditions, the portfolio managers seek to construct an investment portfolio with a dollar-weighted average duration of no more than two years. Portfolio securities and other instruments may be sold for a number of reasons, including when the portfolio managers believe that (i) another security or instrument may offer a better investment opportunity, (ii) there has been a deterioration in the credit fundamentals of an issuer, (iii) an individual security or instrument has reached its sell target, or (iv) the portfolio should be rebalanced for diversification or portfolio weighting purposes.
Principal Risks
Since the Fund holds securities with fluctuating market prices, the value of the Fund’s shares will vary as its portfolio securities increase or decrease in value. Therefore, the value of your investment in the Fund could go down as well as up. You can lose money by investing in the Fund.
The principal risks affecting the Fund that can cause a decline in value are:

•	debt securities risk: the risk that the value of a debt security may increase or decrease as a result of various factors, including changes in interest rates, actual or perceived inability or unwillingness of issuers to make principal or interest payments, market fluctuations and illiquidity in the debt securities market.

•	market risk: the risk that returns from the securities in which the Fund invests may underperform returns from the general securities markets or other types of securities.

•	public health emergency risk: the risk that pandemics and other public health emergencies, including outbreaks of infectious diseases such as the current outbreak of the novel coronavirus (“COVID‑19”), can result, and in the case of COVID‑19 has resulted and may continue to result, in market volatility and disruption, and materially and adversely impact economic conditions in ways that cannot be predicted, all of which could result in substantial investment losses. The ultimate impact of COVID‑19, including new variants of the underlying virus, or other health emergencies on global economic conditions and businesses is impossible to predict accurately. Ongoing and potential additional material adverse economic effects of indeterminate duration and severity are possible. The resulting adverse impact on the value of an investment in the Fund could be significant and prolonged. Other public health emergencies that may arise in the future could have similar or other unforeseen effects.

•	interest rate risk: the risk that debt securities will decline in value because of changes in interest rates.

•	credit risk: the risk that an issuer will default in the payment of principal and/or interest on a security.

•	price volatility risk: the risk that the value of the Fund’s investment portfolio will change as the prices of its investments go up or down.

•	issuer risk: the risk that the value of a security may decline for reasons directly related to the issuer such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

•	liquidity risk: the risk that lack of a ready market or restrictions on resale may limit the ability of the Fund to sell a security at an advantageous time or price. In addition, the Fund, by itself or together with other accounts managed by the investment advisor, may hold a position in a security that is large relative to the typical trading volume for that security, which can make it difficult for the Fund to dispose of the position at an advantageous time or price. Over recent years, the fixed-income markets have grown more than the ability of dealers to make markets, which can further constrain liquidity and increase the volatility of portfolio valuations. High levels of redemptions in bond funds in response to market conditions could cause greater losses as a result. Regulations such as the Volcker Rule or future regulations may further constrain the ability of market participants to create liquidity, particularly in times of increased market volatility. The liquidity of the Fund’s assets may change over time.

•	frequent trading risk: the risk that frequent trading will lead to increased portfolio turnover and higher transaction costs, which may reduce the Fund’s performance and may cause higher levels of current tax liability to shareholders in the Fund.

•	valuation risk: the risk that the portfolio instruments may be sold at prices different from the values established by the Fund, particularly for investments that trade in low volume, in volatile markets or over the counter or that are fair valued.

•	U.S. treasury obligations risk: the risk that the value of U.S. treasury obligations may decline as a result of changes in interest rates, certain political events in the U.S., and strained relations with certain foreign countries.

•	prepayment risk: the risk that in times of declining interest rates, the Fund’s higher yielding securities may be prepaid and the Fund may have to replace them with securities having a lower yield.

•	extension risk: the risk that in times of rising interest rates, borrowers may pay off their debt obligations more slowly, causing securities considered short or intermediate term to become longer-term securities that fluctuate more widely in response to changes in interest rates than shorter term securities.

•	mortgage-backed securities risk: the risk of investing in mortgage-backed securities, including prepayment risk and extension risk. Mortgage-backed securities react differently to changes in interest rates than other bonds, and some mortgage-backed securities are not backed by the full faith and credit of the U.S. government.

•	U.S. government securities risk: the risk that debt securities issued or guaranteed by certain U.S. government agencies, instrumentalities, and sponsored enterprises are not supported by the full faith and credit of the U.S. government, and as so investments in their securities or obligations issued by them involve credit risk greater than investments in other types of U.S. government securities.

•	derivatives risk: the risk of investing in derivative instruments, which includes liquidity, interest rate, market, credit and management risks as well as risks related to mispricing or improper valuation. Changes in the value of a derivative may not correlate perfectly with the underlying asset, reference rate or index, and the Fund could lose more than the principal amount invested. These investments can create investment leverage and may create additional risks that may subject the Fund to greater volatility and less liquidity than investments in more traditional securities.

•	leverage risk: the risk that leverage may result from certain transactions, including the use of derivatives and borrowing. This may impair the Fund’s liquidity, cause it to liquidate positions at an unfavorable time, increase its volatility or otherwise cause it not to achieve its intended result. To the extent required by applicable law or regulation, the Fund will reduce leverage risk by either segregating an equal amount of liquid assets or “covering” the transactions that introduce such risk.

•	counterparty risk: the risk that the other party to a contract, such as a derivatives contract, will not fulfill its contractual obligations.
•	junk bond risk: the risk that junk bonds have a higher degree of default risk and may be less liquid and subject to grater price volatility than investment grade bonds.

•	portfolio management risk: the risk that an investment strategy may fail to produce the intended results.

•	securities selection risk: the risk that the securities held by the Fund may underperform those held by other funds investing in the same asset class or benchmarks that are representative of the asset class because of the portfolio managers’ choice of securities.

•	foreign investing risk: the risk that Fund share prices will fluctuate with market conditions, currency exchange rates and the economic and political climates of the foreign countries in which the Fund invests or has exposure. Investments in foreign securities may involve greater risks than investing in U.S. securities due to, among other factors, less publicly available information, less stringent and less uniform accounting, auditing and financial reporting standards, less liquid and more volatile markets, higher transaction and custody costs, additional taxes, less investor protection, delayed or less frequent settlement, political or social instability, civil unrest, acts of terrorism, regional economic volatility, and the imposition of sanctions, confiscations, trade restrictions (including tariffs) and other government restrictions by the United States and/or other governments.

•	LIBOR risk: the risk associated with the transition away from the London Interbank Offered Rate (“LIBOR”), which is used extensively in the U.S. and globally as a “benchmark” or “reference rate” for various commercial and financial contracts, including corporate and municipal bonds, bank loans, asset-backed and mortgage-related securities, interest rate swaps and other derivatives. The U.K. Financial Conduct Authority has announced the intention to begin phasing out the use of LIBOR, and alternative reference rates have been established or are in development in most major currencies. Although the transition process away from LIBOR has become increasingly well-defined in advance of the anticipated discontinuation date, there remains uncertainty regarding the impact on the Fund of the transition to a new reference rate.
Please see “Principal Risks of the Funds” for a more detailed description of the risks of investing in the Fund.
Your investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency entity or person.

Investment Results
The bar chart below shows how the Fund’s investment results have varied from year to year and the table below shows how the Fund’s average annual total returns for various periods compare with a broad measure of market performance. This information provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. The bar chart shows performance of the Fund’s Class I shares. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s investment results can be obtained by visiting www.TCW.com.
Calendar Year Total Returns
For Class I Shares

Highest/Lowest quarterly results during this period were:

Highest	1.49%	(quarter ended 3/31/2012)
Lowest	-0.24%	(quarter ended 3/31/2020)
Average Annual Total Returns
(For the period ended December 31, 2021)

Share Class	1 Year	5 Years	10 Years
I – Before taxes	0.63%	1.73%	1.39%
- After taxes on distributions	-0.10%	0.89%	0.74%
- After taxes on distributions and sale of fund shares	0.37%	0.96%	0.78%
FTSE 1‑Year Treasury Index (reflects no deduction for fees, expenses or taxes)[1]	-0.06%	1.44%	0.89%

[1]
The FTSE 1‑Year Treasury Index (formerly known as the Citigroup 1‑Year Treasury Index) represents the return of 1‑year Treasuries each month. It is determined by taking the 1‑year Treasury Bill at the beginning of the month and calculating its return.

After‑tax returns are calculated using the highest individual federal income tax rates in effect each year and do not reflect the impact of state and local taxes. Your actual after‑tax returns depend on your individual tax situation and likely will differ from the results shown above, and after‑tax returns shown are not relevant if you hold your Fund shares through a tax‑deferred arrangement, such as a 401(k) plan or individual retirement account (IRA).
Investment Advisor
TCW Investment Management Company LLC is the investment advisor to the Fund.
Portfolio Managers
The portfolio managers for the Fund are:

Name	Experience with the Fund	Primary Title with Investment Advisor
Stephen M. Kane	11 years	Group Managing Director

Laird R. Landmann	11 years	Group Managing Director

Bryan Whalen	8 years	Group Managing Director
Other Important Information Regarding Fund Shares
For more information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the “Summary of Other Important Information Regarding Fund Shares” at page 89 of this Prospectus.

TCW Total Return Bond Fund

Investment Objective
The Fund’s investment objective is to seek to maximize current income and achieve above average total return consistent with prudent investment management over a full market cycle.
Fees and Expenses of the Fund
This table describes the fees and expenses you may pay if you buy, hold and sell shares of the Fund. You may pay additional fees or commissions to broker-dealers or other financial intermediaries for the purchase of Class I or Plan Class shares of the Fund, which are not reflected in the table below.
Shareholder Fees (Fees paid directly from your investment)
None.
Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)

	Share Classes

	I	N	Plan
Management Fees	0.40%	0.40%	0.40%
Distribution and/or Service (12b‑1) fees	None	0.25%	None
Other Expenses	0.12%	0.16%	0.07%
Total Annual Fund Operating Expenses	0.52%	0.81%	0.47%
Fee Waiver and/or Expense Reimbursement[1]	0.03%	0.11%	0.03%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement[1]	0.49%	0.70%	0.44%

[1]
The Fund’s investment advisor has agreed to waive fees and/or reimburse expenses to limit the Fund’s total annual operating expenses (excluding interest, brokerage, extraordinary expenses and acquired fund fees and expenses, if any) to 0.49% of average daily net assets with respect to Class I shares, 0.70% of average daily net assets with respect to Class N shares and 0.44% of average daily net assets with respect to Plan Class shares. This contractual fee waiver/expense reimbursement will remain in place through March 1, 2023 and before that date, the investment advisor may not terminate this arrangement without approval of the Board of Directors. At the conclusion of this period, the Fund’s investment advisor may, in its sole discretion, terminate the contractual fee waiver/expense reimbursement or, with the Board of Directors’ approval, extend or modify that arrangement.

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
This example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The cost of investing in the Fund reflects the net expenses of the Fund that result from the contractual expense limitation in the first year only. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Share Classes	1 Year	3 Years	5 Years	10 Years
I	$50	$164	$288	$650
N	$72	$248	$439	$991
Plan	$45	$148	$260	$589
Portfolio Turnover
The Fund pays transaction costs when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 493.39% of the average value of its portfolio.
Principal Investment Strategies
Under normal circumstances, the Fund invests at least 80% of the value of its net assets, plus any borrowings for investment purposes, in debt securities. If the Fund changes this investment policy, it will notify shareholders in writing at least 60 days in advance of the change. The Fund may invest in various types of debt securities, including but not limited to securities issued or guaranteed by the United States government or its agencies, instrumentalities or sponsored corporations; corporate obligations (including convertible securities); mortgage-backed and asset-backed securities (which may be privately issued); local currency- or U.S. dollar-denominated foreign debt securities (corporate and government); money market instruments; and other debt obligations bearing fixed or variable interest rates of any maturity.
At least 50% of the Fund’s net assets will be invested in securitized obligations guaranteed by the United States government or its agencies, instrumentalities or sponsored corporations; privately issued mortgage-backed and asset-backed securities rated at time of investment Aa3 or higher by Moody’s Investors Service, Inc., AA‑ or higher by S&P Global Ratings or the equivalent by any other nationally recognized statistical organization; other obligations of the United States government or its agencies, instrumentalities or sponsored corporations; and money market instruments. The Fund may invest in below investment grade bonds (commonly known as “junk bonds”), which are bonds rated below BBB by Fitch Ratings, Inc., below BBB by S&P Global Ratings and below Baa by Moody’s Investors Service, Inc., or, if unrated, bonds deemed by the Fund’s investment advisor to be of comparable quality.
The Fund may invest in derivative instruments such as options, futures and swap agreements for investment management or hedging purposes. The derivatives in which the Fund may invest include securities that are commonly known as mortgage derivatives, including inverse floaters, interest only (IO) strips, principal-only (PO) strips, inverse IOs and tiered index bonds. The Fund may also purchase or sell securities on a when-issued, delayed delivery or forward commitment basis.
In managing the Fund’s investments, under normal market conditions, the portfolio managers seek to construct an investment portfolio with a weighted average duration of no more than eight years. Portfolio securities or other instruments may be sold for a number of reasons, including when the portfolio managers believe that (i) another security or instrument may offer a better investment opportunity, (ii) there has been a deterioration in the credit fundamentals of an issuer, (iii) an individual security or instrument has reached its sell target, or (iv) the portfolio should be rebalanced for diversification or portfolio weighting purposes.
Principal Risks
Since the Fund holds securities with fluctuating market prices, the value of the Fund’s shares will vary as its portfolio securities increase or decrease in value. Therefore, the value of your investment in the Fund could go down as well as up. You can lose money by investing in the Fund.
The principal risks affecting the Fund that can cause a decline in value are:

•	debt securities risk: the risk that the value of a debt security may increase or decrease as a result of various factors, including changes in interest rates, actual or perceived inability or unwillingness of issuers to make principal or interest payments, market fluctuations and illiquidity in the debt securities market.
•	market risk: the risk that returns from the securities in which the Fund invests may underperform returns from the general securities markets or other types of securities.

•	public health emergency risk: the risk that pandemics and other public health emergencies, including outbreaks of infectious diseases such as the current outbreak of the novel coronavirus (“COVID‑19”), can result, and in the case of COVID‑19 has resulted and may continue to result, in market volatility and disruption, and materially and adversely impact economic conditions in ways that cannot be predicted, all of which could result in substantial investment losses. The ultimate impact of COVID‑19, including new variants of the underlying virus, or other health emergencies on global economic conditions and businesses is impossible to predict accurately. Ongoing and potential additional material adverse economic effects of indeterminate duration and severity are possible. The resulting adverse impact on the value of an investment in the Fund could be significant and prolonged. Other public health emergencies that may arise in the future could have similar or other unforeseen effects.

•	interest rate risk: the risk that debt securities will decline in value because of changes in interest rates.

•	credit risk: the risk that an issuer will default in the payment of principal and/or interest on a security.

•	price volatility risk: the risk that the value of the Fund’s investment portfolio will change as the prices of its investments go up or down.

•	prepayment risk: the risk that in times of declining interest rates, the Fund’s higher yielding securities may be prepaid and the Fund may have to replace them with securities having a lower yield.

•	extension risk: the risk that in times of rising interest rates, borrowers may pay off their debt obligations more slowly, causing securities considered short- or intermediate-term to become longer-term securities that fluctuate more widely in response to changes in interest rates than shorter-term securities.

•	mortgage-backed securities risk: the risk of investing in mortgage-backed securities, including prepayment risk and extension risk. Mortgage-backed securities react differently to changes in interest rates than other bonds, and some mortgage-backed securities are not backed by the full faith and credit of the U.S. government.

•
U.S. government securities risk: the risk that debt securities issued or guaranteed by certain U.S. government agencies, instrumentalities, and sponsored enterprises are not supported by the full faith and credit of the U.S. government, and as so investments in their securities or obligations issued by them involve credit risk greater than investments in other types of U.S. government securities.

•	asset-backed securities risk: the risk of investing in asset-backed securities, including the risk of loss as a result of the impairment of the value of the underlying financial assets, prepayment risk and extension risk. Issuers of asset-backed securities may have limited ability to enforce the security interest in the underlying assets, and credit enhancements provided to support the asset-backed securities, if any, may be inadequate to protect investors in the event of default.

•	issuer risk: the risk that the value of a security may decline for reasons directly related to the issuer such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

•	liquidity risk: the risk that lack of a ready market or restrictions on resale may limit the ability of the Fund to sell a security at an advantageous time or price. In addition, the Fund, by itself or together with other accounts managed by the investment advisor, may hold a position in a security that is large relative to the typical trading volume for that security, which can make it difficult for the Fund to dispose of the position at an advantageous time or price. Over recent years, the fixed-income markets have grown more than the ability of dealers to make markets, which can further constrain liquidity and increase the volatility of portfolio valuations. High levels of redemptions in bond funds in response to market conditions could cause greater losses as a result. Regulations such as the Volcker Rule or future regulations may further constrain the ability of market participants to create liquidity, particularly in times of increased market volatility. The liquidity of the Fund’s assets may change over time.

•	frequent trading risk: the risk that frequent trading will lead to increased portfolio turnover and higher transaction costs, which may reduce the Fund’s performance and may cause higher levels of current tax liability to shareholders in the Fund.

•	valuation risk: the risk that the portfolio instruments may be sold at prices different from the values established by the Fund, particularly for investments that trade in low volume, in volatile markets or over the counter or that are fair valued.

•	U.S. treasury obligations risk: the risk that the value of U.S. treasury obligations may decline as a result of changes in interest rates, certain political events in the U.S., and strained relations with certain foreign countries.

•	derivatives risk: the risk of investing in derivative instruments, which includes liquidity, interest rate, market, credit and management risks as well as risks related to mispricing or improper valuation. Changes in the value of a derivative may not correlate perfectly with the underlying asset, reference rate or index, and the Fund could lose more than the principal amount invested. These investments can create investment leverage and may create additional risks that may subject the Fund to greater volatility and less liquidity than investments in more traditional securities.

•	leverage risk: the risk that leverage may result from certain transactions, including the use of derivatives and borrowing. This may impair the Fund’s liquidity, cause it to liquidate positions at an unfavorable time, increase its volatility or otherwise cause it not to achieve its intended result. To the extent required by applicable law or regulation, the Fund will reduce leverage risk by either segregating an equal amount of liquid assets or “covering” the transactions that introduce such risk.

•	counterparty risk: the risk that the other party to a contract, such as a derivatives contract, will not fulfill its contractual obligations.

•	junk bond risk: the risk that junk bonds have a higher degree of default risk and may be less liquid and subject to greater price volatility than investment grade bonds.

•	portfolio management risk: the risk that an investment strategy may fail to produce the intended results.

•	securities selection risk: the risk that the securities held by the Fund may underperform those held by other funds investing in the same asset class or benchmarks that are representative of the asset class because of the portfolio managers’ choice of securities.

•	foreign investing risk: the risk that Fund share prices will fluctuate with market conditions, currency exchange rates and the economic and political climates of the foreign countries in which the Fund invests or has exposure. Investments in foreign securities may involve greater risks than investing in U.S. securities due to, among other factors, less publicly available information, less stringent and less uniform accounting, auditing and financial reporting standards, less liquid and more volatile markets, higher transaction and custody costs, additional taxes, less investor protection, delayed or less frequent settlement, political or social instability, civil unrest, acts of terrorism, regional economic volatility, and the imposition of sanctions, confiscations, trade restrictions (including tariffs) and other government restrictions by the United States and/or other governments.

•	LIBOR risk: the risk associated with the transition away from the London Interbank Offered Rate (“LIBOR”), which is used extensively in the U.S. and globally as a “benchmark” or “reference rate” for various commercial and financial contracts, including corporate and municipal bonds, bank loans, asset-backed and mortgage-related securities, interest rate swaps and other derivatives. The U.K. Financial Conduct Authority has announced the intention to begin phasing out the use of LIBOR, and alternative reference rates have been established or are in development in most major currencies. Although the transition process away from LIBOR has become increasingly well-defined in advance of the anticipated discontinuation date, there remains uncertainty regarding the impact on the Fund of the transition to a new reference rate.
Please see “Principal Risks of the Funds” for a more detailed description of the risks of investing in the Fund.
Your investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency entity or person.
Investment Results
The bar chart below shows how the Fund’s investment results have varied from year to year and the table below shows how the Fund’s average annual total returns for various periods compare with a broad measure of market performance. This information provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. The bar chart shows performance of the Fund’s Class I shares. Class N performance may be lower than Class I and Plan Class performance because of the potentially lower expenses paid by Class I and Plan Class shares. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s investment results can be obtained by visiting www.TCW.com.
Calendar Year Total Returns
For Class I Shares

Highest/Lowest quarterly results during this period were:

Highest	5.50%	(quarter ended 9/30/2012)
Lowest	-3.15%	(quarter ended 3/31/2021)
Average Annual Total Returns
(For the period ended December 31, 2021)

Share Class	1 Year	5 Years	10 Years	Since Inception
I – Before taxes (Inception: 6/17/1993)	-1.05%	3.69%	4.14%	6.05%
- After taxes on distributions	-1.83%	2.37%	2.72%	3.81%
- After taxes on distributions and sale of fund shares	-0.62%	2.26%	2.60%	3.77%
N – Before taxes (Inception: 3/1/1999)	-1.20%	3.43%	3.85%	5.49%
Plan – Before taxes (Inception: 2/28/2020)	-0.89%	N/A	N/A	1.63%
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)[1]	-1.54%	3.57%	2.90%	5.07%

[1]
The Bloomberg Barclays U.S. Aggregate Bond Index is a market capitalization-weighted index of investment grade, U.S. dollar-denominated, fixed-rate debt issues, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage), asset-backed securities and commercial mortgage-backed securities (agency and non‑agency).

After‑tax returns are calculated using the highest individual federal income tax rates in effect each year and do not reflect the impact of state and local taxes. Your actual after‑tax returns depend on your individual tax situation and likely will differ from the results shown above, and after‑tax returns shown are not relevant if you hold your Fund shares through a tax‑deferred arrangement, such as a 401(k) plan or individual retirement account (IRA). After‑tax returns are shown for only one class of shares, and after‑tax returns for the other classes of shares will vary.
Investment Advisor
TCW Investment Management Company LLC is the investment advisor to the Fund.
Portfolio Managers
The portfolio managers for the Fund are:

Name	Experience with the Fund	Primary Title with Investment Advisor
Harrison Choi	5 years	Managing Director

Elizabeth Crawford	1 year (Since September 2020)	Managing Director

Mitch Flack	12 years	Managing Director

Laird R. Landmann	Since December 2021	Group Managing Director

Bryan Whalen	Since December 2021	Group Managing Director
Other Important Information Regarding Fund Shares
For more information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the “Summary of Other Important Information Regarding Fund Shares” at page 89 of this Prospectus.

TCW Developing Markets Equity Fund

Investment Objective
The Fund’s investment objective is to seek long-term capital appreciation. This investment objective may be changed without shareholder approval.
Fees and Expenses of the Fund
This table describes the fees and expenses you may pay if you buy, hold and sell shares of the Fund. You may pay additional fees or commissions to broker-dealers or other financial intermediaries for the purchase of Class I shares of the Fund, which are not reflected in the table below.
Shareholder Fees (Fees paid directly from your investment)
None.
Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)

	Share Classes

	I	N
Management Fees	0.80%	0.80%
Distribution and/or Service (12b‑1) Fees	None	0.25%
Other Expenses	2.67%	3.32%
Total Annual Fund Operating Expenses	3.47%	4.37%
Fee Waiver and/or Expense Reimbursement[1]	2.52%	3.22%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement[1]	0.95%	1.15%

[1]
The Fund’s investment advisor has agreed to waive fees and/or reimburse expenses to limit the Fund’s total annual operating expenses (excluding interest, brokerage, extraordinary expenses and acquired fund fees and expenses, if any) to 0.95% of average daily net assets with respect to Class I Shares and 1.15% of average daily net assets with respect to Class N shares. This contractual fee waiver/expense reimbursement will remain in place through March 1, 2023 and before that date the investment advisor may not terminate this arrangement without approval of the Board of Directors. At the conclusion of this period, the Fund’s investment advisor may, in its sole discretion, terminate the contractual fee waiver/expense reimbursement or, with the Board of Directors’ approval, extend or modify that arrangement.

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
This example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The cost of investing in the Fund reflects the net expenses of the Fund that result from the contractual expense limitation in the first year only. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Share Classes	1 Year	3 Years	5 Years	10 Years
I	$97	$830	$1,586	$3,579
N	$117	$1,031	$1,955	$4,319
Portfolio Turnover
The Fund pays transaction costs when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 175.10% of the average value of its portfolio.
Principal Investment Strategies
Under normal circumstances, the Fund invests at least 80% of the value of its net assets, plus any borrowings for investment purposes, in equity securities of Developing Market Country (as defined below) companies. If the Fund changes this investment policy, it will notify shareholders in writing at least 60 days in advance of such change. Equity securities include common and preferred stock; rights, warrants or options to purchase common or preferred stock; securities that may be converted into or exchanged for common or preferred stock, such as convertible preferred stock, convertible debt and Eurodollar convertible securities; equity securities of foreign companies listed on established exchanges, including NASDAQ; exchange-traded funds (“ETFs”); American Depository Receipts (ADRs); Global Depository Receipts (GDRs); equity linked notes or similar structures; and other securities with equity characteristics. The Fund may invest in securities or other financial instruments issued by companies in the financial services sector, including, without limitation, the banking, brokerage and insurance industries. The Fund may invest in foreign equity securities, which may or may not be listed on a recognized securities exchange or be publicly traded. These securities may be denominated in U.S. dollars, local currencies or other foreign currencies. The Fund has no limit on the portion of its assets that may be invested in any country, and may invest in companies of any size. The portfolio managers invest in those securities that they think provide the best opportunity to achieve the Fund’s investment objective.
For purposes of the Fund’s investment strategy, a Developing Market Country company is a company or financial institution domiciled or with primary business operations in, or with the majority of their net assets in or revenues or net income deriving from, a Developing Market Country. A “Developing Market Country” is a country that has a developing economy or market and includes all of the countries in the MSCI Total Return Emerging Markets Index (Net), the MSCI Frontier Markets Index, and the JP Morgan Emerging Markets Bond Index Global Diversified.
The Fund may invest in other pooled investment vehicles (both investment companies registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and collective investments not subject to registration under the 1940 Act), including, without limitation, ETFs, exchange-traded notes (“ETNs”), and real estate investment trusts (“REITs”), to the extent permitted by the 1940 Act.
In allocating investments among various Developing Market Countries, the portfolio managers attempt to analyze internal political, market and economic factors. These factors include, but are not limited to:

•	Public finances;

•	Monetary policy;

•	External accounts;

•	Financial markets;

•	Foreign investment regulations;

•	Exchange rate policy;

•	Labor conditions;

•	Political outlook;

•	Structural reform policy; and

•	ESG factors.
Certain countries require governmental approval prior to direct equity investments by foreign persons such as the Fund. If considered likely to help the Fund in achieving its investment objective, the Fund may seek authorization to effect direct equity investments in such countries from their respective governments.

The Fund may invest up to 20% of its net assets, plus any borrowings for investment purposes, in derivative instruments, such as credit-linked notes, structured investments, options, futures, options on futures (including those related to options, securities, foreign currencies, indexes and interest rates), forward contracts, and swaps for investment management (e.g., as a substitute for investing directly in specific securities or currencies or to increase returns) and hedging purposes.
The investment process employed by the Fund emphasizes bottom‑up fundamental research. The Fund aims to build a portfolio of the portfolio managers’ best stock ideas, while also taking into account diversification and risk management requirements and considerations.
Portfolio securities may be sold for a number of reasons, including when a company fails to meet expectations or when the portfolio managers believe that (i) there has been a deterioration in the underlying fundamentals of a company, (ii) the intermediate- and long-term prospects for a company are poor, (iii) another security may offer a better investment opportunity, (iv) an individual security has reached its sell target, or (v) the portfolio should be rebalanced for diversification or portfolio weighting purposes.
Principal Risks
Since the Fund holds securities with fluctuating market prices, the value of the Fund’s shares will vary as its portfolio securities increase or decrease in value. Therefore, the value of your investment in the Fund could go down as well as up. You can lose money by investing in the Fund.
The principal risks affecting the Fund that can cause a decline in value are:

•	equity risk: the risk that stocks and other equity securities generally fluctuate in value more than bonds and may decline in value over short or extended periods as a result of changes in a company’s financial condition or in overall market, economic and political conditions.

•	market risk: the risk that returns from the securities in which the Fund invests may underperform returns from the general securities markets or other types of securities.

•
public health emergency risk: the risk that pandemics and other public health emergencies, including outbreaks of infectious diseases such as the current outbreak of the novel coronavirus (“COVID‑19”), can result, and in the case of COVID‑19 has resulted and may continue to result, in market volatility and disruption, and materially and adversely impact economic conditions in ways that cannot be predicted, all of which could result in substantial investment losses. The ultimate impact of COVID‑19, including new variants of the underlying virus, or other health emergencies on global economic conditions and businesses is impossible to predict accurately. Ongoing and potential additional material adverse economic effects of indeterminate duration and severity are possible. The resulting adverse impact on the value of an investment in the Fund could be significant and prolonged. Other public health emergencies that may arise in the future could have similar or other unforeseen effects.

•	foreign investing risk: the risk that Fund share prices will fluctuate with market conditions, currency exchange rates and the economic and political climates of the foreign countries in which the Fund invests or has exposure. Investments in foreign securities may involve greater risks than investing in U.S. securities due to, among other factors, less publicly available information, less stringent and less uniform accounting, auditing and financial reporting standards, less liquid and more volatile markets, higher transaction and custody costs, additional taxes, less investor protection, delayed or less frequent settlement, political or social instability, civil unrest, acts of terrorism, regional economic volatility, and the imposition of sanctions, confiscations, trade restrictions (including tariffs) and other government restrictions by the United States and/or other governments.

•	foreign currency risk: the risk that foreign currencies will decline in value relative to the U.S. dollar and affect the Fund’s investments in foreign currencies, in securities that are denominated, trade, and/or receive revenues in foreign currencies, or in derivatives that provide exposure to foreign currencies.

•	developing market country risk: the risk of investing in developing market countries, which is substantial due to, among other factors, higher brokerage costs in certain countries; different accounting standards; thinner trading markets as compared to those in developed countries; less publicly available and reliable information about issuers as compared to developed markets; the possibility of currency transfer restrictions; and the risk of expropriation, nationalization or other adverse political, economic or social developments.

•	China investing risks: the risks of investing in companies located or operating in China, including Hong Kong, such as nationalization, expropriation, or confiscation of property; difficulty in obtaining and/or enforcing judgments;

alteration or discontinuation of economic reforms; military conflicts; inflation, currency fluctuations and fluctuations in inflation and interest rates that may have negative effects on the economy and securities markets of China; and China’s dependency on the economies of other Asian countries, many of which are developing countries. Health events, such as the recent coronavirus outbreak, may cause uncertainty and volatility in the Chinese economy. Certain securities issued by companies located or operating in China are subject to trading restrictions, quota limitations, and clearing and settlement risks. Significant portions of the Chinese securities markets may become rapidly illiquid, as Chinese issuers have the ability to suspend the trading of their equity securities, or as a result of adverse economic, market or political events, or adverse investor perceptions, whether or not accurate.

•	Taiwan investing risks: the risks of investing in companies located or operating in Taiwan. The political reunification of China and Taiwan, over which China continues to claim sovereignty, is a highly complex issue and is unlikely to be settled in the near future. Political or economic disturbances may have an adverse impact on the values of investments in either China or Taiwan, or make investments in China and Taiwan impractical or impossible. Any escalation of hostility between China and/or Taiwan would likely have a significant adverse impact on the value of investments in both countries and the region.

•	South Korea investing risks: the risks of investing in companies located or operating in South Korea, including those related to political, economic and social instability in South Korea and the potential for increased militarization in North Korea. Securities trading on South Korean securities markets are concentrated in a relatively small number of issuers, which results in potentially fewer investment opportunities for the Fund. South Korea’s financial sector has shown certain signs of systemic weakness and illiquidity, which, if exacerbated, could prove to be a material risk for investments in South Korea. South Korea is dependent on foreign sources for its energy needs. A significant increase in energy prices could have an adverse impact on South Korea’s economy. The South Korean government has historically exercised and continues to exercise substantial influence over many aspects of the private sector.

•	price volatility risk: the risk that the value of the Fund’s investment portfolio will change as the prices of its investments go up or down.

•	issuer risk: the risk that the value of a security may decline for reasons directly related to the issuer such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

•	liquidity risk: the risk that lack of a ready market or restrictions on resale may limit the ability of the Fund to sell a security at an advantageous time or price. The liquidity of the Fund’s assets may change over time.

•	frequent trading risk: the risk that frequent trading will lead to increased portfolio turnover and higher transaction costs, which may reduce the Fund’s performance and may cause higher levels of current tax liability to shareholders in the Fund.

•	valuation risk: the risk that the portfolio instruments may be sold at prices different from the values established by the Fund, particularly for investments that trade in low volume, in volatile markets or over the counter or that are fair valued.

•	derivatives risk: the risk of investing in derivative instruments, which includes liquidity, interest rate, market, credit and management risks as well as risks related to mispricing or improper valuation. Changes in the value of a derivative may not correlate perfectly with the underlying asset, reference rate or index, and the Fund could lose more than the principal amount invested. These investments can create investment leverage and may create additional risks that may subject the Fund to greater volatility and less liquidity than investments in more traditional securities.

•	leverage risk: the risk that leverage may result from certain transactions, including the use of derivatives and borrowing. This may impair the Fund’s liquidity, cause it to liquidate positions at an unfavorable time, increase its volatility or otherwise cause it not to achieve its intended result. To the extent required by applicable law or regulation, the Fund will reduce leverage risk by either segregating an equal amount of liquid assets or “covering” the transactions that introduce such risk.

•	counterparty risk: the risk that the other party to a contract, such as a derivatives contract, will not fulfill its contractual obligations.

•	information technology sector risk: the risk that the Fund may be susceptible to the impact of market, economic, regulatory, and other factors affecting the information technology sector and that the value of the Fund may fluctuate more widely than it would for a fund that invests more broadly across varying sectors. Companies in the information technology sector may be affected by the overall economic conditions as well as by factors particular to the information technology sector, including intense competition, short product cycle, rapid product obsolescence, possible loss or impairment of intellectual property rights, and changes in government regulations.

•	portfolio management risk: the risk that an investment strategy may fail to produce the intended results.

•	securities selection risk: the risk that the securities held by the Fund may underperform those held by other funds investing in the same asset class or benchmarks that are representative of the asset class because of the portfolio managers’ choice of securities.

•	ETF risk: the risk that the value of the Fund’s investments will fluctuate in response to the performance of the ETFs owned by the Fund. The lack of liquidity in an ETF could result in its value being more volatile than its portfolio securities, and an ETF’s performance may not match the performance of a particular market segment or index it seeks to track. In addition, the Fund’s shareholders will indirectly bear a proportionate share of an ETF’s expenses, in addition to paying the Fund’s expenses.

•	ETN risk: the risk that the value of the Fund’s investments will fluctuate in response to the performance of the ETNs owned by the Fund. An ETN is subject to possible sudden and unpredictable changes in value, the risk of default by the issuer, the risk of downgrade of the issuer’s credit rating, and liquidity risk. The Fund’s shareholders will indirectly bear a proportionate share of an ETN’s expenses, in addition to paying the Fund’s expenses.

•	REIT risk: the risk that the value of the Fund’s investments in REITs may be negatively impacted by factors generally affecting the value of real estate and the earnings of companies engaged in the real estate industry as well as factors that specifically relate to the structure and operations of REITs, including heavy cash flow dependency, self-liquidation and the possibility of failing to qualify for tax‑free “pass-through” of income under the federal tax law.

•	mid‑capitalization company risk: the risk that mid‑capitalization companies may have more volatile stock performance than large-capitalization companies and are more likely to experience business failures, which may increase the risk of loss to the Fund.

•	small-capitalization company risk: the risk that small-capitalization companies may have more volatile stock performance than larger companies and are more susceptible to adverse business and economic developments and adverse effects due to the loss of personnel, which may increase the risk of loss to the Fund.

Please see “Principal Risks of the Funds” for a more detailed description of the risks of investing in the Fund.
Your investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency entity or person.
Investment Results
The bar chart below shows how the Fund’s investment results from the past calendar year and the table below shows how the Fund’s average annual total returns for various periods compare with a broad measure of market performance. This information provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. The bar chart shows performance of the Fund’s Class I shares. Class N performance may be lower than Class I performance because of the potentially lower expenses paid by Class I shares. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s investment results can be obtained by visiting www.TCW.com.
Calendar Year Total Returns
For Class I Shares

Highest/Lowest quarterly results during this period were:

Highest	21.29%	(quarter ended 6/30/2020)
Lowest	-21.37%	(quarter ended 3/31/2020)
Average Annual Total Returns
(For the period ended December 31, 2021)

Share Class	1 Year	5 Years	Since Inception (6/30/2015)
I – Before taxes	-0.24%	9.45%	5.01%
- After taxes on distributions	-2.12%	9.03%	4.69%
- After taxes on distributions and sale of fund shares	0.60%	7.48%	3.95%
N – Before taxes	-0.39%	9.41%	4.98%
MSCI Total Return Emerging Markets Index (Net) (reflects no deduction for fees, expenses or taxes)[1]	-2.54%	9.87%	6.11%

[1]
The MSCI Total Return Emerging Markets Index (Net) is a free float-adjusted market capitalization-weighted index that is designed to measure the performance of large- and mid‑cap securities in emerging markets.

After‑tax returns are calculated using the highest individual federal income tax rates in effect each year and do not reflect the impact of state and local taxes. Your actual after‑tax returns depend on your individual tax situation and likely will differ from the results shown above, and after‑tax returns shown are not relevant if you hold your Fund shares through a tax‑deferred arrangement, such as a 401(k) plan or individual retirement account (IRA). After‑tax returns are shown for only one class of shares, and after‑tax returns for the other class of shares will vary.
Investment Advisor
TCW Investment Management Company LLC is the investment advisor to the Fund.

Portfolio Manager
The portfolio manager for the Fund is:

Name	Experience with the Fund	Primary Title with Investment Advisor
Andrey Glukhov, CFA	6 years (Since inception of the Fund)	Managing Director
Other Important Information Regarding Fund Shares
For more information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the “Summary of Other Important Information Regarding Fund Shares” at page 89 of this Prospectus.

TCW Emerging Markets Income Fund

Investment Objective
The Fund’s investment objective is to seek high total return from current income and capital appreciation.
Fees and Expenses of the Fund
This table describes the fees and expenses you may pay if you buy, hold and sell shares of the Fund. You may pay additional fees or commissions to broker-dealers or other financial intermediaries for the purchase of Class I or Plan Class shares of the Fund, which are not reflected in the table below.
Shareholder Fees (Fees paid directly from your investment)
None.
Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)

	Share Classes

	I	N	Plan
Management Fees	0.75%	0.75%	0.75%
Distribution and/or Service (12b‑1) Fees	None	0.25%	None
Other Expenses	0.10%	0.13%	0.05%
Total Annual Fund Operating Expenses	0.85%	1.13%	0.80%
Fee Waiver and/or Expense Reimbursement[1]	None	0.18%	0.03%
Total Annual Operating Expenses After Fee Waiver and/or Expense Reimbursement[1]	0.85%	0.95%	0.77%

[1]
The Fund’s investment advisor has agreed to waive fees and/or reimburse expenses to limit the Fund’s total annual operating expenses (excluding interest, brokerage, extraordinary expenses and acquired fund fees and expenses, if any) to 0.85% of average daily net assets with respect to Class I shares, 0.95% of average daily net assets with respect to Class N shares and 0.77% of average daily net assets with respect to Class P shares. This contractual fee waiver/expense reimbursement will remain in place through March 1, 2023 and before that date, the investment advisor may not terminate this arrangement without approval of the Board of Directors. At the conclusion of this period, the Fund’s investment advisor may, in its sole discretion, terminate the contractual fee waiver/expense reimbursement or, with the Board of Directors’ approval, extend or modify that arrangement.

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The cost of investing in the Fund reflects the net expenses of the Fund that result from the contractual expense limitation in the first year only. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Share Classes	1 Year	3 Years	5 Years	10 Years
I	$87	$271	$471	$1,049
N	$97	$341	$605	$1,359
Plan	$79	$252	$441	$987
Portfolio Turnover
The Fund pays transaction costs when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 150.31% of the average value of its portfolio.
Principal Investment Strategies
Under normal circumstances, the Fund invests at least 80% of the value of its net assets, plus any borrowings for investment purposes, in debt securities issued or guaranteed by companies, financial institutions and government entities in Emerging Market Countries (as defined in the paragraph below). If the Fund changes this investment policy, it will notify shareholders in writing at least 60 days in advance of the change. The Fund may invest in high yield or below investment grade bonds (commonly known as “junk bonds”), which are bonds rated below BBB by S&P Global Ratings or below Baa by Moody’s Investors Service, Inc., or, if unrated, bonds deemed by the Fund’s investment advisor to be of comparable quality. The Fund generally invests in at least four Emerging Market Countries.
An “Emerging Market Country” means any of the countries in the J.P. Morgan Emerging Market Bond Index (EMBI) Global Diversified, the J.P. Morgan Corporate Emerging Market Bond Index (CEMBI) Broad Diversified, the J.P. Morgan Government Bond Index-Emerging Markets (GBI‑EM), the MSCI Total Return Emerging Markets Index (Net) and the MSCI

Frontier Markets Index. Emerging Markets corporate debt includes the debt of companies in each of these indices and debt of companies in the countries that are in each of these indices.
The Fund may invest in distressed or defaulted corporate securities where the portfolio managers believe the restructured enterprise valuations or liquidation valuations may significantly exceed current market values. In addition, the Fund may invest in distressed or defaulted sovereign investments where the portfolio managers believe the expected debt sustainability of the country exceeds current market valuations. The Fund may invest in derivative instruments, such as credit-linked notes, structured investments, options, futures, options on futures (including those related to options, securities, foreign currencies, indexes and interest rates), forward contracts, swaps (including interest rate and credit default swaps) and options on swaps, for investment management (e.g., as a substitute for investing directly in debt securities and currencies, to increase returns, to manage credit or interest rate risk, or to manage the effective maturity or duration of the Fund’s investment portfolio) or hedging purposes. The Fund also may make forward commitments in which the Fund agrees to buy or sell a security in the future at a price agreed upon today.
In allocating investments among various Emerging Market Countries, the portfolio managers attempt to analyze internal political, market and economic factors. These factors include, but are not limited to:

•	Public finances;

•	Monetary policy;

•	External accounts;

•	Financial markets;

•	Foreign investment regulations;

•	Exchange rate policy;

•	Labor conditions;

•	Political outlook;

•	Structural reform policy; and

•	ESG factors.
Portfolio securities and other instruments may be sold for a number of reasons, including when the portfolio managers believe that (i) an individual security or instrument has reached its sell target, (ii) there has been a deterioration in the credit fundamentals of an issuer, (iii) there are negative macroeconomic or geopolitical considerations that may affect an issuer, (iv) another security or instrument may offer a better investment opportunity, or (v) the portfolio should be rebalanced for diversification or portfolio weighting purposes.
Principal Risks
Since the Fund holds securities with fluctuating market prices, the value of the Fund’s shares will vary as its portfolio securities increase or decrease in value. Therefore, the value of your investment in the Fund could go down as well as up. You can lose money by investing in the Fund.
The principal risks affecting the Fund that can cause a decline in value are:

•	debt securities risk: the risk that the value of a debt security may increase or decrease as a result of various factors, including changes in interest rates, actual or perceived inability or unwillingness of issuers to make principal or interest payments, market fluctuations and illiquidity in the debt securities market.

•	market risk: the risk that returns from the securities in which the Fund invests may underperform returns from the general securities markets or other types of securities.

•	public health emergency risk: the risk that pandemics and other public health emergencies, including outbreaks of infectious diseases such as the current outbreak of the novel coronavirus (“COVID‑19”), can result, and in the case of COVID‑19 has resulted and may continue to result, in market volatility and disruption, and materially and adversely impact economic conditions in ways that cannot be predicted, all of which could result in substantial investment losses. The ultimate impact of COVID‑19, including new variants of the underlying virus, or other health emergencies on global economic conditions and businesses is impossible to predict accurately. Ongoing and potential additional material adverse economic effects of indeterminate duration and severity are possible. The resulting adverse impact on the value of an investment in the Fund could be significant and prolonged. Other public health emergencies that may arise in the future could have similar or other unforeseen effects.

•	interest rate risk: the risk that debt securities will decline in value because of changes in interest rates.

•	credit risk: the risk that an issuer will default in the payment of principal and/or interest on a security.

•
foreign investing risk: the risk that Fund share prices will fluctuate with market conditions, currency exchange rates and the economic and political climates of the foreign countries in which the Fund invests or has exposure.

Investments in foreign securities may involve greater risks than investing in U.S. securities due to, among other factors, less publicly available information, less stringent and less uniform accounting, auditing and financial reporting standards, less liquid and more volatile markets, higher transaction and custody costs, additional taxes, less investor protection, delayed or less frequent settlement, political or social instability, civil unrest, acts of terrorism, regional economic volatility, and the imposition of sanctions, confiscations, trade restrictions (including tariffs) and other government restrictions by the United States and/or other governments.

•	foreign currency risk: the risk that foreign currencies will decline in value relative to the U.S. dollar and affect the Fund’s investments in foreign currencies, in securities that are denominated, trade, and/or receive revenues in foreign currencies, or in derivatives that provide exposure to foreign currencies.

•	emerging market country risk: the risk of investing in emerging market countries, which is substantial due to, among other factors, different accounting standards; thinner trading markets as compared to those in developed countries; less publicly available and reliable information about issuers as compared to developed markets; the possibility of currency transfer restrictions; and the risk of expropriation, nationalization or other adverse political, economic or social developments.

•	oil & gas sector risk: the risk that the Fund may be susceptible to the impact of market, economic, regulatory, and other factors affecting the oil and gas sector and that the value of the Fund may fluctuate more widely than it would for a fund that invests more broadly across varying sectors. Companies in the oil and gas industry are affected by worldwide energy prices and exploration and production costs. Companies in the oil and gas industry may have significant operations in areas at risk for natural disasters, social and political unrest, and environmental damage. These companies may also be at risk for increased government regulation and intervention, litigation, and negative publicity and public perception.

•	price volatility risk: the risk that the value of the Fund’s investment portfolio will change as the prices of its investments go up or down.

•	non‑U.S. sovereign debt risk: the risk that investments in debt obligations of non‑U.S. sovereign governments may lose value due to the government entity’s unwillingness or inability to repay principal and interest when due in accordance with the terms of the debt obligation or otherwise in a timely manner. The Fund may have limited (or

no) recourse in the event of a default because bankruptcy, moratorium and other similar laws applicable to issuers of sovereign debt obligations may be substantially different from those applicable to private issuers and any recourse may be subject to the political climate in the relevant country.

•	junk bond risk: the risk that junk bonds have a higher degree of default risk and may be less liquid and subject to greater price volatility than investment grade bonds.

•	distressed and defaulted securities risk: the risk that the repayment of defaulted securities and obligations of distressed issuers is subject to significant uncertainties.

•	issuer risk: the risk that the value of a security may decline for reasons directly related to the issuer such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

•	liquidity risk: the risk that lack of a ready market or restrictions on resale may limit the ability of the Fund to sell a security at an advantageous time or price. In addition, the Fund, by itself or together with other accounts managed by the investment advisor, may hold a position in a security that is large relative to the typical trading volume for that security, which can make it difficult for the Fund to dispose of the position at an advantageous time or price. Over recent years, the fixed-income markets have grown more than the ability of dealers to make markets, which can further constrain liquidity and increase the volatility of portfolio valuations. High levels of redemptions in bond funds in response to market conditions could cause greater losses as a result. Regulations such as the Volcker Rule or future regulations may further constrain the ability of market participants to create liquidity, particularly in times of increased market volatility. The liquidity of the Fund’s assets may change over time.

•	frequent trading risk: the risk that frequent trading will lead to increased portfolio turnover and higher transaction costs, which may reduce the Fund’s performance and may cause higher levels of current tax liability to shareholders in the Fund.

•	valuation risk: the risk that the portfolio instruments may be sold at prices different from the values established by the Fund, particularly for investments that trade in low volume, in volatile markets or over the counter or that are fair valued.

•
derivatives risk: the risk of investing in derivative instruments, which includes liquidity, interest rate, market, credit and management risks as well as risks related to mispricing or improper valuation. Changes in the value of a derivative may not correlate perfectly with the underlying asset, reference rate or index, and the Fund could lose more than the principal amount invested. These investments can create investment leverage and may create additional risks that may subject the Fund to greater volatility and less liquidity than investments in more traditional securities.

•	leverage risk: the risk that leverage may result from certain transactions, including the use of derivatives and borrowing. This may impair the Fund’s liquidity, cause it to liquidate positions at an unfavorable time, increase its volatility or otherwise cause it not to achieve its intended result. To the extent required by applicable law or regulation, the Fund will reduce leverage risk by either segregating an equal amount of liquid assets or “covering” the transactions that introduce such risk.

•	counterparty risk: the risk that the other party to a contract, such as a derivatives contract, will not fulfill its contractual obligations.

•	portfolio management risk: the risk that an investment strategy may fail to produce the intended results.

•	securities selection risk: the risk that the securities held by the Fund may underperform those held by other funds investing in the same asset class or benchmarks that are representative of the asset class because of the portfolio managers’ choice of securities.
Please see “Principal Risks of the Funds” for a more detailed description of the risks of investing in the Fund.
Your investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency entity or person.
Investment Results
The bar chart below shows how the Fund’s investment results have varied from year to year and the table below shows how the Fund’s average annual total returns for various periods compare with a broad measure of market performance. This information provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. The bar chart shows performance of the Fund’s Class I shares. Class N performance may be lower than Class I and Plan Class performance because of the potentially lower expenses paid by Class I and Plan Class shares. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s investment results can be obtained by visiting www.TCW.com.
Calendar Year Total Returns
For Class I Shares

Highest/Lowest quarterly results during this period were:

Highest	16.14%	(quarter ended 6/30/2020)
Lowest	-19.23%	(quarter ended 3/31/2020)
Average Annual Total Returns
(For the period ended December 31, 2021)

Share Class	1 Year	5 Years	10 Years	Since Inception
I – Before taxes (Inception: 9/1/1996)[1]	-5.07%	3.86%	4.71%	8.38%
- After taxes on distributions	-6.78%	1.85%	2.52%	5.31%
- After taxes on distributions and sale of fund shares	-2.98%	2.09%	2.67%	5.34%
N – Before taxes (Inception: 3/1/2004)	-5.08%	3.69%	4.48%	6.79%
Plan – Before taxes (Inception: 2/28/2020)	-0.89%	N/A	N/A	0.07%
J.P. Morgan EMBI Global Diversified (reflects no deduction for fees, expenses or taxes)[2]	-1.80%	4.65%	5.28%	8.49%

[1]
Performance data includes the performance of the predecessor entity for periods before the Fund’s registration became effective. The predecessor entity was not registered under the 1940 Act, and therefore, was not subject to certain investment restrictions that are imposed by the 1940 Act. If the predecessor entity had been registered under the 1940 Act, the predecessor entity’s performance may have been lower.

[2]
The J.P. Morgan EMBI Global Diversified is a market capitalization-weighted total return index of U.S. dollar-denominated Brady bonds, Eurobonds, traded loans issued by emerging market sovereign and quasi-sovereign entities.

After‑tax returns are calculated using the highest individual federal income tax rates in effect each year and do not reflect the impact of state and local taxes. Your actual after‑tax returns depend on your individual tax situation and likely will differ from the results shown above, and after‑tax returns shown are not relevant if you hold your Fund shares through a tax‑deferred arrangement, such as a 401(k) plan or individual retirement account (IRA). After‑tax returns are shown for only one class of shares, and after‑tax returns for the other classes of shares will vary.
Investment Advisor
TCW Investment Management Company LLC is the investment advisor to the Fund.
Portfolio Managers
The portfolio managers for the Fund are:

Name	Experience with the Fund	Primary Title with Investment Advisor
Penelope D. Foley	12 years	Group Managing Director

David I. Robbins	12 years	Group Managing Director

Alex Stanojevic	4 years	Group Managing Director

Javier Segovia (Co‑Manager)	12 years	Managing Director
Other Important Information Regarding Fund Shares
For more information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the “Summary of Other Important Information Regarding Fund Shares” at page 89 of this Prospectus.

TCW Emerging Markets Local Currency Income Fund

Investment Objective
The Fund’s investment objective is to seek to provide high total return from current income and capital appreciation, through investment in debt securities denominated in the local currencies of various Emerging Market Countries.
Fees and Expenses of the Fund
This table describes the fees and expenses you may pay if you buy, hold and sell shares of the Fund. You may pay additional fees or commissions to broker-dealers or other financial intermediaries for the purchase of Class I shares of the Fund, which are not reflected in the table below.
Shareholder Fees (Fees paid directly from your investment)
None.
Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)

	Share Classes

	I	N
Management Fees	0.75%	0.75%
Distribution and/or Service (12b‑1) Fees	None	0.25%
Other Expenses	0.21%	0.32%
Total Annual Fund Operating Expenses	0.96%	1.32%
Fee Waiver and/or Expense Reimbursement[1]	0.11%	0.42%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement[1]	0.85%	0.90%

[1]
The Fund’s investment advisor has agreed to waive fees and/or reimburse expenses to limit the Fund’s total annual operating expenses (excluding interest, brokerage, extraordinary expenses and acquired fund fees and expenses, if any) to 0.85% of average daily net assets with respect to Class I shares and 0.90% of average daily net assets with respect to Class N shares. This contractual fee waiver/expense reimbursement will remain in place through March 1, 2023 and before that date, the investment advisor may not terminate this arrangement without approval of the Board of Directors. At the conclusion of this period, the Fund’s investment advisor may, in its sole discretion, terminate the contractual fee waiver/expense reimbursement or, with the Board of Directors’ approval, extend or modify that arrangement.

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
This example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has 5% return each year and that the Fund’s operating expenses remain the same. The cost of investing in the Fund reflects the net expenses of the Fund that result from the contractual expense limitation in the first year only. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Share Classes	1 Year	3 Years	5 Years	10 Years
I	$87	$295	$520	$1,168
N	$92	$377	$683	$1,554
Portfolio Turnover
The Fund pays transaction costs when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 117.18% of the average value of its portfolio.
Principal Investment Strategies
Under normal circumstances, the Fund invests at least 80% of the value of its net assets, plus any borrowings for investment purposes, in debt securities issued or guaranteed by non‑financial companies, financial institutions and government entities in Emerging Market Countries (as defined in the paragraph below) denominated in the local currencies of an issuer, and in derivative instruments that provide investment exposure to such securities. If the Fund changes this investment policy, it will notify shareholders in writing at least 60 days in advance of the change. The Fund may invest in high yield or below investment grade bonds (commonly known as “junk bonds”), which are bonds rated below BBB by S&P Global Ratings or below Baa by Moody’s Investors Service, Inc., or, if unrated, bonds deemed by the Fund’s investment advisor to be of comparable quality.
An “Emerging Market Country” means any of the countries in the J.P. Morgan Emerging Market Bond Index (EMBI) Global Diversified, the J.P. Morgan Corporate Emerging Market Bond Index (CEMBI) Broad Diversified, the J.P. Morgan Government Bond Index-Emerging Markets (GBI‑EM), the MSCI Total Return Emerging Markets Index (Net) and the MSCI Frontier Markets Index. Emerging Markets corporate debt includes the debt of companies in each of these indices and debt of companies in the countries that are in each of these indices.

The Fund may invest in distressed or defaulted securities where the portfolio managers believe the restructured enterprise valuations or liquidation valuations may significantly exceed current market values. The Fund may invest in derivative instruments, such as credit-linked notes, structured investments, options, futures, options on futures (including those related to options, securities, foreign currencies, indexes and interest rates), forward contracts, swaps (including interest rate and credit default swaps) and options on swaps, for investment management (e.g., as a substitute for investing directly in debt securities and currencies, to increase returns, to manage credit or interest rate risk, or to manage the effective maturity or duration of the Fund’s investment portfolio) or hedging purposes. The Fund also may make forward commitments in which the Fund agrees to buy or sell a security in the future at a price agreed upon today. The Fund is non‑diversified, which means that it may invest its assets in a smaller number of issuers than a diversified fund.
In allocating investments among various Emerging Market Countries, the portfolio managers attempt to analyze internal political, market and economic factors. These factors include, but are not limited to:

•	Public finances;

•	Monetary policy;

•	External accounts;

•	Financial markets;

•	Foreign investment regulations;

•	Exchange rate policy;

•	Labor conditions;

•	Political outlook;

•	Structural reform policy; and

•	ESG factors.
Portfolio securities and other instruments may be sold for a number of reasons, including when the portfolio managers believe that (i) an individual security or instrument has reached its sell target, (ii) there has been a deterioration in the credit fundamentals of an issuer, (iii) there are negative macroeconomic or geopolitical considerations that may affect an issuer, (iv) another security or instrument may offer a better investment opportunity, or (v) the portfolio should be rebalanced for diversification or portfolio weighting purposes.

Principal Risks
Since the Fund holds securities with fluctuating market prices, the value of the Fund’s shares will vary as its portfolio securities increase or decrease in value. Therefore, the value of your investment in the Fund could go down as well as up. You can lose money by investing in the Fund.
The principal risks affecting the Fund that can cause a decline in value are:

•	debt securities risk: the risk that the value of a debt security may increase or decrease as a result of various factors, including changes in interest rates, actual or perceived inability or unwillingness of issuers to make principal or interest payments, market fluctuations and illiquidity in the debt securities market.

•	market risk: the risk that returns from the securities in which the Fund invests may underperform returns from the general securities markets or other types of securities.

•	public health emergency risk: the risk that pandemics and other public health emergencies, including outbreaks of infectious diseases such as the current outbreak of the novel coronavirus (“COVID‑19”), can result, and in the case of COVID‑19 has resulted and may continue to result, in market volatility and disruption, and materially and adversely impact economic conditions in ways that cannot be predicted, all of which could result in substantial investment losses. The ultimate impact of COVID‑19, including new variants of the underlying virus, or other health emergencies on global economic conditions and businesses is impossible to predict accurately. Ongoing and potential additional material adverse economic effects of indeterminate duration and severity are possible. The resulting adverse impact on the value of an investment in the Fund could be significant and prolonged. Other public health emergencies that may arise in the future could have similar or other unforeseen effects.

•	interest rate risk: the risk that debt securities will decline in value because of changes in interest rates.

•	credit risk: the risk that an issuer will default in the payment of principal and/or interest on a security.

•
foreign investing risk: the risk that Fund share prices will fluctuate with market conditions, currency exchange rates and the economic and political climates of the foreign countries in which the Fund invests or has exposure. Investments in foreign securities may involve greater risks than investing in U.S. securities due to, among other factors, less publicly available information, less stringent and less uniform accounting, auditing and financial reporting standards, less liquid and more volatile markets, higher transaction and custody costs, additional taxes, less investor protection, delayed or less frequent settlement, political or social instability, civil unrest, acts of terrorism, regional economic volatility, and the imposition of sanctions, confiscations, trade restrictions (including tariffs) and other government restrictions by the United States and/or other governments.

•	foreign currency risk: the risk that foreign currencies will decline in value relative to the U.S. dollar and affect the Fund’s investments in foreign currencies, in securities that are denominated, trade, and/or receive revenues in foreign currencies, or in derivatives that provide exposure to foreign currencies.

•	emerging market country risk: the risk of investing in emerging market countries, which is substantial due to, among other factors, different accounting standards; thinner trading markets as compared to those in developed countries; less publicly available and reliable information about issuers as compared to developed markets; the possibility of currency transfer restrictions; and the risk of expropriation, nationalization or other adverse political, economic or social developments.

•	non‑U.S. sovereign debt risk: the risk that investments in debt obligations of non‑U.S. sovereign governments may lose value due to the government entity’s unwillingness or inability to repay principal and interest when due in accordance with the terms of the debt obligation or otherwise in a timely manner. The Fund may have limited (or no) recourse in the event of a default because bankruptcy, moratorium and other similar laws applicable to issuers of sovereign debt obligations may be substantially different from those applicable to private issuers and any recourse may be subject to the political climate in the relevant country.

•	price volatility risk: the risk that the value of the Fund’s investment portfolio will change as the prices of its investments go up or down.

•	derivatives risk: the risk of investing in derivative instruments, which includes liquidity, interest rate, market, credit and management risks as well as risks related to mispricing or improper valuation. Changes in the value of a derivative may not correlate perfectly with the underlying asset, reference rate or index, and the Fund could lose more than the principal amount invested. These investments can create investment leverage and may create additional risks that may subject the Fund to greater volatility and less liquidity than investments in more traditional securities.

•	leverage risk: the risk that leverage may result from certain transactions, including the use of derivatives and borrowing. This may impair the Fund’s liquidity, cause it to liquidate positions at an unfavorable time, increase its volatility or otherwise cause it not to achieve its intended result. To the extent required by applicable law or regulation, the Fund will reduce leverage risk by either segregating an equal amount of liquid assets or “covering” the transactions that introduce such risk.

•	counterparty risk: the risk that the other party to a contract, such as a derivatives contract, will not fulfill its contractual obligations.

•	junk bond risk: the risk that junk bonds have a higher degree of default risk and may be less liquid and subject to greater price volatility than investment grade bonds.

•	distressed and defaulted securities risk: the risk that the repayment of defaulted securities and obligations of distressed issuers is subject to significant uncertainties.

•	issuer risk: the risk that the value of a security may decline for reasons directly related to the issuer such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

•	liquidity risk: the risk that lack of a ready market or restrictions on resale may limit the ability of the Fund to sell a security at an advantageous time or price. In addition, the Fund, by itself or together with other accounts managed by the investment advisor, may hold a position in a security that is large relative to the typical trading volume for that security, which can make it difficult for the Fund to dispose of the position at an advantageous time or price. Over recent years, the fixed-income markets have grown more than the ability of dealers to make markets, which can further constrain liquidity and increase the volatility of portfolio valuations. High levels of redemptions in bond funds in response to market conditions could cause greater losses as a result. Regulations such as the Volcker Rule or future regulations may further constrain the ability of market participants to create liquidity, particularly in times of increased market volatility. The liquidity of the Fund’s assets may change over time.

•	frequent trading risk: the risk that frequent trading will lead to increased portfolio turnover and higher transaction costs, which may reduce the Fund’s performance and may cause higher levels of current tax liability to shareholders in the Fund.

•	non‑diversification risk: the risk that the Fund may be more susceptible to any single economic, political or regulatory event than a diversified fund because a higher percentage of the Fund’s assets may be invested in the securities of a limited number of issuers.

•	valuation risk: the risk that the portfolio instruments may be sold at prices different from the values established by the Fund, particularly for investments that trade in low volume, in volatile markets or over the counter or that are fair valued.

•	portfolio management risk: the risk that an investment strategy may fail to produce the intended results.

•	securities selection risk: the risk that the securities held by the Fund may underperform those held by other funds investing in the same asset class or benchmarks that are representative of the asset class because of the portfolio managers’ choice of securities.
Please see “Principal Risks of the Funds” for a more detailed description of the risks of investing in the Fund.
Your investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, entity or person.
Investment Results
The bar chart below shows how the Fund’s investment results have varied from year to year and the table below shows how the Fund’s average annual total returns for various periods compare with a broad measure of market performance. This information provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. The bar chart shows performance of the Fund’s Class I shares. Class N performance may be lower than Class I performance because of the potentially lower expenses paid by Class I shares. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s investment results can be obtained by visiting www.TCW.com.
Calendar Year Total Returns
For Class I Shares

Highest/Lowest quarterly results during this period were:

Highest	10.69%	(quarter ended 12/31/2020)
Lowest	-17.02%	(quarter ended 3/31/2020)
Average Annual Total Returns
(For the period ended December 31, 2021)

Share Class	1 Year	5 Years	10 Years
I – Before taxes	-9.31%	2.15%	0.86%
- After taxes on distributions	-10.56%	1.14%	0.29%
- After taxes on distributions and sale of fund shares	-5.37%	1.27%	0.45%
N – Before taxes	-9.38%	2.11%	0.82%
J.P. Morgan GBI‑EM Global Diversified (reflects no deduction for fees, expenses or taxes)[1]	-8.75%	2.82%	0.74%

[1]	The J.P. Morgan GBI‑EM Global Diversified is a comprehensive emerging markets debt index, and consists of liquid, fixed-rate, local currency government bonds.
After‑tax returns are calculated using the highest individual federal income tax rates in effect each year and do not reflect the impact of state and local taxes. Your actual after‑tax returns depend on your individual tax situation and likely will differ from the results shown above, and after‑tax returns shown are not relevant if you hold your Fund shares through a tax‑deferred arrangement, such as a 401(k) plan or individual retirement account (IRA). After‑tax returns are shown for only one class of shares, and after‑tax returns for the other class of shares will vary.

Investment Advisor
TCW Investment Management Company LLC is the investment advisor to the Fund.
Portfolio Managers
The portfolio managers for the Fund are:

Name	Experience with the Fund	Primary Title with Investment Advisor
Penelope D. Foley	11 years (Since inception of the Fund)	Group Managing Director

David I. Robbins	11 years (Since inception of the Fund)	Group Managing Director

Alex Stanojevic	4 years	Group Managing Director
Other Important Information Regarding Fund Shares
For more information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the “Summary of Other Important Information Regarding Fund Shares” at page 89 of this Prospectus.

TCW Emerging Markets Multi-Asset Opportunities Fund

Investment Objective
The Fund’s investment objective is to seek current income and long-term capital appreciation. This investment objective may be changed without shareholder approval.
Fees and Expenses of the Fund
This table describes the fees and expenses you may pay if you buy, hold and sell shares of the Fund. You may pay additional fees or commissions to broker-dealers or other financial intermediaries for the purchase of Class I shares of the Fund, which are not reflected in the table below.
Shareholder Fees (Fees paid directly from your investment)
None.
Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)

	Share Classes

	I	N
Management Fees	0.90%	0.90%
Distribution and/or Service (12b‑1) Fees	None	0.25%
Other Expenses	0.39%	0.68%
Total Annual Fund Operating Expenses	1.29%	1.83%
Fee Waiver and/or Expense Reimbursement[1]	0.29%	0.63%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement[1]	1.00%	1.20%

[1]
The Fund’s investment advisor has agreed to waive fees and/or reimburse expenses to limit the Fund’s total annual operating expenses (excluding interest, brokerage, extraordinary expenses and acquired fund fees and expenses, if any) to 1.00% of average daily net assets with respect to Class I shares and 1.20% of average daily net assets with respect to Class N shares. This contractual fee waiver/expense reimbursement will remain in place through March 1, 2023 and before that date, the investment advisor may not terminate this arrangement without approval of the Board of Directors. At the conclusion of this period, the Fund’s investment advisor may, in its sole discretion, terminate the contractual fee waiver/expense reimbursement or, with the Board of Directors’ approval, extend or modify that arrangement.

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
This example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The cost of investing in the Fund reflects the net expenses of the Fund that result from the contractual expense limitation in the first year only. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Share Classes	1 Year	3 Years	5 Years	10 Years
I	$102	$380	$680	$1,531
N	$122	$514	$932	$2,096
Portfolio Turnover
The Fund pays transaction costs when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 165.68% of the average value of its portfolio.
Principal Investment Strategies
Under normal circumstances, the Fund invests at least 80% of the value of its net assets, plus any borrowings for investment purposes, in debt and equity securities issued or guaranteed by companies, financial institutions and government entities in Emerging Market Countries (as defined below). If the Fund changes this investment policy, it will notify shareholders in writing at least 60 days in advance of such change. Equity securities include common and preferred stock; rights, warrants or options to purchase common or preferred stock; securities that may be converted into or exchanged for common or preferred stock, such as convertible preferred stock, convertible debt and Eurodollar convertible securities; equity securities of foreign companies listed on established exchanges, including NASDAQ; exchange-traded funds (“ETFs”); American Depository Receipts (ADRs); Global Depository Receipts (GDRs); and other securities with equity characteristics. The Fund may invest in high yield or below investment grade bonds (commonly known as “junk bonds”), which are bonds rated below BBB by S&P Global Ratings or below Baa by Moody’s Investors Service, Inc., or, if unrated, bonds deemed by the Fund’s investment advisor to be of comparable quality. The Fund may invest in fixed income securities of any maturity or duration.

The Fund may invest in other pooled investment vehicles, including registered investment companies (to the extent permitted by the Investment Company Act of 1940, as amended (the “1940 Act”)) and collective investments not subject to registration under the 1940 Act. The Fund may invest in ETFs and exchange-traded notes (“ETNs”).
An “Emerging Market Country” means any of the countries in the J.P. Morgan Emerging Market Bond Index (EMBI) Global Diversified, the J.P. Morgan Corporate Emerging Market Bond Index (CEMBI) Broad Diversified, the J.P. Morgan Government Bond Index-Emerging Markets (GBI‑EM), the MSCI Total Return Emerging Markets Index (Net) and the MSCI Frontier Markets Index. Emerging Markets corporate debt includes the debt of companies in each of these indices and debt of companies in the countries that are in each of these indices.
In allocating investments among various Emerging Market Countries, the portfolio managers attempt to analyze internal political, market and economic factors. These factors include, but are not limited to:

•	Public finances;

•	Monetary policy;

•	External accounts;

•	Financial markets;

•	Foreign investment regulations;

•	Exchange rate policy;

•	Labor conditions;

•	Political outlook;

•	Structural reform policy; and

•	ESG factors.
Certain countries require governmental approval prior to direct equity investments by foreign persons such as the Fund. If considered likely to help the Fund in achieving its investment objective, the Fund may seek authorization to effect direct equity investments in such countries from their respective governments.
The Fund may invest in foreign debt and equity securities that are not listed on a recognized securities exchange or publicly traded. The debt securities acquired by the Fund may be issued by foreign government or corporate entities and may be convertible securities or other securities that may have fixed or variable interest rates of any maturity. These securities may be denominated in U.S. dollars, local currencies or other foreign currencies. The relative percentages of debt and equity in the Fund’s portfolio fluctuate with the monetary, fiscal and exchange rate policies of various foreign countries and the portfolio managers’ view of the relative value of each segment of the market.
The Fund may also purchase assignments of or participations in loans made by financial institutions to emerging markets borrowers and invest in other funds, including funds affiliated with the Fund’s investment advisor or its affiliates that specialize in international investments.
The Fund may invest in distressed or defaulted corporate securities when the portfolio managers believe the restructured enterprise valuations or liquidation valuations of such securities may significantly exceed their current market values. In addition, the Fund may invest in distressed or defaulted sovereign investments when the portfolio managers believe the expected debt sustainability of the country issuing such investments exceeds current market valuations. The Fund may invest in derivative instruments, such as credit-linked notes, structured investments, options, futures, options on futures (including those related to options, securities, foreign currencies, indexes and interest rates), forward contracts, swaps (including interest rate and credit default swaps) and options on swaps, for investment (e.g., as a substitute for investing directly in specific securities or currencies, to increase returns, to manage credit or interest rate risk, or to manage the effective maturity or duration of the Fund’s investment portfolio) or hedging purposes. The Fund also may make forward commitments in which the Fund agrees to buy or sell a security in the future at a price agreed upon at the time of the commitment.
Portfolio securities and other instruments may be sold for a number of reasons, including when the portfolio managers believe that (i) an individual security or instrument has reached its sell target, (ii) there has been a deterioration in the underlying or credit fundamentals of an issuer, (iii) there are negative macroeconomic or geopolitical considerations that may affect an issuer, (iv) another security or instrument may offer a better investment opportunity, or (v) the portfolio should be rebalanced for diversification or portfolio weighting purposes.
Principal Risks
Since the Fund holds securities with fluctuating market prices, the value of the Fund’s shares will vary as its portfolio securities increase or decrease in value. Therefore, the value of your investment in the Fund could go down as well as up. You can lose money by investing in the Fund.
The principal risks affecting the Fund that can cause a decline in value are:

•	equity risk: the risk that stocks and other equity securities generally fluctuate in value more than bonds and may decline in value over short or extended periods as a result of changes in a company’s financial condition or in overall market, economic and political conditions.

•	debt securities risk: the risk that the value of a debt security may increase or decrease as a result of various factors, including changes in interest rates, actual or perceived inability or unwillingness of issuers to make principal or interest payments, market fluctuations and illiquidity in the debt securities market.

•	market risk: the risk that returns from the securities in which the Fund invests may underperform returns from the general securities markets or other types of securities.

•	public health emergency risk: the risk that pandemics and other public health emergencies, including outbreaks of infectious diseases such as the current outbreak of the novel coronavirus (“COVID‑19”), can result, and in the case of COVID‑19 has resulted and may continue to result, in market volatility and disruption, and materially and adversely impact economic conditions in ways that cannot be predicted, all of which could result in substantial investment losses. The ultimate impact of COVID‑19, including new variants of the underlying virus, or other health emergencies on global economic conditions and businesses is impossible to predict accurately. Ongoing and potential additional material adverse economic effects of indeterminate duration and severity are possible. The resulting adverse impact on the value of an investment in the Fund could be significant and prolonged. Other public health emergencies that may arise in the future could have similar or other unforeseen effects.

•	interest rate risk: the risk that debt securities will decline in value because of changes in interest rates.

•	credit risk: the risk that an issuer will default in the payment of principal and/or interest on a security.

•	foreign investing risk: the risk that Fund share prices will fluctuate with market conditions, currency exchange rates and the economic and political climates of the foreign countries in which the Fund invests or has exposure. Investments in foreign securities may involve greater risks than investing in U.S. securities due to, among other factors, less publicly available information, less stringent and less uniform accounting, auditing and financial reporting standards, less liquid and more volatile markets, higher transaction and custody costs, additional taxes, less investor protection, delayed or less frequent settlement, political or social instability, civil unrest, acts of terrorism, regional economic volatility, and the imposition of sanctions, confiscations, trade restrictions (including tariffs) and other government restrictions by the United States and/or other governments.

•	foreign currency risk: the risk that foreign currencies will decline in value relative to the U.S. dollar and affect the Fund’s investments in foreign currencies, in securities that are denominated, trade, and/or receive revenues in foreign currencies, or in derivatives that provide exposure to foreign currencies.

•	emerging market country risk: the risk of investing in emerging market countries, which is substantial due to, among other factors, different accounting standards; thinner trading markets as compared to those in developed countries; less publicly available and reliable information about issuers as compared to developed markets; the possibility of currency transfer restrictions; and the risk of expropriation, nationalization or other adverse political, economic or social developments.

•	China investing risks: the risks of investing in companies located or operating in China, including Hong Kong, such as nationalization, expropriation, or confiscation of property; difficulty in obtaining and/or enforcing judgments; alteration or discontinuation of economic reforms; military conflicts; inflation, currency fluctuations and fluctuations in inflation and interest rates that may have negative effects on the economy and securities markets of China; and China’s dependency on the economies of other Asian countries, many of which are developing countries. Health events, such as the recent coronavirus outbreak, may cause uncertainty and volatility in the Chinese economy. Certain securities issued by companies located or operating in China are subject to trading restrictions, quota limitations, and clearing and settlement risks. Significant portions of the Chinese securities markets may become rapidly illiquid, as Chinese issuers have the ability to suspend the trading of their equity securities, or as a result of adverse economic, market or political events, or adverse investor perceptions, whether or not accurate.

•
Taiwan investing risks: the risks of investing in companies located or operating in Taiwan. The political reunification of China and Taiwan, over which China continues to claim sovereignty, is a highly complex issue and is unlikely to be settled in the near future. Political or economic disturbances may have an adverse impact on the values of investments in either China or Taiwan, or make investments in China and Taiwan impractical or impossible. Any escalation of hostility between China and/or Taiwan would likely have a significant adverse impact on the value of investments in both countries and the region.

•	price volatility risk: the risk that the value of the Fund’s investment portfolio will change as the prices of its investments go up or down.

•	issuer risk: the risk that the value of a security may decline for reasons directly related to the issuer such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

•	liquidity risk: the risk that lack of a ready market or restrictions on resale may limit the ability of the Fund to sell a security at an advantageous time or price. In addition, the Fund, by itself or together with other accounts managed by the investment advisor, may hold a position in a security that is large relative to the typical trading volume for that security, which can make it difficult for the Fund to dispose of the position at an advantageous time or price. Over recent years, the fixed-income markets have grown more than the ability of dealers to make markets, which can further constrain liquidity and increase the volatility of portfolio valuations. High levels of redemptions in bond funds in response to market conditions could cause greater losses as a result. Regulations such as the Volcker Rule or future regulations may further constrain the ability of market participants to create liquidity, particularly in times of increased market volatility. The liquidity of the Fund’s assets may change over time.

•	frequent trading risk: the risk that frequent trading will lead to increased portfolio turnover and higher transaction costs, which may reduce the Fund’s performance and may cause higher levels of current tax liability to shareholders in the Fund.

•	valuation risk: the risk that the portfolio instruments may be sold at prices different from the values established by the Fund, particularly for investments that trade in low volume, in volatile markets or over the counter or that are fair valued.

•	non‑U.S. sovereign debt risk: the risk that investments in debt obligations of non‑U.S. sovereign governments may lose value due to the government entity’s unwillingness or inability to repay principal and interest when due in accordance with the terms of the debt obligation or otherwise in a timely manner. The Fund may have limited (or no) recourse in the event of a default because bankruptcy, moratorium and other similar laws applicable to issuers of sovereign debt obligations may be substantially different from those applicable to private issuers and any recourse may be subject to the political climate in the relevant country.

•	derivatives risk: the risk of investing in derivative instruments, which includes liquidity, interest rate, market, credit and management risks as well as risks related to mispricing or improper valuation. Changes in the value of a derivative may not correlate perfectly with the underlying asset, reference rate or index, and the Fund could lose more than the principal amount invested. These investments can create investment leverage and may create additional risks that may subject the Fund to greater volatility and less liquidity than investments in more traditional securities.

•	leverage risk: the risk that leverage may result from certain transactions, including the use of derivatives and borrowing. This may impair the Fund’s liquidity, cause it to liquidate positions at an unfavorable time, increase its volatility or otherwise cause it not to achieve its intended result. To the extent required by applicable law or regulation, I Fund will reduce leverage risk by either segregating an equal amount of liquid assets or “covering” the transactions that introduce such risk.

•	counterparty risk: the risk that the other party to a contract, such as a derivatives contract, will not fulfill its contractual obligations.

•	junk bond risk: the risk that junk bonds have a higher degree of default risk and may be less liquid and subject to greater price volatility than investment grade bonds.

•	distressed and defaulted securities risk: the risk that the repayment of defaulted securities and obligations of distressed issuers is subject to significant uncertainties.

•	portfolio management risk: the risk that an investment strategy may fail to produce the intended results.

•	securities selection risk: the risk that the securities held by the Fund may underperform those held by other funds investing in the same asset class or benchmarks that are representative of the asset class because of the portfolio managers’ choice of securities.

•
information technology sector risk: the risk that the Fund may be susceptible to the impact of market, economic, regulatory, and other factors affecting the information technology sector and that the value of the Fund may fluctuate more widely than it would for a fund that invests more broadly across varying sectors. Companies in the information technology sector may be affected by the overall economic conditions as well as by factors particular to the information technology sector, including intense competition, short product cycle, rapid product obsolescence, possible loss or impairment of intellectual property rights, and changes in government regulations.

•	mid‑capitalization company risk: the risk that mid‑capitalization companies may have more volatile stock performance than large-capitalization companies and are more likely to experience business failures, which may increase the risk of loss to the Fund.

•	small-capitalization company risk: the risk that small-capitalization companies may have more volatile stock performance than larger companies and are more susceptible to adverse business and economic developments and adverse effects due to the loss of personnel, which may increase the risk of loss to the Fund.
Please see “Principal Risks of the Funds” for a more detailed description of the risks of investing in the Fund.
Your investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency entity or person.
Investment Results
The bar chart below shows how the Fund’s investment results have varied from year to year and the table below shows how the Fund’s average annual total returns for various periods compare with a broad measure of market performance. This information provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. The bar chart shows performance of the Fund’s Class I shares. Class N performance may be lower than Class I performance because of the potentially lower expenses paid by Class I shares. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s investment results can be obtained by visiting www.TCW.com.
Calendar Year Total Returns
For Class I Shares

Highest/Lowest quarterly results during this period were:

Highest	19.45%	(quarter ended 6/30/2020)
Lowest	-21.21%	(quarter ended 3/31/2020)
Average Annual Total Returns
(For the period ended December 31, 2021)

Share Class	1 Year	5 Years	Since Inception (6/28/2013)
I – Before taxes	-2.46%	7.95%	5.18%
- After taxes on distributions	-4.12%	6.98%	4.25%
- After taxes on distributions and sale of fund shares	-1.12%	5.92%	3.73%
N – Before taxes	-2.63%	7.81%	5.05%
50% J.P. Morgan EMBI Global Diversified/50% MSCI Total Return Emerging Markets Index (Net) (reflects no deduction for fees, expenses or taxes)[1]	-2.05%	7.43%	5.63%

[1]
The J.P. Morgan EMBI Global Diversified is a market capitalization-weighted total return index of U.S. dollar-denominated Brady bonds, Eurobonds, traded loans issued by emerging market sovereign and quasi-sovereign entities. The MSCI Total Return Emerging Markets Index (Net) is a free float-adjusted market capitalization-weighted index that is designed to measure the performance of large- and mid‑cap securities in emerging markets.

After‑tax returns are calculated using the highest individual federal income tax rates in effect each year and do not reflect the impact of state and local taxes. Your actual after‑tax returns depend on your individual tax situation and likely will differ from the results shown above, and after‑tax returns shown are not relevant if you hold your Fund shares through a tax‑deferred arrangement, such as a 401(k) plan or individual retirement account (IRA). After‑tax returns are shown for only one class of shares, and after‑tax returns for the other class of shares will vary.
Investment Advisor
TCW Investment Management Company LLC is the investment advisor to the Fund.
Portfolio Managers
The portfolio managers for the Fund are:

Name	Experience with the Fund	Primary Title with Investment Advisor
Penelope D. Foley	8 years (Since inception of the Fund)	Group Managing Director

Andrey Glukhov, CFA	8 years (Since inception of the Fund)	Managing Director

David I. Robbins	8 years (Since inception of the Fund)	Group Managing Director

Alex Stanojevic	5 years (Since June 2017)	Group Managing Director
Other Important Information Regarding Fund Shares
For more information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the “Summary of Other Important Information Regarding Fund Shares” at page 89 of this Prospectus.

TCW Conservative Allocation Fund

Investment Objective
The Fund’s investment objective is to seek to provide current income and, secondarily, long-term capital appreciation. This investment objective may be changed without shareholder approval.
Fees and Expenses of the Fund
This table describes the fees and expenses you may pay if you buy, hold and sell shares of the Fund. You may pay additional fees or commissions to broker-dealers or other financial intermediaries for the purchase of Class I shares of the Fund, which are not reflected in the table below.
Shareholder Fees (Fees paid directly from your investment)
None.
Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)

	Share Classes

	I	N
Management Fees	None	None
Distribution and/or Service (12b‑1) Fees	None	0.25%
Other Expenses	0.44%	3.48%
Acquired Fund Fees and Expenses (Underlying Fund Fees and Expenses)	0.64%	0.64%
Total Annual Fund Operating Expenses[1]	1.08%	4.37%
Fee Waiver and/or Expense Reimbursement[2]	None	2.88%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement[1,2]	1.08%	1.49%

[1]
The “Total Annual Fund Operating Expenses” and “Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement” do not correlate to the corresponding ratios included in the Fund’s Financial Highlights for each class of shares because those ratios do not reflect indirect expenses, such as “Acquired Fund Fees and Expenses.”

[2]
The Fund’s investment advisor has agreed to waive fees and/or reimburse expenses to limit the Fund’s total annual operating expenses (excluding interest, brokerage, extraordinary expenses and acquired fund fees and expenses, if any) to 0.85% of average daily net assets with respect to both Class I and Class N shares. This contractual fee waiver/expense reimbursement will remain in place through March 1, 2023 and before that date, the investment advisor may not terminate this arrangement without approval of the Board of Directors. At the conclusion of this period, the Fund’s investment advisor may, in its sole discretion, terminate the contractual fee waiver/expense reimbursement or, with the Board of Directors’ approval, extend or modify that arrangement.

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
This example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The cost of investing in the Fund reflects the net expenses of the Fund that result from the contractual expense limitation in the first year only. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Share Classes	1 Year	3 Years	5 Years	10 Years
I	$110	$343	$595	$1,317
N	$152	$1,062	$1,984	$4,340
Portfolio Turnover
The Fund pays transaction costs when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 26.34% of the average value of its portfolio.
Principal Investment Strategies
Under normal circumstances, the Fund invests in a combination of (i) fixed income funds, and (ii) equity funds that utilize diverse investment styles, such as growth and/or value investing. The Fund’s emphasis on diversification is intended to temper volatility by lessening the effect of any one investment style. The Fund seeks to achieve this by investing in a combination of other funds — the “Underlying Funds” — through the implementation of a strategic asset allocation strategy. The Underlying Funds consist of the other series of TCW Funds, Inc., series of Metropolitan West Funds, and various unaffiliated funds. Metropolitan West Asset Management, LLC, investment advisor to the Metropolitan West Funds, and TCW Investment Management Company LLC, the Fund’s investment advisor (the “Advisor”), are affiliated wholly-owned subsidiaries of the TCW Group, Inc.

The Fund invests in the Underlying Funds at levels that are determined by the Advisor’s four-step process, whereby the Advisor preliminarily ranks the Underlying Funds, constructs a portfolio model, determines allocations and conducts analyses of the portfolio.
The equity Underlying Funds invest principally in equity securities of large-capitalization companies, including common and preferred stock; rights, warrants or options to purchase common or preferred stock; securities that may be converted into or exchanged for common or preferred stock, such as convertible preferred stock, convertible debt and Eurodollar convertible securities; equity securities of foreign companies listed on established exchanges, including NASDAQ; American Depository Receipts (ADRs); and other securities with equity characteristics. The Fund invests between 20% and 60% of its net assets in equity Underlying Funds, some of which may invest in international equity exchange-traded funds (“ETFs”). ETFs are typically open‑end investment companies whose shares are listed for trading on a national securities exchange.
The fixed income Underlying Funds invest principally in fixed income securities, including securities issued or guaranteed by the United States government or its agencies, instrumentalities or sponsored corporations; corporate obligations (including convertible securities); mortgage-backed and asset-backed securities (which may be privately issued); local currency- or U.S. dollar-denominated foreign debt securities (government and corporate); money market instruments; and other securities bearing fixed or variable interest rates of any maturity. The fixed income Underlying Funds may invest in below investment grade bonds (commonly known as “junk bonds”), which are bonds rated below BBB by Fitch Ratings, Inc., below BBB by S&P Global Ratings and below Baa by Moody’s Investors Service, Inc., or, if unrated, bonds deemed by the investment advisor to be of comparable quality The fixed income Underlying funds may also invest in derivatives. The Fund invests between 40% and 80% of its net assets in fixed income Underlying Funds.
The Fund is a “fund of funds.” The Fund is subject to the risks associated with each of the Underlying Funds. Additionally, the operating expenses incurred by each Underlying Fund are borne indirectly by shareholders of the Fund because the Fund not only directly bears its annual operating expenses but also indirectly bears the annual operating expenses of each of the Underlying Funds in proportion to its allocation. Each of the affiliated Underlying Funds pays a management fee to the Advisor or its affiliate and the management fees differ among the Underlying Funds. This may create a conflict of interest when the Advisor selects Underlying Funds for investment by the Fund.
The portfolio managers determine and monitor the combination and allocation to the Underlying Funds they believe will help the Fund to achieve its investment goal. While there is no cap on investing in any one Underlying Fund, the Fund, under normal market conditions, adheres to the asset class limitations described above. Asset allocations may differ from the targeted range due to the market fluctuations and other factors. After the initial allocation, the portfolio managers determine when the Fund’s allocations to the Underlying Funds should be rebalanced to maintain the targeted allocations. The target allocation ranges may be modified due to a market action or a portfolio manager recommendation without advance notice to shareholders.
Principal Risks
Since the Fund holds securities with fluctuating market prices, the value of the Fund’s shares will vary as its portfolio securities increase or decrease in value. Therefore, the value of your investment in the Fund could go down as well as up. You can lose money by investing in the Fund.
The principal risks affecting the Fund that can cause a decline in value are (based on the risks of the Underlying Funds; references to investments and risks of the Fund should be understood as references to the investments and risks of the applicable Underlying Funds):

•	Underlying Fund risk: the risk associated with the securities and other investments held by the Underlying Funds, which is closely related to the risk of investing in the Fund.

•	Underlying Fund allocation risk: the risk that the Advisor will make less than optimal or poor asset allocation decisions on selecting the appropriate mix of the Underlying Funds.

•	equity risk: the risk that stocks and other equity securities generally fluctuate in value more than bonds and may decline in value over short or extended periods as a result of changes in a company’s financial condition or in overall market, economic and political conditions.

•	debt securities risk: the risk that the value of a debt security may increase or decrease as a result of various factors, including changes in interest rates, actual or perceived inability or unwillingness of issuers to make principal or interest payments, market fluctuations and illiquidity in the debt securities market.

•	market risk: the risk that returns from the securities in which the Fund invests may underperform returns from the general securities markets or other types of securities.

•	public health emergency risk: the risk that pandemics and other public health emergencies, including outbreaks of infectious diseases such as the current outbreak of the novel coronavirus (“COVID‑19”), can result, and in the case of COVID‑19 has resulted and may continue to result, in market volatility and disruption, and materially and adversely impact economic conditions in ways that cannot be predicted, all of which could result in substantial investment losses. The ultimate impact of COVID‑19, including new variants of the underlying virus, or other health emergencies on global economic conditions and businesses is impossible to predict accurately. Ongoing and potential additional material adverse economic effects of indeterminate duration and severity are possible. The resulting adverse impact on the value of an investment in the Fund could be significant and prolonged. Other public health emergencies that may arise in the future could have similar or other unforeseen effects.

•	interest rate risk: the risk that debt securities will decline in value because of changes in interest rates.

•	credit risk: the risk that an issuer will default in the payment of principal and/or interest on a security.

•	price volatility risk: the risk that the value of the Fund’s investment portfolio will change as the prices of its investments go up or down.

•	issuer risk: the risk that the value of a security may decline for reasons directly related to the issuer such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

•	liquidity risk: the risk that lack of a ready market or restrictions on resale may limit the ability of the Fund to sell a security at an advantageous time or price. In addition, the Fund, by itself or together with other accounts managed by the investment advisor, may hold a position in a security that is large relative to the typical trading volume for that security, which can make it difficult for the Fund to dispose of the position at an advantageous time or price. Over recent years, the fixed-income markets have grown more than the ability of dealers to make markets, which can further constrain liquidity and increase the volatility of portfolio valuations. High levels of redemptions in bond funds in response to market conditions could cause greater losses as a result. Regulations such as the Volcker Rule or future regulations may further constrain the ability of market participants to create liquidity, particularly in times of increased market volatility. The liquidity of the Fund’s assets may change over time.

•	valuation risk: the risk that the portfolio instruments may be sold at prices different from the values established by the Fund, particularly for investments that trade in low volume, in volatile markets or over the counter or that are fair valued.

•	derivatives risk: the risk of investing in derivative instruments, which includes liquidity, interest rate, market, credit and management risks as well as risks related to mispricing or improper valuation. Changes in the value of a derivative may not correlate perfectly with the underlying asset, reference rate or index, and the Fund could lose more than the principal amount invested. These investments can create investment leverage and may create additional risks that may subject the Fund to greater volatility and less liquidity than investments in more traditional securities.

•	leverage risk: the risk that leverage may result from certain transactions, including the use of derivatives and borrowing. This may impair the Fund’s liquidity, cause it to liquidate positions at an unfavorable time, increase its volatility or otherwise cause it not to achieve its intended result. To the extent required by applicable law or regulation, the Fund will reduce leverage risk by either segregating an equal amount of liquid assets or “covering” the transactions that introduce such risk.

•	counterparty risk: the risk that the other party to a contract, such as a derivatives contract, will not fulfill its contractual obligations.

•	portfolio management risk: the risk that an investment strategy may fail to produce the intended results.

•	securities selection risk: the risk that the securities held by the Fund may underperform those held by other funds investing in the same asset class or benchmarks that are representative of the asset class because of the portfolio managers’ choice of securities.

•	growth investing risk: the risk of investing in growth stocks, which may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company’s growth potential. The growth investment style may be out of favor or may not produce the best results over short or longer time periods and may increase the volatility of the Fund’s share price. Growth-oriented funds typically underperform when value investing is in favor.

•	value investing risk: the risk of investing in undervalued stocks, which may not realize their perceived value for extended periods of time or may never realize their perceived value. Value stocks may respond differently to market and other developments than other types of stocks. The value investment style may be out of favor or may not produce the best results over short or longer time periods and may increase the volatility of the Fund’s share price. Value-oriented funds typically underperform when growth investing is in favor.

•	ETF risk: the risk that the value of the Fund’s investments will fluctuate in response to the performance of the ETFs owned by the Fund. The lack of liquidity in an ETF could result in its value being more volatile than its portfolio securities, and an ETF’s performance may not match the performance of a particular market segment or index it seeks to track. In addition, the Fund’s shareholders will indirectly bear a proportionate share of an ETF’s expenses, in addition to paying the Fund’s expenses.

•	prepayment risk: the risk that in times of declining interest rates, the Fund’s higher yielding securities may be prepaid and the Fund may have to replace them with securities having a lower yield.

•	extension risk: the risk that in times of rising interest rates, borrowers may pay off their debt obligations more slowly, causing securities considered short- or intermediate-term to become longer-term securities that fluctuate more widely in response to changes in interest rates than shorter-term securities.

•	mortgage-backed securities risk: the risk of investing in mortgage-backed securities, including prepayment risk and extension risk. Mortgage-backed securities react differently to changes in interest rates than other bonds, and some mortgage-backed securities are not backed by the full faith and credit of the U.S. government.

•	junk bond risk: the risk that junk bonds have a higher degree of default risk and may be less liquid and subject to greater price volatility than investment grade bonds.

•	foreign investing risk: the risk that Fund share prices will fluctuate with market conditions, currency exchange rates and the economic and political climates of the foreign countries in which the Fund invests or has exposure. Investments in foreign securities may involve greater risks than investing in U.S. securities due to, among other factors, less publicly available information, less stringent and less uniform accounting, auditing and financial reporting standards, less liquid and more volatile markets, higher transaction and custody costs, additional taxes, less investor protection, delayed or less frequent settlement, political or social instability, civil unrest, acts of terrorism, regional economic volatility, and the imposition of sanctions, confiscations, trade restrictions (including tariffs) and other government restrictions by the United States and/or other governments.

Please see “Principal Risks of the Funds” for a more detailed description of the risks of investing in the Fund.
Your investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency entity or person.
Investment Results
The bar chart below shows how the Fund’s investment results have varied from year to year and the table below shows how the Fund’s average annual total returns for various periods compare with a broad measure of market performance. This information provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. The bar chart shows performance of the Fund’s Class I shares. Class N performance may be lower than Class I performance because of the potentially lower expenses paid by Class I shares. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s investment results can be obtained by visiting www.TCW.com.
Calendar Year Total Returns
For Class I Shares

Highest/Lowest quarterly results during this period were:

Highest	11.73%	(quarter ended 6/30/2020)
Lowest	-8.25%	(quarter ended 3/31/2020)

Average Annual Total Returns
(For the period ended December 31, 2021)

Share Class	1 Year	5 Years	10 Years
I – Before taxes	8.45%	8.45%	7.21%
- After taxes on distributions	5.53%	6.56%	5.78%
- After taxes on distributions and sale of fund shares	6.06%	6.01%	5.31%
N – Before taxes	8.16%	8.10%	6.79%
40% S&P 500 Index/60% Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)[1]	9.81%	9.63%	8.41%

[1]
The S&P 500 Index is a capitalization-weighted index of 500 U.S. leading companies designed to measure the performance of large‑cap U.S. equities. The Bloomberg Barclays U.S. Aggregate Bond Index is a market capitalization-weighted index of investment grade, U.S. dollar-denominated, fixed-rate debt issues, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage), asset-backed securities and commercial mortgage-backed securities (agency and non‑agency).

After‑tax returns are calculated using the highest individual federal income tax rates in effect each year and do not reflect the impact of state and local taxes. Your actual after‑tax returns depend on your individual tax situation and likely will differ from the results shown above, and after‑tax returns shown are not relevant if you hold your Fund shares through a tax‑deferred arrangement, such as a 401(k) plan or individual retirement account (IRA). After‑tax returns are shown for only one class of shares, and after‑tax returns for the other class of shares will vary.
Investment Advisor
TCW Investment Management Company LLC is the investment advisor to the Fund.
Portfolio Managers
The portfolio managers for the Fund are:

Name	Experience with the Fund	Primary Title with Investment Advisor
Adam T. Coppersmith	12 years	Managing Director

Stephen M. Kane	12 years	Group Managing Director

Michael P. Reilly	15 years (Since inception of the Fund)	Group Managing Director and Chief Investment Officer — U.S. Equities
Other Important Information Regarding Fund Shares
For more information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the “Summary of Other Important Information Regarding Fund Shares” at page 89 of this Prospectus.

Summary of Other Important Information
Regarding Fund Shares

Purchase and Sale of Fund Shares
You may purchase or redeem Fund shares on any business day (any day the New York Stock Exchange is open). Purchase and redemption orders for Fund shares are processed at the net asset value next calculated after an order is received by the Fund.
You may conduct transactions by mail (TCW Funds, Inc. c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, WI 53201-0701), or by telephone at 1‑800‑248‑4486. Redemptions by telephone are only permitted upon previously receiving appropriate authorization. You may also purchase, exchange or redeem Fund shares through your dealer or financial advisor. Plan Class shares offered by the TCW Core Fixed Income Fund, the TCW Total Return Bond Fund and the TCW Emerging Markets Income Fund are intended for retirement plans, including defined benefit and defined contribution plans (which may include participant-directed plans).
Purchase Minimums for All Share Classes

Share Class and Type of Account	Minimum Initial Investment	Subsequent Investments
Class I & Class N Regular Account	$2,000	$250
Class I & Class N Individual/Retirement Account	$500	$250
Plan Class Regular Account (Defined Benefit and Defined Contribution Plans)	$25,000,000	$50,000
A broker-dealer or other financial intermediary may require a higher minimum initial investment, or may aggregate or combine accounts in order to allow its customers to apply a lower minimum investment. Participants in a defined contribution plan, such as a 401(k) plan, can invest in the Plan Class only if the plan as a whole meets the minimum investment threshold.
Tax Information
Dividends and capital gains distributions you receive from the Fund are subject to federal income taxes and may also be subject to state and local taxes, unless you are investing through a tax‑deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax‑deferred arrangements may be taxed later upon withdrawal from those arrangements.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and the Fund’s distributor or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the Fund over another investment. Ask your individual financial advisor or visit your financial intermediary’s website for more information.

Principal Risks of the Funds

All the Funds are affected by changes in the economy, or in securities and other markets. There is also the possibility that investment decisions TCW Investment Management Company LLC (the “Advisor”) makes with respect to the investments of the Funds will not accomplish what they were designed to achieve or that the investments will have disappointing performance.
Risk is the chance that you will lose money on your investment or that it will not earn as much as you expect. In general, the greater the risk, the more money your investment has the potential to earn for you — and the more you can lose. Because the Funds hold securities with fluctuating market prices, the value of each Fund’s shares will vary as its portfolio securities increase or decrease in value. Therefore, the value of your investment in a Fund could go down as well as up.
Each Fund may engage in defensive investing, which is a deliberate, temporary shift in portfolio strategy that may be undertaken when markets start behaving in volatile or unusual ways. The Fund may, for temporary defensive purposes, invest a substantial part of its assets in bonds of U.S. or foreign governments, certificates of deposit, bankers’ acceptances, high-grade commercial paper, repurchase agreements, money market funds and cash. When the Fund has invested defensively in low risk, low return securities, it may not achieve its investment objective. References to minimum credit ratings or quality for securities apply to the time of investment.
Your investment in a Fund is not a bank deposit, and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, entity, or person. You can lose money by investing in a Fund. When you sell your shares of a Fund, they could be worth more or less than what you paid for them.

The following tables summarize the principal risks of investing in each Fund. Your investment may be subject (in varying degrees) to these risks as well as other risks. Each Fund may be more susceptible to some of these risks than others. Risks not marked for a particular Fund may, however, still apply to some extent to that Fund at various times. In addition, the TCW Enhanced Commodity Strategy Fund may be exposed to the certain risks by virtue of the activities and investments of the TCW Cayman Enhanced Commodity Fund, Ltd. (the “Subsidiary”).

U.S. Equity Funds
	TCW Artificial Intelligence Equity Fund	TCW Global Real Estate Fund	TCW New America Premier Equities Fund	TCW Relative Value Dividend Appreciation Fund	TCW Relative Value Large Cap Fund	TCW Relative Value Mid Cap Fund	TCW Select Equities Fund
Artificial Intelligence Related Companies Risk	✓
Consumer Discretionary Sector Risk	✓					✓
Counterparty Risk		✓
Derivatives Risk		✓
Dividend-Paying Stock Risk				✓
Emerging Market Country Risk		✓
Equity Risk	✓	✓	✓	✓	✓	✓	✓
Financial Services Sector Risk			✓	✓	✓	✓
Foreign Currency Risk		✓
Foreign Investing Risk	✓	✓		✓	✓	✓	✓
Frequent Trading Risk		✓	✓
Growth Investing Risk	✓		✓				✓
Healthcare Sector Risk	✓				✓	✓
Industrials Sector Risk	✓
Information Technology Sector Risk	✓		✓	✓			✓
Issuer Risk	✓	✓	✓	✓	✓	✓	✓
Leverage Risk		✓

U.S. Equity Funds
	TCW Artificial Intelligence Equity Fund	TCW Global Real Estate Fund	TCW New America Premier Equities Fund	TCW Relative Value Dividend Appreciation Fund	TCW Relative Value Large Cap Fund	TCW Relative Value Mid Cap Fund	TCW Select Equities Fund
Liquidity Risk	✓	✓	✓	✓	✓	✓	✓
Market Risk	✓	✓	✓	✓	✓	✓	✓
Mid‑Capitalization Company Risk	✓					✓	✓
Mortgage REIT Risk		✓
Options Strategy Risk		✓
Other Investment Company Risk		✓
Portfolio Management Risk	✓	✓	✓	✓	✓	✓	✓
Price Volatility Risk	✓	✓	✓	✓	✓	✓	✓
Public Health Emergency Risk and Impact of the Coronavirus (COVID‑19)	✓	✓	✓	✓	✓	✓	✓
REIT and Real Estate Company Risk	✓	✓				✓	✓
Securities Selection Risk	✓	✓	✓	✓	✓	✓	✓
Small-Capitalization Company Risk	✓
Valuation Risk		✓
Value Investing Risk			✓	✓	✓	✓

U.S. Fixed Income Funds
	TCW Core Fixed Income Fund	TCW Enhanced Commodity Strategy Fund	TCW Global Bond Fund	TCW High Yield Bond Fund	TCW Short Term Bond Fund	TCW Total Return Bond Fund
Asset-Backed Securities Risk	✓	✓				✓
Bank Loan Risk				✓
Commodity Risk		✓
Counterparty Risk	✓	✓	✓	✓	✓	✓
Credit Risk	✓	✓	✓	✓	✓	✓
Debt Securities Risk	✓	✓	✓	✓	✓	✓
Derivatives Risk	✓	✓	✓	✓	✓	✓
Distressed and Defaulted Securities Risk				✓
Emerging Market Country Risk	✓	✓	✓	✓
Equity Risk		✓		✓
Extension Risk	✓	✓	✓		✓	✓
Foreign Currency Risk	✓	✓	✓	✓
Foreign Investing Risk	✓	✓	✓	✓	✓	✓
Frequent Trading Risk	✓		✓	✓	✓	✓
Interest Rate Risk	✓	✓	✓	✓	✓	✓
Issuer Risk	✓	✓	✓	✓	✓	✓
Junk Bond Risk	✓	✓	✓	✓	✓	✓
Leverage Risk	✓	✓	✓	✓	✓	✓
LIBOR Risk	✓	✓	✓	✓	✓	✓
Liquidity Risk	✓	✓	✓	✓	✓	✓
Market Risk	✓	✓	✓	✓	✓	✓
Mortgage-Backed Securities Risk	✓	✓	✓		✓	✓
Non‑U.S. Sovereign Debt Risk			✓
Portfolio Management Risk	✓	✓	✓	✓	✓	✓
Prepayment Risk	✓	✓	✓		✓	✓
Price Volatility Risk	✓	✓	✓	✓	✓	✓
Public Health Emergency Risk and Impact of the Coronavirus (COVID‑19)	✓	✓	✓	✓	✓	✓

U.S. Fixed Income Funds
	TCW Core Fixed Income Fund	TCW Enhanced Commodity Strategy Fund	TCW Global Bond Fund	TCW High Yield Bond Fund	TCW Short Term Bond Fund	TCW Total Return Bond Fund
Securities Selection Risk	✓	✓	✓	✓	✓	✓
Subsidiary Risk		✓
Tax Risk		✓
U.S. Government Securities Risk	✓		✓		✓	✓
U.S. Treasury Obligations Risk	✓	✓			✓	✓
Valuation Risk	✓	✓	✓	✓	✓	✓

	International Funds				Asset Allocation Fund
	TCW Developing Markets Equity Fund	TCW Emerging Markets Income Fund	TCW Emerging Markets Local Currency Income Fund	TCW Emerging Markets Multi-Asset Opportunities Fund	TCW Conservative Allocation Fund
China Investing Risks	✓			✓
Counterparty Risk	✓	✓	✓	✓	✓
Credit Risk		✓	✓	✓	✓
Debt Securities Risk		✓	✓	✓	✓
Derivatives Risk	✓	✓	✓	✓	✓
Distressed and Defaulted Securities Risk		✓	✓	✓
Emerging Market Country Risk/Developing Market Country Risk	✓	✓	✓	✓
Equity Risk	✓			✓	✓
ETF Risk	✓				✓
ETN Risk	✓
Extension Risk					✓
Foreign Currency Risk	✓	✓	✓	✓
Foreign Investing Risk	✓	✓	✓	✓	✓
Frequent Trading Risk	✓	✓	✓	✓
Growth Investing Risk					✓
Information Technology Sector Risk	✓			✓
Interest Rate Risk		✓	✓	✓	✓
Issuer Risk	✓	✓	✓	✓	✓
Junk Bond Risk		✓	✓	✓	✓
Leverage Risk	✓	✓	✓	✓	✓
Liquidity Risk	✓	✓	✓	✓	✓
Market Risk	✓	✓	✓	✓	✓
Mid‑Capitalization Company Risk	✓			✓
Mortgage-Backed Securities Risk					✓
Non‑Diversification Risk			✓
Non‑U.S. Sovereign Debt Risk		✓	✓	✓
Oil & Gas Sector Risk		✓
Portfolio Management Risk	✓	✓	✓	✓	✓
Prepayment Risk					✓
Price Volatility Risk	✓	✓	✓	✓	✓
Public Health Emergency Risk and Impact of the Coronavirus (COVID‑19)	✓	✓	✓	✓	✓
REIT and Real Estate Company Risk	✓
Securities Selection Risk	✓	✓	✓	✓	✓
Small-Capitalization Company Risk	✓			✓
South Korea Investing Risks	✓

	International Funds				Asset Allocation Fund
	TCW Developing Markets Equity Fund	TCW Emerging Markets Income Fund	TCW Emerging Markets Local Currency Income Fund	TCW Emerging Markets Multi-Asset Opportunities Fund	TCW Conservative Allocation Fund
Taiwan Investing Risks	✓			✓
Underlying Fund Allocation Risk					✓
Underlying Fund Risk					✓
Valuation Risk	✓	✓	✓	✓	✓
Value Investing Risk					✓

Artificial Intelligence Related Companies Risk
Companies involved in, or exposed to, artificial intelligence related businesses may have limited product lines, markets, financial resources and/or personnel. These companies typically face intense competition and potentially rapid product obsolescence and depend significantly on consumer preference and demand. These companies are also heavily dependent on intellectual property rights and may be adversely impacted by the loss or impairment of such rights. There can be no assurance that these companies will be able to successfully protect their intellectual property rights to prevent the misappropriation of their technology or that competitors will not develop technology that is substantially similar or superior to their technology. Legal and regulatory changes, particularly those related to information privacy and data protection, may have a negative impact on an artificial intelligence company’s products or services. Artificial intelligence companies often spend significant amounts of resources on research and development, and there is no guarantee that the products or services they produce will be successful. Artificial intelligence companies, especially smaller companies, tend to be more volatile than companies that do not rely heavily on technology.
Asset-Backed Securities Risk
Asset-backed securities are bonds or notes backed by a discrete pool of financial assets such as credit card receivables, automobile receivables and student loans. The impairment of the value of the financial assets underlying an asset-backed security, such as the non‑payment of loans, may result in a reduction in the value of such asset-backed security. Certain asset-backed securities do not have the benefit of the same security interest in the underlying financial assets as do mortgage-backed securities, nor are they provided government guarantees of repayment. Accordingly, issuers of asset-backed securities may have limited ability to enforce the security interest in the underlying assets, and credit enhancements provided to support the asset-backed securities, if any, may be inadequate to protect investors in the event of default. For example, credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. In addition, some issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. Asset-backed securities are also subject to prepayment risk in a declining interest rate environment and extension risk in a rising interest rate environment.
Certain Funds may invest in collateralized debt obligations (“CDOs”), which are debt instruments backed solely by a pool of other debt securities. CDOs include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust typically collateralized by a diversified pool of high-risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, and may include loans that are rated below investment grade or equivalent unrated loans. CDOs may charge management fees and administrative expenses.
The risks of an investment in a CBO, CLO, or other CDO depend largely on the type of the collateral securities (which would have the risks described elsewhere in this Prospectus for that type of security) and the class of the CBO, CLO or other CDO in which a Fund invests. Some CBOs, CLOs and other CDOs have credit ratings, but are typically issued in various classes with various priorities. Normally, CBOs, CLOs and other CDOs are privately offered and sold (that is, not registered under the federal securities laws) and may be characterized by a Fund as illiquid securities, but an active dealer market may exist for CBOs, CLOs and other CDOs that qualify for Rule 144A transactions. In addition to the normal interest rate, default and other risks of fixed income securities discussed elsewhere in this Prospectus, CBOs, CLOs and other CDOs carry additional risks, including the possibility that distributions from collateral securities will not be adequate to make interest or other payments, the collateral may decline in value or default, a Fund may invest in CBOs, CLOs or other CDOs that are subordinate to other classes, volatility in values, and the complex structure of the security may not be fully understood at the time of investment, which may result in disputes with the issuer or produce unexpected investment results.
Bank Loan Risk
Commercial banks and other financial institutions or institutional investors make corporate loans to companies that need capital to grow or restructure. There are a number of risks associated with an investment in bank loans, including credit risk, interest rate risk, liquidity risk and prepayment risk. Lack of an active trading market, restrictions on resale, irregular trading activity, wide bid/ask spreads and extended trade settlement periods (i.e., longer than seven (7) days) may impair a Fund’s ability to sell bank loans within its desired time frame or at an acceptable price and its ability to accurately value existing and prospective investments. Extended trade settlement periods may result in cash not being immediately available to a Fund. As a result, a Fund may have to sell other investments or engage in borrowing transactions to raise cash to meet its obligations. The risk of holding bank loans is also directly tied to the risk of insolvency or bankruptcy of the issuing banks. If a Fund holds a bank loan through another financial institution, or relies on a financial institution to administer the loan, its receipt of principal and interest on the loan may be subject to the credit risk of that financial institution. It is possible that any collateral securing a bank loan may be insufficient or unavailable to a Fund, and that a Fund’s rights to collateral may be limited by bankruptcy or insolvency laws. There may be limited public information available regarding a bank loan. These risks could cause a Fund to lose income or principal on a particular investment, which in turn could affect the Fund’s returns. The value of bank loans can be affected by and sensitive to changes in government regulation and to economic downturns in the U.S. and abroad. Borrowers generally pay interest on bank loans at rates that change in response to changes in market interest rates such as the London Interbank Offered Rate (LIBOR) or the prime rates of U.S. banks. As a result, the value of bank loan investments is generally less exposed to the adverse effects of shifts in market interest rates than investments that pay a fixed rate of interest. Bank loans are not registered and otherwise may not be treated as securities under the federal securities laws, meaning investors in loans have less protection against improper practices than investors in securities that are registered under or are otherwise subject to the protections of the securities laws.
China Investing Risks
Investments in companies located or operating in China, including Hong Kong, involve risks not associated with investments in Western nations, such as nationalization, expropriation, or confiscation of property; difficulty in obtaining and/or enforcing judgments; alteration or discontinuation of economic reforms; military conflicts, either internal or with other countries; inflation, currency fluctuations and fluctuations in inflation and interest rates that may have negative effects on the economy and securities markets of China; and China’s dependency on the economies of other Asian countries, many of which are developing countries. Further, health events, such as the recent coronavirus outbreak, may continue to cause uncertainty and volatility in the Chinese economy. Certain securities issued by companies located or operating in China, such as China A‑shares, are subject to trading restrictions, quota limitations, and clearing and settlement risks. Significant portions of the Chinese securities markets may become rapidly illiquid, as Chinese issuers have the ability to suspend the trading of their equity securities, or as a result of adverse economic, market or political events, or adverse investor perceptions, whether or not accurate. A Fund may be forced to sell these restricted or illiquid securities and incur a loss as a result. Export growth continues to be a major driver of China’s rapid economic growth; a reduction in spending on Chinese products and services, the institution of tariffs or other trade barriers (or the threat thereof), or a downturn in any of the economies of China’s key trading partners may have an adverse impact on the Chinese economy.
A Fund may gain exposure to certain operating companies in China through legal structures known as variable interest entities (“VIEs”). In China, ownership of companies in certain sectors by non‑Chinese individuals and entities (including U.S. persons and entities, such as the Funds) is prohibited. To facilitate indirect non‑Chinese investment, many China-based operating companies have created VIE structures. In a

VIE structure, a China-based operating company establishes an entity outside of China that enters into service and other contracts with the China-based operating company. Shares of the entities established outside of China are often listed and traded on an exchange. Non‑Chinese investors (such as a Fund) hold equity interests in the entities established outside of China rather than directly in the China-based operating companies. This arrangement allows U.S. investors to obtain economic exposure to the China-based operating company through contractual means rather than through formal equity ownership. An investment in a VIE structure subjects a Fund to the risks associated with the underlying China-based operating company. In addition, a Fund may be exposed to certain associated risks, including the risks that: the Chinese government could subject the China-based operating company to penalties, revocation of business and operating licenses or forfeiture of ownership interests; the Chinese government may outlaw the VIE structure, which could cause an uncertain negative impact to existing investors in the VIE structure; if the contracts underlying the VIE structure are not honored by the China-based operating company or if there is otherwise a dispute, the contracts may not be enforced by Chinese courts; and shareholders of the China-based operating company may leverage the VIE structure to their benefit and to the detriment of the investors in the VIE structure. If any of these actions were to occur, the market value of a Fund’s investments in VIEs would likely fall, causing investment losses, which could be substantial, for the Fund.
Commodity Risk
The TCW Enhanced Commodity Strategy Fund’s investments in commodity-linked derivative instruments, including commodity index-linked notes, may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. The prices of energy, industrial metals, precious metals, agriculture and livestock sector commodities may fluctuate widely due to factors such as changes in value, supply and demand and governmental regulatory policies. The energy sector can be significantly affected by changes in the prices and supplies of oil and other energy fuels, energy conservation, the success of exploration projects, and tax and other government regulations, policies of the Organization of Petroleum Exporting Countries (“OPEC”) and relationships among OPEC members and between OPEC and oil importing nations. The metals sector can be affected by sharp price volatility over short periods caused by global economic, financial and political factors, resource availability, government regulation, economic cycles, changes in inflation or expectations about inflation in various countries, interest rates, currency fluctuations, metal sales by governments, central banks or international agencies, investment speculation and fluctuations in industrial and commercial supply and demand. The commodity-linked derivative instruments in which the TCW Enhanced Commodity Strategy Fund invests may be issued by companies in the financial services sector, including the banking, brokerage and insurance sectors. As a result, events affecting issuers in the financial services sector may cause the TCW Enhanced Commodity Strategy Fund’s share value to fluctuate.
The TCW Enhanced Commodity Strategy Fund and its Subsidiary may concentrate their assets in a particular sector of the commodities market (such as oil, metal or agricultural products). As a result, the Fund may be more susceptible to risks associated with those sectors of the commodities market.
Consumer Discretionary Sector Risk
Certain of the Funds, through the implementation of their respective investment strategies, may from time to time invest a significant portion of their assets in the consumer discretionary sector, which includes, for example, automobile, textile and retail companies. This sector can be significantly affected by, among other factors, changes in domestic and international economies; exchange and interest rates; worldwide demand; competition; consumers’ disposable income levels, propensity to spend and consumer preferences; social trends; and marketing campaigns. Companies in the consumer discretionary sector have historically been characterized as relatively cyclical and therefore more volatile in times of change.
Counterparty Risk
Counterparty risk refers to the risk that the other party to a contract, such as individually negotiated or over‑the‑counter derivatives (e.g., swap agreements that are not centrally cleared and participations in loan obligations), will not fulfill its contractual obligations, which may cause losses or additional costs to a Fund or cause a Fund to experience delays in recovering its assets.

Credit Risk
Credit risk refers to the likelihood that an issuer will default in the payment of principal and/or interest on a security. Financial strength and solvency of an issuer are the primary factors influencing credit risk. In addition, lack of or inadequacy of collateral or credit enhancements for a fixed income security may affect its credit risk. Credit risk of a security may change over time, and securities which are rated by agencies are often reviewed and may be subject to downgrade. However, ratings are only opinions of the agencies issuing them and are not absolute guarantees as to quality.
Debt Securities Risk
Debt securities are subject to various risks. Debt securities are subject to two primary (but not exclusive) types of risk: credit risk and interest rate risk. These risks can affect a debt security’s price volatility to varying degrees, depending upon the nature of the instrument. Other factors, such as market fluctuations and the depth and liquidity of the market for an individual or class of debt security, can also affect the value of a debt security and, hence, the market value of a Fund. In addition, many of the debt securities in which the Funds invest reference LIBOR, which is set to be phased out as a reference rate by the end of 2021. There is currently no definitive information regarding the future utilization of LIBOR or of any particular replacement reference rate, and abandonment of or modifications to LIBOR could have adverse impacts on financial instruments that reference LIBOR. Please see “Additional Risks — LIBOR Risk” for a more detailed description of the risks associated with the anticipated transition away from LIBOR.
Derivatives Risk
Certain Funds may invest in derivatives, which are financial instruments whose performance is derived, at least in part, from the performance of an underlying instrument, such as a currency, security, commodity, interest rate or index. Derivatives include, among other things, swap agreements, options, forwards and futures. Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying instrument, credit risk with respect to the counterparty, risk of loss due to changes in interest rates, management risk and liquidity risk.
The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying instrument. Derivatives can be highly volatile, illiquid and difficult to value, and there is the risk that changes in the value of a derivative held by a Fund will not correlate perfectly with the underlying asset, reference rate or index. Certain types of derivatives involve greater risks than the underlying obligations because, in addition to general market risks, they are subject to counterparty risk and liquidity risk. Investments in derivatives that are negotiated over‑the‑counter with a single counterparty are subject to credit risks related to the counterparty’s ability to perform its obligations and the further risk that any deterioration in the counterparty’s creditworthiness could adversely affect the value of the derivative. In addition, derivatives and their underlying securities and commodities may experience periods of illiquidity, which could cause a portfolio to hold an investment it might otherwise sell or to sell an investment it otherwise might hold at inopportune times or for prices that do not reflect current market value. The Advisor might imperfectly judge the direction of the market. For instance, if a derivative is used as a hedge to offset investment risk in another security, the hedge might not correlate to the market’s movements and may have unexpected or undesired results such as a loss or a reduction in gains to a Fund’s portfolio.
Additionally, some derivatives can create investment leverage and may create additional risks that may subject a Fund to greater volatility and less liquidity than investments in more traditional securities. The investment of a Fund’s assets required to purchase certain derivatives may be small relative to the magnitude of exposure assumed by the Fund; therefore, the purchase of certain derivatives may have an economic leveraging effect on the Fund, thus exaggerating any increase or decrease the derivatives may cause in the net asset value of the Fund.
Other risks in using derivatives include the risk of mispricing or improper valuation. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a Fund. In addition, a Fund’s use of derivatives (including covered call options) may cause the Fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the Fund had not used such instruments.
By investing in a derivative instrument, a Fund could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances, and there can be no assurance that a Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial.

Derivatives, such as swaps, forward contracts and non‑deliverable forward contracts, are subject to regulation under the U.S. Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) and other laws or regulations in Europe and other foreign jurisdictions. Under the Dodd-Frank Act, certain derivatives have become subject to new and increased margin requirements, which in some cases has increased the costs to the Funds of trading derivatives.
Distressed and Defaulted Securities Risk
Certain Funds may invest in securities in default and/or obligations of financially distressed companies. Repayment of defaulted securities and obligations of distressed issuers (including insolvent issuers or issuers in payment or covenant default, in workout or restructuring or in bankruptcy or solvency proceedings) is subject to significant uncertainties. A Fund will generally not receive interest payments on defaulted or distressed securities and may incur costs to protect its investment. In addition, defaulted or distressed securities involve the substantial risk that principal will not be repaid. A Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal of or interest on its portfolio holdings. Therefore, to the extent that a Fund is invested in distressed securities, its ability to achieve current income for its shareholders may be diminished. The Fund would also be subject to significant uncertainty as to when, in what manner and for what value the obligations evidenced by the distressed securities could eventually be satisfied, if at all. In any reorganization or liquidation proceeding relating to a portfolio company, a Fund may lose its entire investment or may be required to accept cash or securities with a lower value or income potential than its original investment. Defaulted or distressed securities and any securities received in an exchange for such securities may be illiquid and subject to restrictions on resale, such that the Fund may be restricted from disposing of those securities. Investments in defaulted securities and obligations of distressed issuers are considered speculative.
Dividend-Paying Stock Risk
Dividend-paying stocks may underperform the broader stock market. Dividend-paying stocks tend to go through cycles of over- or under-performing the stock market in general, and these periods have in the past lasted for as long as several years. Issuers that have paid regular dividends or distributions to shareholders may not declare dividends at current levels in the future. An issuer may reduce or eliminate future dividends or distributions at any time and for any reason, which may cause the value of its security held by a Fund to decline.
Emerging Market Country Risk/Developing Market Country Risk
The risks described under “Principal Risks — Foreign Investing Risk” also apply to emerging market securities, and the risks of investing in emerging market countries tend to be greater as compared to the risks of investing in more developed countries.
Certain Funds invest in emerging and developing market countries. Investing in emerging and developing market countries involves substantial risk due to, among other factors, higher brokerage costs in certain countries; different accounting standards; thinner trading markets as compared to those in developed countries; the possibility of currency transfer restrictions; and the risk of expropriation, nationalization or other adverse political, economic or social developments. There may be less publicly available information about issuers in emerging markets than is available about issuers in more developed capital markets.
Political and economic structures in some emerging and developing market countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristics of developed countries. Some of these countries have in the past failed to recognize private property rights and have nationalized or expropriated the assets of private companies.
The securities markets of emerging and developing market countries can be substantially smaller, less developed, less liquid and more volatile than the major securities markets in the U.S. and other developed nations. The limited size of many securities markets in emerging and developing market countries and limited trading volume in issuers compared to the volume in U.S. securities or securities of issuers in other developed countries could cause prices to be erratic for reasons other than factors that affect the quality of the securities. For example, limited market size may cause prices to be unduly influenced by traders who control large positions. Adverse publicity and investors’ perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of portfolio securities, especially in these markets.
Securities markets in emerging markets may also be susceptible to manipulation or other fraudulent trade practices,

which could disrupt the functioning of these markets or adversely affect the value of investments traded in these markets, including investments of the Funds. A Fund’s rights with respect to its investments in emerging markets, if any, will generally be governed by local law, which may make it difficult or impossible for the Funds to pursue legal remedies or to obtain and enforce judgments in local courts. In addition, emerging and developing market countries’ exchanges and broker-dealers are generally subject to less regulation than their counterparts in developed countries. Brokerage commissions, custodial expenses and other transaction costs are generally higher in emerging and developing market countries than in developed countries. As a result, funds that invest in emerging and developing market countries generally have operating expenses that are higher than funds investing in other securities markets.
Some emerging and developing market countries have a greater degree of economic, political and social instability than the U.S. and other developed countries. Such social, political and economic instability could disrupt the financial markets in which the Funds invest and adversely affect the value of their investment portfolios. Economies in emerging and developing market countries may also be more susceptible to natural and man‑made disasters, such as earthquakes, tsunamis, terrorist attacks, or adverse changes in climate or weather. In addition, many emerging and developing market countries with less established health care systems have experienced outbreaks of pandemic or contagious diseases from time to time, including, but not limited to, coronavirus, Ebola, Zika, avian flu, severe acute respiratory syndrome, and Middle East Respiratory Syndrome. The risks of such phenomena and resulting social, political, economic and environmental damage cannot be quantified. These events can exacerbate market volatility as well as impair economic activity, which can have both short- and immediate-term effects on the valuations of the companies and issuers in which the Funds invest.
Currencies of emerging and developing market countries experience devaluations relative to the U.S. dollar from time to time. A devaluation of the currency in which investment portfolio securities are denominated will negatively impact the value of those securities in U.S. dollar terms. Emerging and developing market countries have and may in the future impose foreign currency controls and repatriation controls.
Among other risks of investing in emerging and developing market countries are the variable quality and reliability of financial information and related audits of companies. In some cases, financial information and related audits can be unreliable and not subject to verification. Auditing firms in some of these markets are not subject to independent inspection or oversight of audit quality. This can result in investment decisions being made based on flawed or misleading information. Additionally, investors may have substantial difficulties in bringing legal actions to enforce or protect investors’ rights, which can increase the risks of loss.
Any of these factors may adversely affect a Fund’s performance or a Fund’s ability to pursue its investment objective.
Equity Risk
Equity securities may include common stock, preferred stock or other securities representing an ownership interest or the right to acquire an ownership interest in an issuer. Equity risk is the risk that stocks and other equity securities generally fluctuate in value more than bonds and may decline in value over short or extended periods. The value of stocks and other equity securities may be affected by changes in an issuer’s financial condition, factors that affect a particular industry or industries, such as labor shortages or an increase in production costs and competitive conditions within an industry, or as a result of changes in overall market, economic and political conditions that are not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or generally adverse investor sentiment.
ETF Risk
Exchange-traded funds (“ETFs”) are investment companies that invest in a portfolio of securities typically designed to track a particular market segment or index and whose shares are bought and sold on a securities exchange. The risk of ETFs generally reflects the risk of owning shares of the underlying securities an ETF is designed to track, although the lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio of securities held by the ETF. In addition, an ETF’s performance may not match the performance of a particular market segment or index it seeks to track for a number of reasons, including costs incurred by the ETF in buying and selling securities. Assets invested in an ETF will bear the fees and expenses of the ETF, including operating costs and advisory fees, and therefore, shareholders of a Fund that invests in ETFs will indirectly bear a proportionate share of each ETF in which the Fund invests, in addition to paying the Fund’s expenses. Additionally, a shareholder may indirectly bear brokerage costs incurred by a Fund that purchases ETFs.

ETN Risk
Exchange-traded notes (“ETNs”) are senior, unsecured, unsubordinated debt securities that are based upon the performance of a market index and are issued by banks or other financial institutions. The value of an ETN will fluctuate as the value of the market index fluctuates, which can cause sudden and unpredictable changes in the value of the ETN. An ETN is subject to the risk of default by the issuer and the risk of downgrade of the issuer’s credit rating. ETNs are also exposed to liquidity risk. There may be no willing purchaser, or the issuer may restrict the redemption amount or its redemption date. Assets invested in an ETN will bear the fees and expenses of the ETN, including operating costs and advisory fees, and therefore, shareholders of a Fund that invests in ETNs will indirectly bear a proportionate share of each ETN in which the Fund invests, in addition to paying the Fund’s expenses. Additionally, a shareholder may indirectly bear brokerage costs incurred by a Fund that purchases ETNs.
Extension Risk
Extension risk is the risk that in times of rising interest rates, borrowers may pay off their debt obligations more slowly, causing securities considered short- or intermediate-term to become longer-term securities that fluctuate more widely in response to changes in interest rates than shorter-term securities. This may cause the market value of such securities to decline and will also delay the Fund’s ability to reinvest proceeds at higher interest rates. Extension risk applies primarily to mortgage-related and other asset-backed securities.
Financial Services Sector Risk
Certain of the Funds, through the implementation of their respective investment strategies, may from time to time invest a significant portion of their assets in the financial services sector. Companies in the financial services sector may be affected by the overall economic conditions as well as by factors particular to the financial services sector. Financial services companies are subject to extensive government regulations, which may change frequently and may, among others, adversely affect the scope of their activities, place restrictions on the amounts and types of loans and other financial commitments they can make, limit the interest rates and fees they can charge, and prescribe the amount of capital they must maintain. In addition, the profitability of businesses in the financial services sector depends heavily on the availability and cost of capital and may fluctuate significantly in response to changes in interest rates and may be negatively impacted by credit rating downgrades and decreased liquidity in the credit market. Businesses in the financial services sector often operate with substantial financial leverage.
Foreign Currency Risk
Funds that invest in foreign (non‑U.S.) currencies or in foreign securities that are denominated, trade, and/or receive revenues in foreign currencies are subject to the risk that those foreign currencies will decline in value relative to the U.S. dollar. In the case of currency hedging positions, a Fund is subject to the risk that the U.S. dollar will decline in value relative to the currency being hedged. Currency exchange rates may fluctuate significantly and unpredictably. As a result, a Fund’s investments in foreign currencies, in foreign securities that are denominated, trade, and/or receive revenues in foreign currencies, or in derivatives that provide exposure to foreign currencies may reduce the returns of the Fund.
Foreign Investing Risk
Investments in foreign securities may involve greater risks than investing in U.S. securities.
As compared to U.S. companies, foreign issuers generally disclose less financial and other information publicly and are subject to less stringent and less uniform accounting, auditing and financial reporting standards. Foreign countries typically impose less thorough regulations on brokers, dealers, stock exchanges, corporate insiders and listed companies than does the U.S., and foreign securities markets may be less liquid and more volatile than U.S. markets. Investments in foreign securities generally involve higher costs than investments in U.S. securities, including higher transaction and custody costs as well as additional taxes imposed by foreign governments. In addition, security trading practices abroad may offer less protection to investors such as the Funds. U.S. regulators may be unable to enforce a company’s regulatory obligations. Political or social instability, civil unrest, acts of terrorism, regional economic volatility, and the imposition of sanctions, confiscations, trade restrictions (including tariffs) and other government restrictions by the United States and/or other governments are other potential risks that could impact an investment in a foreign security. Settlement of transactions in some foreign markets may be delayed or may be less frequent than in the U.S., which could affect the liquidity of a Fund’s portfolio.
The European financial markets have continued to experience volatility because of concerns about economic downturns and about high and rising government debt levels of several countries in the EU and Europe generally. These events have adversely affected the exchange rate of the Euro and the European securities markets, and may spread to other countries in Europe, including countries that do not use the Euro.

These events may affect the value and liquidity of certain of the Funds’ investments. Responses to the financial problems by EU governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world.
On January 31, 2020, the United Kingdom (“UK”) officially withdrew from the European Union (the “EU”) (a process now commonly referred to as “Brexit”), and the transition period, during which the UK effectively remained in the EU from an economic perspective, ended on December 31, 2020. The political, economic and legal consequences of Brexit are not yet fully known. In the short term, financial markets may experience heightened volatility, particularly those in the UK and Europe, but possibly worldwide. The UK and Europe may be less stable than they have been in recent years, and investments in the UK and the EU may be difficult to value, or subject to greater or more frequent volatility. In the longer term, there is likely to be a period of significant political, regulatory and commercial uncertainty as the UK seeks to negotiate the terms of its future trading relationships. The UK and European economies and the broader global economy could be significantly impacted, which could potentially have an adverse effect on the value of a Fund’s investments. Brexit may also cause additional member states to contemplate departing from the EU, which would likely perpetuate political and economic instability in the region and cause additional market disruption in global financial markets.
Frequent Trading Risk
Frequent trading of portfolio securities may produce capital gains, which are taxable to shareholders when distributed. As a result, frequent trading may cause higher levels of current tax liability to shareholders in a Fund. Frequent trading will lead to increased portfolio turnover and increase the total amount of commissions or mark‑ups to broker-dealers that a Fund pays when it buys and sells securities, which may reduce the Fund’s performance.
Growth Investing Risk
Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company’s growth potential. The growth investment style may be out of favor or may not produce the best results over short or longer time periods and may increase the volatility of a Fund’s share price. Growth-oriented funds typically underperform when value investing is in favor.
Healthcare Sector Risk
Certain of the Funds, through the implementation of their respective investment strategies, may from time to time invest a significant portion of their assets in the healthcare sector. Companies in the healthcare sector may be affected by the overall economic conditions as well as by factors particular to the healthcare sector. Those factors include extensive government regulation, restrictions on government reimbursement for medical expenses, rising costs of medical products, services and facilities, pricing pressure, an increased emphasis on outpatient services, limited number of products and product obsolescence due to industry innovation, changes in technologies and other market developments. A major source of revenue for the healthcare sector is payments from Medicare and Medicaid programs. As a result, the sector is sensitive to legislative changes and reductions in governmental spending for such programs, as well as state or local healthcare reform measures. Companies in the healthcare sector depend heavily on patent protection. The process of obtaining patent approval can be long and costly, and the expiration of patents may adversely affect the profitability of companies in this sector. Healthcare companies also are subject to extensive litigation based on product liability and similar claims. Healthcare companies are subject to competitive forces that may make raising prices difficult and, at times, may result in price discounting. In addition, companies in the healthcare sector may be thinly capitalized and therefore may be more susceptible to product obsolescence.
Industrials Sector Risk
Certain of the Funds, through the implementation of their respective investment strategies, may from time to time invest a significant portion of their assets in the industrials sector. Companies in the industrials sector may be affected by the overall economic conditions as well as by factors particular to the industrial sector. Industrials companies may be significantly affected by changes in the supply of and demand for their products or services and changes in consumer sentiment and spending. Processes, products or services that at first appear promising may not prove commercially successful or may become obsolete quickly for reasons such as rapid technological developments and frequent new product introduction. Earnings disappointments and intense worldwide competition for market share can result in sharp price declines. Other factors that could adversely impact industrials companies include changes in commodity prices, depletion of resources, claims for environmental damages or product liability, and import controls.
Information Technology Sector Risk
Certain of the Funds, through the implementation of their respective investment strategies, may from time to time invest a significant portion of their assets in the information technology sector. Companies in the information technology sector may be affected by the overall economic conditions as well as by factors particular to the information technology sector. Information technology companies may be significantly affected by aggressive pricing as a result of intense competition and by rapid product obsolescence due to rapid development of technological innovations and frequent new product introduction. Other factors, such as short product cycle, possible loss or impairment of intellectual property rights, and changes in government regulations, may also adversely impact information technology companies.
Interest Rate Risk
Interest rate risk is the potential for a decline in bond prices due to rising interest rates. In general, bond prices vary inversely with interest rates. The change in a bond’s price depends on several factors, including the bond’s maturity date. The degree to which a bond’s price will change as a result of changes in interest rates is measured by its “duration.” For example, the price of a bond with a 5‑year duration would be expected under normal market conditions to decrease 5% for every 1% increase in interest rates. Generally, bonds with longer maturities have a greater duration and thus are subject to greater price volatility from changes in interest rates. Adjustable rate instruments also react to interest rate changes in a similar manner, although generally to a lesser degree (depending, however, on the characteristics of the reset terms, including the index chosen, frequency of reset and reset caps or floors, among other things). It is possible that there will be less governmental action in the near future to maintain low interest rates. The negative impact on fixed income securities from interest rate increases, regardless of the cause, could be swift and significant, which could result in significant losses by the Funds, even if anticipated by the Advisor.
Interest rates in the United States and many parts of the world, including certain European countries, are at or near historically low levels. The Federal Reserve Board (the “Federal Reserve”) lowered its benchmark interest rate several times in 2019 and 2020 as signs of economic weakness appeared and has since held its benchmark rate steady.
However, the Federal Reserve has signaled its intention to raise its benchmark rate in 2022 in an effort to tame inflation.
Changing interest rates may have unpredictable effects on fixed income and related markets, may result in heightened market volatility and may detract from Fund performance to the extent that the Fund is exposed to interest rates. During periods of low interest rates, a Fund may be less likely to maintain positive returns. Increases in interest rates may reduce liquidity for certain Fund investments, which could cause the value of a Fund’s investments and share price to decline. Interest rate increases may also lead to heightened Fund redemption activity, which may cause a Fund to lose value as a result of the costs that it incurs in turning over its portfolio and may lower its performance. A Fund that invests in derivatives tied to fixed income markets may be more substantially exposed to these risks than a Fund that does not invest in those derivatives.
Issuer Risk
The value of securities held by a Fund may decline for a number of reasons directly related to an issuer, such as changes in the financial condition of the issuer, management performance, financial leverage and reduced demand for the issuer’s goods or services. The amount of dividends paid with respect to equity securities, or the ability of an issuer to make payments in connection with debt securities, may decline for reasons that relate to the issuer, such as changes in an issuer’s financial condition or a decision by the issuer to pay a lower dividend, or for reasons that relate to the broader financial system. In addition, there may be limited public information available for the Advisor to evaluate foreign issuers.
Junk Bond Risk
Debt securities that are rated below investment grade are also commonly known as high yield securities or “junk bonds.” Junk bonds are speculative in nature. They are usually issued by companies without long track records of sales and earnings, or by companies with questionable credit strength. They may also be issued by highly leveraged companies, which may be less able to meet their contractual obligations than a less leveraged company. These bonds have a higher degree of default risk and may be less liquid than higher-rated bonds. These securities may be subject to greater price volatility due to such factors as specific issuer developments, interest rate sensitivity, negative perceptions of junk bonds generally and less secondary market liquidity. This potential lack of liquidity may make it more difficult for the Advisor to accurately value certain high yield securities held by a Fund.

Leverage Risk
Leverage created from certain types of transactions or instruments, such as borrowing, engaging in reverse repurchase agreements, entering into futures contracts or forward currency contracts, engaging in forward commitment transactions and investing in leveraged or unleveraged commodity index-linked notes, may impair a Fund’s liquidity, cause it to liquidate positions at an unfavorable time, increase its volatility or otherwise cause it not to achieve its intended result. During periods of adverse market conditions, the use of leverage may cause a Fund to lose more money than would have been the case if leverage was not used. To the extent required by applicable law or regulation, the Funds will reduce leverage risk by either segregating an equal amount of liquid assets or “covering” the transactions that introduce such risk.
LIBOR Risk
LIBOR is used extensively in the U.S. and globally as a “benchmark” or “reference rate” for various commercial and financial contracts, including corporate and municipal bonds, bank loans, asset-backed and mortgage-related securities, interest rate swaps and other derivatives. For example, debt securities in which a Fund invests may pay interest at floating rates based on LIBOR or may be subject to interest caps or floors based on LIBOR. A Fund’s derivative investments may also reference LIBOR. In addition, issuers of instruments in which a Fund invests may obtain financing at floating rates based on LIBOR, and a Fund may use leverage or borrowings based on LIBOR. The U.K. Financial Conduct Authority has announced the intention to begin phasing out the use of LIBOR. Alternative reference rates have been established or are in development in most major currencies, including with regards to the Secured Overnight Financing Rate (“SOFR”), which is intended to replace U.S. dollar LIBOR. Although the transition process away from LIBOR has become increasingly well-defined in advance of the anticipated discontinuation date, there remains uncertainty regarding the impact of the transition to a new reference rate. Any potential effects of the transition away from LIBOR on the Funds or on certain instruments in which the Funds invest can be difficult to ascertain, and they may vary depending on factors that include, but are not limited to: (i) existing fallback or termination provisions in individual contracts and (ii) whether, how, and when industry participants develop and adopt new reference rates and fallbacks for both legacy and new products and instruments. For example, certain of a Fund’s investments may involve individual contracts that have (i) no existing fallback provision or language that contemplates the discontinuation of LIBOR or (ii) inadequate fallback provisions or language that does not contemplate a permanent discontinuation of LIBOR, and those investments could experience increased volatility or reduced liquidity as a result of the transition process. In addition, interest rate provisions included in such contracts may need to be renegotiated in contemplation of the transition away from LIBOR. The transition may also result in a reduction in the value of certain instruments held by the Funds or a reduction in the effectiveness of related Fund transactions such as hedges. In addition, an instrument’s transition to a replacement rate could result in variations in the reported yields of the Fund that holds such instrument. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Funds.
Liquidity Risk
A Fund’s investments in illiquid securities may reduce the returns of the Fund because it may not be able to sell the illiquid securities at an advantageous time or price. Investments in high yield securities, foreign securities, derivatives or other securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk. Certain investments in private placements and Rule 144A securities may be considered illiquid investments.
Furthermore, reduced number and capacity of dealers and other counterparties to “make markets” in fixed income securities, in connection with the growth of the fixed income markets, may increase liquidity risk with respect to a Fund’s investments in fixed income securities. When there is no willing buyer and investments cannot be readily sold, a Fund may have to sell them at a lower price or may not be able to sell the securities at all, each of which would have a negative effect on Fund performance. These securities may also be difficult to value, and their values may be more volatile because of liquidity risk. Increased Fund redemption activity, which may occur in a rising interest rate environment or for other reasons, may negatively impact Fund performance and increase liquidity risk due to the need of the Fund to sell portfolio securities. Regulations such as the Volcker Rule or future regulations may further constrain the ability of market participants to create liquidity, particularly in times of increased market volatility. The liquidity of a Fund’s assets may change over time.
The securities of many of the companies with small- and mid‑capitalizations may have less “float” (the number of shares that normally trade) and less interest in the market and therefore are subject to greater liquidity risk.

Market Risk
Various market risks can affect the price or liquidity of an issuer’s securities in which a Fund may invest. Returns from the securities in which a Fund invests may underperform returns from the various general securities markets or different asset classes. Different types of securities tend to go through cycles of outperformance and underperformance in comparison to the general securities markets. Adverse events occurring with respect to an issuer’s performance or financial position can depress the value of the issuer’s securities. The liquidity in a market for a particular security will affect its value and may be affected by factors relating to the issuer, as well as the depth of the market for that security. Other market risks that can affect value include a market’s current attitudes about types of securities, market reactions to political or economic events, including litigation, and tax and regulatory effects (including lack of adequate regulations for a market or particular type of instrument).
Instability in the financial markets has led the U.S. government to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the securities in which a Fund invests or the issuers of such securities in ways that are unforeseeable. Legislation or regulation may also change the way in which the Funds are regulated. Such legislation or regulation could limit or preclude a Fund’s ability to achieve its investment objective. In addition, because economies and financial markets throughout the world are increasingly interconnected, the value and liquidity of a Fund’s investments may be negatively affected by economic, financial or political events or other developments in other countries and regions.
Global economies are increasingly interconnected, and political, economic and other conditions and events (including, but not limited to, natural disasters, pandemics, epidemics, and social unrest) in one country or region might adversely impact a different country or region. Furthermore, the occurrence of severe weather or geological events, fires, floods, earthquakes, climate change or other natural or man‑made disasters, outbreaks of disease, epidemics and pandemics, malicious acts, cyber-attacks or terrorist acts, among other events, could adversely impact the performance of a Fund. These events may result in, among other consequences, closing borders, exchange closures, health screenings, healthcare service delays, quarantines, cancellations, supply chain disruptions, lower consumer demand, market volatility and general uncertainty. These events could adversely impact issuers, markets and economies over the short- and long-term, including in ways that cannot necessarily be foreseen. A Fund could be negatively impacted if the value of a portfolio holding were harmed by political or economic conditions or events. Moreover, negative political and economic conditions and events could disrupt the processes necessary for the Funds’ operations.
Mid‑Capitalization Company Risk
Stock prices of mid‑capitalization companies may be more volatile than those of large-capitalization companies. Mid‑capitalization companies are also generally more likely to experience business failures than large-capitalization companies, and the stocks of mid‑capitalization companies may be less liquid, making it more difficult for a Fund to buy and sell shares of mid‑capitalization companies. In addition, mid‑capitalization companies generally have less diverse product lines than large-capitalization companies and are more susceptible to adverse business or economic developments.
Mortgage-Backed Securities Risk
Mortgage-backed securities represent participation interests in pools of mortgage loans purchased from individual lenders by a federal agency or originated and issued by private lenders. Mortgage-backed securities are subject to prepayment risk, which is the risk that in times of declining interest rates, an issuer of mortgage-backed securities or other debt securities may be able to repay principal prior to the security’s maturity, causing a Fund to have to reinvest in securities with a lower yield or higher risk of default and reducing a Fund’s income or return potential. Mortgage-backed securities are also subject to extension risk, which is the risk that in times of rising interest rates, borrowers may pay off their debt obligations more slowly, causing the market value of such securities to decline and delaying a Fund’s ability to reinvest proceeds at higher interest rates.
Because of prepayment risk and extension risk, mortgage-backed securities react differently to changes in interest rates than other bonds, and the values of some mortgage-backed securities may expose a Fund to a lower rate of return upon reinvestment of principal. When interest rates rise, the value of mortgage-related securities generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may shorten or extend the effective maturity of the security beyond what was anticipated at the time of purchase. If unanticipated rates of prepayment on underlying mortgages increase the effective maturity of a mortgage-related security, the volatility of the security can be expected to increase. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers.
Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations. Certain mortgage-backed securities are issued or guaranteed by U.S. government agencies or U.S. government-sponsored entities. While mortgage-backed securities issued by Government National Mortgage Association (Ginnie Mae) are backed by the full faith and credit of the U.S. government, mortgage-backed securities issued by various U.S. government-sponsored entities, such as Federal Home Loan Mortgage Corporation (Freddie Mac) and the Federal National Mortgage Corporation (Fannie Mae), are not backed by the full faith and credit of the U.S. government. Although the U.S. government has provided financial support to Fannie Mae and Freddie Mac, there is no assurance that the U.S. government will do so in the future.
Mortgage REIT Risk
Mortgage real estate investment trusts (“REITs”) lend money to developers and owners of properties and invest primarily in mortgages, mortgage-backed securities and similar real estate interests. Mortgage REITs are exposed to the risks specific to the real estate market as well as the risks that relate specifically to the way in which Mortgage REITs are organized and operated.
Mortgage REITs receive principal and interest payments from the owners of the mortgaged properties. Accordingly, mortgage REITs are subject to the credit risk of the borrowers to whom they extend funds, which is the risk that the borrower will be unable and/or unwilling to make timely interest and principal payments on the loan to the mortgage REIT. To the extent a mortgage REIT invests in mortgage-backed securities offered by private issuers, the mortgage REIT may be subject to the credit risk of the issuer. Mortgage REITs also are subject to the risk that the value of mortgaged properties may be less than the amounts owed on the properties. If a mortgage REIT is required to foreclose on a borrower, the amount recovered in connection with the foreclosure may be less than the amount owed to the mortgage REIT.
Mortgage REITs are subject to significant interest rate risk. Interest rate risk refers to fluctuations in the value of a mortgage REIT’s investment in fixed rate obligations resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the value of a mortgage REIT’s investment in fixed rate obligations goes down. When the general level of interest rates goes down, the value of a mortgage REIT’s investment in fixed rate obligations goes up.
Mortgage REITs typically use leverage and many are highly leveraged, which exposes them to leverage risk. Leverage risk refers to the risk that leverage created from borrowing may impair a mortgage REIT’s liquidity, cause it to liquidate positions at an unfavorable time and increase the volatility of the values of securities issued by the mortgage REIT. The use of leverage may not be advantageous to a Mortgage REIT and may cause a Mortgage REIT to lose more money than would have been the case if leverage was not used.
Mortgage REITs are subject to prepayment risk, which is the risk that borrowers may prepay their mortgage loans at faster than expected rates. Prepayment rates generally increase when interest rates fall and decrease when interest rates rise. These faster than expected payments may adversely affect a Mortgage REIT’s profitability because the Mortgage REIT may be forced to replace investments that have been redeemed or repaid early with other investments having a lower yield. Additionally, rising interest rates may cause the duration of a Mortgage REIT’s investments to be longer than anticipated and increase such investments’ interest rate sensitivity.
Mortgage REITs, like all REITs, are subject to special U.S. federal tax requirements. A Mortgage REIT’s failure to comply with these requirements may negatively affect its performance. Mortgage REITs may be dependent upon their management skills and may have limited financial resources. Mortgage REITs are generally not diversified and may be subject to heavy cash flow dependency, default by borrowers and self-liquidation.
Non‑Diversification Risk
The TCW Emerging Markets Local Currency Income Fund is organized as a non‑diversified fund under the 1940 Act, and is not subject to the general limitation that with respect to 75% of a fund’s total assets, it may not invest more than 5% of its total assets in securities of any particular issuer or hold more than 10% of the outstanding voting securities of any particular issuer (in both cases other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities and securities of other investment companies). This Fund, however, remains subject to a diversification requirement under applicable tax laws that is less strict than under the 1940 Act. Because a relatively higher percentage of such Fund’s assets may be invested in the securities of a limited number of issuers, such Fund may be more susceptible to any single economic, political or regulatory event than a diversified fund.
Non‑U.S. Sovereign Debt Risk
Investment in non‑U.S. sovereign debt can involve a high degree of risk. Legal protections available with respect to corporate issuers (e.g., bankruptcy, liquidation and reorganization laws) do not generally apply to governmental entities or sovereign debt. Accordingly, creditor seniority rights, claims to collateral and similar rights may provide limited protection and may be unenforceable. The governmental entity that controls the repayment of a non‑U.S. sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A government entity’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity’s policy toward the International Monetary Fund, and the political constraints to which a governmental entity may be subject. A Fund may have limited recourse to compel payment in the event of a default.
Changes to the financial condition or credit rating of a non‑U.S. government may cause the value of a non‑U.S. sovereign debt obligation to decline. During periods of economic uncertainty, the market prices of non‑U.S. sovereign debt may be more volatile than prices of corporate debt obligations. Investing in non‑U.S. sovereign debt obligations is generally subject to heightened risk as compared to investing in U.S. government debt obligations. Several countries have defaulted on their sovereign debt obligations in the past or encountered downgrades of their sovereign debt obligations, and those and other countries may also default on or experience downgrades or further downgrades of their sovereign debt obligations in the future.
Oil & Gas Sector Risk
Certain of the Funds, through the implementation of their respective investment strategies, may from time to time invest a significant portion of their assets in the oil and gas sector. The profitability of companies in the oil and gas industry is related to worldwide energy prices, exploration costs and production spending. Companies in the oil and gas industry may be at risk for environmental damage claims and other types of litigation. Companies in the oil and gas industry may be adversely affected by: natural disasters or other catastrophes; changes in exchange rates, interest rates or economic conditions; technological developments, prices for competitive energy services and increased competition; changes in the actual or perceived availability of oil deposits; imposition of import controls, changes in tax treatment or government regulation or government intervention; negative public perception; or unfavorable events in the regions where companies operate (e.g., expropriation, nationalization, confiscation of assets and property, imposition of restrictions on foreign investments or repatriation of capital, military coups, social or political unrest, violence or labor unrest). Companies in the oil and gas industry may have significant capital investments in, or engage in transactions involving, emerging market countries, which may heighten these risks.
Options Strategy Risk
Writing and purchasing call and put options are highly specialized activities and entail greater than ordinary investment risks. Although options are intended to enable a Fund to manage market and interest rate risks, these investments can be highly volatile and a Fund’s use of them could result in poorer investment performance. A Fund that purchases options is subject to the risk of a complete loss of the amounts paid as premiums to purchase the options. Writing call options may reduce the risk of owning equity securities, but it may also limit a Fund’s opportunity to profit from any increase in the market value of its investments. Unusual market conditions or the unavailability of a ready market for any particular option at any one specific time may reduce the effectiveness of the Fund’s options strategies, and for these and other reasons a Fund’s option strategies may not reduce the Fund’s volatility to the extent desired.
Other Investment Company Risk
Certain Funds may acquire shares in other investment companies, including U.S. or foreign investment companies, ETFs, and certain REITs, to the extent permitted by the 1940 Act. An investment in the shares of another investment company is subject to the risks associated with that investment company’s portfolio securities. Accordingly, a Fund’s investment in shares of other investment companies will fluctuate based on the performance of such investment company’s portfolio securities. As a shareholder of another investment company, a Fund would bear its proportionate share of that investment company’s expenses, including any investment advisory and administration fees. At the same time, such Fund would continue to pay its own investment advisory fees and other expenses. As a result, such Fund and its shareholders, in effect, will be absorbing two levels of fees with respect to investments in other investment companies. Other investment companies will have their own investment and valuation policies and procedures, which may vary from those of a Fund. There can be no assurance that the investment objective of any other investment company in which a Fund invests will be achieved.
Portfolio Management Risk
Portfolio management risk is the risk that an investment strategy may fail to produce the intended results. There can be no assurance that a Fund will achieve its investment objective. The Advisor’s judgments about the attractiveness, value and potential appreciation of particular securities may prove to be incorrect, and the Advisor may not anticipate actual market movements or the impact of economic conditions generally. No matter how well a portfolio manager evaluates market conditions, the securities a portfolio manager chooses may fail to produce the intended result, and you could lose money on your investment in a Fund.
Prepayment Risk
In times of declining interest rates, a Fund’s higher yielding securities may be prepaid prior to maturity, and the Fund may have to replace them with securities having a lower yield, thereby reducing the Fund’s income or return potential.
Price Volatility Risk
The value of a Fund’s investment portfolio will change as the prices of its investments go up or down. Although stocks offer the potential for greater long-term growth than most debt securities, stocks generally have higher short-term volatility. The Funds that invest primarily in the equity securities of small- and/or mid‑capitalization companies are generally subject to greater price volatility than mutual funds that primarily invest in large companies.
Different parts of the market and different types of securities can react differently to developments. Issuer, political or economic developments can affect a single issuer, issuers within an industry or economic sector or geographic region or market as a whole.
Prices of most securities tend to be more volatile in the short-term. Therefore, if you trade frequently or redeem in the short-term, you are more likely to incur a loss than an investor who holds investments for the longer-term. The fewer the number of issuers in which a Fund invests, the greater the potential volatility of its portfolio.
Public Health Emergency Risk and Impact of the Coronavirus (COVID‑19)
Pandemics and other local, national, and international public health emergencies, including outbreaks of infectious diseases such as SARS, H1N1/09 Flu, the Avian Flu, Ebola and the current outbreak of the novel coronavirus (“COVID‑19”), can result, and in the case of COVID‑19 is resulting, in market volatility and disruption, and any similar future emergencies may materially and adversely impact economic production and activity in ways that cannot be predicted, all of which could result in substantial investment losses.
This outbreak has caused a worldwide public health emergency, straining healthcare resources and resulting in extensive and growing numbers of infections, hospitalizations and deaths. In an effort to contain COVID‑19, local, regional, and national governments, as well as private businesses and other organizations, have imposed and continue to impose severely restrictive measures, including instituting local and regional quarantines, restricting travel (including closing certain international borders), prohibiting public activity (including “stay‑at‑home,” “shelter‑in‑place,” and similar orders), and ordering the closure of a wide range of offices, businesses, schools, and other public venues. Consequently, COVID‑19 has significantly diminished and disrupted global economic production and activity of all kinds and has contributed to both volatility and a severe decline in financial markets.
The ultimate impact of COVID‑19 (and of the resulting precipitous decline and disruption in economic and commercial activity across many of the world’s economies) on global economic conditions, and on the operations, financial condition, and performance of any particular market, industry or business, is impossible to predict. However, ongoing and potential additional materially adverse effects, including further global, regional and local economic downturns (including recessions) of indeterminate duration and severity, are possible. The ongoing COVID‑19 crisis and any other public health emergency could have a significant adverse impact on the Funds’ investments and result in significant investment losses.
REIT and Real Estate Company Risk
REITs are pooled investment vehicles that typically invest directly in real estate, mortgages and/or loans collateralized by real estate. The value of a Fund’s investments in REITs and real estate companies may generally be affected by factors affecting the value of real estate and the earnings of companies engaged in the real estate industry. These factors include, among others: (i) changes in general economic and market conditions; (ii) changes in the value of real estate properties; (iii) risks related to local economic conditions, overbuilding and increased competition; (iv) increases in property taxes and operating expenses; (v) changes in zoning or environmental laws and regulations and other government actions such as tax increases and reduced funding for schools, parks, garbage collection or other public services; (vi) casualty and condemnation losses; (vii) variations in rental income, neighborhood values or the appeal of property to tenants; and (viii) changes in interest rates. Many real estate companies utilize leverage, which increases investment risk and could adversely affect a company’s operations and market value in periods of rising interest rates. The value of securities of companies in the real estate industry may go through cycles of relative underperformance and outperformance in comparison to equity securities markets in general. Real estate companies may own a limited number of properties or concentrate their investments in a particular geographic region, industry or property type and may experience a high volume of defaults within a short period.
REITs are subject to a highly technical and complex set of provisions in the Internal Revenue Code of 1986, as amended (the “Code”). It is possible that a Fund may invest in a real estate company, which purports to be a REIT but fails to qualify as a REIT. In the event of any such unexpected failure to qualify as a REIT, the purported REIT would not qualify for tax‑free “pass-through” of income and would be subject to corporate level taxation, thereby significantly reducing the return to the Fund on its investment in such company. REITs are also subject to heavy cash flow dependency and self-liquidation.
Investments in REIT equity securities may require a Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, a Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. A Fund’s investments in REIT equity securities may at other times result in the Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes such amounts, such distribution could constitute a return of capital to Fund shareholders for federal income tax purposes. Dividends received by a Fund from a REIT generally will not constitute qualified dividend income.
REITs often do not provide complete tax information to shareholders until after the calendar year‑end. Consequently, because of the delay, it may be necessary for a Fund to request permission to extend the deadline for issuance of Forms 1099‑DIV to shareholders of the Fund.
Securities Selection Risk
The specific securities held in a Fund’s investment portfolio may underperform those held by other funds investing in the same asset class or benchmarks that are representative of the asset class because of a portfolio manager’s choice of securities.
Small-Capitalization Company Risk
Stock prices of small-capitalization companies may be more volatile than those of larger companies. Small-capitalization companies are also generally more susceptible to adverse business and economic developments than mid‑ or large-capitalization companies. Securities of small-capitalization companies may be thinly traded, making it more difficult for a Fund to buy and sell shares of small-capitalization companies or to value such shares. In addition, small-capitalization companies are typically less financially stable than larger, more established companies and may depend on a small number of essential personnel, making these companies more susceptible to adverse effects due to the loss of personnel. Small-capitalization companies also normally have less diverse product lines than those of mid‑ or large-capitalization companies and are more susceptible to adverse developments concerning their products.
South Korea Investing Risks
Investing in South Korean securities has special risks, including those related to political, economic and social instability in South Korea and the potential for increased militarization in North Korea. Securities trading on South Korean securities markets are concentrated in a relatively small number of issuers, which results in potentially fewer investment opportunities for the Fund. South Korea’s financial sector has shown certain signs of systemic weakness and illiquidity, which, if exacerbated, could prove to be a material risk for investments in South Korea. South Korea is dependent on foreign sources for its energy needs. A significant increase in energy prices could have an adverse impact on South Korea’s economy. The South Korean government has historically exercised and continues to exercise substantial influence over many aspects of the private sector. The South Korean government from time to time has informally influenced the prices of certain products, encouraged companies to invest or to concentrate in particular industries and induced mergers between companies in industries experiencing excess capacity.
Taiwan Investing Risks
The political reunification of China and Taiwan, over which China continues to claim sovereignty, is a highly complex issue and is unlikely to be settled in the near future. Political or economic disturbances may have an adverse impact on the values of investments in either China or Taiwan, or make investments in China and Taiwan impractical or impossible. Any escalation of hostility between China and/or Taiwan would likely have a significant adverse impact on the value of investments in both countries and the region.
Subsidiary Risk
By investing in the Subsidiary, the TCW Enhanced Commodity Strategy Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The derivatives and other investments held by the Subsidiary are generally similar to those that are permitted to be held by the TCW Enhanced Commodity Strategy Fund and are subject to the same risks that apply to similar investments if held directly by the TCW Enhanced Commodity Strategy Fund. These risks are described elsewhere in this Prospectus. There is no guarantee that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the 1940 Act, and, unless otherwise noted in this Prospectus, is not subject to all the investor protections afforded by the 1940 Act. In addition, changes in the laws of the United States and/or the Cayman Islands could result in the inability of the TCW Enhanced Commodity Strategy Fund and/or the Subsidiary to operate as described in this Prospectus and the Statement of Additional Information (the “SAI”) and could adversely affect the TCW Enhanced Commodity Strategy Fund.
Tax Risk
The TCW Enhanced Commodity Strategy Fund gains exposure to the commodities markets through investments in commodity-linked derivative instruments backed by a portfolio of Fixed Income Instruments (as defined in the Fund Summary for the TCW Enhanced Commodity Strategy Fund), including commodity index-linked notes, swap agreements, commodity options, futures, and options on futures. The TCW Enhanced Commodity Strategy Fund may also gain exposure indirectly to commodity markets by investing in the Subsidiary, which invests primarily in commodity-linked swap agreements and other commodity-linked derivative instruments. In order for the TCW Enhanced Commodity Strategy Fund to qualify as a regulated investment company under Subchapter M of the Code, the TCW Enhanced Commodity Strategy Fund must derive at least 90% of its gross income each taxable year from certain qualifying sources of income. The TCW Enhanced Commodity Strategy Fund has received a private letter ruling from the Internal Revenue Service (“IRS”) confirming that income from the TCW Enhanced Commodity Strategy Fund’s investment in the Subsidiary and income derived from certain commodity index-linked notes will constitute “qualifying income” for purposes of Subchapter M.
It should be noted, however, that the IRS currently has suspended the issuance of such rulings pending further review. There can be no assurance that the IRS will not change its position that income derived from commodity index-linked notes and wholly-owned subsidiaries is qualifying income. Furthermore, the tax treatment of commodity index-linked notes, other commodity-linked derivatives, and the TCW Enhanced Commodity Strategy Fund’s investments in the Subsidiary may otherwise be adversely affected by future legislation, Treasury Regulations and/or guidance issued by the IRS. Such developments could affect the character, timing and/or amount of the TCW Enhanced Commodity Strategy Fund’s taxable income or any distributions made by the TCW Enhanced Commodity Strategy Fund or result in the inability of the TCW Enhanced Commodity Strategy Fund to operate as described in this Prospectus and the SAI.
Underlying Fund Allocation Risk
The TCW Conservative Allocation Fund seeks to achieve its investment objective by investing substantially all of its assets in a combination of other funds (the “Underlying Funds”) through the implementation of a strategic asset allocation strategy. As a result, a principal risk of investing in that Fund is the risk that the Advisor will make less than optimal or poor allocation decisions on selecting the appropriate mix of the Underlying Funds. The Advisor attempts to determine investment allocations that will optimize returns given various levels of risk tolerance. However, there is no guarantee that such allocation techniques and processes will produce the desired results.
Underlying Fund Risk
The TCW Conservative Allocation Fund invests substantially all of its assets in the Underlying Funds, and therefore, the risks associated with investing in the Fund are closely related to the risks associated with the securities and other investments held by the Underlying Funds. The ability of the TCW Conservative Allocation Fund to achieve its investment objective will depend upon the ability of the Underlying Funds to achieve their respective investment objectives. There can be no assurance that the investment objective of any Underlying Fund will be achieved.
U.S. Government Securities Risk
Some U.S. government securities, such as Treasury bills, notes, and bonds and mortgage-backed securities guaranteed by the Ginnie Mae, are supported by the full faith and credit of the United States, while others are supported by the right of the issuer to borrow from the U.S. Treasury, by the discretionary authority of the U.S. government to purchase the agency’s obligations, or by the credit of the issuing agency, instrumentality, or enterprise only. In addition, certain governmental entities have been subject to regulatory scrutiny regarding their accounting policies and practices and other concerns that may result in legislation, changes in regulatory oversight and/or other consequences that could adversely affect the credit quality, availability or investment character of securities issued or guaranteed by these entities. In recent periods, the values of U.S. government securities have been affected substantially by increased demand for them around the world. Changes in the demand for U.S. government securities may occur at any time and may result in increased volatility in the values of those securities.
U.S. Treasury Obligations Risk
While credit risk for U.S. treasury obligations is generally considered low, U.S. treasury obligations are subject to interest rate risk, particularly for those with longer term. In addition, certain political events in the U.S., such as a prolonged government shut down, may cause investors to lose confidence in the U.S. government and may cause the value of U.S. treasury obligations to decline. A significant portion of U.S. treasury obligations is held by foreign governments, including China, Japan, Ireland and Brazil. Strained relations with these foreign countries may result in the sale of
U.S. treasury obligations by these foreign governments, causing the value of U.S. treasury obligations to decline.
Valuation Risk
Portfolio instruments may be sold at prices different from the values established by a Fund, particularly for investments that trade in low volume, in volatile markets or over the counter or that are fair valued. Portfolio securities may be valued using techniques other than market quotations in circumstances described under “Calculation of NAV.” This is more likely for certain types of derivatives such as swaps. The value established for a portfolio security may be different than the value that would be produced through the use of another methodology or if it had been priced using market quotations. Portfolio securities that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. A Fund may from time to time purchase an “odd lot” or smaller quantity of a security that trades at a discount to the price of a “round lot” or larger quantity preferred for trading by institutional investors. If a Fund is able to combine an odd lot purchase with an existing holding to make a round lot or larger position in the security, the Fund may be able to immediately increase the value of the security purchased, in accordance with its valuation procedures. There is no assurance that the Fund could sell a portfolio security for the value established for it at any time and it is possible that the Fund would incur a loss because a portfolio security is sold at a discount to its established value.
Value Investing Risk
Undervalued stocks may not realize their perceived value for extended periods of time or may never realize their perceived value. Value stocks may respond differently to market and other developments than other types of stocks. The value investment style may be out of favor or may not produce the best results over short or longer time periods and may increase the volatility of a Fund’s share price. Value-oriented funds typically underperform when growth investing is in favor.
Additional Risks
Cybersecurity Risk
The use of technology is prevalent in the course of business and, as a result, the Funds have become potentially more susceptible to operational and information security risks resulting from breaches in cybersecurity. A breach in cybersecurity could result from intentional or unintentional cyber events from outside threat actors or internal resources that may, among other matters, cause a Fund to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Cybersecurity breaches may involve unauthorized access to a Fund’s digital information systems (e.g., through “hacking,” malicious software coding, etc.), from multiple sources including outside attacks such as denial‑of‑service attacks (i.e., efforts to make network services unavailable to intended users), or cyber extortion including exfiltration of data held for ransom and/or “ransomware” attacks that renders systems inoperable until ransom is paid or insider actions. In addition, cybersecurity breaches involving a Fund’s third-party service providers (including but not limited to investment advisers, administrators, transfer agents, custodians, vendors, suppliers, distributors and other third parties), trading counterparties or issuers in which a Fund invests can also subject a Fund to many of the same risks associated with direct cybersecurity breaches or extortion of company data. Moreover, cybersecurity breaches involving trading counterparties or issuers in which a Fund invests could adversely impact these counterparties or issuers and cause the Fund’s investment to lose value.
Cybersecurity failures or breaches may result in financial losses to a Fund and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with a Fund’s ability to calculate its NAV, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; third-party claims in litigation; reputational damage; reimbursement or other compensation costs; additional compliance and cybersecurity risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to seek to prevent cybersecurity incidents in the future.
Like with operational risk in general, the Funds have established business continuity plans and other systems designed to reduce the risks associated with cybersecurity. However, there are inherent limitations in these plans and systems, including that certain risks may not have been identified, in large part because different or unknown threats may be unknown or emerge in the future. As such, there is no guarantee that these efforts will succeed, especially because the Funds do not directly control the cybersecurity systems of issuers in which a Fund may invest, trading counterparties or third-party service providers to the Funds. These entities may have experienced cybersecurity attacks and other attempts to gain unauthorized access to systems from time to time, and there is no guarantee that efforts to prevent or mitigate the effects of these attacks will be successful. There is also a risk that cybersecurity breaches may not be detected, or may not be detected for a meaningful period of time. The Funds and their shareholders may suffer losses as a result of a cybersecurity breach related to the Funds, their service providers, trading counterparties or the issuers in which a Fund invests.
Environmental, Social, and Governance (ESG) Risk
Certain of the Advisor’s portfolio managers may utilize various environmental, sustainability, social responsibility, and governance metrics as part of their investment process. We are not aware of any universally agreed upon objective standards for assessing ESG factors for companies. Rather, these factors tend to have many subjective characteristics, can be difficult to analyze, and frequently involve a balancing of a company’s business plans, objectives, actual conduct and other factors. ESG factors can vary over different periods and can evolve over time. They may also be difficult to apply consistently across regions, countries, industries or sectors. For these reasons, ESG standards may be aspirational and tend to be stated broadly and applied flexibly. In addition, investors and others may disagree as to whether a certain company satisfies ESG standards given the absence of generally accepted criteria and inconsistencies in reporting by issuers. As a diversified asset manager, TCW does not require a one‑size‑fits all approach to ESG investing. Rather, TCW expects its portfolio managers and other investment personnel to consider ESG factors as appropriate to their respective strategies, conducive to meeting their clients’ investment objectives, and generally in the best interest of their clients. In implementing ESG standards into the investment strategy of a Fund, each portfolio manager accordingly has the discretion to identify and implement ESG standards in such manner as they feel will meet the foregoing goals. There can be no guarantee that a company that a portfolio manager believes to meet one or more ESG standards will actually conduct its affairs in a manner that is less destructive to the environment, or will actually promote positive social and economic developments. In addition, in evaluating an investment, the Advisor is dependent upon information and data obtained through third-party sources that may be incomplete, inaccurate or unavailable, which could adversely affect the analysis of the ESG issues relevant to a particular investment.
Globalization Risk
The growing inter-relationship of global economies and financial markets has magnified the effect of conditions in one country or region on issuers of securities in a different country or region. In particular, the adoption or prolongation of protectionist trade policies by one or more countries, changes in economic or monetary policy in the United States or abroad, or a slowdown in the United States economy could lead to a decrease in demand for products and reduced flows of capital and income to companies in other countries. Those events might particularly affect companies in emerging and developing market countries.
Publicly Traded Partnership (“PTP”) and Master Limited Partnership (“MLP”) Risk
Investments in securities of a PTP or MLP are subject to risks that differ from investments in common stock, including risks related to limited control and limited rights to vote on matters affecting the PTP or MLP, risks related to potential conflicts of interest between the PTP or MLP’s limited partners and the PTP or MLP’s general partner, cash flow risks, dilution risks and risks related to the general partner’s right to require unit-holders to sell their common units at an undesirable time or price. Certain PTPs and MLP securities may trade in lower volumes due to their smaller capitalizations. Accordingly, those PTPs or MLPs may be subject to more abrupt or erratic price movements and may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price. Investment in those PTPs or MLPs may restrict a Fund’s ability to take advantage of other investment opportunities. PTPs and MLPs are generally considered interest-rate sensitive investments. During periods of interest rate volatility, these investments may not provide attractive returns.
Securities Lending Risk
Each Fund (other than the TCW Conservative Allocation Fund) may lend portfolio securities with a value equal to up to 25% of its total assets, including collateral received for securities lent. If a Fund lends securities, there is a risk that the securities will not be available to the Fund on a timely basis, and the Fund, therefore, may lose the opportunity to sell the securities at a desirable price. In addition, as with other extensions of credit, there is the risk of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Also, there is the risk that the value of the investment of the collateral could decline causing a Fund to lose money.
Swap Agreements Risk
Swap agreements are two‑party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than a year. In a standard swap transaction, two parties agree to exchange the returns earned on specific assets, such as the return on, or increase in value of, a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index. Risks inherent in the use of swaps of any kind include: (1) swap contracts may not be assigned without the consent of the counterparty; (2) potential default of the counterparty to the swap if it is not subject to centralized clearing; (3) absence of a liquid secondary market for any particular swap at any time; and (4) possible inability of a Fund to close out the swap transaction at a time that otherwise would be favorable for it to do so.
Certain types of over‑the‑counter (“OTC”) derivatives, such as various types of swaps, are required to be cleared through a central clearing organization that is substituted as the counterparty to each side of the transaction. Each party will be required to maintain its positions through a clearing broker. Although central clearing generally is expected to reduce counterparty risk, it creates additional risks. A clearing broker or organization may not be able to perform its obligations. Cleared derivatives transactions may be more expensive to maintain than OTC transactions, or require a Fund to deposit increased margin. A transaction may be subject to unanticipated close‑out by the clearing organization or a clearing broker. A Fund may be required to indemnify a swap execution facility or a broker that executes cleared swaps against losses or costs that may be incurred as a result of the Fund’s transactions. A Fund also is subject to the risk that no clearing member is willing to clear a transaction entered into by the Fund.
The U.S. and foreign governments are in the process of adopting and implementing regulations governing derivatives markets, including clearing, margin, reporting, and registration requirements. The ultimate impact of the regulations remains unclear. The effect of the regulations could be, among other things, to restrict a Fund’s ability to engage in swap transactions or increase the costs of those transactions.

Management of the Funds

Investment Advisor
The Funds’ investment advisor is TCW Investment Management Company LLC and is headquartered at 865 South Figueroa Street, Suite 1800, Los Angeles, California 90017. The Advisor was organized in 1987 as a wholly owned subsidiary of The TCW Group, Inc. (“TCW”). The Advisor is registered with the Securities and Exchange Commission (the “SEC”) as an investment advisor under the Investment Advisers Act of 1940, as amended.
As of December 31, 2021, the Advisor and its affiliated companies, which provide a variety of investment management and investment advisory services, had approximately $264 billion in assets under management or committed to management (of which $57.4 billion related specifically to the Advisor).
Portfolio Managers
Certain information about each Fund’s portfolio manager(s) is provided in the Fund Summary for each Fund at the beginning of this Prospectus. Please see the SAI for additional information about other accounts managed by the portfolio managers, the portfolio managers’ compensation and the portfolio managers’ ownership of shares of the Fund(s) they manage.
Listed below are the individuals who are primarily responsible for the day‑to‑day management of each Fund’s portfolio, including a summary of each portfolio manager’s business experience during the past five years. (Positions with TCW and its affiliates may have changed over time.)

TCW Artificial Intelligence Equity Fund
Jeffrey W. Lin, CFA (Lead Portfolio Manager)	Managing Director, the Advisor and TCW, LLC.

Thomas Lee	Managing Director, the Advisor and TCW, LLC.

TCW Global Real Estate Fund
Iman Brivanlou	Managing Director, the Advisor and TCW LLC.

Ted Tawinganone	Senior Vice President, the Advisor and TCW LLC since March 2014. Prior to joining TCW, Mr. Tawinganone was a Portfolio Manager and Senior Research Associate at Aria Partners.

TCW New America Premier Equities Fund
Joseph R. Shaposhnik	Managing Director, the Advisor and TCW LLC.

TCW Relative Value Dividend Appreciation Fund
Diane E. Jaffee (Lead Portfolio Manager)	Group Managing Director, the Advisor and TCW LLC.

Bo Fifer, CFA (Co‑Portfolio Manager)	Senior Vice President, the Advisor and TCW LLC.

TCW Relative Value Large Cap Fund
Diane E. Jaffee (Lead Portfolio Manager)	See above.

Matthew J. Spahn (Co‑Portfolio Manager)	Managing Director, the Advisor and TCW LLC.

TCW Relative Value Mid Cap Fund
Diane E. Jaffee (Lead Portfolio Manager)	See above.

Mona Eraiba (Co‑Portfolio Manager)	Senior Vice President, the Advisor and TCW LLC.

TCW Select Equities Fund

Craig C. Blum	Group Managing Director, the Advisor and TCW LLC.

TCW Core Fixed Income Fund
Stephen M. Kane	Group Managing Director, the Advisor, TCW Asset Management Company LLC, TCW LLC and Metropolitan West Asset Management, LLC.

Laird R. Landmann	Group Managing Director, the Advisor, TCW Asset Management Company LLC, TCW LLC and The TCW Group, Inc. and President, Metropolitan West Asset Management, LLC.

Bryan Whalen	Group Managing Director, the Advisor, TCW Asset Management Company LLC, TCW LLC and Metropolitan West Asset Management, LLC.

TCW Enhanced Commodity Strategy Fund

Bret R. Barker	Managing Director, the Advisor and TCW LLC.

Ruben Hovhannisyan	Managing Director, the Advisor, TCW LLC and Metropolitan West Asset Management, LLC. Mr. Hovhannisyan joined TCW from Metropolitan West Asset Management company in December 2009. Prior to 2007, Mr. Hovhannisyan was an associate at KPMG Structured Finance Group.

Stephen M. Kane	See above.

Bryan Whalen	See above.

TCW Global Bond Fund
Stephen M. Kane	See above.

Marcela Meirelles	Managing Director, the Advisor and TCW LLC since February 2013. Prior to joining TCW in 2006, Ms. Meirelles was an economist with the Research Department of Kansas City Federal Reserve Bank.

Bryan Whalen	See above.

TCW High Yield Bond Fund
Jerry Cudzil	Managing Director, the Advisor and TCW LLC.

Stephen M. Kane	See above.

Laird R. Landmann	See above.

Steven J. Purdy	Managing Director, the Advisor, TCW LLC and Metropolitan West Asset Management, LLC since March 2016. Prior to joining TCW, Mr. Purdy was a Managing Director at TPG and Goldman Sachs.

TCW Short Term Bond Fund
Stephen M. Kane	See above.

Laird R. Landmann	See above.

Bryan Whalen	See above.

TCW Total Return Bond Fund
Harrison Choi	Managing Director, the Advisor, TCW LLC and Metropolitan West Asset Management, LLC.

Elizabeth Crawford	Managing Director, the Advisor, TCW LLC and Metropolitan West Asset Management, LLC.

Mitch Flack	Managing Director, the Advisor, TCW LLC and Metropolitan West Asset Management, LLC.

Laird R. Landmann	See above.

Bryan Whalen	See above.

TCW Developing Markets Equity Fund
Andrey Glukhov	Managing Director, the Advisor and TCW LLC.

TCW Emerging Markets Income Fund
Penelope D. Foley	Group Managing Director, the Advisor, TCW Asset Management Company LLC and TCW LLC.

David I. Robbins	Group Managing Director, the Advisor and TCW LLC.

Alex Stanojevic	Group Managing Director, the Advisor and TCW LLC. Prior to 2017, Mr. Stanojevic served as Head Trader for the TCW Emerging Market Team. Mr. Stanojevic joined TCW in 2005 from Coast Asset Management LP.

Javier Segovia (Co‑Manager)	Managing Director, the Advisor and TCW LLC.

TCW Emerging Markets Local Currency Income Fund
Penelope D. Foley	See above.

David I. Robbins	See above.

Alex Stanojevic	See above.

TCW Emerging Markets Multi-Asset Opportunities Fund
Penelope D. Foley	See above.

Andrey Glukhov, CFA	See above.

David I. Robbins	See above.

Alex Stanojevic	See above.

TCW Conservative Allocation Fund
Adam T. Coppersmith	Managing Director, the Advisor and TCW LLC.

Stephen M. Kane	See above.

Michael P. Reilly	Group Managing Director & Chief Investment Officer — U.S. Equities, the Advisor and TCW LLC.
Advisory Agreement
TCW Funds, Inc. (the “Corporation”), on behalf of each Fund, and the Advisor have entered into an Investment Advisory and Management Agreement, as amended (the “Advisory Agreement”), under the terms of which the Funds have employed the Advisor to, subject to the direction and supervision of the Board of Directors of the Corporation (the “Board of Directors”), provide investment advisory and management services, including, among others, managing the investment of the assets of each Fund, placing orders for the purchase or sale of portfolio securities for each Fund, administering the day‑to‑day operations of each Fund, furnishing to the Corporation office space and all necessary office facilities, supplies and equipment, and arranging for officers or employees of the Advisor to serve, without compensation from the Corporation, as officers, directors or employees of the Corporation.
Under the Advisory Agreement, each Fund pays to the Advisor, as compensation for the services rendered, facilities furnished, and expenses paid by it, the following fees:

Fund	Annual Management Fee (As Percent of Average Net Asset Value)
TCW Artificial Intelligence Equity Fund	0.70%
TCW Global Real Estate Fund	0.80%

Fund	Annual Management Fee (As Percent of Average Net Asset Value)
TCW New America Premier Equities Fund	0.65%
TCW Relative Value Dividend Appreciation Fund	0.60%
TCW Relative Value Large Cap Fund	0.60%
TCW Relative Value Mid Cap Fund	0.70%
TCW Select Equities Fund	0.65%
TCW Core Fixed Income Fund	0.40%
TCW Enhanced Commodity Strategy Fund	0.50%
TCW Global Bond Fund	0.50%
TCW High Yield Bond Fund	0.45%
TCW Short Term Bond Fund	0.35%
TCW Total Return Bond Fund	0.40%
TCW Developing Markets Equity Fund	0.80%
TCW Emerging Markets Income Fund	0.75%
TCW Emerging Markets Local Currency Income Fund	0.75%
TCW Emerging Markets Multi-Asset Opportunities Fund	0.90%
The TCW Conservative Allocation Fund does not directly pay the Advisor a management fee. However, the Advisor or its affiliate serves as the investment advisor to the Underlying Funds in which the TCW Conservative Allocation Fund invests and is paid an annual management fee by those Underlying Funds. As a result, shareholders of the TCW Conservative Allocation Fund indirectly bear a portion of the management fees paid by, and other expenses of, the Underlying Funds in which the TCW Conservative Allocation Fund invests.
The Subsidiary has entered into a separate advisory agreement with the Advisor for the management of the Subsidiary’s portfolio, pursuant to which the Subsidiary is obligated to pay the Advisor a management fee at the same rate that the TCW Enhanced Commodity Strategy Fund pays the Advisor pursuant to the Advisory Agreement. The Advisor has agreed to waive the management fee it receives from the TCW Enhanced Commodity Strategy Fund in an amount equal to the management fee paid to the Advisor by the Subsidiary for the management of the portion of the TCW Enhanced Commodity Strategy Fund’s assets invested in the Subsidiary. This waiver may not be terminated without the consent of the Board of Directors.
Pursuant to an Expense Limitations letter agreement, the Advisor has agreed that in the event the overall operating expenses of the Class I, Class N, or Plan Class shares of a

Fund listed below exceed the stated expense limit on an annualized basis, the Advisor will reimburse the class or classes of such Fund in respect of such shares for the difference. Each expense limitation does not include any expenses attributable to interest, brokerage, extraordinary expenses and acquired fund fees and expenses, if any. This contractual expense limitation will continue to March 1, 2023, and before that date, the Advisor may not terminate this arrangement without prior approval of the Board of Directors.

U.S. Equity Funds
TCW Artificial Intelligence Equity Fund
I Class Shares	0.90%
N Class Shares	1.00%
TCW Global Real Estate Fund[1]
I Class Shares	0.90%
N Class Shares	1.00%
TCW Relative Value Dividend Appreciation Fund
I Class Shares	0.70%
N Class Shares	0.90%
TCW Relative Value Large Cap Fund
I Class Shares	0.70%
N Class Shares	0.90%
TCW Relative Value Mid Cap Fund
I Class Shares	0.85%
N Class Shares	0.95%
TCW Select Equities Fund
I Class Shares	0.80%
N Class Shares	1.00%
U.S. Fixed Income Funds
TCW Core Fixed Income Fund
I Class Shares	0.49%
N Class Shares	0.70%
Plan Class Shares	0.44%
TCW Enhanced Commodity Strategy Fund
I Class Shares	0.70%
N Class Shares	0.75%
TCW Global Bond Fund
I Class Shares	0.60%
N Class Shares	0.70%
TCW High Yield Bond Fund
I Class Shares	0.55%
N Class Shares	0.80%
TCW Short Term Bond Fund
I Class Shares	0.44%
TCW Total Return Bond Fund
I Class Shares	0.49%
N Class Shares	0.70%
Plan Class Shares	0.44%
International Funds
TCW Developing Markets Equity Fund[2]
I Class Shares	0.95%
N Class Shares	1.15%

TCW Emerging Markets Income Fund
I Class Shares	0.85%
N Class Shares	0.95%
Plan Class Shares	0.77%
TCW Emerging Markets Local Currency Income Fund
I Class Shares	0.85%
N Class Shares	0.90%
TCW Emerging Markets Multi-Asset Opportunities Fund
I Class Shares	1.00%
N Class Shares	1.20%
Asset Allocation Fund
TCW Conservative Allocation Fund
I Class Shares	0.85%
N Class Shares	0.85%

[1]
The contractual expense limitation shown in the table for the TCW Global Real Estate Fund reflects the rate effective as of March 1, 2021. Prior to March 1, 2021, the contractual expense limitation was 1.00% for I Class Shares and 1.15% for N Class Shares of the Fund.

[2]
The contractual expense limitation shown in the table for the TCW Developing Markets Equity Fund reflects the rate effective as of March 1, 2021. Prior to March 1, 2021, the contractual expense limitation was 1.25% for I Class Shares and 1.25% for N Class Shares of the Fund.

In addition to the contractual expense limitations listed above that apply to certain Funds, the Advisor has agreed to reduce its investment management fee or to pay the operating expenses of each Fund to limit the Fund’s operating expenses to an amount not to exceed the previous month’s expense ratio average for comparable funds as calculated by Lipper Inc. This expense limitation is voluntary and terminable by either the Advisor or the Board of Directors on six months’ prior notice. This voluntary limitation and the contractual fee waiver and/or expense reimbursement exclude interest, brokerage, extraordinary expenses, and acquired fund fees and expenses, if any.
A discussion regarding the basis for the Board of Directors’ approval of the Advisory Agreement for each Fund is contained in the Corporation’s annual report to shareholders for the fiscal year ended October 31, 2021.
Payments by the Advisor
The Advisor pays certain costs of marketing the Funds from legitimate profits from its management fees and other resources available to it. The Advisor may also share with financial intermediaries (as defined below in the “Your Investment — Account Policies and Services — Calculation of NAV” section) certain marketing expenses or pay for the opportunity to distribute the Funds, sponsor informational meetings, seminars, client awareness events, support for marketing materials, or business building programs. The Advisor or its affiliates may pay amounts from their own resources to third parties, including brokerage firms, banks, financial advisors, retirement plan service providers, and other financial intermediaries for providing record keeping, sub‑accounting, transaction processing and other administrative services. These payments, which may be substantial, are in addition to any fees that may be paid by the Funds for these types of or other services.
The amount of these payments is determined from time to time by the Advisor and may differ among such financial intermediaries. Such payments may provide incentives for such parties to make shares of the Funds available to their customers, and may allow the Funds greater access to such parties and their customers than would be the case if no payments were paid. Such access advantages include, but are not limited to, placement of a Fund on a list of mutual funds offered as investment options to the financial intermediary’s customers (sometimes referred to as “Shelf Space”); access to the financial intermediary’s registered representatives; and/or ability to assist in training and educating the financial intermediary’s registered representatives. These payment arrangements will not, however, change the price an investor pays for shares of a Fund or the amount that the Fund receives to invest on behalf of the investor. These payments may create potential conflicts of interest between an investor and a financial intermediary who is recommending a particular Fund over other mutual funds. You may wish to consider whether such arrangements exist when evaluating any recommendations to purchase or sell shares of a Fund and you should contact your financial intermediary for details about any payments it may receive from the Funds or from the Advisor. Payments are typically based on a percentage of assets under management or based on the number of customer accounts or a combination thereof.
Multiple Class Structure
All of the Funds currently offer two classes of shares: Class I shares and Class N shares, except for the TCW Short Term Bond Fund, which only offers Class I shares, and the TCW Core Fixed Income Fund, TCW Total Return Bond Fund, and TCW Emerging Markets Income Fund, which also offer Plan
Class shares. Shares of each class of a Fund represent an equal pro rata interest in that Fund and each class generally has the same voting, liquidation, and other rights. The Class I and Plan Class shares are offered at the current net asset value. The Class N shares are offered at the current net asset value, but are subject to fees imposed under a distribution plan (the “Distribution Plan”) adopted pursuant to Rule 12b‑1 under the 1940 Act. Pursuant to the Distribution Plan, each Fund compensates the Funds’ distributor for distribution and related services at a rate equal to 0.25% of the average daily net assets of that Fund attributable to its Class N shares. The fees may be used to pay the Fund’s distributor for distribution services and sales support services provided in connection with Class N shares. The fee may also be used to pay financial intermediaries for the sales support services and related expenses and shareholder servicing fees. The shareholder servicing fees are paid to compensate financial intermediaries for the administration and servicing of shareholder accounts and are not costs which are primarily intended to result in the sale of the Fund’s shares. Because these fees are paid out of the Fund’s Class N assets on an on‑going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Because the expenses of each class may differ, the performance of each class is expected to differ.
Other Shareholder Servicing Expenses Paid by the Funds
The Funds are authorized to compensate each broker-dealer and other third-party intermediary up to such percentage as approved by the Board of Directors of the assets serviced for a Fund by that intermediary for shareholder services to each Fund and its shareholders invested in the I Share or N Share class. These services constitute sub‑recordkeeping, sub‑transfer agent or similar services and are similar in scope to services provided by the transfer agent to the Funds. These expenses paid by a Fund would remain subject to any overall expense limitations applicable to that Fund. These expenses are in addition to any payment of any amounts through the Distribution Plan. This amount may be adjusted, subject to approval by the Board of Directors. Plan Class shares do not make payments to broker-dealers or other financial intermediaries.

Your Investment — Account
Policies and Services
Buying Shares

You pay no sales charges to invest in a Fund. Your price for a Fund’s shares is the Fund’s net asset value per share (“NAV”) which is calculated as of the close of trading on the New York Stock Exchange (“NYSE”) (usually 4:00 p.m. Eastern time or the time trading closes on the NYSE, whichever is earlier) every day the NYSE is open. In addition to Saturday and Sunday, the NYSE is closed on the days that the following holidays are observed: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving and Christmas Day. Shares cannot be purchased by wire transactions on days when banks are closed.
Calculation of NAV
The NAV of each Class of a Fund is determined by adding the value of that Class’s securities, cash and other assets, subtracting all expenses and liabilities attributable to that Class, and then dividing by the total number of shares of that Class issued and outstanding ((assets-liabilities)/# of shares = NAV).
Your order will be priced at the next NAV calculated after your order is accepted by the Corporation. Orders received by the Funds’ transfer agent from dealers, brokers or other service providers, which may include the Funds’ investment manager on behalf of its separate account clients, (“financial intermediaries”) after the NAV for the day is determined will receive that same day’s NAV if the orders were received by the financial intermediary from its customers prior to 4:00 p.m. Eastern time (or the time trading closes on the NYSE, whichever is earlier). Your financial intermediary is responsible for transmitting such orders promptly.
The Corporation may at its discretion reject any purchase order for Fund shares.
Each Fund discloses its NAV on a daily basis. To obtain a Fund’s NAV, please call (800) FUND TCW or visit the TCW Funds, Inc. website at www.TCW.com.
A Fund’s investments for which market quotations are readily available are valued based on market value. Equity securities, including depository receipts, are valued at the last reported sale price as reported by the stock exchange or pricing service. Securities traded on the NASDAQ Stock Market (“NASDAQ”) are valued using the official closing prices as reported by NASDAQ. In cases where equity securities are traded on more than one exchange, the securities are valued using the prices from the respective primary exchange of each security. Options on equity securities are valued at the average of the latest bid and ask prices as reported by the stock exchange or pricing service. S&P 500 futures contracts generally are valued at the first sale price after 4:00 p.m. ET on the Chicago Mercantile Exchange. All other futures contracts are valued at the official settlement price of the exchange on which the applicable contract is traded. Changes to market closure times may alter when futures contracts are valued. The daily NAV may not reflect the closing market price for all futures contracts and options held by the Funds because the markets for certain futures contracts and options close shortly after the time the NAV is calculated. The daily NAV also may not reflect prices from after-hours trading. Generally, securities issued by open‑end investment companies are valued using their respective net asset values. Securities traded over‑the‑counter are valued using prices furnished by independent pricing services or by broker dealers.
Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and an investor is not able to purchase, redeem or exchange shares.
The Corporation may use the fair value of a security as determined in accordance with procedures adopted by the Board of Directors if market quotations are unavailable or deemed unreliable or if events occurring after the close of a securities market and before the Corporation values its assets would materially affect net asset value. Such situations are particularly relevant for a Fund that holds securities that trade primarily in overseas markets. A security that is fair valued may be valued at a price higher or lower than actual market quotations or the value determined by other funds using their own fair valuation procedures. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment. The fair value assigned to a security may not represent the value that a Fund could obtain if it were to sell the security.
The net asset value of the Fund’s investments in other investment companies will be calculated based upon the net asset value of those investment companies; the offering documents for those investment companies explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.
Minimums

Share Class and Type of Account	Minimum Initial Investment	Minimum Subsequent Investments
Class I and Class N
Regular Account	$2,000	$250
Individual/Retirement Account	$500	$250
Plan Class
Regular Account (Defined Benefit and Defined Contribution Plans)	$25,000,000	$50,000
The Corporation may accept investments of smaller amounts under circumstances deemed appropriate. The Corporation reserves the right to change the minimum investment amounts without prior notice. A broker-dealer or other financial intermediary may require a higher minimum initial investment, or may aggregate or combine accounts in order to allow its customers to apply a lower minimum investment. All investments must be in U.S. dollars drawn on domestic banks. The Corporation will not accept money orders, Treasury checks, traveler’s checks, bank checks, drafts, or credit card checks. Third-party checks, except those payable to an existing shareholder, will not be accepted. In addition, the Funds will not accept cash, checks drawn on banks outside the U.S., starter checks, post-dated checks, or any conditional order or payment. If your check does not clear, you will be responsible for any loss a Fund incurs such as a loss resulting from a change in NAV. You will also be charged $25 for every check returned unpaid.
The Funds have adopted an Anti-Money Laundering Compliance Program as required by the United Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT ACT) and appointed an Anti-Money Laundering Officer to help the government fight the funding of terrorism and money laundering activities. Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means for you is that when you open an account, the Funds’ transfer agent will ask you for your name, address, date of birth, taxpayer identification number and permanent street address. If you are opening the account in the name of a legal entity (e.g., partnership, limited liability company, business trust, corporation, etc.), you must also supply the identity of the beneficial owners. Mailing addresses containing only a P.O. Box will not be accepted. The transfer agent may also ask to see your driver’s license or other identification documents, and may consult third-party databases to help verify your identity. If the transfer agent is unable to verify your identity or that of another person authorized to act on your behalf, or if it believes it has identified potentially criminal activity, the transfer agent reserves the right to close your account or take any other action it deems reasonable or required by law.
Automatic Investment Plan
Once your account has been opened with the initial minimum investment you may make additional purchases at regular intervals through the Automatic Investment Plan (“AIP”). The AIP provides a convenient method to have monies deducted from your bank account for investment into a Fund, on a monthly, bi‑monthly, quarterly or semi-annual basis (if your AIP falls on a weekend or holiday, it will be processed on the following business day). In order to participate in the AIP, each purchase must be in the amount of $100 or more and your financial institution must be a member of the Automated Clearing House (“ACH”) network. If your financial institution rejects your payment, the Fund’s transfer agent will charge a $25 fee to your Fund account. To begin participating in the AIP, please complete the AIP section on the account application or call the Fund’s transfer agent at (800) 248‑4486 for additional information. Any request to change or terminate your AIP should be submitted to the transfer agent at least five calendar days prior to the effective date of the next transaction.
Telephone Purchase
You may purchase additional shares of the Fund by calling the Fund’s transfer agent at (800) 248‑4486. If your account has been open for at least 7 business days, telephone orders will be accepted via electronic funds transfer from your bank account through the Automated Clearing House (ACH) network. You must have banking information established on your account prior to making a purchase. If you order is received prior to 4 p.m. Eastern time, your shares will be purchased at the NAV calculated on the day your order is placed.
Selling Shares
You may sell shares at any time. Your shares will be sold at the next NAV calculated after your order is accepted by the Fund’s transfer agent or a dealer, broker or other service provider. Your order will be processed promptly, and you will generally receive the proceeds within a week.
Before selling recently purchased shares, please note that if a Fund has not yet collected payment for the shares you are selling, it may delay sending the proceeds for up to fifteen calendar days from the purchase date or until payment is collected, whichever is earlier. This delay will not apply if you purchased your shares via wire payment.
Shareholders who have an IRA or other retirement plan must indicate on their written redemption request whether or not to withhold federal income tax. Redemption requests failing to indicate an election not to have tax withheld will generally be subject to 10% withholding. If you hold your shares through an IRA, you may redeem shares by telephone. Investors will be asked whether or not to withhold taxes from any distribution.
Signature Guarantees
Some circumstances require written sell orders, along with signature guarantees from either a Medallion program member or a non‑Medallion program member. These include:

•	amounts in excess of $100,000

•	amounts of $1,000 or more on accounts whose address has been changed within the last 30 calendar days

•	requests to send the proceeds to a payee, address or a bank account different than what is on our records

•	if ownership is changed on your account

•	written requests to wire redemptions proceeds (if not previously authorized on the account)
Non‑financial transactions, including establishing or modifying services on an account, may require signature guarantee, signature verification from a Signature Validation Program member, or other acceptable form of authentication from a financial institution.
The Funds and/or the transfer agent reserve the right to waive or require any signature guarantee based on the circumstances relative to the particular situation.
A signature guarantee helps protect against fraud. Signature guarantees will generally be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program and the Securities Transfer Agents Medallion Program (STAMP) but not from a notary public. Please call (800) 248‑4486 to ensure that your signature guarantee will be processed correctly.
Exchanging Shares
You can exchange from Class I, Class N, or Plan Class shares of one Fund into the same Class of another Fund offered in a different prospectus, provided that your investment meets the minimum initial investment and any other requirements of the same Class of the other Fund and that the shares of the same Class of the other Fund are eligible for sale in your state of residence. Further information about conversion of shares between classes of the same Fund may be found in the Funds’ SAI. You can request your exchange in writing or by phone. Be sure to read the current prospectus for any Fund into which you are exchanging. Any new account established through an exchange will have the same privileges as your original account (as long as they are available).
You may also exchange the shares of any Fund you own for shares of Fidelity Prime Money Market Portfolio, which is an unaffiliated, separately managed, money market mutual fund, or exchange shares of Fidelity Prime Money Market Portfolio for shares of any Fund. You should read the Fidelity Prime Money Market Portfolio prospectus prior to investing in that fund. You can obtain a prospectus for the Fidelity Prime Money Market Portfolio by calling (800) 386‑3829 or by visiting our website at www.TCW.com.
Third Party Transactions
You may buy and redeem a Fund’s shares through certain broker-dealers and financial organizations and their authorized intermediaries. When you place your order with such a broker or its authorized agent, your order is treated as if you had placed it directly with the Funds’ Transfer Agent, and you will pay or receive the next price calculated by the Funds. The broker (or agent) holds your shares in an omnibus account in the broker’s (or agent’s) name, and the broker

(or agent) maintains your individual ownership records. If purchases and redemptions of a Fund’s shares are arranged and settlement is made at an investor’s election through a registered broker-dealer, other than the Fund’s distributor, that broker-dealer may, at its discretion, charge a fee for that service. The broker (or agent) is responsible for processing your order correctly and promptly, keeping you advised regarding the status of your individual account, confirming your transactions and ensuring that you receive copies of the Funds’ prospectus.
Current and prospective investors purchasing shares of a Fund through a broker-dealer should be aware that a transaction charge, commission, and/or other form of payment may be imposed by broker-dealers that make the Fund’s shares available, and there will not be such charges if shares of the Fund are purchased directly from the Fund.
Account Statements
Every Fund investor automatically receives regular account statements. You will also be sent a yearly statement detailing the tax characteristics of any dividends and distributions you have received.
Household Mailings
Each year you are automatically sent an updated prospectus and annual and semi-annual reports for the Funds. You may also receive proxy statements for a Fund. In order to reduce the volume of mail you receive, when possible and unless the Corporation receives contrary instructions, only one copy of these documents will be sent to those addresses shared by two or more accounts. You may write the Corporation at 865 South Figueroa Street, Los Angeles, California 90017 or telephone it at 1‑800‑386‑3829 to request individual copies of documents or to request a single copy of documents if receiving duplicate copies. The Corporation will begin sending a household single or multiple copies, as requested, as soon as practicable after receiving the request.
Lost Shareholder
It is important that the Funds maintain a correct address for each investor. An incorrect address may cause an investor’s account statements and other mailings to be returned to the Funds. Based upon statutory requirements for returned mail, the Funds will attempt to locate the investor or rightful owner of the account. If the Funds are unable to locate the investor, then they will determine whether the investor’s account can legally be considered abandoned. Mutual fund accounts may be transferred to the state government of an investor’s state of residence if no activity occurs within the account during the “inactivity period” specified in the applicable state’s abandoned property laws, which varies by state. The Funds are legally obligated to escheat (or transfer) abandoned property to the appropriate state’s unclaimed property administrator in accordance with statutory requirements. The investor’s last known address of record determines which state has jurisdiction. Please proactively contact the Transfer Agent toll-free at 1‑800‑386‑3829 at least annually to ensure your account remains in active status. Investors who are residents of the state of Texas may designate a representative to receive legislatively required unclaimed property due diligence notifications. Please contact the Funds to complete a Texas Designation of Representative form.
General Policies
If your non‑retirement account in a Fund falls below $2,000 as a result of redemptions and or exchanges for six months or more, the Fund may close your account and send you the proceeds upon 60 days’ written notice.
Unless you decline telephone privileges on your New Account Form, you may be responsible for any fraudulent telephone order as long as the Funds’ transfer agent takes reasonable measures to verify the order. Reasonable measures include a requirement for a caller to provide certain personal identifying information. If an account of a Fund has more than one owner or authorized person, the Fund will accept telephone instructions from any one owner or authorized person.
Once you place a telephone transaction request, it cannot be canceled or modified after the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time).
Telephone trades must be received by or prior to market close. During periods of high market activity, shareholders may encounter higher than usual call waits. Please allow sufficient time to place your telephone transaction.
Each Fund also reserves the right to make a “redemption in kind” — payment in portfolio securities rather than cash — if the amount you are redeeming in any 90‑day period is large enough to affect Fund operations (for example, if it equals more than $250,000 or represents more than 1% of a Fund’s assets). Securities used to make an in‑kind redemption would normally be a representative basket of securities, subject to reasonable minimum quantities to allow possible later sale by the shareholder. If your shares are redeemed in kind, you will incur transaction costs upon disposition of the securities received in the distribution.

Any undeliverable dividend checks or dividend checks that remain uncashed for six months will be cancelled and will be reinvested in the applicable Fund at the per share net asset value determined as of the date of cancellation.
After the transfer agent has received the redemption request and all proper documents, payment for shares tendered will generally be made within (i) one to three business days for redemptions made by wire, and (ii) three to five business days for ACH redemptions. Redemption payments by check will generally be issued on the business day following the redemption date; however, actual receipt of the check by the redeeming investor will be subject to postal delivery schedules and timing.
Under normal circumstances, a Fund typically expects to meet redemptions with positive cash flows. When that cash is not available, the Fund seeks to maintain its portfolio weightings by selling a cross section of the Fund’s holdings to meet redemptions, while also factoring in trading costs. Under certain circumstances, including under stressed market conditions, there are additional tools that a Fund may use in order to meet redemptions, including advancing the settlement of market trades with counterparties to match investor redemption payments or delaying settlement of an investor’s transaction to match trade settlement, within regulatory requirements. Under unusual circumstances, a Fund may also borrow money (subject to certain regulatory conditions) through a bank line of credit, including a joint committed credit facility, or inter-fund borrowing from affiliated mutual funds, in order to meet redemption requests. Payment may be delayed or made partly in‑kind with marketable securities under unusual circumstances, as specified in the 1940 Act.
Trading Limits
The Funds are not intended to serve as vehicles for frequent trading activity because such trading may disrupt management of the Funds. In addition, such trading activity can increase expenses as a result of increased trading and transaction costs, forced and unplanned portfolio turnover, lost opportunity costs, and large asset swings that decrease the Funds’ ability to provide maximum investment returns to all shareholders. In addition, certain trading activity that attempts to take advantage of inefficiencies in the valuation of the Funds’ securities holdings may dilute the interests of the remaining shareholders. This in turn can have an adverse effect on the Funds’ performance.
Accordingly, the Board of Directors has adopted the following policies and procedures with respect to frequent purchases and redemptions of Fund shares by shareholders. Each Fund reserves the right to refuse any purchase or exchange request that could adversely affect the Fund or its operations, including those from any individual or group who, in the Fund’s view, is likely to engage in excessive trading. If a purchase or exchange order with respect to a Fund is rejected, the potential investor will not benefit from any subsequent increase in the net asset value of the Fund.
For all U.S. Fixed Income Funds (as shown on the cover of this Prospectus), TCW Emerging Markets Income Fund, TCW Emerging Markets Local Currency Income Fund and TCW Emerging Markets Multi-Asset Opportunities Fund, future purchases into a Fund may be barred if a shareholder effects more than two round trips in shares of that Fund (meaning exchanges or redemptions following a purchase) in excess of certain de minimis limits within a 30‑day period. Shareholders effecting a round trip transaction in shares of a Fund in excess of the relevant de minimis threshold more than once within the above-referenced 30‑day period may receive a communication from the Fund warning that the shareholder is in danger of violating the Corporation’s frequent trading policy.
For all other Funds, future purchases into a Fund may be barred if a shareholder effects a round trip in shares of that Fund (meaning exchanges or redemptions following a purchase) in excess of certain de minimis limits within a 30‑day period.
Exceptions to these trading limits may be made only upon approval of the Corporation’s Chief Compliance Officer or his designee, and such exceptions are reported to the Board of Directors on a quarterly basis.
This policy may be revised from time to time by the officers of the Corporation in consultation with the Board of Directors without prior notice.
These restrictions do not apply to the Fidelity Prime Money Market Portfolio, to certain asset allocation programs (including mutual funds that invest in other mutual funds for asset allocation purposes, and not for short-term trading), to omnibus accounts (except to the extent noted in the next paragraph) maintained by brokers and other financial intermediaries (including 401(k) or other group retirement accounts, although restrictions on Fund share transactions comparable to those set forth in the previous paragraphs have been applied to the Advisor’s retirement savings program), and to involuntary transactions and automatic investment programs, such as dividend reinvestment or transactions pursuant to the Funds’ systematic investment or withdrawal program.

In an attempt to detect and deter excessive trading in omnibus accounts, the Corporation or its agents may require intermediaries to impose restrictions on the trading activity of accounts traded through those intermediaries. The Funds’ ability to impose restrictions with respect to accounts traded through particular intermediaries may vary depending on the systems capabilities, applicable contractual and legal restrictions, and cooperation of those intermediaries. The Corporation, however, cannot always identify or reasonably detect excessive trading that may be facilitated by financial intermediaries or that may be made difficult to identify through the use of omnibus accounts by those intermediaries that transmit purchase, exchange and redemption orders to the Funds, and thus the Funds may have difficulty curtailing such activity.
In addition, the Corporation reserves the right to:

•	change or discontinue its exchange privilege, or temporarily suspend this privilege during unusual market conditions, to the extent permitted under applicable SEC rules; and

•	delay sending out redemption proceeds for up to seven days (generally only applies in cases of large redemptions, excessive trading or during unusual market conditions).

TO OPEN AN ACCOUNT	TO ADD TO AN ACCOUNT
In Writing	(Same, except that you should include the stub that is attached to your account statement that you receive after each transaction or a note specifying the Fund name, your account number, and the name(s) your account is registered in.)
Complete the New Account Form. Mail your New Account Form and a check made payable to (Name of Fund) to:
Via Regular Mail
TCW Funds, Inc. c/o U.S. Bank Global Fund Services P.O. Box 701 Milwaukee, WI 53201-0701
Via Express, Registered or Certified Mail
TCW Funds, Inc. c/o U.S. Bank Global Fund Services 615 E. Michigan Street, 3rd Floor Milwaukee, WI 53202

By Telephone

Please contact the Investor Relations Department at
(800) FUND TCW (386‑3829) for a New Account Form. The Funds’ transfer agent will not establish a new account funded by fed wire unless a completed application is received prior to its receipt of the fed wire.

Wire: Have your bank send your investment to:	Before sending your fed wire, please call the Funds’ transfer agent at (800) 248‑4486 to advise them of the wire. This will ensure prompt and accurate credit to your account upon receipt of the fed wire. Wired funds must be received prior to 4:00 p.m. Eastern time to receive same day pricing. The Funds and U.S. Bank, N.A. are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.
U.S. Bank, N.A.
777 E. Wisconsin Avenue
Milwaukee, WI 53202
ABA No. 075000022
Credit: U.S. Bank Global Fund Services
Account No. 182380074993
Further Credit: (Name of Fund)
(Name on the Fund Account)
(Fund Account Number)

Via Exchange

Call the Funds’ transfer agent at (800) 248‑4486. The new account will have the same registration as the account from which you are exchanging.

If you need help completing the New Account Form, please call the Funds’ transfer agent at (800) 248‑4486.

TO SELL OR EXCHANGE SHARES
By Mail

Write a letter of instruction that includes:
•  your name(s) and signature(s) as they appear on the account form
•  your account number
•  the Fund name
•  the dollar or share amount you want to sell or exchange
•  how and where to send the proceeds

Obtain a signature guarantee or other documentation, if required (see “Your Investment — Account Policies and Services — Selling Shares”).

Mail your letter of instruction to:

Via Regular Mail TCW Funds, Inc. c/o U.S. Bank Global Fund Services P.O. Box 701 Milwaukee, WI 53201-0701

Via Express, Registered or Certified Mail TCW Funds, Inc. c/o U.S. Bank Global Fund Services 615 E. Michigan Street, 3rd Floor Milwaukee, WI 53202

By Telephone

Be sure the Funds have your bank account information on file. Call the Funds’ transfer agent at (800) 248‑4486 to request your transaction. Proceeds will be sent electronically to your bank or a check will be sent to the address of record.

Telephone redemption requests must be for a minimum of $1,000.

The Funds do not consider the U.S. Postal Service or other independent delivery services to be their agents. Therefore, deposit in the mail or with such services, or receipt at U.S. Bank Global Fund Services post office box, of purchase orders or redemption requests does not constitute receipt by the transfer agent of the Fund. Receipt of purchase orders or redemption requests is based on when the order is received at the transfer agent’s offices.

Systematic Withdrawal Plan: As another convenience, you may redeem shares through the systematic withdrawal plan. Call the Funds’ transfer agent at (800) 248‑4486 to request a form to add the plan. Complete the form, specifying the amount and frequency of withdrawals you would like. The Systematic Withdrawal Plan is not available for the Plan Class shares.

Under the plan, you may choose to receive a specified dollar amount generated from the redemption of shares in your account on a monthly, quarterly or annual basis. In order to participate in the plan, your account balance must be at least $2,000 and there must be a minimum annual withdrawal of $500. If you elect this redemption method, the Funds will send a check to your address of record, or will send the payment via electronic funds transfer through the Automated Clearing House (“ACH”) network, directly to your bank account. For payment through the ACH network, your bank must be an ACH member and your bank account information must be on file with the Funds. The plan may be terminated by the Funds at any time.

You may elect to terminate your participation in the plan at any time by contacting the Funds’ transfer agent 5 calendar days prior to the effective date.

TO SELL OR EXCHANGE SHARES

To reach the Funds’ transfer agent, U.S. Bank Global Fund Services, call: Toll free in the U.S. (800) 248‑4486

Outside the U.S. (414) 765‑4124 (collect)

Distributions and Taxes
The amount of dividends of net investment income and distributions of net realized long and short-term capital gains payable to shareholders will be determined separately for each Fund class. Dividends and distributions are paid separately for each class of shares. The dividends and distributions paid on Class I and Plan Class shares will generally be higher than those paid on Class N shares since Class N shares normally have higher expenses than Class I and Plan Class shares. Dividends from the net investment income of each Fund will be declared and paid annually except for the TCW Relative Value Dividend Appreciation Fund, TCW Enhanced Commodity Strategy Fund, and TCW Global Real Estate Fund, which will declare and pay dividends quarterly, and the TCW Emerging Markets Local Currency Income Fund, TCW Emerging Markets Income Fund, TCW Core Fixed Income Fund, TCW High Yield Bond Fund, TCW Short Term Bond Fund, TCW Total Return Bond Fund, and TCW Global Bond Fund, which will declare and pay dividends monthly. The Funds will distribute any net realized long- or short-term capital gains at least annually. Your distributions from a Fund will be reinvested in the Fund unless you instruct the Fund otherwise in writing or by telephone at least five calendar days prior to the record date of the distribution. An investor will be taxed in the same manner whether you receive your distributions (from investment company taxable income or net capital gains) in cash or reinvest them in additional shares of a Fund.
There are no fees or sales charges on reinvestments. You may request distributions be paid by check. Any undeliverable dividend checks or dividend checks that remain uncashed for six months will be cancelled and will be reinvested in the applicable Fund at the per share net asset value determined at the date of cancellation.
Distributions of a Fund’s investment company taxable income (which include, but are not limited to, interest dividends and net short-term capital gains), if any, are generally taxable to the Fund’s shareholders as ordinary income. To the extent that a Fund’s ordinary income distributions consist of “qualified dividend” income, such income may be subject to tax at the reduced rate of tax applicable to non‑corporate shareholders for net long-term capital gains, if certain holding period requirements have been satisfied by the Fund and the shareholders. Dividends received by a Fund from a REIT and from certain foreign corporations generally will not constitute qualified dividend income.
Distributions of net capital gains (net long-term capital gains less net short-term capital loss) are generally taxable as long-term capital gains regardless of the length of time a shareholder has owned shares of a Fund. Generally, the maximum individual federal tax rate applicable to “qualified dividend income” and long-term capital gains is 20%.
An additional 3.8% federal tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.
Shareholders who sell or redeem shares generally will have a capital gain or loss from the sale or redemption. The amount of gain or loss and the applicable rate of tax will depend generally on the amount paid for the shares, the amount received from the sale or redemption, and how long the shares were held by a shareholder.
A Fund may be subject to foreign withholding or other foreign taxes on income or gain from certain foreign securities. In general, a Fund may deduct these taxes in computing its taxable income. If more than 50% of the value of a Fund’s total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible and may elect to treat a proportionate amount of certain foreign taxes paid by it as a distribution to each shareholder, which would (subject to applicable limitations) generally permit each shareholder (1) to credit this amount or (2) to deduct this amount for purposes of computing its U.S. federal income tax liability. This will be reported by a Fund on Form 1099‑DIV annually, if applicable.

A Fund’s transactions in derivatives (such as futures contracts, swaps and covered call options) will be subject to special tax rules, the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund’s securities and/or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. A Fund’s use of derivatives may result in the Fund realizing more short-term capital gains and ordinary income subject to tax at ordinary income tax rates than it would if it did not use derivatives.
Under the backup withholding rules, the Funds may be required to withhold U.S. federal income tax (currently, at a rate of 24%) on all distributions to shareholders if they fail to provide the Funds with their correct taxpayer identification number or to make required certifications, or if they have been notified by the IRS that they are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against U.S. federal income tax liability.
Foreign shareholders may be subject to different U.S. federal income tax treatment, including withholding tax at the rate of 30% on amounts treated as ordinary dividends from the Funds, as discussed in more detail in the SAI.
Shareholders will be advised annually as to the federal tax status of distributions made by a Fund for the preceding calendar year. Distributions by a Fund may also be subject to state and local taxes. Additional tax information may be found in the SAI. This section is not intended to be a full discussion of tax laws and the effect of such laws on you. There may be other federal, state, or local tax considerations applicable to a particular investor. You are urged to consult your own tax advisor.
TCW Enhanced Commodity Strategy Fund
The TCW Enhanced Commodity Strategy Fund must derive at least 90% of its gross income from certain qualifying sources of income in order to qualify as a regulated investment company under the Code. The IRS issued Revenue Ruling 2006‑1 which concluded that income and gains from certain commodity-linked derivatives is not qualifying income under Subchapter M of the Code. As a result, the TCW Enhanced Commodity Strategy Fund’s ability to invest directly in commodity-linked swaps as part of its investment strategy is limited by the requirement that it receive no more than 10% of its gross income from such investments.
However, in Revenue Ruling 2006‑31, the IRS indicated that income from alternative investment instruments (such as certain structured notes) that create commodity exposure may be considered qualifying income under the Code. The IRS subsequently issued private letter rulings to other taxpayers in which the IRS specifically concluded that income from certain commodity index-linked notes is qualifying income and that income derived from a fund’s investment in a controlled foreign corporation (“CFC”) also will constitute qualifying income to the fund, even if the CFC itself owns commodity-linked swaps. The TCW Enhanced Commodity Strategy Fund seeks to gain exposure to the commodity markets primarily through investments in commodity index-linked notes and through investments in the Subsidiary, which is a CFC. The TCW Enhanced Commodity Strategy Fund has received a private letter ruling from the IRS confirming that income from the TCW Enhanced Commodity Strategy Fund’s investment in the Subsidiary and income derived from certain commodity index-linked notes will constitute “qualifying income” for purposes of Subchapter M.
It should be noted, however, that the IRS has, for a number of years, suspended the issuance of such rulings pending further review. There can be no assurance that the IRS will not change its position that income derived from commodity-linked notes and wholly-owned subsidiaries is qualifying income. Recent federal tax legislation has expanded the rules on foreign entities that are considered CFCs to include in the definition of a U.S. shareholder those shareholders that own at least 10% of the value of a foreign corporation as well as 10% of the voting power. This new rule may be interpreted to apply to U.S. shareholders such as the TCW Enhanced Commodity Strategy Fund. Furthermore, the tax treatment of commodity-linked notes, other commodity-linked derivatives, and the TCW Enhanced Commodity Strategy Fund’s investments in the Subsidiary may otherwise be adversely affected by future legislation, Treasury Regulations and/or guidance issued by the IRS. Such developments could affect the character, timing and/or amount of the TCW Enhanced Commodity Strategy Fund’s taxable income or any distributions made by the TCW Enhanced Commodity Strategy Fund or result in the inability of the TCW Enhanced Commodity Strategy Fund to operate as described in this Prospectus and the SAI.
A foreign corporation, such as the Subsidiary, generally is not subject to U.S. federal income taxation on its business income unless it is engaged in, or deemed to be engaged in, a U.S. trade or business. The TCW Enhanced Commodity Strategy Fund expects that the Subsidiary will conduct its activities so as to satisfy the requirements of a safe harbor set forth in the Code, under which the Subsidiary may engage in certain commodity-related investments without being treated as engaged in a U.S. trade or business. However, if the Subsidiary’s activities were determined not to be of the type described in the safe harbor, its activities may be subject to U.S. federal income taxation. If so, a withholding tax (currently at the rate of 10%) may apply on the sale by the TCW Enhanced Commodity Strategy Fund of the Subsidiary or the Subsidiary’s sale of certain of its investments.
A foreign corporation, such as the Subsidiary, that does not conduct a U.S. trade or business is nonetheless subject to a U.S. withholding tax at a flat 30% rate (or lower treaty rate) on certain U.S. source gross income. No tax treaty is currently in force between the United States and the Cayman Islands that would reduce the 30% rate of withholding tax. However, the TCW Enhanced Commodity Strategy Fund does not expect that the Subsidiary will derive income subject to U.S. withholding taxes.
The Subsidiary will be treated as a CFC for U.S. federal income tax purposes. As a result, the TCW Enhanced Commodity Strategy Fund must include in gross income for such purposes all of the Subsidiary’s “subpart F” income (generally, most passive income earned by a CFC) when the Subsidiary recognizes that income, whether or not the Subsidiary distributes such income to the TCW Enhanced Commodity Strategy Fund. The TCW Enhanced Commodity Strategy Fund expects that all of the Subsidiary’s income will be subpart F income. The TCW Enhanced Commodity Strategy Fund’s tax basis in the Subsidiary will be increased as a result of the TCW Enhanced Commodity Strategy Fund’s recognition of the Subsidiary’s subpart F income. The TCW Enhanced Commodity Strategy Fund will not be taxed on distributions received from the Subsidiary to the extent of the Subsidiary’s previously-undistributed subpart F income although its tax basis in the Subsidiary will be decreased by such amount. All subpart F income will be taxed as ordinary income, regardless of the nature of the transactions that generate it. Subpart F income does not qualify for treatment as qualified dividend income. If the Subsidiary recognizes a net loss, the net loss will not be available to offset income recognized by the TCW Enhanced Commodity Strategy Fund.
Portfolio Holdings Information
A description of the Funds’ policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. Currently, disclosure of the Funds’ portfolio holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the annual report and semi-annual report to shareholders and in the quarterly holdings report on Form N‑PORT. The SAI and Form N‑PORT are available, free of charge, on the EDGAR Database on the SEC’s website at www.sec.gov. The annual reports, semi-annual reports, Form N‑PORT and SAI for each Fund are also available by contacting the Funds at 1‑800‑FUND TCW (1‑800‑386‑3829) and on the Corporation’s website at www.TCW.com.

Financial Highlights

The following financial highlights tables are intended to help you understand each Fund’s financial performance for the fiscal years or periods indicated. Certain information reflects financial results for a single Fund share. The total returns in each table represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and other distributions). The information presented in the tables has been audited by Deloitte & Touche LLP, whose report, along with the Funds’ financial statements, is included in the annual report, which is available upon request.

Financial Highlights

TCW Artificial Intelligence Equity Fund
Class I

	Year Ended October 31,					August 31, 2017 (Commencement of Operations) through October 31, 2017
	2021	2020	2019	2018
Net Asset Value per Share, Beginning of year	$18.31	$12.70	$11.18	$10.64		$10.00

Income (Loss) from Investment Operations:
Net Investment Loss	(0.11)	(0.06)	(0.02)	(0.04)		(0.00	)(1)
Net Realized and Unrealized Gain on Investments(2)	6.79	5.67	1.54	0.58		0.64

Total from Investment Operations	6.68	5.61	1.52	0.54		0.64

Less Distributions:
Distributions from Net Investment Income	—	—	—	(0.00	)(1)	—

Net Asset Value per Share, End of year	$24.99	$18.31	$12.70	$11.18		$10.64

Total Return	36.48%	44.17%	13.60%	5.09%		6.40	%(3)

Ratios/Supplemental Data:
Net Assets, End of year (in thousands)	$13,452	$6,826	$2,940	$1,364		$695
Ratio of Expenses to Average Net Assets:
Before Expense Reimbursement	1.66%	2.81%	6.36%	8.32%		23.66	%(4)
After Expense Reimbursement	0.90%	0.90%	0.92%	1.05%		1.05	%(4)
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.51)%	(0.41)%	(0.17)%	(0.34)%		0.23	%(4)
Portfolio Turnover Rate	87.71%	24.16%	61.09%	74.22%		13.05	%(3)

(1)	Amount rounds to less than $0.01 per share.

(2)	Computed using average shares outstanding throughout the period.

(3)	For the period August 31, 2017 (Commencement of Operations) through October 31, 2017.

(4)	Annualized.

Financial Highlights

TCW Artificial Intelligence Equity Fund
Class N

	Year Ended October 31,					August 31, 2017 (Commencement of Operations) through October 31, 2017
	2021	2020	2019	2018
Net Asset Value per Share, Beginning of year	$18.27	$12.69	$11.17	$10.64		$10.00

Income (Loss) from Investment Operations:
Net Investment Loss	(0.14)	(0.08)	(0.03)	(0.04)		(0.00	)(1)
Net Realized and Unrealized Gain on Investments(2)	6.78	5.66	1.55	0.57		0.64

Total from Investment Operations	6.64	5.58	1.52	0.53		0.64

Less Distributions:
Distributions from Net Investment Income	—	—	—	(0.00	)(1)	—

Net Asset Value per Share, End of year	$24.91	$18.27	$12.69	$11.17		$10.64

Total Return	36.34%	43.97%	13.61%	5.00%		6.40	%(3)

Ratios/Supplemental Data:
Net Assets, End of year (in thousands)	$5,483	$3,539	$989	$693		$532
Ratio of Expenses to Average Net Assets:
Before Expense Reimbursement	2.21%	3.83%	7.99%	9.60%		26.07	%(4)
After Expense Reimbursement	1.00%	1.00%	1.01%	1.05%		1.05	%(4)
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.61)%	(0.53)%	(0.25)%	(0.33)%		0.25	%(4)
Portfolio Turnover Rate	87.71%	24.16%	61.09%	74.22%		13.05	%(3)

(1)	Amount rounds to less than $0.01 per share.

(2)	Computed using average shares outstanding throughout the period.

(3)	For the period August 31, 2017 (Commencement of Operations) through October 31, 2017.

(4)	Annualized.

Financial Highlights

TCW Global Real Estate Fund
Class I

	Year Ended October 31,
	2021	2020	2019	2018	2017
Net Asset Value per Share, Beginning of year	$11.07	$11.16	$9.30	$10.10	$9.42

Income (Loss) from Investment Operations:
Net Investment Income(1)	0.36	0.17	0.33	0.25	0.25
Net Realized and Unrealized Gain (Loss) on Investments	4.30	(0.05)	1.78	(0.85)	0.70

Total from Investment Operations	4.66	0.12	2.11	(0.60)	0.95

Less Distributions:
Distributions from Net Investment Income	(0.28)	(0.16)	(0.25)	(0.20)	(0.27)
Distributions from Return of Capital	—	(0.05)	—	—	—

Total Distributions	(0.28)	(0.21)	(0.25)	(0.20)	(0.27)

Net Asset Value per Share, End of year	$15.45	$11.07	$11.16	$9.30	$10.10

Total Return	42.32%	1.15%	23.17%	(6.06)%	10.28%

Ratios/Supplemental Data:
Net Assets, End of year (in thousands)	$24,949	$9,175	$6,518	$2,886	$2,818
Ratio of Expenses to Average Net Assets:
Before Expense Reimbursement	1.45%	2.80%	3.15%	3.78%	4.38%
After Expense Reimbursement	0.92%	1.00%	1.00%	1.12%	1.37%
Ratio of Net Investment Income to Average Net Assets	2.50%	1.59%	3.25%	2.55%	2.57%
Portfolio Turnover Rate	164.29%	136.71%	85.18%	121.67%	74.51%

(1)	Computed using average shares outstanding throughout the period.

Financial Highlights

TCW Global Real Estate Fund
Class N

	Year Ended October 31,
	2021	2020	2019	2018	2017
Net Asset Value per Share, Beginning of year	$11.06	$11.16	$9.30	$10.10	$9.42

Income (Loss) from Investment Operations:
Net Investment Income(1)	0.33	0.13	0.39	0.24	0.25
Net Realized and Unrealized Gain (Loss) on Investments	4.30	(0.03)	1.71	(0.85)	0.70

Total from Investment Operations	4.63	0.10	2.10	(0.61)	0.95

Less Distributions:
Distributions from Net Investment Income	(0.26)	(0.15)	(0.24)	(0.19)	(0.27)
Distributions from Return of Capital	—	(0.05)	—	—	—

Total Distributions	(0.26)	(0.20)	(0.24)	(0.19)	(0.27)

Net Asset Value per Share, End of year	$15.43	$11.06	$11.16	$9.30	$10.10

Total Return	42.10%	0.94%	22.99%	(6.14)%	10.28%

Ratios/Supplemental Data:
Net Assets, End of year (in thousands)	$14,634	$4,370	$658	$536	$581
Ratio of Expenses to Average Net Assets:
Before Expense Reimbursement	1.90%	5.14%	7.17%	7.65%	7.92%
After Expense Reimbursement	1.03%	1.15%	1.15%	1.22%	1.37%
Ratio of Net Investment Income to Average Net Assets	2.36%	1.21%	3.88%	2.46%	2.51%
Portfolio Turnover Rate	164.29%	136.71%	85.18%	121.67%	74.51%

(1)	Computed using average shares outstanding throughout the period.

Financial Highlights

TCW New America Premier Equities Fund
Class I

	Year Ended October 31,
	2021		2020	2019	2018	2017
Net Asset Value per Share, Beginning of year	$22.64		$20.34	$16.27	$15.24	$11.23

Income (Loss) from Investment Operations:
Net Investment Income (Loss)(1)	0.11		0.01	0.11	(0.02)	0.01
Net Realized and Unrealized Gain on Investments	9.05		2.48	4.18	1.59	4.22

Total from Investment Operations	9.16		2.49	4.29	1.57	4.23

Less Distributions:
Distributions from Net Investment Income	(0.00	)(2)	(0.10)	(0.01)	—	(0.05)
Distributions from Net Realized Gain	—		(0.09)	(0.21)	(0.54)	(0.17)

Total Distributions	(0.00	)(2)	(0.19)	(0.22)	(0.54)	(0.22)

Net Asset Value per Share, End of year	$31.80		$22.64	$20.34	$16.27	$15.24

Total Return	40.46%		12.31%	26.79%	10.60%	38.41%

Ratios/Supplemental Data:
Net Assets, End of year (in thousands)	$201,523		$153,647	$103,442	$28,486	$16,527
Ratio of Expenses to Average Net Assets:
Before Expense Reimbursement	0.80%		0.83%	0.93%	1.28%	1.79%
After Expense Reimbursement	N/A		N/A	0.82%	1.04%	1.04%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.37%		0.03%	0.56%	(0.13)%	0.11%
Portfolio Turnover Rate	135.09%		88.08%	105.28%	49.68%	114.48%

(1)	Computed using average shares outstanding throughout the period.

(2)	Amount rounds to less than $0.01 per share.

Financial Highlights

TCW New America Premier Equities Fund
Class N

	Year Ended October 31,
	2021		2020	2019	2018	2017
Net Asset Value per Share, Beginning of year	$22.59		$20.31	$16.27	$15.24	$11.23

Income (Loss) from Investment Operations:
Net Investment Income (Loss)(1)	0.03		(0.01)	0.06	(0.02)	0.01
Net Realized and Unrealized Gain on Investments	9.02		2.44	4.20	1.59	4.22

Total from Investment Operations	9.05		2.43	4.26	1.57	4.23

Less Distributions:
Distributions from Net Investment Income	(0.00	)(2)	(0.06)	(0.01)	—	(0.05)
Distributions from Net Realized Gain	—		(0.09)	(0.21)	(0.54)	(0.17)

Total Distributions	(0.00	)(2)	(0.15)	(0.22)	(0.54)	(0.22)

Net Asset Value per Share, End of year	$31.64		$22.59	$20.31	$16.27	$15.24

Total Return	40.07%		12.02%	26.60%	10.60%	38.41%

Ratios/Supplemental Data:
Net Assets, End of year (in thousands)	$30,348		$29,870	$52,130	$4,879	$2,313
Ratio of Expenses to Average Net Assets:
Before Expense Reimbursement	1.20%		1.17%	1.28%	2.14%	3.64%
After Expense Reimbursement	1.09%		1.05%	1.00%	1.04%	1.04%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.10%		(0.05)%	0.32%	(0.13)%	0.11%
Portfolio Turnover Rate	135.09%		88.08%	105.28%	49.68%	114.48%

(1)	Computed using average shares outstanding throughout the period.

(2)	Amount rounds to less than $0.01 per share.

Financial Highlights

TCW Relative Value Dividend Appreciation Fund
Class I

	Year Ended October 31,
	2021	2020	2019	2018	2017
Net Asset Value per Share, Beginning of year	$14.91	$17.92	$17.47	$19.14	$16.95

Income (Loss) from Investment Operations:
Net Investment Income(1)	0.37	0.40	0.39	0.35	0.48
Net Realized and Unrealized Gain (Loss) on Investments	7.22	(1.81)	1.37	(0.90)	2.17

Total from Investment Operations	7.59	(1.41)	1.76	(0.55)	2.65

Less Distributions:
Distributions from Net Investment Income	(0.38)	(0.41)	(0.39)	(0.40)	(0.46)
Distributions from Net Realized Gain	—	(1.19)	(0.92)	(0.72)	—

Total Distributions	(0.38)	(1.60)	(1.31)	(1.12)	(0.46)

Net Asset Value per Share, End of year	$22.12	$14.91	$17.92	$17.47	$19.14

Total Return	51.22%	(8.71)%	11.27%	(3.28)%	15.69%

Ratios/Supplemental Data:
Net Assets, End of year (in thousands)	$78,001	$55,326	$88,314	$95,108	$128,498
Ratio of Expenses to Average Net Assets:
Before Expense Reimbursement	0.75%	0.75%	0.75%	0.78%	0.78%
After Expense Reimbursement	0.70%	0.71%	0.74%	N/A	N/A
Ratio of Net Investment Income to Average Net Assets	1.86%	2.53%	2.28%	1.84%	2.60%
Portfolio Turnover Rate	17.00%	19.68%	17.71%	18.48%	23.45%

(1)	Computed using average shares outstanding throughout the period.

Financial Highlights

TCW Relative Value Dividend Appreciation Fund
Class N

	Year Ended October 31,
	2021	2020	2019	2018	2017
Net Asset Value per Share, Beginning of year	$15.20	$18.24	$17.77	$19.46	$17.23

Income (Loss) from Investment Operations:
Net Investment Income(1)	0.34	0.37	0.37	0.32	0.43
Net Realized and Unrealized Gain (Loss) on Investments	7.35	(1.84)	1.38	(0.93)	2.23

Total from Investment Operations	7.69	(1.47)	1.75	(0.61)	2.66

Less Distributions:
Distributions from Net Investment Income	(0.34)	(0.38)	(0.36)	(0.36)	(0.43)
Distributions from Net Realized Gain	—	(1.19)	(0.92)	(0.72)	—

Total Distributions	(0.34)	(1.57)	(1.28)	(1.08)	(0.43)

Net Asset Value per Share, End of year	$22.55	$15.20	$18.24	$17.77	$19.46

Total Return	50.90%	(8.88)%	11.02%	(3.52)%	15.46%

Ratios/Supplemental Data:
Net Assets, End of year (in thousands)	$202,187	$152,934	$223,322	$411,123	$493,766
Ratio of Expenses to Average Net Assets:
Before Expense Reimbursement	1.04%	1.02%	1.04%	1.05%	1.05%
After Expense Reimbursement	0.90%	0.92%	0.96%	1.00%	1.00%
Ratio of Net Investment Income to Average Net Assets	1.66%	2.32%	2.10%	1.62%	2.24%
Portfolio Turnover Rate	17.00%	19.68%	17.71%	18.48%	23.45%

(1)	Computed using average shares outstanding throughout the period.

Financial Highlights

TCW Relative Value Large Cap Fund
Class I

	Year Ended October 31,
	2021	2020	2019	2018	2017
Net Asset Value per Share, Beginning of year	$10.84	$18.69	$19.82	$24.30	$21.38

Income (Loss) from Investment Operations:
Net Investment Income(1)	0.18	0.22	0.33	0.28	0.49
Net Realized and Unrealized Gain (Loss) on Investments	5.07	(0.57)	0.84	(1.18)	3.96

Total from Investment Operations	5.25	(0.35)	1.17	(0.90)	4.45

Less Distributions:
Distributions from Net Investment Income	(0.22)	(0.49)	(0.31)	(0.47)	(0.41)
Distributions from Net Realized Gain	(0.83)	(7.01)	(1.99)	(3.11)	(1.12)

Total Distributions	(1.05)	(7.50)	(2.30)	(3.58)	(1.53)

Net Asset Value per Share, End of year	$15.04	$10.84	$18.69	$19.82	$24.30

Total Return	50.84%	(7.02)%	8.13%	(5.11)%	21.55%

Ratios/Supplemental Data:
Net Assets, End of year (in thousands)	$117,205	$83,765	$136,917	$402,035	$472,078
Ratio of Expenses to Average Net Assets:
Before Expense Reimbursement	0.80%	0.80%	0.78%	0.77%	0.77%
After Expense Reimbursement	0.70%	0.71%	0.74%	N/A	N/A
Ratio of Net Investment Income to Average Net Assets	1.31%	1.88%	1.79%	1.28%	2.11%
Portfolio Turnover Rate	17.16%	31.17%	19.47%	20.47%	24.44%

(1)	Computed using average shares outstanding throughout the period.

Financial Highlights

TCW Relative Value Large Cap Fund
Class N

	Year Ended October 31,
	2021	2020	2019	2018	2017
Net Asset Value per Share, Beginning of year	$10.79	$18.62	$19.74	$24.21	$21.31

Income (Loss) from Investment Operations:
Net Investment Income(1)	0.15	0.19	0.28	0.23	0.44
Net Realized and Unrealized Gain (Loss) on Investments	5.05	(0.56)	0.86	(1.18)	3.94

Total from Investment Operations	5.20	(0.37)	1.14	(0.95)	4.38

Less Distributions:
Distributions from Net Investment Income	(0.19)	(0.45)	(0.27)	(0.41)	(0.36)
Distributions from Net Realized Gain	(0.83)	(7.01)	(1.99)	(3.11)	(1.12)

Total Distributions	(1.02)	(7.46)	(2.26)	(3.52)	(1.48)

Net Asset Value per Share, End of year	$14.97	$10.79	$18.62	$19.74	$24.21

Total Return	50.56%	(7.17)%	7.92%	(5.35)%	21.27%

Ratios/Supplemental Data:
Net Assets, End of year (in thousands)	$10,506	$9,277	$11,535	$13,003	$16,373
Ratio of Expenses to Average Net Assets:
Before Expense Reimbursement	1.30%	1.32%	1.24%	1.21%	1.16%
After Expense Reimbursement	0.90%	0.91%	0.95%	0.99%	1.00%
Ratio of Net Investment Income to Average Net Assets	1.11%	1.67%	1.52%	1.05%	1.93%
Portfolio Turnover Rate	17.16%	31.17%	19.47%	20.47%	24.44%

(1)	Computed using average shares outstanding throughout the period.

Financial Highlights

TCW Relative Value Mid Cap Fund
Class I

	Year Ended October 31,
	2021	2020	2019	2018	2017
Net Asset Value per Share, Beginning of year	$18.90	$21.06	$22.44	$25.96	$20.02

Income (Loss) from Investment Operations:
Net Investment Income(1)	0.17	0.17	0.18	0.12	0.11
Net Realized and Unrealized Gain (Loss) on Investments	10.72	(1.78)	0.21	(1.56)	5.96

Total from Investment Operations	10.89	(1.61)	0.39	(1.44)	6.07

Less Distributions:
Distributions from Net Investment Income	(0.17)	(0.18)	(0.15)	(0.13)	(0.13)
Distributions from Net Realized Gain	—	(0.37)	(1.62)	(1.95)	—

Total Distributions	(0.17)	(0.55)	(1.77)	(2.08)	(0.13)

Net Asset Value per Share, End of year	$29.62	$18.90	$21.06	$22.44	$25.96

Total Return	57.90%	(8.07)%	3.18%	(6.48)%	30.40%

Ratios/Supplemental Data:
Net Assets, End of year (in thousands)	$72,545	$51,021	$63,957	$72,527	$84,136
Ratio of Expenses to Average Net Assets:
Before Expense Reimbursement	0.97%	0.97%	0.95%	0.92%	0.99%
After Expense Reimbursement	0.85%	0.87%	0.90%	N/A	N/A
Ratio of Net Investment Income to Average Net Assets	0.63%	0.90%	0.86%	0.48%	0.45%
Portfolio Turnover Rate	44.33%	42.07%	25.89%	22.60%	31.93%

(1)	Computed using average shares outstanding throughout the period.

Financial Highlights

TCW Relative Value Mid Cap Fund
Class N

	Year Ended October 31,
	2021	2020	2019	2018	2017
Net Asset Value per Share, Beginning of year	$18.34	$20.45	$21.82	$25.28	$19.50

Income (Loss) from Investment Operations:
Net Investment Income(1)	0.14	0.15	0.15	0.09	0.07
Net Realized and Unrealized Gain (Loss) on Investments	10.42	(1.74)	0.21	(1.52)	5.80

Total from Investment Operations	10.56	(1.59)	0.36	(1.43)	5.87

Less Distributions:
Distributions from Net Investment Income	(0.15)	(0.15)	(0.11)	(0.08)	(0.09)
Distributions from Net Realized Gain	—	(0.37)	(1.62)	(1.95)	—

Total Distributions	(0.15)	(0.52)	(1.73)	(2.03)	(0.09)

Net Asset Value per Share, End of year	$28.75	$18.34	$20.45	$21.82	$25.28

Total Return	57.78%	(8.18)%	3.12%	(6.61)%	30.15%

Ratios/Supplemental Data:
Net Assets, End of year (in thousands)	$16,708	$10,902	$14,448	$18,040	$19,095
Ratio of Expenses to Average Net Assets:
Before Expense Reimbursement	1.37%	1.42%	1.37%	1.31%	1.37%
After Expense Reimbursement	0.95%	0.97%	1.00%	1.04%	1.16%
Ratio of Net Investment Income to Average Net Assets	0.54%	0.81%	0.76%	0.36%	0.29%
Portfolio Turnover Rate	44.33%	42.07%	25.89%	22.60%	31.93%

(1)	Computed using average shares outstanding throughout the period.

Financial Highlights

TCW Select Equities Fund
Class I

	Year Ended October 31,
	2021	2020	2019	2018	2017
Net Asset Value per Share, Beginning of year	$34.13	$27.64	$27.13	$30.42	$26.06

Income (Loss) from Investment Operations:
Net Investment Loss(1)	(0.14)	(0.08)	(0.06)	(0.08)	(0.05)
Net Realized and Unrealized Gain on Investments	13.23	9.04	4.21	3.37	5.99

Total from Investment Operations	13.09	8.96	4.15	3.29	5.94

Less Distributions:
Distributions from Net Realized Gain	(2.52)	(2.47)	(3.64)	(6.58)	(1.58)

Net Asset Value per Share, End of year	$44.70	$34.13	$27.64	$27.13	$30.42

Total Return	40.32%	34.59%	18.98%	12.59%	24.47%

Ratios/Supplemental Data:
Net Assets, End of year (in thousands)	$801,597	$633,683	$770,079	$740,485	$768,535
Ratio of Expenses to Average Net Assets	0.77%	0.76%	0.80%	0.87%	0.88%
Ratio of Net Investment Loss to Average Net Assets	(0.37%)	(0.28%)	(0.25%)	(0.29%)	(0.18%)
Portfolio Turnover Rate	8.17%	4.09%	6.41%	15.43%	17.95%

(1)	Computed using average shares outstanding throughout the period.

Financial Highlights

TCW Select Equities Fund
Class N

	Year Ended October 31,
	2021	2020	2019	2018	2017
Net Asset Value per Share, Beginning of year	$29.95	$24.59	$24.61	$28.23	$24.35

Income (Loss) from Investment Operations:
Net Investment Loss(1)	(0.19)	(0.13)	(0.11)	(0.13)	(0.10)
Net Realized and Unrealized Gain on Investments	11.52	7.96	3.73	3.09	5.56

Total from Investment Operations	11.33	7.83	3.62	2.96	5.46

Less Distributions:
Distributions from Net Realized Gain	(2.52)	(2.47)	(3.64)	(6.58)	(1.58)

Net Asset Value per Share, End of year	$38.76	$29.95	$24.59	$24.61	$28.23

Total Return	40.06%	34.26%	18.74%	12.36%	24.20%

Ratios/Supplemental Data:
Net Assets, End of year (in thousands)	$193,727	$161,625	$132,332	$133,252	$138,807
Ratio of Expenses to Average Net Assets:
Before Expense Reimbursement	1.04%	1.06%	1.08%	1.15%	1.16%
After Expense Reimbursement	0.96%	0.99%	1.01%	1.08%	1.11%
Ratio of Net Investment Loss to Average Net Assets	(0.56%)	(0.51%)	(0.45%)	(0.50%)	(0.39%)
Portfolio Turnover Rate	8.17%	4.09%	6.41%	15.43%	17.95%

(1)	Computed using average shares outstanding throughout the period.

Financial Highlights

TCW Core Fixed Income Fund
Class I

	Year Ended October 31,
	2021	2020	2019	2018	2017
Net Asset Value per Share, Beginning of year	$11.98	$11.41	$10.52	$10.99	$11.28

Income (Loss) from Investment Operations:
Net Investment Income(1)	0.11	0.20	0.30	0.25	0.22
Net Realized and Unrealized Gain (Loss) on Investments	(0.09)	0.61	0.89	(0.45)	(0.15)

Total from Investment Operations	0.02	0.81	1.19	(0.20)	0.07

Less Distributions:
Distributions from Net Investment Income	(0.14)	(0.24)	(0.30)	(0.27)	(0.23)
Distributions from Return of Capital	(0.04)	—	—	—	—
Distributions from Net Realized Gain	(0.26)	—	—	—	(0.13)

Total Distributions	(0.44)	(0.24)	(0.30)	(0.27)	(0.36)

Net Asset Value per Share, End of year	$11.56	$11.98	$11.41	$10.52	$10.99

Total Return	0.19%	7.14%	11.48%	(1.87%)	0.68%

Ratios/Supplemental Data:
Net Assets, End of year (in thousands)	$1,471,072	$1,344,787	$946,896	$975,741	$1,379,196
Ratio of Expenses to Average Net Assets:
Before Expense Reimbursement	0.51%	0.51%	0.51%	0.51%	0.51%
After Expense Reimbursement	0.49%	0.49%	0.49%	0.49%	0.49%
Ratio of Net Investment Income to Average Net Assets	0.94%	1.66%	2.69%	2.34%	1.96%
Portfolio Turnover Rate	469.87%	371.22%	214.76%	267.96%	287.39%

(1)	Computed using average shares outstanding throughout the period.

Financial Highlights

TCW Core Fixed Income Fund
Class N

	Year Ended October 31,
	2021	2020	2019	2018	2017
Net Asset Value per Share, Beginning of year	$11.95	$11.38	$10.49	$10.96	$11.25

Income (Loss) from Investment Operations:
Net Investment Income(1)	0.09	0.18	0.27	0.23	0.19
Net Realized and Unrealized Gain (Loss) on Investments	(0.09)	0.60	0.90	(0.46)	(0.15)

Total from Investment Operations	0.00	0.78	1.17	(0.23)	0.04

Less Distributions:
Distributions from Net Investment Income	(0.12)	(0.21)	(0.28)	(0.24)	(0.20)
Distributions from Return of Capital	(0.04)	—	—	—	—
Distributions from Net Realized Gain	(0.26)	—	—	—	(0.13)

Total Distributions	(0.42)	(0.21)	(0.28)	(0.24)	(0.33)

Net Asset Value per Share, End of year	$11.53	$11.95	$11.38	$10.49	$10.96

Total Return	0.00%	6.92%	11.27%	(2.10)%	0.41%

Ratios/Supplemental Data:
Net Assets, End of year (in thousands)	$223,562	$241,938	$240,107	$270,477	$356,930
Ratio of Expenses to Average Net Assets:
Before Expense Reimbursement	0.80%	0.80%	0.81%	0.81%	0.79%
After Expense Reimbursement	0.65%	0.67%	0.70%	0.72%	0.75%
Ratio of Net Investment Income to Average Net Assets	0.78%	1.53%	2.48%	2.12%	1.69%
Portfolio Turnover Rate	469.87%	371.22%	214.76%	267.96%	287.39%

(1)	Computed using average shares outstanding throughout the period.

Financial Highlights

TCW Core Fixed Income Fund
Plan Class

	Year Ended October 31, 2021	February 28, 2020 (Commencement of Operations) through October 31, 2020
Net Asset Value per Share, Beginning of year	$12.06	$11.72

Income (Loss) from Investment Operations:
Net Investment Income(1)	0.11	0.18
Net Realized and Unrealized Gain (Loss) on Investments	(0.11)	0.29

Total from Investment Operations	0.00	0.47

Less Distributions:
Distributions from Net Investment Income	(0.14)	(0.13)
Distributions from Return of Capital	(0.05)	—
Distributions from Net Realized Gain	(0.26)	—

Total distributions	(0.45)	(0.13)

Net Asset Value per Share, End of year	$11.61	$12.06

Total Return	(0.01)%	3.98	%(2)

Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$867	$0.00	(3)
Ratio of Expenses to Average Net Assets:
Before Expense Reimbursement	7.54%	14,703.31	%(4)
After Expense Reimbursement	0.44%	0.44	%(4)
Ratio of Net Investment Income to Average Net Assets	0.97%	2.20	%(4)
Portfolio Turnover Rate	469.87%	371.22	%(2)

(1)	Computed using average shares outstanding throughout the period.

(2)	For the period February 28, 2020 (Commencement of Operations) through October 31, 2020.

(3)	Amount Rounds to less than $1,000.

(4)	Annualized.

Financial Highlights

TCW Enhanced Commodity Strategy Fund
Class I

	Year Ended October 31,
	2021	2020	2019	2018	2017
Net Asset Value per Share, Beginning of year	$4.36	$4.84	$5.01	$5.20	$5.15

Income (Loss) from Investment Operations:
Net Investment Income(1)	0.05	0.10	0.17	0.11	0.12
Net Realized and Unrealized Gain (Loss) on Investments	2.02	(0.41)	(0.20)	(0.20)	0.10

Total from Investment Operations	2.07	(0.31)	(0.03)	(0.09)	0.22

Less Distributions:
Distributions from Net Investment Income	(0.09)	(0.15)	(0.14)	(0.10)	(0.11)
Distributions from Net Realized Gain	(0.02)	(0.02)	—	—	(0.06)

Total Distributions	(0.11)	(0.17)	(0.14)	(0.10)	(0.17)

Net Asset Value per Share, End of year	$6.32	$4.36	$4.84	$5.01	$5.20

Total Return	48.18%	(5.82)%	(0.96)%	(1.96)%	4.55%

Ratios/Supplemental Data:
Net Assets, End of year (in thousands)	$1,983	$693	$740	$1,208	$758
Ratio of Expenses to Average Net Assets:
Before Expense Reimbursement	15.84%	16.92%	17.82%	11.53%	16.65%
After Expense Reimbursement	0.70%	0.70%	0.70%	0.70%	0.70%
Ratio of Net Investment Income to Average Net Assets	0.84%	2.29%	3.45%	2.06%	2.31%
Portfolio Turnover Rate	32.09%	54.50%	122.23%	75.52%	0.00%

(1)	Computed using average shares outstanding throughout the period.

Financial Highlights

TCW Enhanced Commodity Strategy Fund
Class N

	Year Ended October 31,
	2021	2020	2019	2018	2017
Net Asset Value per Share, Beginning of year	$4.35	$4.84	$5.01	$5.21	$5.15

Income (Loss) from Investment Operations:
Net Investment Income(1)	0.04	0.10	0.17	0.11	0.12
Net Realized and Unrealized Gain (Loss) on Investments	2.03	(0.42)	(0.20)	(0.21)	0.11

Total from Investment Operations	2.07	(0.32)	(0.03)	(0.10)	0.23

Less Distributions:
Distributions from Net Investment Income	(0.09)	(0.15)	(0.14)	(0.10)	(0.11)
Distributions from Net Realized Gain	(0.02)	(0.02)	—	—	(0.06)

Total Distributions	(0.11)	(0.17)	(0.14)	(0.10)	(0.17)

Net Asset Value per Share, End of year	$6.31	$4.35	$4.84	$5.01	$5.21

Total Return	48.21%	(5.90)%	(1.16)%	(1.96)%	4.55%

Ratios/Supplemental Data:
Net Assets, End of year (in thousands)	$911	$472	$504	$507	$517
Ratio of Expenses to Average Net Assets:
Before Expense Reimbursement	16.76%	17.60%	19.14%	12.59%	18.01%
After Expense Reimbursement	0.75%	0.75%	0.75%	0.75%	0.75%
Ratio of Net Investment Income to Average Net Assets	0.82%	2.24%	3.57%	2.02%	2.26%
Portfolio Turnover Rate	32.09%	54.50%	122.23%	75.52%	0.00%

(1)	Computed using average shares outstanding throughout the period.

Financial Highlights

TCW Global Bond Fund
Class I

	Year Ended October 31,
	2021	2020	2019	2018	2017
Net Asset Value per Share, Beginning of year	$10.66	$10.26	$9.45	$9.75	$9.88

Income (Loss) from Investment Operations:
Net Investment Income(1)	0.20	0.25	0.24	0.19	0.17
Net Realized and Unrealized Gain (Loss) on Investments	(0.20)	0.54	0.73	(0.43)	(0.07)

Total from Investment Operations	0.00	0.79	0.97	(0.24)	0.10

Less Distributions:
Distributions from Net Investment Income	(0.20)	(0.15)	(0.16)	(0.05)	(0.16)
Distributions from Return of Capital	(0.06)	—	—	—	—
Distributions from Net Realized Gain	(0.22)	(0.24)	—	(0.01)	(0.07)

Total Distributions	(0.48)	(0.39)	(0.16)	(0.06)	(0.23)

Net Asset Value per Share, End of year	$10.18	$10.66	$10.26	$9.45	$9.75

Total Return	(0.18)%	7.99%	10.42%	(2.54)%	1.07%

Ratios/Supplemental Data:
Net Assets, End of year (in thousands)	$24,332	$10,822	$9,384	$8,505	$8,714
Ratio of Expenses to Average Net Assets:
Before Expense Reimbursement	1.15%	1.66%	1.79%	1.63%	1.60%
After Expense Reimbursement	0.60%	0.60%	0.66%	1.00%	1.04%
Ratio of Net Investment Income to Average Net Assets	1.87%	2.40%	2.48%	1.99%	1.75%
Portfolio Turnover Rate	245.94%	228.14%	83.18%	102.42%	90.08%

(1)	Computed using average shares outstanding throughout the period.

Financial Highlights

TCW Global Bond Fund
Class N

	Year Ended October 31,
	2021	2020	2019	2018	2017
Net Asset Value per Share, Beginning of year	$10.66	$10.26	$9.45	$9.75	$9.88

Income (Loss) from Investment Operations:
Net Investment Income(1)	0.19	0.24	0.24	0.19	0.17
Net Realized and Unrealized Gain (Loss) on Investments	(0.21)	0.55	0.72	(0.43)	(0.07)

Total from Investment Operations	(0.02)	0.79	0.96	(0.24)	0.10

Less Distributions:
Distributions from Net Investment Income	(0.19)	(0.15)	(0.15)	(0.05)	(0.16)
Distributions from Return of Capital	(0.06)	—	—	—	—
Distributions from Net Realized Gain	(0.22)	(0.24)	—	(0.01)	(0.07)

Total Distributions	(0.47)	(0.39)	(0.15)	(0.06)	(0.23)

Net Asset Value per Share, End of year	$10.17	$10.66	$10.26	$9.45	$9.75

Total Return	(0.38)%	7.93%	10.32%	(2.54)%	1.07%

Ratios/Supplemental Data:
Net Assets, End of year (in thousands)	$10,742	$10,972	$8,282	$7,476	$7,679
Ratio of Expenses to Average Net Assets:
Before Expense Reimbursement	1.53%	1.94%	2.09%	1.92%	1.89%
After Expense Reimbursement	0.70%	0.70%	0.74%	1.00%	1.04%
Ratio of Net Investment Income to Average Net Assets	1.77%	2.29%	2.39%	1.99%	1.75%
Portfolio Turnover Rate	245.94%	228.14%	83.18%	102.42%	90.08%

(1)	Computed using average shares outstanding throughout the period.

Financial Highlights

TCW High Yield Bond Fund
Class I

	Year Ended October 31,
	2021	2020	2019	2018	2017
Net Asset Value per Share, Beginning of year	$6.66	$6.49	$6.15	$6.37	$6.23

Income (Loss) from Investment Operations:
Net Investment Income(1)	0.23	0.24	0.27	0.26	0.24
Net Realized and Unrealized Gain (Loss) on Investments	0.24	0.19	0.36	(0.17)	0.18

Total from Investment Operations	0.47	0.43	0.63	0.09	0.42

Less Distributions:
Distributions from Net Investment Income	(0.24)	(0.26)	(0.29)	(0.31)	(0.28)

Net Asset Value per Share, End of year	$6.89	$6.66	$6.49	$6.15	$6.37

Total Return	7.18%	6.88%	10.44%	1.40%	6.80%

Ratios/Supplemental Data:
Net Assets, End of year (in thousands)	$96,223	$85,990	$19,563	$7,749	$14,195
Ratio of Expenses to Average Net Assets:
Before Expense Reimbursement	0.76%	0.97%	1.68%	1.50%	1.22%
After Expense Reimbursement	0.55%	0.55%	0.55%	0.55%	0.55%
Ratio of Net Investment Income to Average Net Assets	3.36%	3.67%	4.18%	4.13%	3.85%
Portfolio Turnover Rate	82.13%	111.34%	121.56%	104.21%	179.87%

(1)	Computed using average shares outstanding throughout the period.

Financial Highlights

TCW High Yield Bond Fund
Class N

	Year Ended October 31,
	2021	2020	2019	2018	2017
Net Asset Value per Share, Beginning of year	$6.70	$6.54	$6.19	$6.42	$6.28

Income (Loss) from Investment Operations:
Net Investment Income(1)	0.22	0.23	0.25	0.25	0.23
Net Realized and Unrealized Gain (Loss) on Investments	0.23	0.18	0.38	(0.18)	0.18

Total from Investment Operations	0.45	0.41	0.63	0.07	0.41

Less Distributions:
Distributions from Net Investment Income	(0.22)	(0.25)	(0.28)	(0.30)	(0.27)

Net Asset Value per Share, End of year	$6.93	$6.70	$6.54	$6.19	$6.42

Total Return	7.05%	6.61%	10.16%	1.04%	6.59%

Ratios/Supplemental Data:
Net Assets, End of year (in thousands)	$15,048	$17,805	$9,923	$5,041	$6,934
Ratio of Expenses to Average Net Assets:
Before Expense Reimbursement	1.14%	1.47%	2.05%	1.98%	1.65%
After Expense Reimbursement	0.80%	0.80%	0.80%	0.80%	0.80%
Ratio of Net Investment Income to Average Net Assets	3.11%	3.46%	3.96%	3.90%	3.60%
Portfolio Turnover Rate	82.13%	111.34%	121.56%	104.21%	179.87%

(1)	Computed using average shares outstanding throughout the period.

Financial Highlights

TCW Short Term Bond Fund
Class I

	Year Ended October 31,
	2021	2020	2019	2018	2017
Net Asset Value per Share, Beginning of year	$8.60	$8.59	$8.54	$8.62	$8.70

Income (Loss) from Investment Operations:
Net Investment Income(1)	0.29	0.16	0.25	0.15	0.08
Net Realized and Unrealized Gain (Loss) on Investments	(0.19)	(0.01)	0.07	(0.04)	(0.01)

Total from Investment Operations	0.10	0.15	0.32	0.11	0.07

Less Distributions:
Distributions from Net Investment Income	(0.10)	(0.11)	(0.27)	(0.19)	(0.15)
Distributions from Return of Capital	—	(0.03)	—	—	—

Total Distributions	(0.10)	(0.14)	(0.27)	(0.19)	(0.15)

Net Asset Value per Share, End of year	$8.60	$8.60	$8.59	$8.54	$8.62

Total Return	1.16%	1.70%	3.83%	1.26%	0.75%

Ratios/Supplemental Data:
Net Assets, End of year (in thousands)	$18,061	$7,698	$5,644	$7,280	$7,951
Ratio of Expenses to Average Net Assets:
Before Expense Reimbursement	2.77%	2.77%	3.37%	2.28%	1.65%
After Expense Reimbursement	0.44%	0.44%	0.44%	0.44%	0.44%
Ratio of Net Investment Income to Average Net Assets	3.35%	1.83%	2.94%	1.70%	0.96%
Portfolio Turnover Rate	369.54%	191.22%	248.19%	199.55%	131.31%

(1)	Computed using average shares outstanding throughout the period.

Financial Highlights

TCW Total Return Bond Fund
Class I

	Year Ended October 31,
	2021	2020	2019	2018	2017
Net Asset Value per Share, Beginning of year	$10.46	$10.07	$9.46	$9.98	$10.33

Income (Loss) from Investment Operations:
Net Investment Income(1)	0.21	0.26	0.34	0.31	0.27
Net Realized and Unrealized Gain (Loss) on Investments	(0.25)	0.44	0.68	(0.48)	(0.20)

Total from Investment Operations	(0.04)	0.70	1.02	(0.17)	0.07

Less Distributions:
Distributions from Net Investment Income	(0.20)	(0.31)	(0.41)	(0.35)	(0.26)
Distributions from Return of Capital	(0.01)	—	—	—	—
Distributions from Net Realized Gain	(0.07)	—	—	—	(0.16)

Total Distributions	(0.28)	(0.31)	(0.41)	(0.35)	(0.42)

Net Asset Value per Share, End of year	$10.14	$10.46	$10.07	$9.46	$9.98

Total Return	(0.40%)	7.08%	10.82%	(1.67%)	0.72%

Ratios/Supplemental Data:
Net Assets, End of year (in thousands)	$4,264,583	$5,737,736	$4,898,103	$5,587,668	$7,103,832
Ratio of Expenses to Average Net Assets:
Before Expense Reimbursement	0.52%	0.55%	0.62%	0.62%	0.61%
After Expense Reimbursement	0.49%	0.49%	0.49%	0.49%	0.49%
Ratio of Net Investment Income to Average Net Assets	2.07%	2.50%	3.47%	3.20%	2.73%
Portfolio Turnover Rate	493.39%	269.04%	177.80%	241.76%	287.55%

(1)	Computed using average shares outstanding throughout the period.

Financial Highlights

TCW Total Return Bond Fund
Class N

	Year Ended October 31,
	2021	2020	2019	2018	2017
Net Asset Value per Share, Beginning of year	$10.78	$10.37	$9.76	$10.29	$10.65

Income (Loss) from Investment Operations:
Net Investment Income(1)	0.19	0.23	0.32	0.29	0.25
Net Realized and Unrealized Gain (Loss) on Investments	(0.25)	0.47	0.69	(0.49)	(0.21)

Total from Investment Operations	(0.06)	0.70	1.01	(0.20)	0.04

Less Distributions:
Distributions from Net Investment Income	(0.18)	(0.29)	(0.40)	(0.33)	(0.24)
Distributions from Return of Capital	(0.01)	—	—	—	—
Distributions from Net Realized Gain	(0.07)	—	—	—	(0.16)

Total Distributions	(0.26)	(0.29)	(0.40)	(0.33)	(0.40)

Net Asset Value per Share, End of year	$10.46	$10.78	$10.37	$9.76	$10.29

Total Return	(0.58)%	6.86%	10.46%	(1.96)%	0.41%

Ratios/Supplemental Data:
Net Assets, End of year (in thousands)	$818,608	$1,844,170	$963,512	$1,121,741	$1,902,308
Ratio of Expenses to Average Net Assets:
Before Expense Reimbursement	0.81%	0.79%	0.88%	0.88%	0.88%
After Expense Reimbursement	0.70%	0.73%	0.79%	0.79%	0.79%
Ratio of Net Investment Income to Average Net Assets	1.83%	2.21%	3.16%	2.89%	2.42%
Portfolio Turnover Rate	493.39%	269.04%	177.80%	241.76%	287.55%

(1)	Computed using average shares outstanding throughout the period.

Financial Highlights

TCW Total Return Bond Fund
Class Plan

	Year Ended October 31, 2021	February 28, 2020 (Commencement of Operations) through October 31, 2020
Net Asset Value per Share, Beginning of year	$10.50	$10.33

Income (Loss) from Investment Operations:
Net Investment Income(1)	0.22	0.20
Net Realized and Unrealized Gain (Loss) on Investments	(0.24)	0.13

Total from Investment Operations	(0.02)	0.33

Less Distributions:
Distributions from Net Investment Income	(0.21)	(0.16)
Distributions from Return of Capital	(0.01)	—
Distributions from Net Realized Gain	(0.07)	—

Total distributions	(0.29)	(0.16)

Net Asset Value per Share, End of year	$10.19	$10.50

Total Return	(0.25%)	3.22	%(2)

Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$571	$0.00	(3)
Ratio of Expenses to Average Net Assets:
Before Expense Reimbursement	6.69%	14,761.71	%(4)
After Expense Reimbursement	0.44%	0.44	%(4)
Ratio of Net Investment Income to Average Net Assets	2.13%	2.84	%(4)
Portfolio Turnover Rate	493.39%	269.04	%(2)

(1)	Computed using average shares outstanding throughout the period.

(2)	For the period February 28, 2020 (Commencement of Operations) through October 31, 2020.

(3)	Amount Rounds to less than $1,000.

(4)	Annualized.

Financial Highlights

TCW Conservative Allocation Fund
Class I

	Year Ended October 31,
	2021	2020	2019	2018	2017
Net Asset Value per Share, Beginning of year	$12.22	$12.09	$11.68	$12.17	$12.13

Income (Loss) from Investment Operations:
Net Investment Income(1)	0.13	0.18	0.24	0.20	0.15
Net Realized and Unrealized Gain (Loss) on Investments	1.80	0.76	0.89	(0.19)	0.67

Total from Investment Operations	1.93	0.94	1.13	0.01	0.82

Less Distributions:
Distributions from Net Investment Income	(0.12)	(0.71)	(0.21)	(0.20)	(0.29)
Distributions from Net Realized Gain	(0.07)	(0.10)	(0.51)	(0.30)	(0.49)

Total Distributions	(0.19)	(0.81)	(0.72)	(0.50)	(0.78)

Net Asset Value per Share, End of year	$13.96	$12.22	$12.09	$11.68	$12.17

Total Return	15.92%	8.19%	10.46%	0.04%	7.28%

Ratios/Supplemental Data:
Net Assets, End of year (in thousands)	$35,264	$36,714	$29,565	$27,925	$30,144
Ratio of Expenses to Average Net Assets(2)	0.44%	0.39%	0.44%	0.37%	0.36%
Ratio of Net Investment Income to Average Net Assets	0.94%	1.56%	2.03%	1.68%	1.26%
Portfolio Turnover Rate	26.34%	26.22%	21.66%	19.79%	55.53%

(1)	Computed using average shares outstanding throughout the period.

(2)	Does not include expenses of the underlying affiliated funds.

Financial Highlights

TCW Conservative Allocation Fund
Class N

	Year Ended October 31,
	2021	2020	2019	2018	2017
Net Asset Value per Share, Beginning of year	$12.22	$12.09	$11.67	$12.15	$12.07

Income (Loss) from Investment Operations:
Net Investment Income(1)	0.09	0.15	0.20	0.15	0.11
Net Realized and Unrealized Gain (Loss) on Investments	1.81	0.75	0.90	(0.18)	0.66

Total from Investment Operations	1.90	0.90	1.10	(0.03)	0.77

Less Distributions:
Distributions from Net Investment Income	(0.08)	(0.67)	(0.17)	(0.15)	(0.20)
Distributions from Net Realized Gain	(0.07)	(0.10)	(0.51)	(0.30)	(0.49)

Total Distributions	(0.15)	(0.77)	(0.68)	(0.45)	(0.69)

Net Asset Value per Share, End of year	$13.97	$12.22	$12.09	$11.67	$12.15

Total Return	15.64%	7.85%	10.16%	(0.35)%	6.74%

Ratios/Supplemental Data:
Net Assets, End of year (in thousands)	$736	$452	$350	$518	$532
Ratio of Expenses to Average Net Assets:(2)
Before Expense Reimbursement	3.73%	6.06%	6.89%	5.14%	3.30%
After Expense Reimbursement	0.68%	0.70%	0.74%	0.76%	0.81%
Ratio of Net Investment Income to Average Net Assets	0.70%	1.23%	1.75%	1.28%	0.89%
Portfolio Turnover Rate	26.34%	26.22%	21.66%	19.79%	55.53%

(1)	Computed using average shares outstanding throughout the period.

(2)	Does not include expenses of the underlying affiliated funds.

Financial Highlights

TCW Developing Markets Equity Fund
Class I

	Year Ended October 31,
	2021	2020	2019	2018	2017
Net Asset Value per Share, Beginning of year	$11.86	$10.14	$9.39	$11.17	$9.10

Income (Loss) from Investment Operations:
Net Investment Income(1)	0.08	0.02	0.10	0.06	0.07
Net Realized and Unrealized Gain (Loss) on Investments	2.10	1.79	0.69	(1.78)	2.09

Total from Investment Operations	2.18	1.81	0.79	(1.72)	2.16

Less Distributions:
Distributions from Net Investment Income	(0.02)	(0.09)	(0.04)	(0.06)	(0.09)

Net Asset Value per Share, End of year	$14.02	$11.86	$10.14	$9.39	$11.17

Total Return	18.36%	17.90%	8.46%	(15.51)%	23.96%

Ratios/Supplemental Data:
Net Assets, End of year (in thousands)	$5,133	$4,314	$4,071	$3,750	$4,433
Ratio of Expenses to Average Net Assets:
Before Expense Reimbursement	3.57%	4.06%	4.88%	3.45%	3.94%
After Expense Reimbursement	1.04%	1.25%	1.25%	1.25%	1.25%
Ratio of Net Investment Income to Average Net Assets	0.57%	0.15%	1.03%	0.49%	0.77%
Portfolio Turnover Rate	175.10%	148.22%	207.48%	163.33%	194.58%

(1)	Computed using average shares outstanding throughout the period.

Financial Highlights

TCW Developing Markets Equity Fund
Class N

	Year Ended October 31,
	2021	2020	2019	2018	2017
Net Asset Value per Share, Beginning of year	$11.85	$10.14	$9.39	$11.17	$9.10

Income (Loss) from Investment Operations:
Net Investment Income(1)	0.06	0.02	0.10	0.06	0.07
Net Realized and Unrealized Gain (Loss) on Investments	2.11	1.78	0.69	(1.78)	2.09

Total from Investment Operations	2.17	1.80	0.79	(1.72)	2.16

Less Distributions:
Distributions from Net Investment Income	(0.02)	(0.09)	(0.04)	(0.06)	(0.09)

Net Asset Value per Share, End of year	$14.00	$11.85	$10.14	$9.39	$11.17

Total Return	18.29%	17.80%	8.46%	(15.51)%	23.96%

Ratios/Supplemental Data:
Net Assets, End of year (in thousands)	$2,293	$1,861	$1,575	$1,468	$1,722
Ratio of Expenses to Average Net Assets:
Before Expense Reimbursement	4.39%	5.17%	6.11%	4.51%	5.08%
After Expense Reimbursement	1.18%	1.25%	1.25%	1.25%	1.25%
Ratio of Net Investment Income to Average Net Assets	0.45%	0.16%	1.03%	0.49%	0.77%
Portfolio Turnover Rate	175.10%	148.22%	207.48%	163.33%	194.58%

(1)	Computed using average shares outstanding throughout the period.

Financial Highlights

TCW Emerging Markets Income Fund
Class I

	Year Ended October 31,
	2021	2020	2019	2018	2017
Net Asset Value per Share, Beginning of year	$7.93	$8.33	$7.77	$8.54	$8.34

Income (Loss) from Investment Operations:
Net Investment Income(1)	0.35	0.39	0.46	0.43	0.55
Net Realized and Unrealized Gain (Loss) on Investments	(0.02)	(0.46)	0.54	(0.83)	0.09

Total from Investment Operations	0.33	(0.07)	1.00	(0.40)	0.64

Less Distributions:
Distributions from Net Investment Income	(0.37)	(0.33)	(0.44)	(0.37)	(0.44)
Distributions from Return of Capital	(0.02)	—	—	—	—

Total Distributions	(0.39)	(0.33)	(0.44)	(0.37)	(0.44)

Net Asset Value per Share, End of year	$7.87	$7.93	$8.33	$7.77	$8.54

Total Return	4.04%	(0.69)%	13.13%	(4.85)%	7.95%

Ratios/Supplemental Data:
Net Assets, End of year (in thousands)	$4,720,489	$5,877,348	$5,668,552	$4,365,456	$3,039,671
Ratio of Expenses to Average Net Assets	0.85%	0.85%	0.84%	0.86%	0.87%
Ratio of Net Investment Income to Average Net Assets	4.23%	4.95%	5.62%	5.33%	6.56%
Portfolio Turnover Rate	150.31%	135.46%	136.47%	149.50%	212.16%

(1)	Computed using average shares outstanding throughout the period.

Financial Highlights

TCW Emerging Markets Income Fund
Class N

	Year Ended October 31,
	2021	2020	2019	2018	2017
Net Asset Value per Share, Beginning of year	$10.23	$10.72	$10.00	$11.00	$10.75

Income (Loss) from Investment Operations:
Net Investment Income(1)	0.44	0.49	0.57	0.53	0.68
Net Realized and Unrealized Gain (Loss) on Investments	(0.03)	(0.57)	0.69	(1.08)	0.12

Total from Investment Operations	0.41	(0.08)	1.26	(0.55)	0.80

Less Distributions:
Distributions from Net Investment Income	(0.46)	(0.41)	(0.54)	(0.45)	(0.55)
Distributions from Return of Capital	(0.02)	—	—	—	—

Total Distributions	(0.48)	(0.41)	(0.54)	(0.45)	(0.55)

Net Asset Value per Share, End of year	$10.16	$10.23	$10.72	$10.00	$11.00

Total Return	3.97%	(0.69)%	12.85%	(5.16)%	7.67%

Ratios/Supplemental Data:
Net Assets, End of year (in thousands)	$546,887	$261,520	$320,492	$342,660	$510,877
Ratio of Expenses to Average Net Assets:
Before Expense Reimbursement	1.13%	1.14%	1.14%	1.16%	1.15%
After Expense Reimbursement	0.95%	0.98%	1.05%	1.10%	1.13%
Ratio of Net Investment Income to Average Net Assets	4.20%	4.82%	5.41%	5.03%	6.30%
Portfolio Turnover Rate	150.31%	135.46%	136.47%	149.50%	212.16%

(1)	Computed using average shares outstanding throughout the period.

Financial Highlights

TCW Emerging Markets Income Fund
Plan Class

	Year Ended October 31, 2021	March 2, 2020 (Commencement of Operations) through October 31, 2020
Net Asset Value per Share, Beginning of year	$7.93	$8.34

Income (Loss) from Investment Operations:
Net Investment Income(1)	0.36	0.26
Net Realized and Unrealized Loss on Investments	(0.04)	(0.48)

Total from Investment Operations	0.32	(0.22)

Less Distributions:
Distributions from Net Investment Income	(0.37)	(0.19)
Distributions from Return of Capital	(0.02)	—

Total Distributions	(0.39)	(0.19)

Net Asset Value per Share, End of year	$7.86	$7.93

Total Return	4.12%	(2.59	)%(2)

Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$1,996,103	$489,106
Ratio of Expenses to Average Net Assets:
Before Expense Reimbursement	0.80%	0.79	%(3)
After Expense Reimbursement	0.77%	0.77	%(3)
Ratio of Net Investment Income to Average Net Assets	4.43%	4.96	%(3)
Portfolio Turnover Rate	150.31%	135.46	%(2)

(1)	Computed using average shares outstanding throughout the period.

(2)	For the period March 2, 2020 (Commencement of Operations) through October 31, 2020.

(3)	Annualized.

Financial Highlights

TCW Emerging Markets Local Currency Income Fund
Class I

	Year Ended October 31,
	2021	2020	2019	2018	2017
Net Asset Value per Share, Beginning of year	$8.57	$9.17	$8.14	$9.30	$9.13

Income (Loss) from Investment Operations:
Net Investment Income(1)	0.37	0.42	0.58	0.53	0.64
Net Realized and Unrealized Gain (Loss) on Investments	(0.25)	(0.89)	0.57	(1.19)	(0.06)

Total from Investment Operations	0.12	(0.47)	1.15	(0.66)	0.58

Less Distributions:
Distributions from Net Investment Income	(0.22)	(0.09)	(0.12)	(0.23)	(0.41)
Distributions from Return of Capital	—	(0.04)	—	(0.27)	—

Total Distributions	(0.22)	(0.13)	(0.12)	(0.50)	(0.41)

Net Asset Value per Share, End of year	$8.47	$8.57	$9.17	$8.14	$9.30

Total Return	1.34%	(5.26)%	14.26%	(7.74)%	6.33%

Ratios/Supplemental Data:
Net Assets, End of year (in thousands)	$200,019	$192,679	$220,968	$264,754	$138,068
Ratio of Expenses to Average Net Assets:
Before Expense Reimbursement	0.96%	0.97%	1.03%	0.95%	1.03%
After Expense Reimbursement	0.85%	0.85%	0.88%	N/A	0.99%
Ratio of Net Investment Income to Average Net Assets	4.14%	4.90%	6.66%	5.90%	6.83%
Portfolio Turnover Rate	117.18%	135.99%	127.74%	185.72%	137.44%

(1)	Computed using average shares outstanding throughout the period.

Financial Highlights

TCW Emerging Markets Local Currency Income Fund
Class N

	Year Ended October 31,
	2021	2020	2019	2018	2017
Net Asset Value per Share, Beginning of year	$8.55	$9.15	$8.13	$9.29	$9.12

Income (Loss) from Investment Operations:
Net Investment Income(1)	0.36	0.42	0.57	0.51	0.64
Net Realized and Unrealized Gain (Loss) on Investments	(0.25)	(0.89)	0.57	(1.17)	(0.06)

Total from Investment Operations	0.11	(0.47)	1.14	(0.66)	0.58

Less Distributions:
Distributions from Net Investment Income	(0.22)	(0.09)	(0.12)	(0.23)	(0.41)
Distributions from Return of Capital	—	(0.04)	—	(0.27)	—

Total Distributions	(0.22)	(0.13)	(0.12)	(0.50)	(0.41)

Net Asset Value per Share, End of year	$8.44	$8.55	$9.15	$8.13	$9.29

Total Return	1.30%	(5.28)%	14.14%	(7.75)%	6.33%

Ratios/Supplemental Data:
Net Assets, End of year (in thousands)	$39,546	$25,329	$28,011	$47,664	$34,807
Ratio of Expenses to Average Net Assets:
Before Expense Reimbursement	1.32%	1.35%	1.40%	1.32%	1.35%
After Expense Reimbursement	0.90%	0.90%	0.92%	0.99%	0.99%
Ratio of Net Investment Income to Average Net Assets	4.05%	4.84%	6.63%	5.78%	6.88%
Portfolio Turnover Rate	117.18%	135.99%	127.74%	185.72%	137.44%

(1)	Computed using average shares outstanding throughout the period.

Financial Highlights

TCW Emerging Markets Multi-Asset Opportunities Fund
Class I

	Year Ended October 31,
	2021	2020	2019	2018	2017
Net Asset Value per Share, Beginning of year	$12.09	$11.31	$10.39	$11.70	$10.39

Income (Loss) from Investment Operations:
Net Investment Income(1)	0.22	0.22	0.38	0.25	0.31
Net Realized and Unrealized Gain (Loss) on Investments	1.26	0.93	0.69	(1.30)	1.38

Total from Investment Operations	1.48	1.15	1.07	(1.05)	1.69

Less Distributions:
Distributions from Net Investment Income	(0.18)	(0.37)	(0.15)	(0.26)	(0.38)

Net Asset Value per Share, End of year	$13.39	$12.09	$11.31	$10.39	$11.70

Total Return	12.30%	10.34%	10.50%	(9.23)%	17.05%

Ratios/Supplemental Data:
Net Assets, End of year (in thousands)	$75,793	$84,387	$87,430	$43,338	$42,041
Ratio of Expenses to Average Net Assets:
Before Expense Reimbursement	1.29%	1.28%	1.31%	1.34%	1.54%
After Expense Reimbursement	1.00%	1.00%	1.02%	1.23%	1.23%
Ratio of Net Investment Income to Average Net Assets	1.67%	2.01%	3.51%	2.13%	2.95%
Portfolio Turnover Rate	165.68%	164.55%	188.64%	160.85%	197.48%

(1)	Computed using average shares outstanding throughout the period.

Financial Highlights

TCW Emerging Markets Multi-Asset Opportunities Fund
Class N

	Year Ended October 31,
	2021	2020	2019	2018	2017
Net Asset Value per Share, Beginning of year	$12.01	$11.24	$10.35	$11.66	$10.35

Income (Loss) from Investment Operations:
Net Investment Income(1)	0.20	0.20	0.28	0.26	0.32
Net Realized and Unrealized Gain (Loss) on Investments	1.25	0.92	0.76	(1.31)	1.37

Total from Investment Operations	1.45	1.12	1.04	(1.05)	1.69

Less Distributions:
Distributions from Net Investment Income	(0.16)	(0.35)	(0.15)	(0.26)	(0.38)

Net Asset Value per Share, End of year	$13.30	$12.01	$11.24	$10.35	$11.66

Total Return	12.06%	10.08%	10.25%	(9.26)%	17.10%

Ratios/Supplemental Data:
Net Assets, End of year (in thousands)	$7,562	$8,803	$11,784	$74,677	$40,064
Ratio of Expenses to Average Net Assets:
Before Expense Reimbursement	1.83%	1.80%	1.65%	1.67%	1.96%
After Expense Reimbursement	1.20%	1.20%	1.21%	1.23%	1.23%
Ratio of Net Investment Income to Average Net Assets	1.47%	1.80%	2.64%	2.25%	2.95%
Portfolio Turnover Rate	165.68%	164.55%	188.64%	160.85%	197.48%

(1)	Computed using average shares outstanding throughout the period.

Glossary

Definitions of select terms used in this Prospectus are listed below:
American Depository Receipts (ADRs) — Receipts, typically issued by a U.S. bank or trust company, evidencing ownership of the underlying securities issued by a foreign corporation. ADRs are denominated in U.S. dollars and are publicly traded on exchanges or over‑the‑counter markets in the U.S.
Annualize — To convert to an annual basis. The expression of a rate of return over periods other than one year converted to annual terms. For example, a cumulative return of 21% over two years would convert into an annualized return of 10% per annum, even though each annual return may have looked nothing like 10%. For example, if an investment earned ‑2% in year one and 23.5% in year two, the compound annual return would be 10%.
Benchmark — Any basis of measurement, such as an index, that is used by an investment manager as a yardstick to assess the performance of a portfolio. For example, the S&P 500® Index is a commonly used benchmark for U.S. large‑cap equity portfolios.
Credit Default Swap — An agreement which allows the transfer of third party credit risk from one party to the other. One party in the swap is often a lender who faces credit risk from a third party borrower, and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments (essentially an insurance premium). If the third party defaults, the party providing insurance will have to purchase from the insured party the defaulted asset at its full notional value or “par value” (principal plus remaining interest).
Credit-Linked Note — A type of structured note that contains an embedded credit default swap, which allows the issuer to transfer specific credit risks to buyers of the security in exchange for the issuer’s promise to make principal and interest payments. This allows the issuer to hedge its own risk with respect to a reference asset such as a default, credit spread or ratings change. In exchange for a right to interest and/or principal payments, the buyer of a credit-linked note agrees to assume exposure to the underlying reference asset to the buyer’s investment.
Distribution and/or Service (12b‑1) Fees — Fees assessed to shareholders for shareholder servicing, marketing and distribution expenses for a fund.
Dividends — A distribution of corporate earnings to shareholders.
Duration — A weighted-average term‑to‑maturity of a bond’s cash flows, the weights being the present value of each cash flow as a percentage of the bond’s full price. Duration is often used to measure the potential volatility of a bond’s price; bonds with longer durations are more sensitive to changes in interest rates, making them more volatile than bonds with shorter durations. Bonds with uncertain payment schedules, such as mortgage-backed securities, which can be prepaid, have durations which may vary or lengthen in certain interest rate environments making their market values more volatile than when acquired.
Exchange-Traded Funds (ETFs) — ETFs are typically open‑end investment companies whose shares are listed for trading on a national securities exchange.
Exchange-Traded Notes (ETNs) — ETNs are senior, unsecured, unsubordinated deft securities issued by banks or other financial institutions. Each ETN has a maturity date and is backed only by the credit of the issuer. The returns of ETNs are linked to the performance of a market benchmark or strategy, less investor fees. The issuer of an ETN typically makes interest payments and a principal payment at maturity that is linked to the price movement of a market benchmark or strategy.
Expense Ratio — Expressed as a percentage provides an investor the total cost for fund operating expenses and management fees.
Forward Contract — A specific form of counterparty agreement under which a commodity or financial instrument is bought or sold at a certain price agreed on today (date of contract), but is to be delivered on a stated future (forward) date in settlement of the agreement. If the value of the underlying commodity or financial instrument changes, the value of the forward contract becomes positive or negative depending on the position held.

Futures — A standardized, transferable, exchange-traded contract that requires delivery of a security, commodity, bond, currency or stock index, at a specified price, on a specified future date. Futures represent a pledge to make a certain transaction at a future date and are usually cash settled before the close out date by a party to the contract.
Global Depository Receipts (GDRs) — Receipts for shares in a foreign based corporation traded in capital markets around the world. While ADRs permit foreign corporations to offer shares to American citizens, GDRs allow companies in Asia, Europe, the United Stated and Latin America to offer shares in many markets around the world.
Growth Companies — Companies that have exhibited faster-than-average gains in earnings over the last few years and are expected to continue to show a high level of profit growth. Growth companies are generally riskier investments than average companies, however, since they usually have higher price‑to‑earnings ratios and make little or no dividend payments to shareholders.
Interest — Cost of using money, expressed as a rate per period of time, usually one year, in which case it is called an annual rate of interest.
Interest Rate Swap — A specific form of counterparty agreement where one stream of future interest payments is exchanged for another based on a specified principal or notional amount. Interest rate swaps often exchange a fixed payment for a floating payment that is linked to an interest rate (most often LIBOR). Interest rate swaps are used to limit or manage exposure to interest rate fluctuations.
Intrinsic Value — A company’s long-term value. The valuation is determined by applying data inputs to a valuation theory or model.
Junk Bonds — Junk bonds or high yield bonds are bonds that are rated below BBB by S&P Global Ratings or below Baa by Moody’s Investors Service, Inc. These bonds typically pay a higher yield to compensate for the greater credit risk.
LIBOR — London Inter-Bank Offer Rate. The interest rate that the banks charge each other for loans (usually in Eurodollars).
Maturity — The date at which a debt instrument is due and payable.
Money Market Instruments — High quality, short term debt instruments. A money market instrument typically matures in 397 days or less.
Options — An owner of a call (put) option has the right (but not the obligation) to purchase (sell) the underlying security at a specified price, and this right lasts until a specified date. The writer of a call (put) option has the obligation to sell (purchase) the underlying security at a specified price, until a specified date.
Price‑to‑Earnings (P/E) Ratio — A stock’s market price divided by its current or estimated future earnings per share. A fundamental measure of the attractiveness of a particular security versus all other securities as determined by the investing public. The higher the P/E, the more investors are paying, and therefore the more earnings growth they are expecting. The lower the ratio relative to the average of the stock market, the lower the (market’s) profit growth expectations.
Price‑to‑Book (P/B) Ratio — The weighted average of the price‑to‑book ratios of all the stocks in a fund’s portfolio. Generally, a high P/B ratio indicates the price of the stock exceeds the actual worth of the company’s assets, while a low P/B ratio indicates the stock is relatively cheap.
Principal — Face amount of a debt instrument on which interest is either owed or earned.
Real Estate Investment Trust (REIT) — A REIT is a pooled investment vehicle that invests primarily in income-producing real estate or real estate loans or interests. REITs are not taxed on income distributed to shareholders, provided they comply with the requirements of the Internal Revenue Code of 1986, as amended.
Tiered Index Bond — Typically a mortgage-backed security that maintains a fixed coupon, provided that a reference rate (usually LIBOR) remains below a stated “strike” level. In the event the reference rate rises above the “strike” level, the security behaves like an inverse floater security.
Total Return — Return on an investment including both appreciation (depreciation) and interest or dividends.
Total Return Swap — A specific form of counterparty agreement in which one party makes payments based on a set rate, either fixed or variable, and the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains. In total return swaps, the underlying asset, referred to as the reference asset, is usually an equity index, loans or bonds. This asset is owned by the party receiving the set rate payment.

Total return swaps allow the party receiving the total return to gain exposure and benefit from a referenced asset without actually having to own it.
Turnover — Statistical ratio measuring the amount of transactions within a portfolio over a given time period.
Value Companies — Value companies are companies that appear underpriced according to certain financial measurements of their intrinsic worth or business prospects (such as price‑to‑earnings or price‑to‑book ratios).

Weighted Average Duration — The average duration of securities in an investment portfolio weighted by market value.
Yield Curve — A visual representation of the term structure of interest rates by plotting the yields of all bonds of the same quality within maturities ranging from the shortest to the longest available. It shows the relationship between bond yields and maturity lengths. A normal or positive yield curve signifies higher interest rates for long-term investment, while a negative or downward curve indicates higher short-term rates.

TCW Funds, Inc.

865 South Figueroa Street
Los Angeles, California 90017
800 FUND TCW
(800 386 3829)
www.TCW.com
More information on each Fund is available, free of charge, upon request by calling 800 FUND TCW (386 3829), or on the Internet at www.TCW.com, including the following:
Annual/Semi-Annual Report
Additional information about each Fund’s investments is in the Funds’ annual and semi-annual reports to shareholders. In the Funds’ annual report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund’s performance during its last fiscal year.
Statement of Additional Information (SAI)
The SAI provides more details about each Fund and its policies. A current SAI is on file with the SEC, is incorporated by reference, and is legally considered part of this Prospectus.
Shareholder Account Information
For additional information, such as transaction and account inquiries:
Call 800 248 4486, or send your request to:
TCW Funds, Inc. c/o U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, WI 53201-0701
You can obtain copies of reports and other information about the Funds (including the SAI) on the EDGAR Database on the SEC’s website at www.sec.gov or by electronic request to publicinfo@sec.gov. A fee will be charged for making copies.
SEC File Number 811-7170

FUNDp0322

MARCH 1

Statement of Additional Information

U.S. EQUITY FUNDS

TCW Artificial Intelligence Equity Fund

(Class I: TGFTX; Class N: TGJNX)

TCW Global Real Estate Fund

(Class I: TGREX; Class N: TGRYX)

TCW New America Premier Equities Fund

(Class I: TGUSX; Class N: TGUNX)

TCW Relative Value Dividend Appreciation Fund

(Class I: TGDFX; Class N: TGIGX)

TCW Relative Value Large Cap Fund

(Class I: TGDIX; Class N: TGDVX)

TCW Relative Value Mid Cap Fund

(Class I: TGVOX; Class N: TGVNX)

TCW Select Equities Fund

(Class I: TGCEX; Class N: TGCNX)

U.S. FIXED INCOME FUNDS

TCW Core Fixed Income Fund

(Class I: TGCFX; Class N: TGFNX;

Plan Class: TGCPX)

TCW Enhanced Commodity Strategy Fund

(Class I: TGGWX; Class N: TGABX)

TCW Global Bond Fund

(Class I: TGGBX; Class N: TGGFX)

TCW High Yield Bond Fund

(Class I: TGHYX; Class N: TGHNX)

TCW Short Term Bond Fund

(Class I: TGSMX)

TCW Total Return Bond Fund

(Class I: TGLMX; Class N: TGMNX;

Plan Class: TGLSX)

ASSET ALLOCATION FUND

TCW Conservative Allocation Fund

(Class I: TGPCX; Class N: TGPNX)

INTERNATIONAL FUNDS

TCW Developing Markets Equity Fund

(Class I: TGDMX; Class N: TGDPX)

TCW Emerging Markets Income Fund

(Class I: TGEIX; Class N: TGINX;

Plan Class: TGEPX)

TCW Emerging Markets Local Currency Income Fund

(Class I: TGWIX; Class N: TGWNX)

TCW Emerging Markets Multi-Asset Opportunities Fund

(Class I: TGMAX; Class N: TGMEX)

This Statement of Additional Information is not a prospectus but contains information in addition to, and more detailed than, that set forth in the Prospectus, dated the same date, which describes each of the separate investment series (each, a “Fund” and collectively, the “Funds”) of TCW Funds, Inc. This Statement of Additional Information should be read in conjunction with the Prospectus. A Prospectus may be obtained without charge by writing to TCW Funds, Inc., Attention: Investor Relations Department, 865 South Figueroa Street, Suite 1800, Los Angeles, California 90017 or by calling the Investor Relations Department at 800 FUND TCW (800 386 3829). This Statement of Additional Information, although not in itself a prospectus, is incorporated by reference into the Prospectus in its entirety. Each Fund’s audited financial statements in the Annual Report to Shareholders and the reports of the Funds’ independent registered public accounting firm are incorporated by reference herein.

TCW Funds, Inc. | 865 South Figueroa Street | Los Angeles, California 90017 | 800 FUND TCW (800 386 3829) | www.TCW.com

1

GENERAL INFORMATION

TCW Funds, Inc. (the “Corporation”) was incorporated as a Maryland corporation on September 15, 1992 and is registered with the U.S. Securities and Exchange Commission (“SEC”) as an open-end, management investment company. The Corporation has acknowledged that the name “TCW” is owned by The TCW Group, Inc. (“TCW”), the parent of TCW Investment Management Company LLC (the “Advisor”). The Corporation has agreed to change its name and the name of its series at the request of TCW if any advisory agreement into which TCW or any of its affiliates and the Corporation may enter is terminated.

The Corporation currently consists of 18 series (each, a “Fund,” and collectively, the “Funds”), each of which has separate assets and liabilities. Each Fund offers two classes of shares: Class I shares and Class N shares, except for the TCW Short Term Bond Fund, which only offers Class I shares, and the TCW Core Fixed Income Fund, TCW Total Return Bond Fund, and TCW Emerging Markets Income Fund, which also offer Plan Class shares. The TCW Conservative Allocation Fund is a fund of funds, which seeks to achieve its investment objective by investing primarily in the Class I shares of the other Funds, and certain of the Metropolitan West Funds, a mutual fund complex managed by an affiliate of the Advisor (the “Metropolitan West Funds,” and such Metropolitan West Funds collectively with the other Funds in which the TCW Conservative Allocation Fund invests, the “Underlying Funds”).

Each Fund is classified as a diversified fund under the Investment Company Act of 1940, as amended (“1940 Act”), except for the TCW Emerging Markets Local Currency Income Fund, which is classified as a non-diversified fund under the 1940 Act. A Fund is “diversified” under the 1940 Act if, with respect to 75% of the Fund’s total assets, the Fund may not invest in securities of any issuer if, immediately after such investment, (i) more than 5% of the total assets of the Fund (taken at current value) would be invested in the securities of that issuer or (ii) more than 10% of the outstanding voting securities of the issuer would be held by the Fund (this limitation does not apply to investments in U.S. government securities or securities of other investment companies). A Fund is not subject to this limitation with respect to the remaining 25% of its total assets. A Fund that is considered non-diversified under the 1940 Act will, however, remain subject to a diversification requirement under applicable tax laws that is less strict than under the 1940 Act.

Shares of any Fund may be exchanged for shares of the Fidelity Prime Money Market Portfolio, which is an unaffiliated, separately managed money market mutual fund, and shares of the Fidelity Prime Money Market Portfolio may be exchanged for shares of any Fund. For information concerning the Fidelity Prime Money Market Portfolio, please refer to the prospectus for the Fidelity Prime Money Market Portfolio, a copy of which may be obtained by calling (800) 386-3829.

INVESTMENT PRACTICES

The Funds may, but are not required to, utilize, among others, one or more of the strategies or securities, as summarized in the tables below, which supplement the principal investment strategies of the Funds described in the Prospectus. The Funds may also invest in other instruments (including derivative investments) or use other investment strategies that are developed or become available in the future and that are consistent with their objectives and restrictions. The investment strategies described below may be pursued directly by the Underlying Funds. As a general matter, the TCW Conservative Allocation Fund normally does not invest directly in securities. However, the TCW Conservative Allocation Fund is subject to the strategies and risks described below indirectly through its investments in the Underlying Funds.

In addition, the TCW Enhanced Commodity Strategy Fund may pursue its investment objective by investing in the TCW Cayman Enhanced Commodity Fund, Ltd., a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “Subsidiary”). The Subsidiary is advised by the Advisor, has the same investment objective and will generally be subject to the same fundamental, non-fundamental and certain other investment restrictions as the Fund; however, the Subsidiary may invest in commodity-linked swap agreements and other commodity-linked derivative instruments to an extent greater than permitted for the Fund. The Fund and the Subsidiary may test for compliance with certain investment restrictions on a consolidated basis, except that with respect to its investments in certain securities that may involve leverage, the Subsidiary will comply with asset segregation or “earmarking” requirements to the same extent as the Fund. By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The derivatives and other investments held by the Subsidiary are generally similar to those held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund.

The Advisor currently claims an exclusion from the definition of the term “commodity pool operator” (“CPO”) under the Commodity Exchange Act of 1936, as amended (the “CEA”), and, therefore, is not subject to registration or regulation as a CPO under the CEA in respect of the TCW Core Fixed Income Fund, TCW Emerging Markets Income Fund, TCW Developing Markets Equity Fund, TCW Emerging Markets Local Currency Income Fund, TCW Emerging Markets Multi-Asset Opportunities Fund, TCW Global Bond Fund, TCW Global Real Estate Fund, TCW High Yield Bond Fund, TCW Short Term Bond Fund and TCW Total Return Bond Fund. As of the date of this Statement of Additional Information (this “SAI”), the Advisor does not expect to register as a CPO of these Funds. However, there is no certainty that these Funds or the Advisor will be able to rely on the exclusion in the future as the Funds’ investments change over time. In order to be eligible to rely on the exclusion, any of these Funds may enter into futures, options, forwards, and swaps that do not constitute bona fide hedging only if, immediately thereafter, (i) the aggregate initial margin and premiums required to establish such positions will not exceed 5% of the Fund’s liquidation value, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into, and provided that in the case of an option that is in-the-money (the exercise price of the call (put) option is less (more) than the market price of the underlying security) at the time of purchase, the

2

in-the-money amount may be excluded in computing such 5%; or (ii) the aggregate net notional value of such positions, determined at the time the most recent position was established, does not exceed 100% of the Fund’s liquidation value, after taking into account unrealized profits and unrealized losses on any such positions it has entered into.

The Advisor is registered with the Commodity Futures Trading Commission (the “CFTC”) as a CPO with respect to the TCW Enhanced Commodity Strategy Fund and the Subsidiary and is a member of the National Futures Association (“NFA”) in such capacity. However, the Advisor currently operates pursuant to regulations under the CEA that exempt the Advisor from many of the requirements otherwise applicable to CPOs.

U.S. Equity Funds
	TCW Artificial Intelligence Equity Fund	TCW Global Real Estate Fund	TCW New America Premier Equities Fund	TCW Relative Value Dividend Appreciation Fund	TCW Relative Value Large Cap Fund	TCW Relative Value Mid Cap Fund	TCW Select Equities Fund
Borrowing	✓	✓	✓	✓	✓	✓	✓
Convertible Securities	✓	✓	✓	✓	✓	✓	✓
Derivatives
• Forward Currency Transaction	✓	✓	✓	✓	✓	✓	✓
• Futures Contracts	✓	✓	✓	✓	✓	✓	✓
• Options	✓	✓	✓	✓	✓	✓	✓
• Options on Foreign Currencies	✓	✓	✓	✓	✓	✓	✓
• Options on Futures Contracts	✓	✓	✓	✓	✓	✓	✓
• Swap Agreements		✓
Illiquid Securities	✓	✓	✓	✓	✓	✓	✓
Investments in Other Investment Company Securities	✓	✓	✓	✓	✓	✓	✓
Lending of Portfolio Securities	✓	✓	✓	✓	✓	✓	✓
Money Market Instruments	✓	✓	✓	✓	✓	✓	✓
Preferred Stock	✓	✓	✓	✓	✓	✓	✓
Repurchase Agreements	✓	✓	✓	✓	✓	✓	✓
Restricted Securities	✓	✓	✓	✓	✓	✓	✓
Reverse Repurchase Agreements	✓	✓	✓
Short Sales	✓	✓	✓	✓	✓	✓	✓
Short Sales Against the Box	✓	✓	✓	✓	✓	✓	✓
Sovereign Debt Obligations and Emerging Market Countries	✓	✓	✓	✓	✓	✓	✓
Warrants	✓	✓	✓	✓	✓	✓	✓
When, As and If Issued Securities	✓	✓	✓	✓	✓	✓	✓
When-Issued and Delayed Delivery Securities and Forward Commitments	✓	✓	✓	✓	✓	✓	✓

U.S. Fixed Income Funds
	TCW Core Fixed Income Fund	TCW Enhanced Commodity Strategy Fund	TCW Global Bond Fund	TCW High Yield Bond Fund	TCW Short Term Bond Fund	TCW Total Return Bond Fund
Asset-Backed Securities	✓	✓	✓	✓	✓	✓
Borrowing	✓	✓	✓	✓	✓	✓
Collateralized Mortgage Obligations and Multiclass Pass-Through Securities	✓	✓	✓	✓	✓	✓
Convertible Securities	✓	✓	✓	✓	✓	✓
Credit Linked Notes	✓	✓	✓	✓	✓	✓
Derivatives
• Forward Currency Transaction	✓	✓	✓	✓	✓	✓
• Futures Contracts	✓	✓	✓	✓	✓	✓
• Options	✓	✓	✓	✓	✓	✓

3

• Options on Foreign Currencies	✓	✓	✓	✓	✓	✓
• Options on Futures Contracts	✓	✓	✓	✓	✓	✓
• Swap Agreements	✓	✓	✓	✓	✓	✓
Distressed and Defaulted Securities	✓	✓	✓	✓	✓	✓
Government Mortgage Pass-Through Securities	✓	✓	✓	✓	✓	✓
Illiquid Securities	✓	✓	✓	✓	✓	✓
Inflation-Indexed Bonds	✓	✓	✓	✓	✓	✓
Inverse Floaters	✓	✓	✓	✓	✓	✓
Investments in Other Investment Company Securities	✓	✓	✓	✓	✓	✓
Investments in the Subsidiary		✓
Lending of Portfolio Securities	✓	✓	✓	✓	✓	✓
Loan Participation and Assignments	✓	✓	✓	✓	✓	✓
Money Market Instruments	✓	✓	✓	✓	✓	✓
Mortgage-Backed Securities	✓	✓	✓	✓	✓	✓
Mortgage Dollar Rolls	✓	✓	✓		✓	✓
Preferred Stock	✓	✓	✓	✓	✓	✓
Private Mortgage Pass-Through Securities	✓	✓	✓	✓	✓	✓
Repurchase Agreements	✓	✓	✓	✓	✓	✓
Restricted Securities	✓	✓	✓	✓	✓	✓
Reverse Repurchase Agreements	✓	✓	✓		✓	✓
Short Sales	✓	✓	✓	✓	✓	✓
Short Sales Against the Box	✓	✓	✓	✓	✓	✓
Sovereign Debt Obligations and Emerging Market Countries	✓	✓	✓	✓	✓	✓
Stripped Mortgage Securities	✓	✓	✓	✓	✓	✓
Structured Notes	✓	✓	✓	✓	✓	✓
Warrants	✓	✓	✓	✓	✓	✓
When, As and If Issued Securities	✓	✓	✓	✓	✓	✓
When-Issued and Delayed Delivery Securities and Forward Commitments	✓	✓	✓	✓	✓	✓

	International Funds				Asset Allocation Fund
	TCW Developing Markets Equity Fund	TCW Emerging Markets Income Fund	TCW Emerging Markets Local Currency Income Fund	TCW Emerging Markets Multi-Asset Opportunities Fund	TCW Conservative Allocation Fund
Asset-Backed Securities		✓	✓	✓
Borrowing	✓	✓	✓	✓	✓
Convertible Securities	✓	✓	✓	✓
Credit Linked Notes		✓	✓	✓
Derivatives
• Forward Currency Transaction	✓	✓	✓	✓
• Futures Contracts	✓	✓	✓	✓
• Options	✓	✓	✓	✓
• Options on Foreign Currencies	✓	✓	✓	✓
• Options on Futures Contracts	✓	✓	✓	✓
• Swap Agreements	✓	✓	✓	✓
Distressed and Defaulted Securities		✓	✓	✓
Illiquid Securities	✓	✓	✓	✓	✓
Inflation-Indexed Bonds		✓	✓	✓

4

Investments in Other Investment Company Securities	✓	✓	✓	✓	✓
Lending of Portfolio Securities	✓	✓	✓	✓
Money Market Instruments	✓	✓	✓	✓	✓
Mortgage-Backed Securities		✓	✓	✓
Preferred Stock	✓	✓	✓	✓
Repurchase Agreements	✓	✓	✓	✓	✓
Restricted Securities	✓	✓	✓	✓
Reverse Repurchase Agreements	✓			✓
Short Sales	✓	✓	✓	✓
Short Sales Against the Box	✓	✓	✓	✓
Sovereign Debt Obligations and Emerging Market Countries	✓	✓	✓	✓
Structured Notes		✓	✓	✓
Warrants	✓	✓	✓	✓
When, As and If Issued Securities	✓	✓	✓	✓
When-Issued and Delayed Delivery Securities and Forward Commitments	✓	✓	✓	✓

Asset-Backed Securities. Asset-backed securities are securities issued by trusts and special purpose corporations with principal and interest payouts backed by, or supported by, any of various types of assets. These assets typically include receivables related to the purchase of automobiles, credit card loans, and home equity loans. These securities generally take the form of a structured type of security, including pass-through, pay-through, and stripped interest payout structures similar to the collateralized mortgage obligation (“CMO”) structure. Investments in these and other types of asset-backed securities must be consistent with the investment objective and policies of a Fund.

Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties and use similar credit enhancement techniques. The cash flow generated by the underlying assets is applied to make required payments on the securities and to pay related administrative expenses. The amount of residual cash flow resulting from a particular issue of asset-backed securities depends on, among other things, the characteristics of the underlying assets, the coupon rates on the securities, prevailing interest rates, the amount of administrative expenses and the actual prepayment experience on the underlying assets.

Borrowing. Except as described below, a Fund may borrow money to the extent permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time. This means that, in general, a Fund may borrow money from banks for any purpose in an amount up to 1/3 of the Fund’s net assets. A Fund also may borrow money for temporary administrative purposes in an amount not to exceed 5% of the Fund’s total assets.

Specifically, provisions of the 1940 Act require a Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed, with an exception for borrowing not in excess of 5% of the Fund’s total assets made for temporary administrative purposes. Any borrowings for temporary administrative purposes in excess of 5% of the Fund’s total assets must maintain continuous asset coverage. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time.

Borrowing will tend to exaggerate the effect on net asset value of any increase or decrease in the market value of a Fund’s portfolio. Money borrowed will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased. A Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

Collateralized Mortgage Obligations and Multiclass Pass-Through Securities. CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities. Typically, CMOs are collateralized by Government National Mortgage Association (“GNMA”), Federal National Mortgage Association (“FNMA”) or Federal Home Loan Mortgage Corporation (“FHLMC”) certificates, but also may be collateralized by whole loans or private mortgage pass-through securities (such collateral is collectively hereinafter referred to as “Mortgage Assets”). Multiclass pass-through securities are equity interests in a trust composed of Mortgage Assets. Payments of principal of and interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multiclass pass-through securities. CMOs may be issued by Federal Agencies, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. The issuer of a series of CMOs may elect to be treated as a Real Estate Mortgage Investment Conduit (“REMIC”). REMICs include governmental and/or private entities that issue a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of

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securities, but unlike CMOs, which are required to be structured as debt securities, REMICs may be structured as indirect ownership interests in the underlying assets of the REMICs themselves. However, there are no effects on a Fund whether or not the CMOs in which the Fund invests are issued by entities that have elected to be treated as REMICs, and all future references to CMOs shall also be deemed to include REMIC.

In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMOs, often referred to as a “tranche,” is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semiannual basis. Certain CMOs may have variable or floating interest rates and others may be stripped mortgage securities (as described below).

The principal of and interest on the Mortgage Assets may be allocated among the several classes of a CMO series in a number of different ways. Generally, the purpose of the allocation of the cash flow of a CMO to the various classes is to obtain a more predictable cash flow to certain of the individual tranches than exists with the underlying collateral of the CMO. As a general rule, the more predictable the cash flow is on a CMO tranche, the lower the anticipated yield will be on that tranche at the time of issuance relative to prevailing market yields on other mortgage-backed securities. As part of the process of creating more predictable cash flows on most of the tranches in a series of CMOs, one or more tranches generally must be created that absorb most of the volatility in the cash flows on the underlying mortgage loans. The yields on these tranches are generally higher than prevailing market yields on mortgage-backed securities with similar maturities. As a result of the uncertainty of the cash flows of these tranches, the market prices of and yield on these tranches generally are more volatile. The Funds will not invest in CMO and REMIC residuals.

Convertible Securities. Convertible securities include bonds, debentures, notes, preferred stock or other securities that may be converted into or exchanged for common stock or other equity securities of the same or a different issuer. Convertible securities provide a conversion right for a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible debt securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers. Therefore, they generally entail less risk than the issuer’s common stock, although the extent to which such risk is reduced depends in large measure upon the proximity of its price to its value as a nonconvertible fixed income security.

The value of a convertible security is a function of its “investment value” (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege), and its “conversion value” (the security’s worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors may also have an effect on the convertible security’s investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. In addition, a convertible security generally will sell at a premium over its conversion value determined by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security.

Credit Linked Notes. A credit-linked note (“CLN”) is a security structured and issued by an issuer, which may be a bank, broker or special purpose vehicle. If a CLN is issued by a special purpose vehicle, the special purpose vehicle will typically be collateralized by AAA-rated securities. The performance and payment of principal and interest are tied to a reference obligation, which may be a particular security, basket of securities, a credit default swap, basket of credit default swaps or an index. The referenced obligation may be denominated in foreign currency. Risks of CLNs include those risks associated with the underlying reference obligation, including, but not limited to, market risk, interest rate risk, credit risk, default risk and foreign currency risk. In the case of a CLN created with credit default swaps, the structure will be “funded” such that the par amount of the security will represent the maximum loss that could be incurred on the investment and no leverage will be introduced. An investor of a CLN bears counterparty risk or the risk that the CLN issuer will default or become bankrupt and not make timely payment of principal and interest of the structured security.

Derivatives.

Forward Currency Transactions. A foreign currency forward contract involves an obligation to purchase or sell a specific currency at an agreed future date, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders. A Fund may enter into foreign currency forward contracts in order to protect against the risk that the U.S. dollar value of the Fund’s dividends, interest and net realized capital gains in local currency will decline to the extent of any devaluation of the currency during the intervals between (a) the time (i) the Fund becomes entitled to receive or receives dividends, interest and realized gains or (ii) an investor gives notice of a requested redemption of a certain amount and (b) the time such amount(s) are converted into U.S. dollars for remittance out of the particular country or countries.

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At the maturity of a forward contract, a Fund may either accept or make delivery of the currency specified in the contract or, prior to maturity, enter into a closing purchase transaction involving the purchase or sale of an offsetting contract. Closing purchase transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract.

The cost to a Fund of engaging in forward currency transactions may vary with factors such as the length of the contract period and the market conditions then prevailing. Because forward currency transactions are usually conducted on a principal basis, no fees or commissions are involved, although the price charged in the transaction includes a dealer’s markup. The use of forward currency contracts does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. In addition, although forward currency contracts limit the risk of loss due to a devaluation of the foreign currency in relation to the U.S. dollar, they also limit any potential gain if that foreign currency appreciates with respect to the U.S. dollar.

A Fund will “cover” its forward positions in a manner substantially similar to that described below with respect to asset coverage for futures contracts.

Futures Contracts. A Fund may purchase and sell futures contracts, including interest rate, currency, stock and index futures contracts. Subject to certain limitations, a Fund may enter into futures contracts to attempt to protect against possible changes in the market value of securities held in or to be purchased by the Fund resulting from interest rate or market fluctuations, to protect the Fund’s unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage its effective maturity or duration, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities.

In connection with the purchase or sale of futures contracts, a Fund will be required to either (i) segregate sufficient cash or other liquid assets to cover the outstanding position or (ii) cover the futures contract by owning the instruments underlying the futures contracts, by holding a portfolio of securities with characteristics substantially similar to the underlying index or stock index comprising the futures contracts (together with supplemental coverage of the type described in (i) above with respect to any deficiencies in exposure), or by holding a separate offsetting option permitting it to purchase or sell the same futures contract. With respect to forwards and futures contracts that are not contractually required to “cash-settle,” a Fund must cover its open positions by segregating or “earmarking” liquid assets equal to the contracts’ full, notional value. With respect to forwards and futures that are contractually required to “cash-settle,” a Fund is permitted to segregate or “earmark” liquid assets in an amount equal to the Fund’s daily marked-to-market (net) obligation (i.e., the Fund’s daily net liability, if any) rather than the notional value. By setting aside assets equal to only its net obligation under cash-settled forwards or futures, a Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate or “earmark” assets equal to the full notional value of such contracts.

A Fund may purchase or sell interest rate futures for the purpose of hedging some or all of the value of its portfolio securities against changes in prevailing interest rates or to manage its duration or effective maturity. If the Advisor anticipates that interest rates may rise and, concomitantly, the price of certain of its portfolio securities may fall, the Fund may sell futures contracts. If declining interest rates are anticipated, the Fund may purchase futures contracts to protect against a potential increase in the price of securities the Fund intends to purchase. Subsequently, appropriate securities may be purchased by the Fund in an orderly fashion; as securities are purchased, corresponding futures positions would be terminated by offsetting sales of contracts. A Fund may purchase or sell futures on various currencies in which its portfolio securities are denominated for the purpose of hedging against anticipated changes in currency exchange rates. A Fund will enter into currency futures contracts to “lock in” the value of a security purchased or sold in a given currency vis-a-vis a different currency or to hedge against an adverse currency exchange rate movement of a portfolio security’s denominated currency vis-a-vis a different currency. Foreign currency futures contracts would be entered into for the same reason and under the same circumstances as foreign currency forward contracts. The Advisor will assess such factors as cost spreads, liquidity and transaction costs in determining whether to utilize futures contracts or forward contracts in its foreign currency transactions and hedging strategy.

Initial margin in futures transactions is different from margin in securities transactions in that initial margin does not involve the borrowing of funds by a broker’s client but is, rather, a good faith deposit on the futures contract which will be returned to a Fund upon the proper termination of the futures contract. Initial margin requirements are established by the exchanges on which futures contracts trade and may, from time to time, change. In addition, brokers may establish margin deposit requirements in excess of those required by the exchanges.

All futures contracts are marked to market and settled daily. A Fund may be required to deposit cash or U.S. government securities, called “variation margin,” with the Fund’s futures commission merchant (“FCM”) to satisfy its losses due to price fluctuations in the futures contract. Conversely, a Fund may request that its FCM deliver any gains due to price fluctuations in the futures account to the Fund’s custodian.

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At any time prior to expiration of a futures contract, a Fund may elect to close the position by taking an opposite position which will operate to terminate the Fund’s position in the futures contract. A final determination of any variation margin is then made, additional cash is required to be paid by or released to the Fund and the Fund realizes a loss or gain.

Although many futures contracts call for actual commitment or acceptance of securities, the contracts usually are closed out before the settlement date without making or taking delivery. A short futures position is usually closed out by purchasing futures contracts for the same aggregate amount of the underlying instruments and with the same delivery date. If the sale price exceeds the offsetting purchase price, the seller would be paid the difference and realize a gain. If the offsetting purchase price exceeds the sales price, the seller would pay the difference and would realize a loss. Similarly, a long futures position is usually closed out by effecting a futures contract sale for the same aggregate amount of the specific type of security (currency) and the same delivery date. If the offsetting sales price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss. There is no assurance that a Fund will be able to enter into a closing transaction.

A Fund’s investments in foreign futures will depend on the laws and regulations of the appropriate foreign jurisdiction. None of the CFTC, NFA, SEC, or any domestic exchange regulates the trading activities in any foreign exchange or boards of trade or has the power to compel enforcement of the rules of those organizations or any applicable foreign law. As such, foreign futures transactions may not provide a Fund with the same amount of protection as available under U.S. securities and commodities laws.

Options. A Fund may purchase and write (sell) call and put options, including options listed on U.S. or foreign securities exchanges or written in over-the-counter transactions (“OTC Options”). A Fund may purchase and sell American or European style options. If an option is American style, it may be exercised on any day up to its expiration date. A European style option may be exercised only on its expiration date.

Exchange-listed options are issued by the Options Clearing Corporation (“OCC”) (in the U.S.) or other clearing corporation or exchange which assures that all transactions in such options are properly executed. OTC Options are purchased from or sold (written) to dealers or financial institutions which have entered into direct agreements with a Fund. With OTC Options, such variables as expiration date, exercise price and premium will be agreed upon between a Fund and the transacting dealer, without the intermediation of a third party such as the OCC. If the transacting dealer fails to make or take delivery of the securities or amount of foreign currency underlying an option it has written, in accordance with the terms of that option, a Fund would lose the premium paid for the option as well as any anticipated benefit of the transaction. Each Fund will engage in OTC Option transactions only with brokers or financial institutions deemed creditworthy by the Advisor.

As investment companies registered with the SEC, the Funds must “set aside” (often referred to as “asset segregation”) liquid assets equal in value to market value of the underlying securities (less margin on deposit) or strike price to “cover” any written call or put options it enters into. Alternatively, a Fund may cover a written call option by holding the underlying security or purchasing an offsetting call option (see “Covered Call Writing” below). Similarly, a Fund may cover a written put option by selling the underlying security short at the strike price or purchasing an offsetting put option (see “Covered Put Writing” below).

Covered Call Writing. A Fund may write covered call options on securities, the U.S. dollar and foreign currencies. Generally, a call option is “covered” if a Fund owns, or has the right to acquire, without additional cash consideration (or for additional cash consideration held for the Fund by its custodian in a segregated account) the underlying security (currency) subject to the option, or otherwise segregates sufficient cash or other liquid assets to cover the outstanding position. A call option is also covered if a Fund holds a call on the same security as the underlying security (currency) of the written option, where the exercise price of the call used for coverage is equal to or less than the exercise price of the call written or greater than the exercise price of the call written if the marked to market difference is maintained by the Fund in cash or other liquid assets which the Fund has segregated for this purpose.

The writer of an option receives from the purchaser, in return for a call it has written, a “premium” (i.e., the price of the option). Receipt of these premiums may better enable a Fund to earn a higher level of current income than it would earn from holding the underlying securities (currencies) alone. Moreover, the premium received will offset a portion of the potential loss incurred by the Fund if the securities (currencies) underlying the option are ultimately sold (exchanged) by the Fund at a loss. Furthermore, a premium received on a call written on a foreign currency will ameliorate any potential loss of value on the portfolio security due to a decline in the value of the currency.

However, during the option period, the covered call writer has, in return for the premium on the option, given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security (or the exchange rate of the currency in which it is denominated) increase, but has retained the risk of loss should the price of the underlying security (or the exchange rate of the currency in which it is denominated) decline. The premium received will fluctuate with varying economic market conditions. If the market value of the portfolio securities (or the currencies in which they are denominated) upon which call options have been written increases, a Fund may receive a lower total return from the portion of its portfolio upon which calls have been written than it would have had such calls not been written.

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With respect to listed options and certain OTC Options, during the option period, a Fund may be required, at any time, to deliver the underlying security (currency) against payment of the exercise price on any calls it has written (exercise of certain listed and OTC Options may be limited to specific expiration dates). This obligation is terminated upon the expiration of the option period or at such earlier time when the writer effects a closing purchase transaction. A closing purchase transaction is accomplished by purchasing an option of the same series as the option previously written. However, once the Fund has been assigned an exercise notice, the Fund will be unable to effect a closing purchase transaction.

Closing purchase transactions are ordinarily effected to realize a profit on an outstanding call option, to prevent an underlying security (currency) from being called, to permit the sale of an underlying security (or the exchange of the underlying currency) or to enable a Fund to write another call option on the underlying security (currency) with either a different exercise price or expiration date or both. A Fund may realize a net gain or loss from a closing purchase transaction depending upon whether the amount of the premium received on the call option is more or less than the cost of effecting the closing purchase transaction. Any loss incurred in a closing purchase transaction may be wholly or partially offset by unrealized appreciation in the market value of the underlying security (currency). Conversely, a gain resulting from a closing purchase transaction could be offset in whole or in part or exceeded by a decline in the market value of the underlying security (currency).

If a call option expires unexercised, a Fund realizes a gain in the amount of the premium on the option less the commission paid. Such a gain, however, may be offset by depreciation in the market value of the underlying security (currency) during the option period. If a call option is exercised, a Fund realizes a gain or loss from the sale of the underlying security (currency) equal to the difference between the purchase price of the underlying security (currency) and the proceeds of the sale of the security (currency) plus the premium received on the option less the commission paid.

Covered Put Writing. A Fund may write covered put options. As a writer of a covered put option, a Fund incurs an obligation to buy the security underlying the option from the purchaser of the put option, at the option’s exercise price at any time during the option period, at the purchaser’s election (certain listed and OTC put options written by a Fund will be exercisable by the purchaser only on a specific date). A put option is “covered” if, at all times during the option period, a Fund maintains, in a segregated account, cash or other liquid assets in an amount equal to at least the exercise price of the option. Similarly, a short put position could be covered by a Fund by its purchase of a put option on the same security (currency) as the underlying security of the written option, where the exercise price of the purchased option is equal to or more than the exercise price of the put written or less than the exercise price of the put written if the marked to market difference is maintained by the Fund in cash or other liquid assets which the Fund holds in a segregated account. In writing a put option, a Fund assumes the risk of loss should the market value of the underlying security (currency) decline below the exercise price of the put option (any loss being decreased by the receipt of the premium on the option written). In the case of listed options, during the option period, the Fund may be required, at any time, to make payment of the exercise price against delivery of the underlying security (currency). The operation of and limitations on covered put options in other respects are substantially identical to those of call options.

Purchasing Call and Put Options. A Fund may purchase a call option in order to close out a covered call position (see “Covered Call Writing” above), to protect against an increase in price of a security it anticipates purchasing or, in the case of a call option on foreign currency, to hedge against an adverse exchange rate move of the currency in which the security it anticipates purchasing is denominated vis-a-vis the currency in which the exercise price is denominated. A call option purchased to effect a closing transaction on a call written over-the-counter may be a listed or an OTC Option. In either case, the call option purchased is likely to be on the same securities (currencies) and have the same terms as the written call option. If purchased over-the-counter, the call option would generally be acquired from the dealer or financial institution which purchased the call option written by a Fund.

A Fund may purchase put options on securities or currencies that it holds in its portfolio to protect itself against a decline in the value of the security and to close out written put option positions. If the value of the underlying security or currency were to fall below the exercise price of the put option purchased in an amount greater than the premium paid for the put option, the Fund would incur no additional loss. In addition, a Fund may sell a put option which it has previously purchased prior to the sale of the securities (currencies) underlying such option. Such a sale would result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put option being sold. Such gain or loss could be offset in whole or in part by a change in the market value of the underlying security (currency). If a put option purchased by a Fund expired without being sold or exercised, the premium would be lost.

Options on Foreign Currencies. A Fund may purchase and write options on foreign currencies for purposes similar to those involved with investing in foreign currency forward contracts. For example, in order to protect against declines in the dollar value of portfolio securities which are denominated in a foreign currency, a Fund may purchase put options on an amount of such foreign currency equivalent to the current value of the portfolio securities involved. As a result, the Fund would be able to sell the foreign currency for a fixed amount of U.S. dollars, thereby “locking in” the dollar value of the portfolio securities (less the amount of the premiums paid for the options). Conversely, a Fund may purchase call options on foreign currencies in which securities it anticipates purchasing are denominated to secure a set U.S. dollar price for such securities and protect against a decline in the value of the U.S. dollar against such foreign currency. Each of the Funds may also purchase call and put options to close out written option positions.

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A Fund may also write call options on foreign currency to protect against potential declines in its portfolio securities which are denominated in foreign currencies. If the U.S. dollar value of the portfolio securities falls as a result of a decline in the exchange rate between the foreign currency in which it is denominated and the U.S. dollar, then a loss to a Fund occasioned by such value decline would be ameliorated by receipt of the premium on the option sold. At the same time, however, the Fund gives up the benefit of any rise in value of the relevant portfolio securities above the exercise price of the option and, in fact, only receives a benefit from the writing of the option to the extent that the value of the portfolio securities falls below the price of the premium received. A Fund may also write options to close out long call option positions. A put option on a foreign currency would be written by a Fund for the same reason it would purchase a call option, namely, to hedge against an increase in the U.S. dollar value of a foreign security which the Fund anticipates purchasing. Here, the receipt of the premium would offset, to the extent of the size of the premium, any increased cost to a Fund resulting from an increase in the U.S. dollar value of the foreign security. However, a Fund could not benefit from any decline in the cost of the foreign security which is greater than the price of the premium received. A Fund may also write options to close out long put and call option positions.

The markets for certain foreign currency options are relatively new and a Fund’s ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market. Although a Fund will not purchase or write such options unless and until, in the opinion of the Advisor, the market for them has developed sufficiently to ensure that the risks in connection with such options are not greater than the risks in connection with the underlying currency, there can be no assurance that a liquid secondary market will exist for a particular option at any specific time. In addition, options on foreign currencies are affected by all of those factors which influence foreign exchange rates and investments generally.

The value of a foreign currency option depends upon the value of the underlying currency relative to the U.S. dollar. As a result, the price of the option position may vary with changes in the value of either or both currencies and have no relationship to the investment merits of a foreign security, including foreign securities held in a “hedged” investment portfolio. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

Options on Futures Contracts. A Fund may purchase and write call and put options on futures contracts which are traded on an exchange and may enter into closing transactions with respect to such options to terminate an existing position. An option on a futures contract gives the purchaser the right (in return for the premium paid) to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the term of the option.

A Fund will purchase and write options on futures contracts for identical purposes to those set forth above for the purchase of a futures contract (purchase of a call option or sale of a put option) and the sale of a futures contract (purchase of a put option or sale of a call option), or to close out a long or short position in futures contracts. Any premiums received in the writing of options on futures contracts may, of course, provide a further hedge against losses resulting from price declines in portions of a Fund’s portfolio.

Swap Agreements. A Fund may engage in swap transactions, including, but not limited to, swap agreements on interest rates, security or commodity indexes, specific securities and commodities, and credit and event-linked swaps. To the extent a Fund may invest in foreign currency-denominated securities, it also may invest in currency exchange rate swap agreements. A Fund also may enter into options on swap agreements (“swap options”).

A Fund may enter into swap transactions for any legal purpose consistent with its investment objectives and policies, such as for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets, to protect against currency fluctuations, as a duration management technique, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible.

Swap agreements are derivative instruments entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, the parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities or commodities representing a particular index. A “quanto” or “differential” swap combines both an interest rate and a currency transaction. Other forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

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Consistent with the TCW Enhanced Commodity Strategy Fund’s investment objectives and general investment policies, that Fund may invest in commodity swap agreements. For example, an investment in a commodity swap agreement may involve the exchange of floating-rate interest payments for the total return on a commodity index. In a total return commodity swap, the Fund will receive the price appreciation of a commodity index, a portion of the index, or a single commodity in exchange for paying an agreed-upon fee. If the commodity swap is for one period, the Fund may pay a fixed fee, established at the outset of the swap. However, if the term of the commodity swap is more than one period, with interim swap payments, the Fund may pay an adjustable or floating fee. With a “floating” rate, the fee may be pegged to a base rate, such as the LIBOR, and is adjusted each period. Therefore, if interest rates increase over the term of the swap contract, the Fund may be required to pay a higher fee at each swap reset date.

A Fund also may enter into swap options. A swap option is a contract that gives a counterparty the right (but not the obligation) in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. A Fund may write (sell) and purchase put and call swap options.

Depending on the terms of the particular option agreement, a Fund will generally incur a greater degree of risk when it writes a swap option than it will incur when it purchases a swap option. When a Fund purchases a swap option, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a Fund writes a swap option, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement.

Most other types of swap agreements entered into by a Fund will calculate the obligations of the parties to the agreement on a “net basis.” Consequently, a Fund’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). A Fund’s current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation or “earmarking” of assets determined to be liquid by the Advisor in accordance with procedures established by the Board of Directors of the Corporation (the “Board” or the “Board of Directors”), to avoid any potential leveraging of a Fund’s portfolio. However, with respect to swaps that are not required to cash settle, a Fund must segregate or “earmark” liquid assets equal to the full notional value of the swaps while the positions are open. Obligations under swap agreements so covered will not be construed to be “senior securities” for purposes of the Fund’s investment restriction concerning senior securities.

A Fund also may enter into credit default swap agreements. A credit default swap agreement may have as reference obligations one or more securities that are not currently held by a Fund. The protection “buyer” in a credit default contract is generally obligated to pay the protection “seller” an upfront or a periodic stream of payments over the term of the contract provided that no credit event, such as a default, on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. A Fund may be either the buyer or seller in the transaction. If a Fund is a buyer and no credit event occurs, the Fund may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer generally may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased. As a seller, a Fund generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

The spread of a credit default swap is the annual amount the protection buyer must pay the protection seller over the length of the contract, expressed as a percentage of the notional amount. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

Credit default swap agreements involve greater risks than had a Fund invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risk. A Fund will enter into credit default swap agreements only with counterparties that meet certain standards of creditworthiness. A buyer generally also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller. A Fund’s obligations under a credit default swap agreement will be accrued daily (offset against any amounts owing to the Fund). In connection with credit default swaps in which a Fund is the buyer, the Fund will segregate or “earmark” cash or assets determined to be liquid by the Advisor in accordance with procedures established by the Board of Directors, or enter into certain offsetting positions, with a value at least equal to the Fund’s exposure (any accrued but unpaid net amounts owed by the Fund to any counterparty), on a marked-to-market basis. In connection with credit default swaps in which a Fund is the seller, the Fund will segregate or “earmark” cash or assets determined to be liquid by the Advisor in accordance with procedures established by the Board of Directors, or enter into offsetting positions, with a value at least equal to the full notional amount of the swap (minus any amounts owed to the Fund). Such segregation or “earmarking” will ensure that a Fund has assets available to satisfy its obligations with respect to the transaction and will limit any potential leveraging of the Fund’s portfolio. Such segregation or “earmarking” will not limit a Fund’s exposure to loss.

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Currently, certain standardized swap transactions are subject to mandatory exchange trading and/or central clearing. Although central clearing is expected to decrease counterparty risk and increase liquidity compared to bilaterally negotiated swaps, central clearing does not eliminate counterparty risk or illiquidity risk entirely. In addition, depending on the size of a Fund and other factors, the margin required under the rules of a clearinghouse and by a clearing member may be in excess of the collateral required to be posted by the Fund to support its obligations under a similar bilateral swap. However, regulators are expected to adopt rules imposing certain margin requirements, including minimums, on uncleared swaps in the near future, which could change this comparison. Regulators are in the process of developing rules that would require trading and execution of most liquid swaps on trading facilities. Moving trading to an exchange-type system may increase market transparency and liquidity but may require a Fund to incur increased expenses to access the same types of swaps. Rules adopted in 2012 also require centralized reporting of detailed information about many types of cleared and uncleared swaps. This information is available to regulators and, to a more limited extent and on an anonymous basis, to the public. Reporting of swap data may result in greater market transparency, which may be beneficial to funds that use swaps to implement trading strategies. However, these rules place potential additional administrative obligations on these funds, and the safeguards established to protect anonymity may not function as expected.

Distressed and Defaulted Securities. Distressed and defaulted securities are debt securities on which the issuer is not currently making interest payments. In order to enforce its rights in distressed and defaulted securities, a Fund may be required to participate in legal proceedings or take possession and manage assets securing the issuer’s obligations on the securities. This could increase a Fund’s operating expenses and adversely affect its net asset value. Risks of distressed and defaulted securities may be considerably higher than risks of securities on which issuers are currently making interest payments as they are generally unsecured and subordinated to other creditors of the issuer. Investments by a Fund in distressed and defaulted securities may be considered illiquid subject to the 15% limitation on illiquid securities unless the Advisor determines such securities are liquid under guidelines adopted by the Board of Directors.

Government Mortgage Pass-Through Securities. Government mortgage pass-through securities are mortgage pass-through securities representing participation interests in pools of residential mortgage loans purchased from individual lenders by an agency, instrumentality or sponsored corporation of the United States government (“Federal Agency”) or originated by private lenders and guaranteed, to the extent provided in such securities, by a Federal Agency. Such securities, which are ownership interests in the underlying mortgage loans, differ from conventional debt securities, and provide for periodic payment of interest in fixed amounts (usually semiannually) and principal payments (not necessarily in fixed amounts) that are a “pass-through” of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and the servicer of the underlying mortgage loans.

The government mortgage pass-through securities in which a Fund may invest include those issued or guaranteed by GNMA, FNMA and FHLMC. GNMA certificates are direct obligations of the U.S. government and, as such, are backed by the “full faith and credit” of the United States. FNMA is a federally chartered, privately owned corporation and FHLMC is a corporate instrumentality of the United States. FNMA and FHLMC certificates are not backed by the full faith and credit of the United States but the issuing agency or instrumentality has the right to borrow, to meet its obligations, from an existing line of credit with the U.S. Treasury. The U.S. Treasury has no legal obligation to provide such line of credit and may choose not to do so.

Certificates for these types of mortgage-backed securities evidence an interest in a specific pool of mortgages. These certificates are, in most cases, “modified pass-through” instruments, wherein the issuing agency guarantees the payment of principal and interest on mortgages underlying the certificates, whether or not such amounts are collected by the issuer on the underlying mortgages.

Illiquid Securities. Each Fund may invest up to 15% of its net assets in illiquid securities. The Funds may invest in (i) securities that are sold in private placement transactions between their issuers and their purchasers and that are neither listed on an exchange nor traded over-the-counter, and (ii) securities that are sold in transactions between qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”). Securities deemed liquid may be deemed illiquid for a time if private placement purchasers or qualified institutional buyers become uninterested or unwilling to purchase these securities.

While maintaining oversight, the Board of Directors has delegated to the Advisor the day-to-day functions of determining whether or not individual securities are liquid for purposes of the limitations on investments in illiquid assets. Rule 144A securities and Section 4(a)(2) commercial paper will be considered illiquid and therefore subject to the Funds’ limit on the purchase of illiquid securities unless the Board of Directors or the Advisor determines that the Rule 144A securities or Section 4(a)(2) commercial paper are liquid. In determining the liquidity of a security, the Advisor will consider, among other things, the following factors: (i) the frequency of trades and quotes for the security; (ii) the number of dealers and other potential purchasers wishing to purchase or sell the security; (iii) dealer undertakings to make a market in the security; and (iv) the nature of the security and of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, the mechanics of transfer and whether a security is listed on an electronic for trading the security).

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Inflation-Indexed Bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the Consumer Price Index accruals as part of a semiannual coupon.

Inflation-indexed securities issued by the U.S. Treasury have maturities of five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semiannual basis, equal to a fixed percentage of the inflation-adjusted principal amount. For example, if a Fund purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and inflation over the first six months was 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole years’ inflation equaling 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).

If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed and will fluctuate. A Fund also may invest in other inflation related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.

While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Inverse Floaters. Inverse floaters constitute a class of CMOs with a coupon rate that moves inversely to a designated index, such as LIBOR (London Interbank Offered Rate) or 11th District Cost of Funds index (“COFI”). Inverse floaters have coupon rates that typically change at a multiple of the changes of the relevant index rate. Any rise in the index rate (as a consequence of an increase in interest rates) causes a drop in the coupon rate on an inverse floater while any drop in the index rate causes an increase in the coupon rate of an inverse floater. In some circumstances, the coupon on an inverse floater could decrease to zero. In addition, like most other fixed-income securities, the value of inverse floaters will decrease as interest rates increase and their average lives will extend. Inverse floaters exhibit greater price volatility than the majority of mortgage-backed securities. In addition, some inverse floaters display extreme sensitivity to changes in prepayments. As a result, the yield to maturity of an inverse floater is sensitive not only to changes in interest rates but also to changes in prepayment rates on the related underlying mortgage assets. As described below, inverse floaters may be used alone or in tandem with interest-only stripped mortgage instruments.

The interest rate on an inverse floater resets in the opposite direction from the designated index to which the interest rate on the inverse floater is tied. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values. Accordingly, the duration of an inverse floater may exceed its stated final maturity. Certain inverse floaters may be considered to be illiquid securities for purposes of a Fund’s 15% limitation on investment in illiquid securities.

Investments in Other Investment Company Securities. Under Section 12(d)(1) of the 1940 Act, a Fund (other than the TCW Conservative Allocation Fund) may not (i) own more than 3% of the outstanding voting stock of an investment company, (ii) invest more than 5% of its total assets in any one investment company, or (iii) invest more than 10% of its total assets in the securities of investment companies. Such investments may include open-end investment companies, closed-end investment companies, exchange-

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traded funds (“ETFs”), business development companies (“BDCs”), real estate investment trusts (“REITs”) and unit investment trusts (“UITs”). Registered investment companies are permitted to invest in other investment companies beyond the limits set forth in Section 12(d)(1) in rules adopted under the 1940 Act, subject to certain conditions. The Funds intend to rely on Rule 12d1-4 of the 1940 Act, which provides an exemption from Section 12(d)(1), if the Fund satisfies certain conditions specified in the rule, including, among other conditions, that the Fund and its advisory group will not control (individually or in the aggregate) an acquired fund (e.g., hold more than 25% of the outstanding voting securities of an acquired fund that is a registered open-end management investment company). A Fund may also invest in an investment company in excess of the limits of Section 12(d)(1) in “cash sweep” arrangements in which a Fund invests all or a portion of its available cash in a money market fund. Conversely, Rule 12d1-4 also permits other investment companies to invest in the Funds in excess of the limits set forth in Section 12(d)(1), provided that certain conditions of the rule are satisfied, including that the Fund (as an acquired fund) not purchase securities of other investment companies and private funds having an aggregate value in excess of 10% of the Fund’s total assets.

As the shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the other investment company’s expenses, including advisory fees. Any expenses incurred by investing in other investment companies, including advisory fees and operating costs charged by those vehicles, are in addition to the expenses a Fund pays in connection with its own operations. In addition, a Fund would pay brokerage costs associated with its purchases of shares of these vehicles. These limitations do not apply to investments in investment companies that are not registered with the SEC, such as private funds and offshore funds.

The 1940 Act permits the TCW Conservative Allocation Fund to invest beyond the limitations discussed above so long as the investments are in funds that are part of the “same group of investment companies” as the TCW Conservative Allocation Fund (the other Funds and certain Metropolitan West Funds). The TCW Conservative Allocation Fund may also invest in money market funds.

In addition, certain ETFs have obtained exemptive orders from the SEC that allows the Funds to invest in those ETFs beyond the limits described above.

Despite the possibility of greater fees and expenses, investments in other investment companies may be attractive nonetheless for several reasons, especially in connection with foreign investments. Because of restrictions on direct investment by U.S. entities in certain countries, investing indirectly in such countries (by purchasing shares of another fund that is permitted to invest in such countries) may be the most practical and efficient way for a Fund to invest in such countries. In other cases, when a portfolio manager desires to make only a relatively small investment in a particular country, investing through another fund that holds a diversified portfolio in that country may be more effective than investing directly in issuers in that country.

Among the types of investment companies in which a Fund may invest are ETFs, which consists of Portfolio Depository Receipts (“PDRs”) and Index Fund Shares. ETFs are investment companies that invest in a portfolio of securities designed to track a particular market segment or index and whose shares are bought and sold on a securities exchange. ETFs, like mutual funds, have expenses associated with their operation, including advisory fees. When a Fund invests in an ETF, in addition to directly bearing expenses associated with its own operations, it will bear a pro rata portion of the ETF’s expenses. As with any exchange listed security, ETF shares purchased in the secondary market are subject to customary brokerage charges.

PDRs represent interests in a UIT holding a fund of securities that may be obtained from the UIT or purchased in the secondary market. Each PDR is intended to track the underlying securities, trade like a share of common stock, and pay to PDR holders periodic dividends proportionate to those paid with respect to the underlying securities, less certain expenses. Index Fund Shares are shares issued by an open-end management investment company that seeks to provide investment results that correspond generally to the price and yield performance of a specified foreign or domestic index (an “Index Fund”). Individual investments in PDRs generally are not redeemable, except upon termination of the UIT. Similarly, individual investments in Index Fund Shares generally are not redeemable. However, large quantities of PDRs known as “Creation Units” are redeemable from the sponsor of the UIT.

Similarly, block sizes of Index Fund Shares, also known as “Creation Units,” are redeemable from the issuing Index Fund. The liquidity of small holdings of ETFs, therefore, will depend upon the existence of a secondary market.

The price of ETFs is derived from and based upon the securities held by the UIT or Index Fund, and a Fund investing in ETFs will indirectly bear the risk of those investments.

Accordingly, the level of risk involved in the purchase or sale of an ETF is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for an ETF is based on a basket of stocks. Disruptions in the markets for the securities underlying ETFs purchased or sold by a Fund could result in losses on investments in ETFs. ETFs represent an unsecured obligation and therefore carry with them the risk that the counterparty will default and the Fund may not be able to recover the current value of its investment.

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Investments in the Subsidiary. The TCW Enhanced Commodity Strategy Fund generally will invest up to 25% (except to the limited extent a higher amount is allowed under applicable tax law) of its total assets in the shares of the Subsidiary. Investments in the Subsidiary are expected to provide the Fund with exposure to the commodity markets within the limitations of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and Internal Revenue Service (“IRS”) rulings. The Subsidiary is advised by the Advisor, and has the same investment objective as the Fund. The Subsidiary may invest in commodity-linked swap agreements and other commodity-linked derivative instruments, including futures contracts on individual commodities or a subset of commodities and options on them, to an extent greater than that permitted for the Fund. However, the Subsidiary is otherwise subject to the same fundamental, non-fundamental and certain other investment restrictions as the Fund, including the timing and method of the valuation of the Subsidiary’s portfolio investments and shares of the Subsidiary. The Subsidiary’s portfolio is managed pursuant to compliance policies and procedures that are the same, in all material respects, as the policies and procedures adopted by the Fund. The Subsidiary is a company organized under the laws of the Cayman Islands, and is overseen by its own board of directors. The Fund is the sole shareholder of the Subsidiary, and it is not currently expected that shares of the Subsidiary will be sold or offered to other investors.

The Subsidiary invests primarily in commodity-linked derivative instruments, including swap agreements, commodity options, futures and options on futures. Although the Fund may enter into these commodity-linked derivative instruments directly, the Fund will likely gain exposure to these derivative instruments indirectly by investing in the Subsidiary. The Subsidiary will also invest in fixed income instruments, some of which are intended to serve as margin or collateral for the Subsidiary’s derivatives position.

The Subsidiary has an investment management agreement with the Advisor pursuant to which the Advisor manages the assets of the Subsidiary and the Subsidiary is obligated to pay the Advisor a management fee at the same rate that the Fund pays the Advisor for services provided to the Fund. The Subsidiary has also entered into separate contracts for the provision of custody, administration and transfer agency, and accounting agent services.

The Subsidiary is not registered under the 1940 Act, and, unless otherwise noted in the Prospectus or this SAI, is not subject to all the investor protections of the 1940 Act. However, the Fund wholly owns and controls the Subsidiary, and the Fund and the Subsidiary are both managed by the Advisor, making it unlikely that the Subsidiary will take action contrary to the interests of the Fund and its shareholders. The Board has oversight responsibility for the investment activities of the Fund, including its investment in the Subsidiary and its role as the sole shareholder of the Subsidiary. As noted above, the Subsidiary is subject to the same investment restrictions and limitations, and follows the same compliance policies and procedures, as the Fund. In addition, changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to operate as described in the Prospectus and the SAI and could adversely affect the Fund. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, Fund shareholders would likely suffer decreased investment returns.

Lending of Portfolio Securities. A Fund may, consistent with applicable regulatory requirements, lend its portfolio securities to brokers, dealers and other financial institutions, provided that such loans (i) are callable at any time by the Funds (subject to the notice provisions described below), and (ii) are at all times secured by cash, bank letters of credit, other money market instruments rated A-1, P-1 or the equivalent, or securities of the United States government (or its agencies or instrumentalities) maintained in a segregated account and equal to at least the market value, determined daily, of the loaned securities. The advantage of such loans is that the Funds continue to receive the income on the loaned securities while at the same time earning interest on the cash amounts deposited as collateral, which will be invested in short-term obligations. A Fund will not lend more than 25% of the value of its total assets, including collateral received for securities lent. A loan may be terminated by the borrower on one business day’s notice, or by a Fund on two business days’ notice. If the borrower fails to deliver the loaned securities within two days after receipt of notice, a Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extension of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower fail financially. However, loans of portfolio securities will only be made to firms deemed by the Advisor to be creditworthy. Upon termination of a loan, the borrower is required to return the securities to the lending Fund. Any gain or loss in the marketplace during the loan period would inure to the lending Fund. A Fund will pay reasonable finder’s, administrative and custodian fees in connection with a loan of securities. Also voting rights with respect to the loaned securities may pass with the lending of the securities.

Loan Participation and Assignments. Investment in secured or unsecured fixed or floating rate loans (“Loans”) arranged through private negotiations between a borrowing corporation, government or other entity and one or more financial institutions (“Lenders”) may be in the form of participations in Loans (“Participation”) or assignments of all or a portion of Loans from third parties (“Assignments”). Participations typically result in a Fund’s having a contractual relationship only with the Lender, not with the borrower. A Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, a Fund generally has no direct right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and a Fund may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation. As a result, a Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the selling Lender, a Fund may be treated as a general creditor of that Lender and may not benefit from any set-off between the Lender and the borrower. A Fund will acquire Participations only if the Advisor determines that the selling Lender is creditworthy.

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When a Fund purchases Assignments from Lenders, it acquires direct rights against the borrower on the Loan. In an Assignment, a Fund is entitled to receive payments directly from the borrower and, therefore, does not depend on the selling bank to pass these payments onto the Fund. However, because Assignments are arranged through private negotiations between potential assignees and assignors, the rights and obligations acquired by a Fund as the purchaser of an Assignment may differ from, and may be more limited than, those held by the assigning Lender.

Assignments and Participations are generally not registered under the Securities Act, and thus may be subject to a Fund’s limitation on investment in illiquid securities. Because there may be no liquid market for such securities, such securities may be sold only to a limited number of institutional investors. The lack of a liquid secondary market could have an adverse impact on the value of such securities and on a Fund’s ability to dispose of particular Assignments or Participations when necessary to meet the Fund’s liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the borrower.

Money Market Instruments. A Fund may invest in money market instruments and will generally do so for temporary and defensive purposes only. These instruments include, but are not limited to:

U.S. Government Securities. Obligations issued or guaranteed as to principal and interest by the United States or its agencies (such as the Export-Import Bank of the United States, Federal Housing Administration and Government National Mortgage Association) or its instrumentalities (such as the Federal Home Loan Bank), including Treasury bills, notes and bonds.

Bank Obligations. Obligations including certificates of deposit, bankers’ acceptances, commercial paper (see below) and other debt obligations of banks subject to regulation by the U.S. government and having total assets of $1 billion or more, and instruments secured by such obligations, not including obligations of foreign branches of domestic banks except as permitted below.

Eurodollar Certificates of Deposit. Eurodollar certificates of deposit issued by foreign branches of domestic banks having total assets of $1 billion or more (investments in Eurodollar certificates may be affected by changes in currency rates or exchange control regulations, or changes in governmental administration or economic or monetary policy in the United States and abroad).

Obligations of Savings Institutions. Certificates of deposit of savings banks and savings and loan associations, having total assets of $1 billion or more (investments in savings institutions above $250,000 in principal amount are not protected by federal deposit insurance).

Fully Insured Certificates of Deposit. Certificates of deposit of banks and savings institutions, having total assets of less than $1 billion, if the principal amount of the obligation is insured by the Bank Insurance Fund or the Savings Association Insurance Fund (each of which is administered by the Federal Deposit Insurance Corporation), limited to $250,000 principal amount per certificate and to 15% or less of a Fund’s net assets in all such obligations and in all illiquid assets, in the aggregate.

Commercial Paper. Commercial paper rated within the two highest ratings categories by S&P Global Ratings (“S&P”) or Moody’s Investors Service, Inc. (“Moody’s”) or, if not rated, that is determined by the Advisor to be of comparable quality.

Money Market Mutual Funds. Shares of United States money market investment companies.

Mortgage-Backed Securities. Mortgage-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, those securities may contain elements of credit support, which fall into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from default ensures ultimate payment of the obligations on at least a portion of the assets in the pool. This protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquencies or losses in excess of those anticipated could adversely affect the return on an investment in a security. A Fund will not pay any fees for credit support, although the existence of credit support may increase the price of a security.

Mortgage Dollar Rolls. A Fund may enter into mortgage dollar rolls with a bank or a broker-dealer. A mortgage dollar roll is a transaction in which a Fund sells mortgage-related securities for immediate settlement and simultaneously purchases the same type of securities for forward settlement at a discount. While a Fund begins accruing interest on the newly purchased securities from the purchase or trade date, it is able to invest the proceeds from the sale of its previously owned securities, which will be used to pay for the new securities, in money market investments until future settlement date. The use of mortgage dollar rolls is a speculative technique involving leverage, and is considered to be a form of borrowing by a Fund.

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Preferred Stock. Preferred stock represents an equity interest in a company that generally entitles the holder to receive, in preference to the holders of other stocks such as common stocks, dividends and a fixed share of the proceeds resulting from a liquidation of the company. Some preferred stocks also entitle their holders to receive additional liquidation proceeds on the same basis as holders of a company’s common stock, and thus also represent an ownership interest in that company.

Preferred stocks may pay fixed or adjustable rates of return. Preferred stock is subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company’s preferred stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred stock will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Preferred stock of smaller companies may be more vulnerable to adverse developments than preferred stock of larger companies.

Private Mortgage Pass-Through Securities. Private mortgage pass-through securities are structured similarly to the GNMA, FNMA and FHLMC mortgage pass-through securities and are issued by United States and foreign private issuers such as originators of and investors in mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. These securities usually are backed by a pool of conventional fixed rate or adjustable rate mortgage loans. Since private mortgage pass-through securities typically are not guaranteed by an entity having the credit status of GNMA, FNMA and FHLMC, such securities generally are structured with one or more types of credit enhancement.

Repurchase Agreements. Repurchase agreements, which may be viewed as a type of secured lending by a Fund, typically involve the acquisition by a Fund of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The repurchase agreements will provide that the Fund will sell back to the institution, and that the institution will repurchase, the underlying security (“collateral”) at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. The collateral will be maintained in a segregated account and, with respect to United States repurchase agreements, will be marked to market daily to ensure that the full value of the collateral, as specified in the repurchase agreement, does not decrease below the repurchase price plus accrued interest. If such a decrease occurs, additional collateral will be requested and, when received, added to the account to maintain full collateralization. A Fund will accrue interest from the institution until the date the repurchase occurs. Although this date is deemed by each Fund to be the maturity date of a repurchase agreement, the maturities of the collateral securities are not subject to any limits and may exceed one year. Repurchase agreements maturing in more than seven days will be considered illiquid for purposes of the restriction on each Fund’s investment in illiquid and restricted securities.

Restricted Securities. A Fund may invest in securities which are subject to restrictions on resale because they have not been registered under the Securities Act or they are otherwise restricted as to sale. Restricted securities may include privately placed securities and securities offered pursuant to Rule 144A under the Securities Act.

Restricted securities are subject to legal and/or contractual restrictions on resale. In some cases, certain restricted securities can be sold without SEC registration to qualified institutional buyers and in accordance with the Funds’ procedures; such restricted securities could be treated as liquid. However, other restricted securities, such as those that are the subject of a private placement, may be illiquid for an extended period of time and will be reported as such.

Reverse Repurchase Agreements. Reverse repurchase agreements involve sales by a Fund of portfolio securities concurrently with an agreement by the Fund to repurchase the same securities at a later date at a fixed price. Generally, the effect of such a transaction is that a Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while it will be able to keep the interest income associated with those portfolio securities. Such transactions are only advantageous if the interest cost to a Fund of the reverse repurchase transaction is less than the cost of otherwise obtaining the cash.

Short Sales. If a Fund anticipates that the price of a security will decline, it may sell the security “short” (i.e., without owing it) and borrow the same security from a broker or other institution to complete the sale. In a short sale, a Fund does not immediately deliver the securities sold and does not receive the proceeds from the sale. The Fund is said to have a short position in the securities sold until it delivers the securities sold, at which time it receives the proceeds of the sale. When a short sale transaction is closed out by delivery of the securities, any gain or loss on the transaction is generally taxable as a short term capital gain or loss.

A Fund may make a profit or loss depending upon whether the market price of the security decreases or increases between the date of the short sale and the date on which the Fund must replace the borrowed security. Until the security is replaced, the Fund generally is required to pay to the lender amounts equal to any interest that accrues during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would also increase the cost of the security sold. The proceeds of the short sale will be retained by the broker (or by a Fund’s custodian in a special custody account), to the extent necessary to meet the margin requirements, until the short position is closed out.

Until a Fund closes its short position or replaces the borrowed security, the Fund will designate liquid securities at such a level that (i) the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short and (ii) the amount designated plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time it was sold short.

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Short Sales Against the Box. A Fund may from time to time sell securities “short against the box.” A short sale is “against the box” if a Fund contemporaneously owns or has the right to obtain at no added cost securities identical to those sold short. A short sale of an American Depository Receipt (“ADR”) is “against the box” if a Fund owns the underlying security represented by the ADR and reasonably believes it will be able to convert the security into the ADR prior to delivery.

To secure its obligation to deliver the securities sold short against the box, a Fund will deposit in a separate collateral account with its custodian an equal amount of the securities sold short or securities convertible into or exchangeable for such securities. A Fund may close out a short sale against the box by purchasing and delivering an equal amount of the securities sold short, rather than by delivering securities already held by the Fund, if the Fund wants to, for example, continue to receive interest and dividend payments on securities in its portfolio that are convertible into the securities sold short or defer recognition of gain or loss for federal income tax purposes. A Fund will incur transaction costs, including interest expenses, in connection with opening, maintaining and closing short sales against the box, which result in a “constructive sale,” requiring the Fund to recognize any taxable gain from the transaction.

Sovereign Debt Obligations and Emerging Market Countries. A Fund may invest in sovereign debt and emerging market countries. Political conditions, in terms of a country or agency’s willingness to meet the terms of its debt obligations, are of considerable significance. Investors should be aware that the sovereign debt instruments in which a Fund may invest involve great risk and are deemed to be the equivalent in terms of quality to securities rated below investment grade by Moody’s and S&P.

Sovereign debt generally offers high yields, reflecting not only perceived credit risk, but also the need to compete with other local investments in domestic financial markets. A foreign debtor’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the foreign debtor’s policy towards the International Monetary Fund and the political constraints to which a sovereign debtor may be subject. Sovereign debtors may default on their sovereign debt. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a sovereign debtor’s implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to service its debts.

In recent years, some of the emerging market countries in which a Fund may invest have encountered difficulties in servicing their sovereign debt. Some of these countries have withheld payments of interest and/or principal of sovereign debt. These difficulties have also led to agreements to restructure external debt obligations, in particular, commercial bank loans, typically by rescheduling principal payments, reducing interest rates and extending new credits to finance interest payments on existing debt. In the future, holders of sovereign debt may be requested to participate in similar rescheduling of such debt.

The ability or willingness of the governments of emerging market countries to make timely payments on their sovereign debt is likely to be influenced strongly by a country’s balance of trade and its access to trade and other international credits. A country whose exports are concentrated in a few commodities could be vulnerable to a decline in the international prices of one or more of such commodities. Increased protectionism on the part of a country’s trading partners could also adversely affect its exports. Such events could extinguish a country’s trade account surplus, if any. To the extent that a country receives payment for its exports in currencies other than hard currencies, its ability to make hard currency payments could be affected.

The occurrence of political, social and diplomatic changes in one or more of the countries issuing sovereign debt could adversely affect the Funds’ investments. The countries issuing such instruments are faced with social and political issues and some of them have experienced high rates of inflation in recent years and have extensive internal debt. Among other effects, high inflation and internal debt service requirements may adversely affect the cost and availability of future domestic sovereign borrowing to finance governmental programs, and may have other adverse social, political and economic consequences. Political changes or a deterioration of a country’s domestic economy or balance of trade may affect the willingness of countries to services their sovereign debt. There can be no assurance that adverse political changes will not cause the Funds to suffer a loss of interest or principal on any of its holdings.

As a result of all of the foregoing, a government obligor may default on its obligations. If such an event occurs, a Fund may have limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign government debt securities to obtain recourse may be subject to the political climate in the relevant country. Bankruptcy, moratorium and other similar laws applicable to issuers of sovereign debt obligations may be substantially different from those applicable to issuers of private debt obligations. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign government debt obligations in the event of default under their commercial bank loan agreements.

Periods of economic uncertainty may result in the volatility of market prices of sovereign debt and in turn, a Fund’s net asset value, to a greater extent than the volatility inherent in domestic securities. The value of sovereign debt will likely vary inversely with changes in prevailing interest rates, which are subject to considerable variance in the international market.

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Stripped Mortgage Securities. Stripped mortgage securities may be issued by Federal Agencies, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Stripped mortgage securities not issued by Federal Agencies will be treated by the Funds as illiquid securities so long as the staff of the SEC maintains its position that such securities are illiquid.

Stripped mortgage securities usually are structured with two classes that receive different proportions of the interest and principal distribution of a pool of mortgage assets. A common type of stripped mortgage security will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). PO classes generate income through the accretion of the deep discount at which such securities are purchased, and, while PO classes do not receive periodic payments of interest, they receive monthly payments associated with scheduled amortization and principal prepayment from the mortgage assets underlying the PO class. The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on such security’s yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments or principal, a Fund may fail to fully recoup its initial investment in these securities.

A Fund may purchase stripped mortgage securities for income, or for hedging purposes to protect the Fund’s portfolio against interest rate fluctuations. For example, since an IO class will tend to increase in value as interest rates rise, it may be utilized to hedge against a decrease in value of other fixed-income securities in a rising interest rate environment.

Structured Notes. Structured notes are derivative debt instruments, the interest rate or principal of which is determined by an unrelated indicator (for example, a currency, security, commodity or index thereof). The terms of the instrument may be “structured” by the purchaser and the borrower issuing the note. The terms of structured notes may provide that in certain circumstances no principal is due at maturity, which may result in a loss of invested capital. Structured notes may be positively or negatively indexed, so that appreciation of the unrelated indicator may produce an increase or a decrease in the interest rate or the value of the structured note at maturity may be calculated as a specified multiple of the change in the value of the unrelated indicator. Therefore, the value of such notes may be very volatile. Structured notes may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the unrelated indicator. Structured notes also may be more volatile, less liquid, and more difficult to accurately price than less complex securities and instruments or more traditional debt securities. To the extent a Fund invests in these notes, however, the Advisor analyzes these notes in its overall assessment of the effective duration of the Fund’s holdings in an effort to monitor the Fund’s interest rate risk.

Warrants. A warrant confers upon its holder the right to purchase an amount of securities at a particular time and price. Because a warrant does not carry with it the right to dividends or voting rights with respect to the securities which it entitles a holder to purchase, and because it does not represent any rights in the assets of the issuer, warrants may be considered more speculative than certain other types of investments. Also, the value of a warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to its expiration date.

When, As and If Issued Securities. A Fund may purchase securities on a “when, as and if issued” basis under which the issuance of the security depends upon the occurrence of a subsequent event, such as approval of a merger, corporate reorganization, leveraged buyout or debt restructuring. The commitment for the purchase of any such security will not be recognized in the portfolio of the Fund until the Advisor determines that issuance of the security is probable. At such time, the Fund will record the transaction and, in determining its net asset value, will reflect the value of the security daily. At such time, the Fund will also establish a segregated account with its custodian bank in which it will continuously maintain cash or U.S. government securities or other liquid securities equal in value to recognized commitments for such securities. Settlement of the trade will ordinarily occur within three business days of the occurrence of the subsequent event. Once a segregated account has been established, if the anticipated event does not occur and the securities are not issued, the Fund will have lost an investment opportunity. Each Fund may purchase securities on such basis without limit. An increase in the percentage of the Fund’s assets committed to the purchase of securities on a “when, as and if issued” basis may increase the volatility of its net asset value. Each Fund may also sell securities on a “when, as and if issued” basis provided that the issuance of the security will result automatically from the exchange or conversion of a security owned by the Fund at the time of the sale.

When-Issued and Delayed Delivery Securities and Forward Commitments. From time to time, in the ordinary course of business, a Fund may purchase securities on a when-issued or delayed delivery basis and may purchase or sell securities on a forward commitment basis. (These types of transactions are negotiated directly with a counterparty, rather than through an exchange.) When such transactions are negotiated, the price is fixed at the time of the commitment, but delivery and payment can take place a month or more after the date of the commitment. The securities so purchased or sold are subject to market fluctuation, and no interest or dividends accrue to the purchaser prior to the settlement date. While a Fund will only purchase securities on a when-issued, delayed delivery or forward commitment basis with the intention of acquiring the securities, the Fund may sell the securities before the settlement date, if it is deemed advisable. At the time a Fund makes the commitment to purchase or sell securities on a when-issued, delayed delivery or forward commitment basis, the Fund will record the transaction and thereafter reflect the value, each day, of such security purchased or, if a sale, the proceeds to be received, in determining its net asset value. At such time, the Fund will also

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establish a segregated account in which it will continuously maintain cash or U.S. government securities or other liquid securities equal in value to recognized commitments for such securities. At the time of delivery of the securities, the value may be more or less than the purchase or sale price. An increase in the percentage of a Fund’s assets committed to the purchase of securities on a when-issued or delayed delivery basis may increase the volatility of the Fund’s net asset value.

RISK CONSIDERATIONS

The Funds are subject to certain risk considerations, as summarized in the tables below, related to investment practices that may be undertaken by them, which supplement the principal risks described in the Prospectus. Generally, since shares of a Fund represent an investment in securities with fluctuating market prices, shareholders should understand that the value of their Fund shares will vary as the value of the Fund’s portfolio securities increases or decreases. Therefore, the value of an investment in a Fund could go down as well as up. You can lose money by investing in a Fund. There is no guarantee of successful performance, that a Fund’s objective can be achieved or that an investment in a Fund will achieve a positive return. Each Fund should be considered as a means of diversifying an investment portfolio and is not in itself a balanced investment program.

Prospective investors should consider the following risks.

U.S. Equity Funds
	TCW Artificial Intelligence Equity Fund	TCW Global Real Estate Fund	TCW New America Premier Equities Fund	TCW Relative Value Dividend Appreciation Fund	TCW Relative Value Large Cap Fund	TCW Relative Value Mid Cap Fund	TCW Select Equities Fund
Counterparty Credit Risk	✓	✓	✓	✓	✓	✓	✓
Derivatives Risk	✓	✓	✓	✓	✓	✓	✓
• Currency Derivatives Risk	✓	✓	✓	✓	✓	✓	✓
• Futures Contracts and Options on Futures Risk	✓	✓	✓	✓	✓	✓	✓
• Options Transactions Risk	✓	✓	✓	✓	✓	✓	✓
• Swap Agreements Risk		✓
Developing or Emerging Market Countries Risk	✓	✓		✓	✓	✓	✓
Foreign Currency Risk	✓	✓		✓	✓	✓	✓
Foreign Securities Risk	✓	✓		✓	✓	✓	✓
General Risk	✓	✓	✓	✓	✓	✓	✓
Increased Reliance on Data Analytics Risk	✓	✓	✓	✓	✓	✓	✓
Large Shareholder Redemption Risk	✓	✓	✓	✓	✓	✓	✓
Repurchase Agreements Risk	✓	✓	✓	✓	✓	✓	✓
Restricted Securities Risk	✓	✓	✓	✓	✓	✓	✓
Reverse Repurchase Agreements Risk	✓	✓	✓
Stock Market Risk	✓	✓	✓	✓	✓	✓	✓
Temporary Defensive Positions Risk	✓	✓	✓	✓	✓	✓	✓

U.S. Fixed Income Funds
	TCW Core Fixed Income Fund	TCW Enhanced Commodity Strategy Fund	TCW Global Bond Fund	TCW High Yield Bond Fund	TCW Short Term Bond Fund	TCW Total Return Bond Fund
Commodity-Linked Instruments Risk		✓
Counterparty Credit Risk	✓	✓	✓	✓	✓	✓
Derivatives Risk
• Currency Derivatives Risk	✓	✓	✓	✓	✓	✓
• Futures Contracts and Options on Futures Risk	✓	✓	✓	✓	✓	✓
• Options Transactions Risk	✓	✓	✓	✓	✓	✓
• Swap Agreements Risk	✓	✓	✓	✓	✓	✓
Developing or Emerging Market Countries Risk	✓	✓	✓	✓	✓	✓

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Exchange-Traded Notes Risk	✓	✓	✓	✓	✓	✓
Foreign Currency Risk	✓	✓	✓	✓	✓	✓
Foreign Securities Risk		✓	✓	✓	✓	✓
General Risk	✓	✓	✓	✓	✓	✓
High Yield Securities Risk	✓	✓	✓	✓	✓	✓
Increased Reliance on Data Analytics Risk	✓	✓	✓	✓	✓	✓
Large Shareholder Redemption Risk	✓	✓	✓	✓	✓	✓
Mortgage-Backed Securities Risk	✓	✓	✓	✓	✓	✓
Mortgage Dollar Rolls Risk	✓	✓	✓		✓	✓
Ratings Categories Risk	✓	✓	✓	✓	✓	✓
Repurchase Agreements Risk	✓	✓	✓	✓	✓	✓
Restricted Securities Risk	✓	✓	✓	✓	✓	✓
Reverse Repurchase Agreements Risk	✓	✓	✓		✓	✓
Structured Notes Risk	✓	✓	✓	✓	✓	✓
Temporary Defensive Positions Risk	✓	✓	✓	✓	✓	✓

	International Funds				Asset Allocation Fund
	TCW Developing Markets Equity Fund	TCW Emerging Markets Income Fund	TCW Emerging Markets Local Currency Income Fund	TCW Emerging Markets Multi-Asset Opportunities Fund	TCW Conservative Allocation Fund
Counterparty Credit Risk	✓	✓	✓	✓
Derivatives Risk
• Currency Derivatives Risk	✓	✓	✓	✓
• Futures Contracts and Options on Futures Risk	✓	✓	✓	✓
• Options Transactions Risk	✓	✓	✓	✓
• Swap Agreements Risk	✓	✓	✓	✓
Developing or Emerging Market Countries Risk	✓	✓	✓	✓
Exchange-Traded Notes Risk		✓	✓	✓
Foreign Currency Risk	✓	✓	✓	✓
Foreign Securities Risk	✓	✓	✓	✓
Fund of Funds Risk					✓
General Risk	✓	✓	✓	✓	✓
High Yield Securities Risk		✓	✓	✓
Increased Reliance on Data Analytics Risk	✓	✓	✓	✓	✓
Large Shareholder Redemption Risk	✓	✓	✓	✓	✓
Mortgage-Backed Securities Risk		✓	✓	✓
Ratings Categories Risk		✓	✓	✓
Repurchase Agreements Risk	✓	✓	✓	✓	✓
Restricted Securities Risk	✓	✓	✓	✓
Reverse Repurchase Agreements Risk	✓			✓
Stock Market Risk	✓			✓	✓
Structured Notes Risk		✓	✓	✓
Temporary Defensive Positions Risk	✓	✓	✓	✓	✓

Commodity-Linked Instruments Risk

The TCW Enhanced Commodity Strategy Fund may seek to provide exposure to the investment returns of real assets that trade in the commodity markets through investments in commodity-linked derivative instruments, such as structured notes, which are designed to provide this exposure without direct investment in physical commodities or commodities futures contracts. The Fund may also seek to

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provide exposure to the investment returns of real assets that trade in the commodity markets through investments in the Subsidiary. Real assets are assets such as oil, gas, industrial and precious metals, livestock, and agricultural or meat products, or other items that have tangible properties, as compared to stocks or bonds, which are financial instruments. In choosing investments, the Advisor seeks to provide exposure to various commodities and commodity sectors. The value of commodity-linked derivative instruments held by the Fund and/or the Subsidiary may be affected by a variety of factors, including, but not limited to, overall market movements and other factors affecting the value of particular industries or commodities, such as weather, disease, embargoes, acts of war or terrorism, or political and regulatory developments.

The prices of commodity-linked derivative instruments may move in different directions than investments in traditional equity and debt securities when the value of those traditional securities is declining due to adverse economic conditions. As an example, during periods of rising inflation, debt securities have historically tended to decline in value due to the general increase in prevailing interest rates. Conversely, during those same periods of rising inflation, the prices of certain commodities, such as oil and metals, have historically tended to increase. Of course, there cannot be any guarantee that these investments will perform in that manner in the future, and at certain times the price movements of commodity-linked instruments have been parallel to those of debt and equity securities. Commodities have historically tended to increase and decrease in value during different parts of the business cycle than financial assets. Nevertheless, at various times, commodities prices may move in tandem with the prices of financial assets and thus may not provide overall portfolio diversification benefits. Under favorable economic conditions, the Fund’s investments may be expected to underperform an investment in traditional securities. Over the long term, the returns on the Fund’s investments are expected to exhibit low or negative correlation with stocks and bonds.

The ability of the Fund to gain commodity exposure as contemplated may be adversely affected by future legislation, regulatory developments, interpretive guidance or other actions by the IRS or the Treasury Department as discussed under “Distributions and Taxes.”

Counterparty Credit Risk

Commodity- and financial-linked derivative instruments are subject to the risk that the counterparty to the instrument might not pay interest when due or repay principal at maturity of the obligation. If a counterparty defaults on its interest or principal payment obligations to a Fund, this default will cause the value of your investment in the Fund to decrease. In addition, certain Funds may invest in commodity- and financial-linked structured notes issued by a limited number of issuers, which will act as counterparties. To the extent a Fund focuses its investments in a limited number of issuers, it will be more susceptible to the risks associated with those issuers. Certain derivative transactions may or are required to centrally clear, which may reduce counterparty and liquidity risk but will not completely eliminate such risks.

Derivatives Risk

Derivatives may be used for a variety of purposes, including hedging, risk management, portfolio management or income generation. Any or all of the investment techniques previously described herein may be used at any time and there is no particular strategy that dictates the use of one technique rather than another, as the use of any derivative by a Fund is a function of numerous variables, including market conditions. Although the Advisor seeks to use derivatives to further a Fund’s investment objective, no assurance can be given that the use of derivatives will achieve this result.

Derivatives utilized by a Fund may involve the purchase and sale of derivative instruments. A derivative is a financial instrument, the value of which depends upon (or derives from) the value of another asset, security, interest rate or index. Derivatives may relate to a wide variety of underlying instruments, including equity and debt securities, indexes, interest rates, currencies and other assets. Certain derivative instruments which a Fund may use and the risks of those instruments are described in further detail below. A Fund may in the future also utilize derivatives techniques, instruments and strategies that may be newly developed or permitted as a result of regulatory changes, consistent with the Fund’s investment objective and policies. Such newly developed techniques, instruments and strategies may involve risks different than or in addition to those described herein. No assurance can be given that any derivatives strategy employed by a Fund will be successful.

The risks associated with the use of derivatives are different from, and possibly greater than, the risks associated with investing directly in the instruments underlying such derivatives. Derivatives are highly specialized instruments that require investment techniques and risk analyses different from other portfolio investments. The use of derivative instruments requires an understanding not only of the underlying instrument but also of the derivative itself. Certain risk factors generally applicable to derivative transactions are described below.

•

Derivatives are subject to the risk that the market value of the derivative itself or the market value of underlying instruments will change in a way adverse to a Fund’s interests. A Fund bears the risk that the Advisor may incorrectly forecast future market trends and other financial or economic factors or the value of the underlying security, index, interest rate or currency when establishing a derivatives position for the Fund.

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•

Derivatives may be subject to pricing or “basis” risk, which exists when a derivative becomes extraordinarily expensive (or inexpensive) relative to historical prices or corresponding instruments. Under such market conditions, it may not be economically feasible to initiate a transaction or liquidate a position at an advantageous time or price.

•	Many derivatives are complex and often valued subjectively. Improper valuations can result in increased payment requirements to counterparties or a loss of value to a Fund.

•

Using derivatives as a hedge against a portfolio investment subjects a Fund to the risk that the derivative will have imperfect correlation with the portfolio investment, which could result in the Fund incurring substantial losses. This correlation risk may be greater in the case of derivatives based on an index or other basket of securities, as the portfolio securities being hedged may not duplicate the components of the underlying index or the basket may not be of exactly the same type of obligation as those underlying the derivative. The use of derivatives for “cross hedging” purposes (using a derivative based on one instrument as a hedge on a different instrument) may also involve greater correlation risks.

•

While using derivatives for hedging purposes can reduce a Fund’s risk of loss, it may also limit the Fund’s opportunity for gains or result in losses by offsetting or limiting the Fund’s ability to participate in favorable price movements in portfolio investments.

•

Derivatives transactions for non-hedging purposes involve greater risks and may result in losses which would not be offset by increases in the value of portfolio securities or declines in the cost of securities to be acquired. In the event that a Fund enters into a derivatives transaction as an alternative to purchasing or selling the underlying instrument or in order to obtain desired exposure to an index or market, the Fund will be exposed to the same risks as are incurred in purchasing or selling the underlying instruments directly.

•

The use of certain derivatives transaction involves the risk of loss resulting from the insolvency or bankruptcy of the other party to the contract (i.e., the counterparty) or the failure by the counterparty to make required payments or otherwise comply with the terms of the contract. In the event of default by a counterparty, a Fund may have contractual remedies pursuant to the agreement related to the transaction.

•

Liquidity risk exists when a particular derivative is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid, a Fund may be unable to initiate a transaction or liquidate a position at an advantageous time or price.

•

Certain derivatives transactions are not entered into or traded on exchanges or in markets regulated by the CFTC or the SEC. Instead, such over-the-counter (“OTC”) derivatives are entered into directly by the counterparties and may be traded only through financial institutions acting as market makers. OTC derivatives transactions can only be entered into with a willing counterparty that is approved by the Advisor in accordance with guidelines established by the Board. Where no such counterparty is available, a Fund will be unable to enter into a desired transaction. There also may be greater risk that no liquid secondary market in the trading of OTC derivatives will exist, in which case the liquidity that is afforded to exchange participants will not be available to the Fund as a participant in OTC derivatives transactions. OTC derivatives transactions are not subject to the guarantee of an exchange or clearinghouse and as a result a Fund would bear greater risk of default by the counterparties to such transactions.

•

A Fund may be required to make physical delivery of portfolio securities underlying a derivative in order to close out a derivatives position or to sell portfolio securities at a time or price at which it may be disadvantageous to do so in order to obtain cash to close out or to maintain a derivatives position.

•

As a result of the structure of certain derivatives, adverse changes in the value of the underlying instrument can result in losses substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.

•	Certain derivatives may be considered illiquid and therefore subject to a Fund’s limitation on investments in illiquid securities.

•

Derivatives transactions conducted outside the United States may not be conducted in the same manner as those entered into on U.S. exchanges, and may be subject to different margin, exercise, settlement or expiration procedures. Brokerage commissions, clearing costs and other transaction costs may be higher on foreign exchanges. Many of the risks of OTC derivatives transactions are also applicable to derivatives transactions conducted outside the United States. Derivatives transactions conducted outside the United States are subject to the risk of governmental action affecting the trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions could be adversely affected by foreign political and economic factors; lesser availability of data on which to make trading decisions; delays on a Fund’s ability to act upon economic events occurring in foreign markets; and less liquidity than U.S. markets.

The regulation of derivatives markets in the United States is a rapidly changing area of law and is subject to modification by government and judicial action. In particular, the Dodd-Frank Wall Street Reform and Consumer Protection Act, which was signed into law in 2010, granted significant authority to the SEC and the CFTC to impose comprehensive regulations on the over-the-counter and cleared derivatives markets. These regulations include, but are not limited to, mandatory clearing of certain derivatives and requirements relating to disclosure, margin and trade reporting. New regulations could adversely affect the value, availability and performance of certain derivative instruments, may make them more costly, and may limit or restrict their use by the Fund.

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On October 28, 2020, the SEC adopted Rule 18f-4 under the 1940 Act (the “Derivatives Rule”) which, following an implementation period, will replace existing SEC and staff guidance with an updated, comprehensive framework for registered investment companies’ use of derivatives. Among other changes, the Derivatives Rule will require an investment company to trade derivatives and certain other instruments that create future payment or delivery obligations subject to a value-at-risk (“VaR”) leverage limit, develop and implement a derivatives risk management program and new testing requirements, and comply with new requirements related to board and SEC reporting. These new requirements will apply to the Funds except for those Funds that qualify as a “limited derivatives user,” which the Derivatives Rule defines as a fund that limits its derivatives exposure to 10% of its net assets. Complying with the Derivatives Rule may increase the cost of a Fund’s investments and cost of doing business, which could adversely affect investors. Other potentially adverse regulatory obligations can develop suddenly and without notice.

Currency Derivatives Risk. Currency derivatives are subject to additional risks. Currency derivatives transactions may be negatively affected by government exchange controls, blockages, and manipulations. Currency exchange rates may be influenced by factors extrinsic to a country’s economy. There is not systematic reporting of last sale information with respect to foreign currencies. As a result, the available information on which trading in currency derivatives will be based may not be as complete as comparable data for other transactions. Events could occur in the foreign currency market which will not be reflected in currency derivatives until the following day, making it more difficult for a Fund to respond to such events in a timely manner.

Futures Contracts and Options on Futures Risk. There are certain risks inherent in the use of futures contracts and options on futures contracts. Successful use of futures contracts by a Fund is subject to the ability of the Advisor to correctly predict movements in the direction of interest rates or changes in market conditions. In addition, there can be no assurance that there will be a correlation between price movements in the underlying securities, currencies or index and the price movements in the securities which are the subject of the hedge.

Positions in futures contracts and options on futures contracts may be closed out only on the exchange or board of trade on which they were entered into, and there can be no assurance that an active market will exist for a particular contract or option at any particular time. If a Fund has hedged against the possibility of an increase in interest rates or a decrease in the value of portfolio securities and interest rates fall or the value of portfolio securities increase instead, the Fund will lose part or all of the benefit of the increased value of securities that it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if a Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. These sales of securities may, but will not necessarily, be at increased prices that reflect the decline in interest rates. While utilization of futures contracts and options on futures contracts may be advantageous to a Fund, if the Fund is not successful in employing such instruments in managing the Fund’s investments, the Fund’s performance will be worse than if the Fund did not make such investments.

Exchanges limit the amount by which the price of a futures contract may move on any day. If the price moves equal the daily limit on successive days, then it may prove impossible to liquidate a futures position until the daily limit moves have ceased. In the event of adverse price movements, a Fund would continue to be required to make daily cash payments of variation margin on open futures positions. In such situations, if a Fund has insufficient cash, it may have to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. In addition, a Fund may be required to take or make delivery of the instruments underlying interest rate futures contracts it holds at a time when it is disadvantageous to do so. The inability to close out options and futures positions could also have an adverse impact on a Fund’s ability to effectively hedge its portfolio.

Futures contracts and options thereon which are purchased or sold on foreign commodities exchanges may have greater price volatility than their U.S. counterparts. Furthermore, foreign commodities exchanges may be less regulated and under less governmental scrutiny than U.S. exchanges. Brokerage commissions, clearing costs and other transaction costs may be higher on foreign exchanges. Greater margin requirements may limit a Fund’s ability to enter into certain commodity transactions on foreign exchanges. Moreover, differences in clearance and delivery requirements on foreign exchanges may occasion delays in the settlement of a Fund’s transactions effected on foreign exchanges.

In the event of the bankruptcy of a broker through which a Fund engages in transactions in futures or options thereon, the Fund could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker. Similarly, in the event of the bankruptcy of the writer of an OTC option purchased by a Fund, the Fund could experience a loss of all or part of the value of the option. Transactions are entered into by a Fund only with brokers or financial institutions deemed creditworthy by the Advisor.

There is no assurance that a liquid secondary market will exist for futures contracts and related options in which a Fund may invest. In the event a liquid market does not exist, it may not be possible to close out a futures position, and in the event of adverse price movements, a Fund would continue to be required to make daily cash payments of variation margin. In addition, limitations imposed by an exchange or board of trade on which futures contracts are traded may compel or prevent a Fund from closing out a contract which may result in reduced gain or increased loss to the Fund. The absence of a liquid market in futures contracts might cause a Fund to make or take delivery of the underlying securities (currencies) at a time when it may be disadvantageous to do so.

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Compared to the purchase or sale of futures contracts, the purchase of call or put options on futures contracts involves less potential risk to a Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a futures contract would result in a loss to a Fund notwithstanding that the purchase or sale of a futures contract would not result in a loss, as in the instance where there is no movement in the prices of the futures contract or underlying securities (currencies).

Options on foreign currency futures contracts may involve certain additional risks. Trading options on foreign currency futures contracts is relatively new. The ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market. To reduce this risk, a Fund will not purchase or write options on foreign currency futures contracts unless and until, in the Advisor’s opinion, the market for such options has developed sufficiently that the risks in connection with such options are not greater than the risks in connection with transactions in the underlying foreign currency futures contracts.

Options Transactions Risk. The effective use of options depends on a Fund’s ability to terminate option positions at times when the Advisor deems it desirable to do so. Prior to exercise or expiration, an option position can only be terminated by entering into a closing purchase or sale transaction. If a covered call option writer is unable to effect a closing purchase transaction or to purchase an offsetting OTC Option, it cannot sell the underlying security until the option expires or the option is exercised. Accordingly, a covered call option writer may not be able to sell an underlying security at a time when it might otherwise be advantageous to do so. A secured put option writer who is unable to effect a closing purchase transaction or to purchase an offsetting OTC Option would continue to bear the risk of decline in the market price of the underlying security until the option expires or is exercised.

In addition, a secured put writer would be unable to utilize the amount held in cash or U.S. government securities or other high grade short-term obligations as security for the put option for other investment purposes until the exercise or expiration of the option.

A Fund’s ability to close out its position as a writer of an option is dependent upon the existence of a liquid secondary market. There is no assurance that such a market will exist, particularly in the case of OTC Options, as such options will generally only be closed out by entering into a closing purchase transaction with the purchasing dealer. However, the Fund may be able to purchase an offsetting option which does not close out its position as a writer but constitutes an asset of equal value to the obligation under the option written. If the Fund is not able to either enter into a closing purchase transaction or purchase an offsetting position, it will be required to maintain the securities subject to the call, or the collateral underlying the put, even though it might not be advantageous to do so, until a closing transaction can be entered into (or the option is exercised or expires).

Among the possible reasons for the absence of a liquid secondary market on an exchange are: (a) insufficient trading interest in certain options; (b) restrictions on transactions imposed by an exchange; (c) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities; (d) interruption of the normal operations on an exchange; (e) inadequacy of the facilities of an exchange or the OCC or other relevant clearing corporation to handle current trading volume; or (f) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the relevant clearing corporation as a result of trades on that exchange would generally continue to be exercisable in accordance with their terms.

In the event of the bankruptcy of a broker through which a Fund engages in transactions in options, the Fund could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker. Similarly, in the event of the bankruptcy of the writer of an OTC Option purchased by a Fund, the Fund could experience a loss of all or part of the value of the option. Transactions are entered into by a Fund only with brokers or financial institutions deemed creditworthy by the Fund’s management.

Each of the exchanges has established limitations governing the maximum number of options on the same underlying security or futures contract (whether or not covered) which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. These position limits may restrict the number of listed options which a Fund may write.

The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

Swap Agreements Risk. Whether a Fund’s use of swap agreements will be successful in furthering its investment objective will depend on the ability of the Advisor to correctly predict whether certain types of investments are likely to produce greater returns than other investments. Because bilateral swaps are two-party contracts and because they may have terms of greater than seven days, these

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agreements may be considered to be illiquid investments. Illiquidity may make it more difficult for a Fund to enter or close swap transactions at opportune times, which could cause the Fund to lose value or forgo advantageous investment positions. Similarly, swap agreements can be complex and difficult to price objectively. Moreover, a Fund bears the risk of loss of the amount expected to be received under a bilateral swap agreement in the event of the default or bankruptcy of the swap agreement counterparty. As a result of new rules adopted in 2012, certain standardized swaps are currently subject to mandatory central clearing. Central clearing is designed to decrease counterparty risk and increase liquidity, as compared to bilateral swaps. However, central clearing does not eliminate such risks. Further, central clearing may require a Fund to post margin that may be greater than the collateral that would have be required under a bilateral agreement. A Fund will enter into uncleared swap agreements only with counterparties that meet certain standards for creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of the Fund’s repurchase agreement guidelines). Certain restrictions imposed on the Funds by the Code may limit a Fund’s ability to use swap agreements. It is possible that future developments in the swap market, including potential government regulation, could adversely affect a Fund’s ability to terminate existing swap agreements, realize amounts to be received under such agreements, make full use of swaps transactions, or otherwise profit from such agreements. In addition, swaps may also subject a Fund to leveraging risk by exposing the Fund to potential profits and losses based on the full notional amount underlying the swap with through just a small initial investment. A Fund’s use of leverage may reduce the Fund’s returns and increase its volatility.

Developing or Emerging Market Countries Risk

Investing in securities of developing or emerging market countries involves certain risks, and considerations, including those set forth below, which are not typically associated with investing in the United States or other developed countries.

Political and economic structures in many developing or emerging markets countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristics of more developed countries. Some of these countries may have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies.

The securities markets of developing or emerging market countries are substantially smaller, less developed, less liquid and more volatile than the major securities markets in the United States and other developed nations. The limited size of many developing or emerging securities markets and limited trading volume in issuers compared to volume of trading in U.S. securities or securities of issuers in other developed countries could cause prices to be erratic for reasons apart from factors that affect the quality of the securities. For example, limited market size may cause prices to be unduly influenced by traders who control large positions. Adverse publicity and investors’ perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of portfolio securities, especially in these markets.

In addition, developing or emerging market countries’ exchanges’ and broker-dealers are generally subject to less government and exchange regulation than their counterparts in developed countries. Brokerage commissions, dealer concessions, custodial expenses and other transaction costs may be higher in developing or emerging markets than in developed countries. As a result, Funds investing in developing or emerging market countries have operating expenses that are expected to be higher than other funds investing in more established market regions.

Many of the developing or emerging market countries may be subject to greater degree of economic, political and social instability than is the case in the United States, Canada, Australia, New Zealand, Japan and Western European and certain Asian countries. Such instability may result from, among other things, (i) popular unrest associated with demands for improved political, economic and social conditions, and (ii) internal insurgencies. Such social, political and economic instability could disrupt the financial markets in which the Funds invest and adversely affect the value of the Funds’ assets. Economies in developing or emerging market countries may also be more susceptible to natural and man-made disasters, such as earthquakes, tsunamis, terrorist attacks, or adverse changes in climate or weather. In addition, many developing or emerging market countries with less established health care systems have experienced outbreaks of pandemic or contagious diseases from time to time, including, but not limited to, coronavirus, Ebola, Zika, avian flu, severe acute respiratory syndrome, and Middle East Respiratory Syndrome. The risks of such phenomena and resulting social, political, economic and environmental damage cannot be quantified. These events can exacerbate market volatility as well as impair economic activity, which can have both short- and immediate-term effects on the valuations of the companies and issuers in which the Funds invest.

In certain developing or emerging market countries governments participate to a significant degree, through ownership or regulation, in their respective economies. Action by these governments could have a significant adverse effect on market prices of securities and payment of dividends. In addition, most developing or emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation. Inflation and rapid fluctuation in inflation rates have had and may continue to have very negative effects on the economies and securities markets of certain developing or emerging market countries.

Many developing and emerging market countries are highly dependent on the sale of commodities. The value of various commodities has declined recently, and can be volatile. Commodities markets can affect general economic conditions in those countries as well as specific companies.

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Many of the currencies of developing or emerging market countries have experienced devaluations relative to the U.S. dollar, and major devaluations have historically occurred in certain countries. Any devaluations in the currencies in which portfolio securities are denominated will have a detrimental impact on those Funds investing in developing or emerging market countries. Many developing or emerging market countries are experiencing currency exchange problems. Countries have and may in the future impose foreign currency controls and repatriation control.

Special Considerations Regarding China. Investments in companies located or operating in China, including Hong Kong, involve risks not typically associated with investments in Western nations, such as nationalization, expropriation, or confiscation of property; difficulty in obtaining and/or enforcing judgments; alteration or discontinuation of economic reforms; military conflicts, either internal or with other countries; inflation, currency fluctuations and fluctuations in inflation and interest rates that may have negative effects on the economy and securities markets of China; and China’s dependency on the economies of other Asian countries, many of which are developing countries. Further, health events, such as the recent coronavirus outbreak, may continue to cause uncertainty and volatility in the Chinese economy. Certain securities issued by companies located or operating in China, such as China A-shares, are subject to trading restrictions, quota limitations, and clearing and settlement risks. Significant portions of the Chinese securities markets may become rapidly illiquid, as Chinese issuers have the ability to suspend the trading of their equity securities, or as a result of adverse economic, market or political events, or adverse investor perceptions, whether or not accurate. A Fund may be forced to sell these restricted or illiquid securities and incur a loss as a result. Export growth continues to be a major driver of China’s rapid economic growth; a reduction in spending on Chinese products and services, the institution of tariffs or other trade barriers (or the threat thereof), or a downturn in any of the economies of China’s key trading partners may have an adverse impact on the Chinese economy.

Certain of the Funds may invest a significant portion of their assets in issuers based in or operating in China. The TCW Developing Markets Equity Fund and the TCW Emerging Markets Multi-Asset Opportunities Fund may gain exposure to certain operating companies in China through legal structures known as variable interest entities (“VIEs”). In China, ownership of companies in certain sectors by non-Chinese individuals and entities (including U.S. persons and entities, such as the Funds) is prohibited. To facilitate indirect non-Chinese investment, many China-based operating companies have created VIE structures. In a VIE structure, a China-based operating company establishes an entity outside of China that enters into service and other contracts with the China-based operating company. Shares of the entities established outside of China are often listed and traded on an exchange. Non-Chinese investors (such as a Fund) hold equity interests in the entities established outside of China rather than directly in the China-based operating companies. This arrangement allows U.S. investors to obtain economic exposure to the China-based operating company through contractual means rather than through formal equity ownership. An investment in a VIE structure subjects a Fund to the risks associated with the underlying China-based operating company. In addition, a Fund may be exposed to certain associated risks, including the risks that: the Chinese government could subject the China-based operating company to penalties, revocation of business and operating licenses or forfeiture of ownership interests; the Chinese government may outlaw the VIE structure, which could cause an uncertain negative impact to existing investors in the VIE structure; if the contracts underlying the VIE structure are not honored by the China-based operating company or if there is otherwise a dispute, the contracts may not be enforced by Chinese courts; and shareholders of the China-based operating company may leverage the VIE structure to their benefit and to the detriment of the investors in the VIE structure. If any of these actions were to occur, the market value of a Fund’s investments in VIEs would likely fall, causing investment losses, which could be substantial, for the Fund.

Exchange-Traded Notes Risk

The value of an exchange-traded note (“ETN”) will change as the value of the market benchmark or strategy fluctuates. If, for example, a commodity-linked ETN is purchased, its value will fluctuate because the value of the underlying commodity to which it is linked fluctuates with market conditions. The prices of the market benchmark are determined based on a variety of market and economic factors and may change unpredictably, affecting the value of the underlying benchmark and, consequently, the value of the ETN.

ETNs are fully exposed to any decline in the level of the underlying market benchmark. If the value of the underlying market benchmark decreases, or does not increase by an amount greater than the aggregate investor fee applicable to the ETN, a Fund will receive less than its original investment in the ETN upon maturity or early redemption and could lose up to 100% of the original principal amount. Investors in ETNs do not receive any periodic interest payments.

ETNs are subject to illiquidity risk. The issuer of an ETN may restrict the ETN’s redemption amount or its redemption date. In addition, although an ETN may be listed on an exchange, the issuer may not be required to maintain the listing and there can be no assurance that a secondary market will exist for an ETN.

Because ETNs are unsecured debt securities, they are subject to risk of default by the issuing bank or other financial institution (i.e., counterparty risk). In addition, the value of an ETN may decline due to downgrade in the issuer’s credit rating despite that there is no change in the underlying market benchmark.

ETNs are also subject to tax risk. No assurance can be given that the IRS will accept, or a court will uphold, how the Funds characterize and treat ETNs’ for tax purposes. Further, the IRS and Congress are considering proposals that would change the timing and character of income and gains from ETNs.

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Foreign Currency Risk

Because foreign securities generally are denominated and pay dividends or interest in foreign currencies, the value of the net assets (as measured in United States dollars) of those Funds that invest in foreign securities will be affected favorably or unfavorably by changes in exchange rates. Generally, currency exchange transactions will be conducted on a spot (i.e., cash) basis at the spot rate prevailing in the currency exchange market. The cost of currency exchange transactions will generally be the difference between the bid and offer spot rate of the currency being purchased or sold. In order to protect against uncertainty in the level of future foreign currency exchange rates, the Funds are authorized to enter into certain foreign currency future and forward contracts. However, it is not obligated to do so and, depending on the availability and cost of these devices, the Funds may be unable to use them to protect against currency risk. While foreign currency future and forward contracts may be available, the cost of these instruments may be prohibitively expensive so that the Funds may not to be able to effectively use them.

Foreign Securities Risk

Investment in foreign securities involves special risks in addition to the usual risks inherent in domestic investments. These include: political or economic instability; the unpredictability of international trade patterns; the possibility of foreign governmental actions such as expropriation, nationalization or confiscatory taxation; the imposition or modification of foreign currency or foreign investment controls; the imposition of withholding taxes on dividends, interest and gains; price volatility; and fluctuations in currency exchange rates. As compared to companies located in the United States, foreign issuers generally disclose less financial and other information publicly and are subject to less stringent and less uniform accounting, auditing and financial reporting standards. Foreign countries typically impose less thorough regulations on brokers, dealers, stock exchanges, insiders and listed companies than does the United States, and foreign securities markets may be less liquid and more volatile than domestic markets. Investment in foreign securities involves higher costs than investment in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by foreign governments. In addition, security trading practices abroad may offer less protection to investors such as the Funds. Settlement of transactions in some foreign markets may be delayed or may be less frequent than in the U.S., which could affect the liquidity of each Fund’s portfolio. Also, it may be more difficult to obtain and enforce legal judgments against foreign corporate issuers than against domestic issuers and it may be impossible to obtain and enforce judgments against foreign governmental issues.

Special Considerations Regarding Europe. The European financial markets have continued to experience volatility because of concerns about economic downturns and about high and rising government debt levels of several countries in the European Union (the “EU”) and Europe generally. These events have adversely affected the exchange rate of the Euro and the European securities markets, and may spread to other countries in Europe, including countries that do not use the Euro. These events may affect the value and liquidity of certain of the Funds’ investments. Responses to the financial problems by EU governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world.

The United Kingdom (“U.K.”) left the EU on January 31, 2020, in a process now commonly referred to as “Brexit.” The U.K. and EU have reached an agreement on the terms of their future trading relationship effective January 1, 2021, which principally relates to the trading of goods rather than services. Further discussions are to be held between the U.K. and EU in relation to matters not covered by the trade agreement, including financial services. The Funds will face risks associated with the potential uncertainty and consequences that may follow Brexit, including with respect to volatility in exchange rates and interest rates. Brexit could adversely affect European or worldwide political, regulatory, economic or market conditions and could contribute to instability in global political institutions, regulatory agencies and financial markets. Brexit has also led to legal uncertainty and could lead to politically divergent national laws and regulations as a new relationship between the U.K. and EU is defined and the U.K. determines which EU laws to replace or replicate. Any of these effects of Brexit could adversely affect any of the companies to which the Funds have exposure and any other assets in which the Funds invest. The political, economic and legal consequences of Brexit are not yet fully known. In the short term, financial markets may experience heightened volatility, particularly those in the U.K. and Europe, but possibly worldwide. The U.K. and Europe may be less stable than they have been in recent years, and investments in the U.K. and EU may be difficult to value, or subject to greater or more frequent volatility. In the longer term, there is likely to be a period of significant political, regulatory and commercial uncertainty as the U.K. continues to negotiate the terms of its future trading relationships.

Secessionist movements, such as the Catalan movement in Spain and the independence movement in Scotland, as well as governmental or other responses to such movements, may also create instability and uncertainty in the region. In addition, the national politics of countries in the EU have been unpredictable and subject to influence by disruptive political groups and ideologies. The governments of EU countries may be subject to change and such countries may experience social and political unrest. Unanticipated or sudden political or social developments may result in sudden and significant investment losses. The occurrence of terrorist incidents throughout Europe could also impact financial markets. The impact of these events is not clear but could be significant and far-reaching and could adversely affect the value and liquidity of the Funds’ investments.

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Fund of Funds Risk

The TCW Conservative Allocation Fund is a “fund of funds.” Achieving the TCW Conservative Allocation Fund’s investment objectives will depend entirely on the performance of the Underlying Funds to which the TCW Conservative Allocation Fund’s investments are allocated, which depends on the particular securities in which the Underlying Funds invest. Therefore, the TCW Conservative Allocation Fund is subject to all risks associated with the Underlying Funds. Because the TCW Conservative Allocation Fund’s performance depends on that of each Underlying Fund, performance may be subject to increased volatility. Additionally, operating expenses incurred annually by each Underlying Fund are borne indirectly by shareholders of the TCW Conservative Allocation Fund. The TCW Conservative Allocation Fund directly bears its annual operating expenses and, indirectly, bears the annual operating expenses of the Underlying Funds in proportion to their allocations.

The Advisor allocates the assets of the TCW Conservative Allocation Fund among the Underlying Funds based upon a number of factors, including the Advisor’s asset allocation strategies and the investment performance of each Underlying Fund. In making investment decisions for the TCW Conservative Allocation Fund, the Advisor will consider, among other factors, internally generated research. Because certain Underlying Funds are more profitable to the Advisor than others, the Advisor may have an incentive to allocate more of the TCW Conservative Allocation Fund’s assets to more profitable Underlying Funds. The Advisor does not, however, consider the profitability of the Underlying Funds in making investment decisions for the TCW Conservative Allocation Fund.

The TCW Conservative Allocation Fund may invest in the Underlying Funds as disclosed in the Prospectus. The Advisor may modify the asset allocation strategy for the TCW Conservative Allocation Fund and modify the selection of Underlying Funds for the TCW Conservative Allocation Fund from time to time without shareholder approval if it believes that doing so would better enable the TCW Conservative Allocation Fund to pursue its investment goals.

General Risk

Various market risks can affect the price or liquidity of an issuer’s securities in which a Fund may invest. Returns from the securities in which a Fund invests may underperform returns from the various general securities markets or different asset classes. Different types of securities tend to go through cycles of outperformance and underperformance in comparison to the general securities markets. Adverse events occurring with respect to an issuer’s performance or financial position can depress the value of the issuer’s securities. The liquidity in a market for a particular security will affect its value and may be affected by factors relating to the issuer, as well as the depth of the market for that security. Other market risks that can affect value include a market’s current attitudes about type of security, market reactions to political or economic events, including litigation, tax and regulatory effects (including lack of adequate regulations for a market or particular type of instrument).

Instability in the financial markets has led the U.S. Government to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the securities in which a Fund invests or the issuers of such securities in ways that are unforeseeable. Legislation or regulation may also change the way in which the Funds are regulated. Such legislation or regulation could limit or preclude a Fund’s ability to achieve its investment objective.

The Funds are also subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters, which can all negatively impact the securities markets and cause a Fund to lose value. These events can also impair the technology and other operational systems upon which the Funds’ service providers, including the Advisor, rely, and could otherwise disrupt the Funds’ service providers’ ability to fulfill their obligations to the Funds.

High Yield Securities Risk

Securities rated below investment grade are commonly known as “junk bonds” and have speculative characteristics. A Fund may invest in below investment grade securities, and a portion of the convertible securities acquired by a Fund may be rated below investment grade.

High yield securities or “junk bonds” can be classified into two categories: (a) securities issued without an investment grade rating and (b) securities whose credit ratings have been downgraded below investment grade because of declining investment fundamentals. The first category includes securities issued by “emerging credit” companies and companies which have experienced a leveraged buyout or recapitalization. Although the small and medium size companies that constitute emerging credit issuers typically have significant operating histories, these companies generally do not have strong enough operating results to secure investment grade ratings from the rating agencies. In addition, in recent years there has been a substantial volume of high yield securities issued by companies that have converted from public to private ownership through leveraged buyout transactions and by companies that have restructured their balance sheets through leveraged recapitalizations. High yield securities issued in these situations are used primarily to pay existing

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stockholders for their shares or to finance special dividend distributions to shareholders. The indebtedness incurred in connection with these transactions is often substantial and, as a result, often produces highly leveraged capital structures which present special risks for the holders of such securities. Also, the market price of such securities may be more volatile to the extent that expected benefits from the restructuring do not materialize. The second category of high yield securities consists of securities of former investment grade companies that have experienced poor operating performance due to such factors as cyclical downtrends in their industry, poor management or increased foreign competition.

Generally, lower-rated debt securities provide a higher yield than higher-rated debt securities of similar maturity but are subject to greater risk of loss of principal and interest than higher-rated securities of similar maturity. They are generally considered to be subject to greater risk than securities with higher ratings particularly in the event of a deterioration of general economic conditions. The lower ratings of the high yield securities which the Funds will purchase reflect a greater possibility that the financial condition of the issuers, or adverse changes in general economic conditions, or both, may impair the ability of the issuers to make payments of principal and interest. The market value of a single lower-rated debt security may fluctuate more than the market value of higher-rated securities, since changes in the creditworthiness of lower-rated issuers and in market perceptions of the issuers’ creditworthiness tend to occur more frequently and in a more pronounced manner than in the case of higher-rated issuers. High yield debt securities also tend to reflect individual corporate developments to a greater extent than higher-rated securities. The securities in which the Funds invest are frequently subordinated to senior indebtedness.

The economy and interest rates affect high yield securities differently from other securities. The prices of high yield bonds have been found to be less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic changes or individual corporate developments. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a bond owned by a Fund defaults, the Fund may incur additional expenses to seek recovery. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of high yield bonds and a Fund’s asset value. Furthermore, the market prices of high yield bonds structured as zero coupon or pay-in-kind securities are affected to a greater extent by interest rate changes and thereby tend to be more volatile than securities which pay interest periodically and in cash.

To the extent there is a limited retail secondary market for particular high yield bonds, these bonds may be thinly-traded and a Fund may lose value on its investments in high yield bonds or receive an inaccurate valuation because there is less reliable, objective data available. In addition, a Fund’s ability to acquire or dispose of the bonds may be negatively-impacted. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield bonds, especially in a thinly-traded market. To the extent a Fund owns or may acquire illiquid or restricted high yield bonds, these securities may involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties.

Special tax considerations are associated with investing in lower rated debt securities structured as zero coupon or pay-in-kind securities. The Funds accrue income on these securities prior to the receipt of cash payments. A Fund must distribute substantially all of its income to its shareholders to qualify for pass-through treatment under the tax laws and may, therefore, have to dispose of its portfolio securities to satisfy distribution requirements.

Additionally, investments in debt obligations that are at risk of default or in default present tax issues for a Fund. Tax rules are not entirely clear about issues such as whether and to what extent a Fund should recognize market discount on a debt obligation, when a Fund may cease to accrue interest, original issue discount or market discount, when and to what extent a Fund may take deductions for bad debts or worthless securities and how a Fund should allocate payments received on obligations in default between principal and income. These and other related issues must be addressed by a Fund to ensure that it distributes sufficient income to preserve its status as a regulated investment company.

Underwriting and dealer spreads associated with the purchase of lower rated bonds are typically higher than those associated with the purchase of high grade bonds.

Increased Reliance on Data Analytics Risk

In recent years, the asset management business has become increasingly dependent on data analytics to support portfolio management, investment operations and compliance. The Advisor’s regulators have also substantially increased the extent and complexity of the data analytic component of compliance requirements. A failure to source accurate data from third parties or to correctly analyze, integrate or apply data could result in operational, trade or compliance errors, could cause portfolio losses, and could lead to regulatory concerns.

Large Shareholder Redemption Risk

Certain account holders may from time to time own (beneficially or of record) or control a significant percentage of a Fund’s shares. Redemptions by these account holders of their shares in a Fund may impact the Fund’s liquidity and net asset value. These redemptions may also force a Fund to sell securities, which may negatively impact the Fund’s brokerage and tax costs.

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Mortgage-Backed Securities Risk

Credit and Market Risks of Mortgage-Backed Securities. Investments in fixed rate and floating rate mortgage-backed securities will entail normal credit risks (i.e., the risk of non-payment of interest and principal) and market risks (i.e., the risk that interest rates and other factors will cause the value of the instrument to decline). Many issuers or servicers of mortgage-backed securities guarantee timely payment of interest and principal on the securities, whether or not payments are made when due on the underlying mortgages. This kind of guarantee generally increases the quality of a security, but does not mean that the security’s market value and yield will not change. Like other bond investments, the value of fixed rate mortgage-backed securities will tend to rise when interest rates fall, and fall when rates rise. Floating rate mortgage-backed securities will generally tend to have minimal changes in price when interest rates rise or fall. The value of all mortgage-backed securities may also change because of changes in the market’s perception of the creditworthiness of the organization that issued or guarantees them. In addition, the mortgage-backed securities market in general may be adversely affected by changes in governmental legislation or regulation. Fluctuations in the market value of mortgage-backed securities after their acquisition usually do not affect cash income from such securities but are reflected in each Fund’s net asset value. The liquidity of mortgage-backed securities varies by type of security; at certain times a Fund may encounter difficulty in disposing of investments. Other factors that could affect the value of a mortgage-backed security include, among other things, the types and amounts of insurance which a mortgagor carries, the amount of time the mortgage loan has been outstanding, the loan-to-value ratio of each mortgage and the amount of overcollateralization of a mortgage pool.

Prepayment and Redemption Risk of Mortgage-Backed Securities. Mortgage-backed securities reflect an interest in monthly payments made by the borrowers who receive the underlying mortgage loans. Although the underlying mortgage loans are for specified periods of time, such as 20 or 30 years, the borrowers can, and typically do, pay them off sooner. In such an event, the mortgage-backed security which represents an interest in such underlying mortgage loan will be prepaid. A borrower is more likely to prepay a mortgage which bears a relatively high rate of interest. This means that in times of declining interest rates, a portion of a Fund’s higher yielding securities are likely to be redeemed and the Fund will probably be unable to replace them with securities having as great a yield. Prepayments can result in lower yields to shareholders. The increased likelihood of prepayments when interest rates decline also limits market price appreciation of mortgage-backed securities. In addition, a mortgage-backed security may be subject to redemption at the option of the issuer. If a mortgage-backed security held by a Fund is called for redemption, the Fund will be required to permit the issuer to redeem the security, which could have an adverse effect on the Fund’s ability to achieve its investment objective.

Collateralized Mortgage Obligations. There are certain risks associated specifically with CMOs. CMOs issued by private entities are not obligations issued or guaranteed by the United States Government, its agencies or instrumentalities and are not guaranteed by any government agency, although the securities underlying a CMO may be subject to a guarantee. Therefore, if the collateral securing the CMO, as well as any third party credit support or guarantees, is insufficient to make payment, the holder could sustain a loss. In addition, the average life of CMOs is determined using mathematical models that incorporate prepayment assumptions and other factors that involve estimates of future economic and market conditions. These estimates may vary from actual future results, particularly during periods of extreme market volatility. Further, under certain market conditions, such as those that occurred in 1994 and 2008, the average weighted life of certain CMOs may not accurately reflect the price volatility of such securities. For example, in periods of supply and demands imbalances in the market for such securities and/or in periods of sharp interest rate movements, the prices of CMOs may fluctuate to a greater extent than would be expected from interest rate movements alone.

Stripped Mortgage Securities. These investments are highly sensitive to changes in interest and prepayment rates and tend to be less liquid than other CMOs.

Inverse Floaters. Inverse floaters are a class of CMOs with a coupon rate that resets in the opposite direction from the market rate of interest to which it is indexed such as LIBOR or COFI. Any rise in the index rate (as a consequence of an increase in interest rates) causes a drop in the coupon rate of an inverse floater. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market prices.

Adjustable Rate Mortgages. Adjustable rate mortgages (“ARMs”) contain maximum and minimum rates beyond which the mortgage interest rate may not vary over the lifetime of the security. In addition, certain ARMs provide for additional limitations on the minimum amount by which the mortgage interest rate may adjust for any single adjustment period. Alternatively, certain ARMs contain limitations on changes in the required monthly payment. In the event that a monthly payment is not sufficient to pay the interest accruing on an ARM, any such excess interest is added to the principal balance of the mortgage loan, which is repaid through future monthly payments. If the monthly payment for such an instrument exceeds the sum of the interest accrued at the applicable mortgage interest rate and the principal payment required at such point to amortize the outstanding principal balance over the remaining term of the loan, the excess is utilized to reduce the then outstanding principal balance of the ARM.

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Mortgage Dollar Rolls Risk

Mortgage dollar rolls involve the risk that the market value of the securities a Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, a Fund’s use of proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities. Mortgage dollar rolls are speculative techniques involving leverage, and are considered borrowings by a Fund. Under the requirements of the 1940 Act, a Fund is required to maintain an asset coverage (including the proceeds of the borrowings) of a least 300% of all borrowings. None of the Funds authorized to utilize these instruments expects to engage in reverse repurchase agreements or mortgage dollar rolls (together with other borrowings of the Fund) with respect to greater than 30% of the Fund’s total assets.

Ratings Categories Risk

A description of the rating categories as published by Moody’s and S&P is set forth in Appendix A to this SAI. Ratings assigned by Moody’s and/or S&P to securities acquired by a Fund reflect only the views of those agencies as to the quality of the securities they have undertaken to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality. There is no assurance that a rating assigned initially will not change. A Fund may retain a security whose rating has changed or has become unrated.

Repurchase Agreements Risk

In the event of a default or bankruptcy by a selling financial institution under a repurchase agreement, a Fund will seek to sell the underlying security serving as collateral. However, this could involve certain costs or delays, and, to the extent that proceeds from any sale were less than the repurchase price, the Fund could suffer a loss. Each Fund follows procedures designed to minimize the risks associated with repurchase agreements, including effecting repurchase transactions only with large, well-capitalized and well-established financial institutions and specifying the required value of the collateral underlying the agreement.

Restricted Securities Risk

Certain Funds may acquire securities through private placements. These securities are typically sold directly to a small number of investors, usually institutions or mutual funds. Unlike public offerings, such securities are not registered under the federal securities laws. Although certain of these securities may be readily sold, others may be illiquid, and their sale may involve substantial delays and additional costs.

In addition, certain Funds may also invest in securities sold pursuant to Rule 144A under the Securities Act. Rule 144A permits the Funds to sell restricted securities to qualified institutional buyers without limitation. However, investing in Rule 144A securities could have the effect of increasing the level of a Fund’s illiquidity to the extent the Fund, at a particular point in time, may be unable to find qualified institutional buyers interested in purchasing such securities.

Restricted securities, including private placements, are subject to legal and contractual restrictions on resale. This may have an adverse effect on their marketability, and may prevent a Fund from disposing of them promptly at reasonable prices. A Fund may have to bear the expense of registering such securities for resale and the risk of substantial delays in effecting such registration.

The Advisor, pursuant to procedures adopted by the Board of Directors, will make a determination as to the liquidity of each private placement or restricted security purchased by a Fund. If such security is determined to be “liquid,” it will not be included within the category “illiquid securities,” which under each Fund’s current policies may not exceed 15% of the Fund’s net assets. To the extent a Fund owns private placements or restricted securities, these securities may involve liquidity and valuation difficulties. At times of less liquidity, it may be more difficult to value these securities because this valuation may require more research and elements of judgment may play a greater role in the valuation since there is less reliable, objective data available. Securities that are not readily marketable will be valued by a Fund pursuant to procedures adopted by the Board of Directors.

Reverse Repurchase Agreements Risk

Reverse repurchase agreements involve the risk that the market value of the securities a Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, a Fund’s use of proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities. Reverse repurchase agreements are speculative techniques involving leverage, and are considered borrowings by a Fund. Under the requirements of the 1940 Act, a Fund is required to maintain an asset coverage (including the proceeds of the borrowings) of a least 300% of all borrowings. None of the Funds authorized to utilize these instruments expects to engage in reverse repurchase agreements or mortgage dollar rolls (together with other borrowings of the Fund) with respect to greater than 30% of the Fund’s total assets.

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Stock Market Risk

Funds that invest in equity securities are subject to stock market risks and significant fluctuations in value. If the stock market declines in value, a Fund’s share price is likely to decline in value. A Fund’s focus on certain types of stocks (such as small or large cap) and style of investing (such as value or growth) subjects it to the risk that its performance may be lower than that of other types of equity funds that focus on other types of stocks or that have a broader investment style (such as general market).

Structured Notes Risk

Structured notes are debt obligations that also contain an embedded derivative component with characteristics that adjust the obligation’s risk/return profile. Generally, the performance of a structured note will track that of the underlying debt obligation and the derivative embedded within it. A Fund has the right to receive periodic interest payments from the issuer of the structured notes at an agreed-upon interest rate and a return of the principal at the maturity date.

Structured notes are typically privately negotiated transactions between two or more parties. A Fund bears the risk that the issuer of the structured note will default or become bankrupt. A Fund bears the risk of the loss of its principal investment and periodic interest payments expected to be received for the duration of its investment in the structured notes.

In the case of structured notes on credit default swaps, a Fund is also subject to the credit risk of the corporate credits underlying the credit default swaps. If one of the underlying corporate credits defaults, a Fund may receive the security that has defaulted, or alternatively a cash settlement may occur, and the Fund’s principal investment in the structured note would be reduced by the corresponding face value of the defaulted security.

A Fund may invest in equity-linked structured notes (which would be linked to an equity index). A highly liquid secondary market may not exist for the structured notes a Fund invests in, and there can be no assurance that a highly liquid secondary market will develop. The lack of a highly liquid secondary market may make it difficult for a Fund to sell the structured notes it holds at an acceptable price or accurately value such notes.

The market for structured notes may be, or suddenly can become, illiquid. The other parties to the transaction may be the only investors with sufficient understanding of the derivative to be interested in bidding for it. Changes in liquidity may result in significant, rapid, and unpredictable changes in the prices for structured notes. In certain cases, a market price for a credit-linked security may not be available. The collateral for a structured note may be one or more credit default swaps, which are subject to additional risks.

Temporary Defensive Positions Risk

The Advisor may temporarily invest up to 100% of a Fund’s assets in high quality short-term money market instruments if it believes adverse market, economic, political or other conditions, such as excessive volatility or sharp market declines, justify taking a defensive investment posture. If a Fund attempts to limit investment risk by temporarily taking a defensive investment position, it may be unable to pursue its investment objective during that time, and it may miss out on some or all of an upswing in the securities markets.

INTERFUND BORROWING AND LENDING

The SEC has issued an exemptive order permitting the Funds to borrow money from and lend money to each other, as well as other funds managed by the Advisor and Metropolitan West Asset Management, LLC, an affiliate of the Advisor. A Fund will borrow through the program only when the costs are equal to or lower than the cost of bank loans, and will lend through the program only when the returns are higher than those available from an investment in overnight repurchase agreements. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one day’s notice. In addition, a Fund may participate in the program only if and to the extent that such participation is consistent with the Fund’s investment restrictions, policies, limitations and organizational documents. A borrowing Fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment of an interfund borrowing to a lending Fund could result in lost investment opportunities or additional borrowing costs. The Board of Directors is responsible for overseeing and periodically reviewing the interfund lending program.

PORTFOLIO TURNOVER

A Fund’s portfolio turnover rate is, in summary, the percentage computed by dividing the lesser of the Fund’s purchases or sales of securities (excluding short-term securities) by the average market value of that Fund. The Advisor intends to manage each Fund’s assets by buying and selling securities to help attain its investment objective. This may result in increases or decreases in a Fund’s current income available for distribution to its shareholders. While none of the Funds is managed with the intent of generating short-term capital gains, each of the Funds may dispose of investments (including money market instruments) regardless of the holding period if, in the opinion of the Advisor, an issuer’s creditworthiness or perceived changes in a company’s growth prospects or asset value make selling them advisable. Such an investment decision may result in capital gains or losses and could result in a high portfolio turnover rate during a given period, resulting in increased transaction costs related to equity securities. Disposing of debt securities in these circumstances should not increase direct transaction costs since debt securities are normally traded on a principal basis without brokerage commissions. However, such transactions do involve a mark-up or markdown of the price.

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The portfolio turnover rates of the Funds cannot be accurately predicted. Nevertheless, the annual portfolio turnover rates of certain of the Funds are generally not expected to exceed 100%. A 100% portfolio turnover rate would occur, for example, if all the securities in a Fund’s investment portfolio were replaced once in a period of one year. In addition, many of the Funds are Underlying Funds of the TCW Conservative Allocation Fund, and changes to the target allocations of the TCW Conservative Allocation Fund may result in the transfer of assets from one Underlying Fund to another. These changes, as well as changes in managers and investment personnel and reorganizations of the Underlying Funds, may result in the sale of portfolio securities, which may increase trading costs and the portfolio turnover and trigger negative tax consequences for the affected Underlying Funds. Each Fund’s portfolio turnover rates (rounded to a whole number) for the fiscal years ended October 31, 2021 and 2020 are shown in the table below. Variations in turnover rate may be due to market conditions, fluctuating volume of shareholder purchases and redemptions or changes in the Advisor’s investment outlook.

	Turnover Rate
	2021	2020
U.S. Equity Funds
TCW Artificial Intelligence Equity Fund	88%	24%
TCW Global Real Estate Fund	164%	137%
TCW New America Premier Equities Fund	135%	88%
TCW Relative Value Dividend Appreciation Fund	17%	20%
TCW Relative Value Large Cap Fund	17%	31%
TCW Relative Value Mid Cap Fund	44%	42%
TCW Select Equities Fund	8%	4%
U.S. Fixed Income Funds
TCW Core Fixed Income Fund	470%	371%
TCW Enhanced Commodity Strategy Fund	32%	55%
TCW Global Bond Fund	246%	228%
TCW High Yield Bond Fund	82%	111%
TCW Short Term Bond Fund	370%	191%
TCW Total Return Bond Fund	493%	269%
International Funds
TCW Developing Markets Equity Fund	175%	148%
TCW Emerging Markets Income Fund	150%	135%
TCW Emerging Markets Local Currency Income Fund	117%	136%
TCW Emerging Markets Multi-Asset Opportunities Fund	166%	165%
Asset Allocation Fund
TCW Conservative Allocation Fund	26%	26%

The following Funds experienced significant variations in its portfolio turnover rates over the most recent two fiscal years.

For the fiscal year ended October 31, 2021, the portfolio turnover rate for TCW Artificial Intelligence Equity Fund increased to 88% as compared to 24% for the fiscal year ended October 31, 2020. This increase was due principally to changes in the portfolio transactions in anticipation of changing economic conditions related to the post-vaccine economic and societal re-openings.

For the fiscal year ended October 31, 2021, the portfolio turnover rate for TCW New America Premier Equities Fund increased to 135% as compared to 88% for the fiscal year ended October 31, 2020. This increase was due principally to the Fund’s portfolio manager identifying a substantial number of new investment opportunities.

For the fiscal year ended October 31, 2021, the portfolio turnover rate for TCW Short Term Bond Fund increased to 370% as compared to 191% for the fiscal year ended October 31, 2020. This increase was due principally to significantly higher exposure to to-be-announced pools of mortgage-backed securities (TBAs), which are rolled monthly resulting in an elevated turnover rate.

For the fiscal year ended October 31, 2021, the portfolio turnover rate for TCW Total Return Bond Fund increased to 493% as compared to 269% for the fiscal year ended October 31, 2020. This increase was due principally to significantly higher exposure to to-be-announced pools of mortgage-backed securities (TBAs), which are rolled monthly resulting in an elevated turnover rate.

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BROKERAGE ALLOCATION AND OTHER PRACTICES

The Advisor is responsible for the placement of the Funds’ portfolio transactions and the negotiation of prices and commissions, if any, with respect to such transactions. Debt, convertible and unlisted equity securities are generally purchased from a primary market maker acting as principal on a net basis without a stated commission but at prices generally reflecting a dealer spread. Listed equity securities are normally purchased through brokers in transactions executed on securities exchanges involving negotiated commissions. Debt, convertible and equity securities are also purchased in underwritten offerings at fixed prices which include discounts to underwriters and/or concessions to dealers. In placing a portfolio transaction, the Advisor seeks to obtain the best execution for the Funds, taking into account such factors as price (including the applicable dealer spread or commission, if any), size of order, difficulty of execution and operational facilities of the firm involved and the firm’s risk in positioning a block of securities.

Consistent with its policy of securing best execution, in selecting broker-dealers and negotiating any commissions or prices involved in Fund transactions, the Advisor considers the range and quality of the professional services provided by such firms. Brokerage services include the ability to most effectively execute large orders without adversely impacting markets and positioning securities in order to enable the Advisor to effect orderly purchases or sales for a Fund. Accordingly, transactions will not always be executed at the lowest available commission. In addition, the Advisor may effect transactions which cause a Fund to pay a commission in excess of a commission which another broker-dealer would have charged if the Advisor first determines that such commission is reasonable in relation to the value of the brokerage and research services provided by the broker-dealer. In some cases, research is provided directly by an executing broker-dealer and in other cases, research may be provided by third party research providers such as a non-executing third party broker-dealer or other third party research service. Research services furnished by an executing broker-dealer or third party research provider may be used in providing services for any or all of the clients of the Advisor, as well as clients of affiliated companies, and may be used in connection with accounts other than those which pay commissions to the broker-dealers providing the research services.

The Advisor maintains internal allocation procedures to identify those direct research providers who provide it with research services and endeavors to place sufficient transactions with them to ensure the continued receipt of research services the Advisor believes are useful. The Advisor’s procedures also seek to compensate third party research providers that provide it with research by directing executing broker-dealers to cause payments to be made to third party research providers, either through cash payments from the executing broker or through the use of step out transactions. A “step out transaction” is a securities trade executed by the executing broker-dealer, but settled by the non-executing research broker-dealer permitting the non-executing research broker-dealer to share in the commission. The determination of the broker-dealers to whom commissions are directed generally is made using a system involving the Advisor’s Director of U.S. Equity Research, the Funds’ portfolio managers, and the Advisor’s analysts and is periodically reviewed by the Advisor’s trading committee. The Advisor’s Director of U.S. Equity Research coordinates the evaluation of broker-dealer research services in most instances, taking into account the views of the Advisor’s portfolio managers and analysts.

Research services include such items as reports on industries and companies, economic analyses, review of business conditions and portfolio strategy, analytic computer software, account performance services and various trading and/or quotation equipment. They also include advice from broker-dealers as to the value of securities and availability of securities, availability of buyers, and availability of sellers. In addition, they include recommendations as to purchase and sale of individual securities and timing of transactions. Sometimes the Advisor receives products or services from broker-dealers that are used for both research services and other purposes, such as corporate administration or marketing (“mixed-use products or services”). The Advisor makes a good faith effort to determine the relative proportions of mixed-use products or services that may be attributable to research services. The portion attributable to research services may be paid through the allocation of brokerage commissions, and the Advisor pays the non-research services in cash.

Debt and convertible securities are generally purchased from the issuer or a primary market maker acting as principal on a net basis with no brokerage commission paid by the client. Such securities, as well as equity securities, may also be purchased from underwriters at prices which include underwriting fees.

In an effort to achieve efficiencies in execution and reduce trading costs, the Advisor and its affiliates frequently (though not always) execute securities transactions on behalf of a number of accounts, which may include one or more of the Funds, at the same time, generally referred to as “block trades.” When executing block trades, securities are allocated using procedures that the Advisor considers fair and equitable. Allocation guidelines have been established for the Advisor’s Trading Department to follow in making allocation determinations. In some cases, various forms of pro-rata allocation are used and, in other cases, random allocation processes are used. Participation of an account in the allocation is based on considerations such as lot size, account size, diversification requirements and investment objectives, restrictions, time horizon, availability of cash, existing or targeted account weightings in particular securities, the amount of existing holdings (or substitutes) of the security in the account, and, when relevant, directed brokerage. In connection with certain purchase or sale programs, and in other circumstances if practicable, if multiple trades for a specific security are made with the same broker in a single day, those securities are allocated to accounts based on a weighted average purchase or sale price.

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In determining whether accounts are eligible to participate in any type of initial public offering, the Advisor considers such factors as lot size, account size, diversification requirements and investment objectives, restrictions, time horizon, availability of cash, existing or targeted account weightings in particular securities, and the amount of existing holdings (or substitutes) of the security in the account. For initial public offerings of equities, the Advisor generally shares allocations in a pro rata fashion based upon assets under management for those accounts eligible to participate in the initial public offering. For equity offerings, an exception may be made when the allocation is so small that it may create transaction costs that diminish the benefit of the trade or it would be unreasonably minimal relative to the size of the account. The Advisor will use its best judgment to make a fair and equitable allocation, which may include, among other things, consideration of allocating to underperforming accounts or accounts where smaller lot sizes would be reasonable.

To the extent permitted by law and in accordance with procedures established by the Board of Directors, the Funds may engage in brokerage transactions with brokers that are affiliates of the Advisor. The Funds have adopted procedures which are reasonably designed to provide that commissions or other remuneration paid to affiliated brokers of the Advisor do not exceed the usual and customary broker’s commission. The TCW Conservative Allocation Fund will not incur any commissions or sales charges when it invests in the Underlying Funds.

The following table sets forth the aggregate brokerage commissions paid on transactions in the Funds’ securities and the amounts of brokerage commission paid to broker-dealers for research services by each Fund for the fiscal years ended October 31, 2021, October 31, 2020, and October 31, 2019. The amount of brokerage commissions paid by a Fund may change from year to year because of, among other things, changes in asset levels, shareholder activity, and/or changes in portfolio turnover.

	2021
	Aggregate Brokerage Commissions Paid on Transactions in the Funds’ Securities	Aggregate Brokerage Commissions Paid for Research Services Provided
U.S. Equity Funds
TCW Artificial Intelligence Equity Fund	$10,270	$7,964
TCW Global Real Estate Fund	163,257	140,268
TCW New America Premier Equities Fund	400,885	297,945
TCW Relative Value Dividend Appreciation Fund	73,860	65,206
TCW Relative Value Large Cap Fund	39,597	33,609
TCW Relative Value Mid Cap Fund	66,780	56,719
TCW Select Equities Fund	46,466	36,985
U.S. Fixed Income Funds
TCW Core Fixed Income Fund	20,770	0
TCW Enhanced Commodity Strategy Fund	0	0
TCW Global Bond Fund	801	0
TCW High Yield Bond Fund	1,915	0
TCW Short Term Bond Fund	183	0
TCW Total Return Bond Fund	101,710	0
Asset Allocation Fund
TCW Conservative Allocation Fund	950	713
International Funds
TCW Developing Markets Equity Fund	41,577	0
TCW Emerging Markets Income Fund	32,607	0
TCW Emerging Markets Local Currency Income Fund	0	0
TCW Emerging Markets Multi-Asset Opportunities Fund	328,150	0

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	2020
	Aggregate Brokerage Commissions Paid on Transactions in the Funds’ Securities	Aggregate Brokerage Commissions Paid for Research Services Provided
U.S. Equity Funds
TCW Artificial Intelligence Equity Fund	$2,511	$1,887
TCW Global Real Estate Fund	42,834	35,706
TCW New America Premier Equities Fund	168,307	125,716
TCW Relative Value Dividend Appreciation Fund	185,351	169,499
TCW Relative Value Large Cap Fund	116,546	97,813
TCW Relative Value Mid Cap Fund	110,856	99,755
TCW Select Equities Fund	50,325	40,617
U.S. Fixed Income Funds
TCW Core Fixed Income Fund	19,637	0
TCW Enhanced Commodity Strategy Fund	0	0
TCW Global Bond Fund	480	0
TCW High Yield Bond Fund	2,014	0
TCW Short Term Bond Fund	145	0
TCW Total Return Bond Fund	255,655	0
Asset Allocation Fund
TCW Conservative Allocation Fund	0	0
International Funds
TCW Developing Markets Equity Fund	35,440	0
TCW Emerging Markets Income Fund	4,953	0
TCW Emerging Markets Local Currency Income Fund	24	0
TCW Emerging Markets Multi-Asset Opportunities Fund	379,253	0

	2019
	Aggregate Brokerage Commissions Paid on Transactions in the Funds’ Securities	Aggregate Brokerage Commissions Paid for Research Services Provided
U.S. Equity Funds
TCW Artificial Intelligence Equity Fund	$2,033	$1,626
TCW Global Real Estate Fund	15,668	10,900
TCW New America Premier Equities Fund	145,302	112,393
TCW Relative Value Dividend Appreciation Fund	238,317	191,356
TCW Relative Value Large Cap Fund	325,795	228,047
TCW Relative Value Mid Cap Fund	87,380	77,417
TCW Select Equities Fund	78,457	61,874
U.S. Fixed Income Funds
TCW Core Fixed Income Fund	28,312	0
TCW Enhanced Commodity Strategy Fund	0	0
TCW Global Bond Fund	636	0
TCW High Yield Bond Fund	1,491	0
TCW Short Term Bond Fund	57	0
TCW Total Return Bond Fund	155,450	0
Asset Allocation Fund
TCW Conservative Allocation Fund	0	0
International Funds
TCW Developing Markets Equity Fund	45,751	0
TCW Emerging Markets Income Fund	4,806	0
TCW Emerging Markets Local Currency Income Fund	24	0
TCW Emerging Markets Multi-Asset Opportunities Fund	501,828	0

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The following table shows the value of the aggregate holdings of securities by issuers of the Funds’ “regular brokers or dealers” (as defined in Rule 10b-1 under the 1940 Act) as of October 31, 2021:

Fund Name	Broker/Dealer	Dollar Amount of Securities Held as of October 31, 2021
U.S. Equity Funds
TCW Artificial Intelligence Equity Fund	State Street Bank and Trust Company	$909,641
TCW Global Real Estate Fund	State Street Bank and Trust Company	$3,740,706
TCW New America Premier Equities Fund	State Street Bank and Trust Company	$4,290,360
TCW Relative Value Dividend Appreciation Fund	State Street Bank and Trust Company	$1,583,739
TCW Relative Value Large Cap Fund	State Street Bank and Trust Company	$501,180
TCW Relative Value Mid Cap Fund	State Street Bank and Trust Company	$495,209
TCW Select Equities Fund	State Street Bank and Trust Company	$9,789,302
U.S. Fixed Income Funds
TCW Core Fixed Income Fund	State Street Bank and Trust Company	$221,397,985
	JPMorgan Chase & Co.	$21,159,357
	Goldman Sachs & Co.	$18,579,879
	Bank of America Corp.	$16,920,456
	Citigroup Global Markets, Inc.	$11,014,085
	Hong Kong and Shanghai Banking Corp.	$10,623,317
	Morgan Stanley	$9,204,105
	Credit Suisse Group	$8,358,735
	UBS Securities	$2,566,543
TCW Enhanced Commodity Strategy Fund	State Street Bank and Trust Company	$355,348
	JPMorgan Chase & Co.	$79,936
	Goldman Sachs & Co.	$51,106
	Morgan Stanley	$34,606
	Citigroup Global Markets, Inc.	$32,239
	Bank of America Corp.	$30,105
	UBS Securities	$20,957
	Credit Suisse Group	$9,697
	Hong Kong and Shanghai Banking Corp.	$4,907
TCW Global Bond Fund	JPMorgan Chase & Co.	$763,988
	State Street Bank and Trust Company	$630,716
	Bank of America Corp.	$591,325
	Goldman Sachs & Co.	$376,555
	Morgan Stanley	$513,773
	Credit Suisse Group	$181,571
	Hong Kong and Shanghai Banking Corp.	$156,785
	Citigroup Global Markets, Inc.	$73,888
TCW High Yield Bond Fund	State Street Bank and Trust Company	$2,989,488
TCW Short Term Bond Fund	State Street Bank and Trust Company	$1,057,266
	JPMorgan Chase & Co.	$498,918
	Goldman Sachs & Co	$304,131
	Morgan Stanley	$263,182
	Citigroup Global Markets, Inc.	$202,322
	Bank of America Corp.	$137,837

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	Credit Suisse Group	$44,206
	UBS Securities	$41,454
	Hong Kong and Shanghai Banking Corp.	$34,725
TCW Total Return Bond Fund	State Street Bank and Trust Company	$708,105,530
	JPMorgan Chase & Co.	$144,652,680
	Bank of America Corp.	$98,814,377
	Goldman Sachs & Co.	$59,497,010
	Morgan Stanley	$51,250,426
	Barclays	$47,117,107
	Credit Suisse Group	$23,555,961
	Citigroup Global Markets, Inc.	$23,366,410
	Deutsche Bank	$4,932,253
Asset Allocation Fund
TCW Conservative Allocation Fund	State Street Bank and Trust Company	$179,955
International Funds
TCW Developing Markets Equity Fund	State Street Bank and Trust Company	$160,708
TCW Emerging Markets Income Fund	State Street Bank and Trust Company	$241,246,515
TCW Emerging Markets Local Currency Income Fund	State Street Bank and Trust Company	$1,742,697
TCW Emerging Markets Multi-Asset Opportunities Fund	State Street Bank and Trust Company	$1,431,131

INVESTMENT RESTRICTIONS

Each Fund is subject to fundamental and non-fundamental investment policies and limitations. A fundamental policy affecting a particular Fund may not be changed without the vote of “a majority of the outstanding voting securities” of the Fund. Under the 1940 Act, “a majority of the outstanding voting securities” of a Fund means the lesser of (a) 67% or more of the voting securities present at a meeting of shareholders, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy, or (b) more than 50% of the outstanding voting securities of the Fund. Non-fundamental policies may be changed by a majority vote of the Board of Directors at any time.

Investment Restrictions for all Funds except the TCW Enhanced Commodity Strategy Fund, TCW Global Bond Fund, TCW Developing Markets Equity Fund, TCW Emerging Markets Multi-Asset Opportunities Fund, TCW Global Real Estate Fund, TCW New America Premier Equities Fund and TCW Artificial Intelligence Equity Fund

The investment restrictions numbered 1 through 9 below have been adopted as fundamental policies (except as otherwise provided in 1), and the investment restrictions numbered 10 through 13 have been adopted as non-fundamental policies.

1. No Fund will borrow money, except that (a) a Fund may borrow from banks for temporary or emergency (not leveraging) purposes including the meeting of redemption requests that might otherwise require the untimely disposition of securities; (b) the TCW Core Fixed Income, TCW Short Term Bond, and TCW Total Return Bond Funds may each enter into reverse repurchase agreements; (c) the TCW Core Fixed Income, TCW Short Term Bond and TCW Total Return Bond Funds may utilize mortgage-dollar rolls; and (d) each Fund may enter into futures contracts for hedging purposes subject to the conditions set forth in paragraph 8 below. The total amount borrowed by a Fund (including, for this purpose, reverse repurchase agreements and mortgage dollar rolls) at any time will not exceed 30% of the value of the Fund’s total assets (including the amount borrowed) valued at market less liabilities (not including the amount borrowed) at the time the borrowing is made. As an operating policy, whenever borrowings pursuant to (a) exceed 5% of the value of a Fund’s total assets, the Fund will not purchase any securities.

2. No Fund will issue senior securities as defined in the 1940 Act, provided that the Funds may (a) enter into repurchase agreements; (b) purchase securities on a when-issued or delayed delivery basis; (c) purchase or sell financial futures contracts or options thereon; and (d) borrow money in accordance with the restrictions described in paragraph 1 above.

3. No Fund will underwrite securities of other companies, except insofar as the Fund might be deemed to be an underwriter for purposes of the Securities Act by virtue of disposing of portfolio securities.

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4. No Fund will purchase any securities that would cause 25% or more of the value of the Fund’s total assets at the time of purchase to be invested in the securities of any one particular industry or group of industries, provided that this limitation shall not apply to any Fund’s purchase of U.S. government securities. The TCW Emerging Markets Income Fund and TCW Emerging Markets Local Currency Income Fund may invest more than 25% of the value of their total assets in debt securities issued or guaranteed by the governments of emerging markets countries. In determining industry classifications for foreign issuers, each Fund will use reasonable classifications that are not so broad that the primary economic characteristics of the companies in a single class are materially different. Each Fund will determine such classifications of foreign issuers based on the issuer’s principal or major business activities. The TCW Conservative Allocation Fund may invest, in accordance with its investment program as set forth in the prospectus, more than 25% of its assets in any one or a combination of Underlying Funds and other investment companies. The TCW Conservative Allocation Fund treats the assets of the Underlying Funds in which it invests as its own for purposes of this restriction.

5. No Fund will invest in real estate, real estate mortgage loans, residual interests in REMICs, oil, gas and other mineral leases (including other universal exploration or development programs), or real estate limited partnerships, except that a Fund may purchase securities backed by real estate or interests therein, or issued by companies, including real estate investment trusts, which invest in real estate or interests therein and except that the TCW Core Fixed Income, TCW Short Term Bond and TCW Total Return Bond Funds are not prohibited from investing in real estate mortgage loans.

6. No Fund may make loans of cash except by purchasing qualified debt obligations or entering into repurchase agreements.

7. Each Fund may effect short sales of securities or maintain a short position only if the Fund at the time of sale either owns or has the right to acquire at no additional cost securities equivalent in kind and amount to those sold.

8. No Fund will invest in commodities or commodities contracts, except that the Funds may enter into futures contracts or purchase related options thereon if, immediately thereafter, the amount committed to margin plus the amount paid for premiums for unexpired options on futures contracts does not exceed 5% of the value of the Fund’s total assets, after taking into account unrealized gains and unrealized losses on such contracts it has entered into, provided, however, that in the case of an option that is in-the-money (the exercise price of the call (put) option is less (more) than the market price of the underlying security) at the time of purchase, the in-the-money amount may be excluded in calculating the 5%. The 5% limit does not apply to the TCW Emerging Markets Local Currency Income Fund. The entry into foreign currency forward contracts shall not be deemed to involve investing in commodities.

9. For each of the TCW Relative Value Dividend Appreciation, TCW Relative Value Large Cap, TCW Relative Value Mid Cap, TCW Select Equities, TCW Emerging Markets Income, TCW Core Fixed Income, TCW High Yield Bond, TCW Short Term Bond and TCW Total Return Bond Funds, no Fund will, with respect to 75 percent of its assets, (a) purchase the securities of any issuer, other than U.S. government securities and securities of other investment companies if as a result more than five percent of the value of the Funds’ total assets would be invested in the securities of the issuer; or, (b) purchase more than 10 percent of the voting securities of any one issuer other than U.S. government securities and securities of other investment companies.

10. No Fund will purchase securities on margin, except that a Fund may obtain any short-term credits necessary for clearance of purchases and sales of securities. For purposes of this restriction, the deposit or payment of initial or variation margin in connection with futures contracts and related options will not be deemed to be a purchase of securities on margin.

11. No Fund will purchase the securities of an issuer for the purpose of acquiring control or management thereof.

12. The TCW Conservative Allocation Fund may invest in short-term instruments, U.S. government securities, money market instruments, unaffiliated investment companies, and other securities in addition to securities of other affiliated investment companies, for temporary defensive purposes or otherwise as deemed advisable by the Advisor to the extent permissible under existing or future rules of the SEC.

13. Underlying Funds may not invest in securities of other investment companies in reliance on Section 12(d)(1)(F) or (G) of the 1940 Act, or any successor provisions.

The percentage limitations contained in the restrictions listed above apply, with the exception of (1), at the time of purchase or initial investment and any subsequent change in any applicable percentage resulting from market fluctuations or other changes in total or net assets does not require elimination of any security from the Fund.

For purposes of applying the terms of investment restriction number 4, the Advisor will, on behalf of each Fund, make reasonable determinations as to the appropriate industry classification to assign to each issuer of securities in which the Fund invests. As a general matter, an “industry” is considered to be a group of companies whose principal activities, products or services offered give them a similar economic risk profile vis à vis issuers active in other sectors of the economy. The definition of what constitutes a particular “industry” is therefore an evolving one, particularly for issuers in industries or sectors within industries that are new or are undergoing rapid development. Some issuers could reasonably fall within more than one industry category. For example, some companies that sell goods over the internet (including issuers of securities in which a Fund may invest) were initially classified as internet companies, but over time have evolved into the economic risk profiles of retail companies. The Advisor will use its best efforts to assign each issuer to the category which it believes is most appropriate. Additionally, the Funds interpret their policy with respect to concentration in a particular industry to apply to direct investments in the securities of issuers in a particular industry, as determined by the Advisor. The Funds also analyze privately issued mortgage-backed securities and asset-backed securities to determine the particular industry categories that apply to those securities. Further, the TCW Emerging Markets Income Fund and TCW Emerging Markets Local Currency Income Fund consider a government of an emerging market country to be an industry.

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Notwithstanding the foregoing investment restrictions, the Underlying Funds in which the TCW Conservative Allocation Fund may invest have adopted certain investment restrictions that may be more or less restrictive than those listed above, thereby permitting the TCW Conservative Allocation Fund to engage indirectly in investment strategies that may be prohibited under the investment restrictions listed above.

Investment Restrictions for the TCW Enhanced Commodity Strategy Fund

The investment restrictions numbered 1 through 6 below have been adopted as fundamental policies (except as otherwise provided in 1), and investment restriction number 7 has been adopted as a non-fundamental policy.

1. The Fund may not issue senior securities or borrow money, except to the extent permitted by the 1940 Act. For purposes of this restriction, the entering into of options, short sales, futures, forwards and other investment techniques or derivatives contracts, and collateral and margin arrangements with respect to such transactions, are not deemed to include the borrowing or the issuance of senior securities provided such transactions are “covered” in accordance with procedures established by the Board of Directors and applicable regulatory guidance.

2. The Fund will not underwrite securities of other companies, except insofar as the Fund might be deemed to be an underwriter for purposes of the Securities Act by virtue of disposing of portfolio securities.

3. The Fund will not purchase any securities that would cause 25% or more of the value of the Fund’s total assets at the time of purchase to be invested in the securities of any one particular industry or group of industries, provided that (a) there shall be no limit on the Fund’s purchase of U.S. government securities; and (b) the Fund may invest more than 25% of its total assets in instruments (such as structured notes) issued by companies in the financial services sectors (which includes the banking, brokerage and insurance industries). In determining industry classifications for foreign issuers, the Fund will use reasonable classifications that are not so broad that the primary economic characteristics of the companies in a single class are materially different. The Fund will determine such classifications of foreign issuers based on the issuer’s principal or major business activities.

4. The Fund will not purchase or sell real estate, real estate mortgage loans, residual interests in REMICs, oil, gas and other mineral leases (including other universal exploration or development programs), or real estate limited partnerships, except that the Fund may purchase securities backed by real estate or interests therein, or issued by companies, including real estate investment trusts, which invest in real estate or interests therein.

5. The Fund may not make loans of cash except by purchasing qualified debt obligations or entering into repurchase agreements.

6. The Fund will not purchase the securities of an issuer for the purpose of acquiring control or management thereof.

7. The Fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments. This restriction shall not prohibit the Fund, subject to restrictions described in the prospectuses and elsewhere in this SAI, from purchasing or selling commodity-linked derivative instruments, including but not limited to swap agreements and commodity-linked structured noted, options, futures contracts and options on futures contracts with respect to indices or individual commodities, or from investing in securities or other instruments linked to or backed by physical commodities or by indices, subject to compliance with any applicable provisions of the federal securities or commodities laws.

The percentage limitations contained in the restrictions listed above apply at the time of purchase or initial investment and any subsequent change in any applicable percentage resulting from market fluctuations or other changes in total or net assets does not require elimination of any security from the Fund, except that the percentage limitations with respect to the borrowing of money will be continuously complied with.

For purposes of applying the terms of investment restriction number 3, the Advisor will, on behalf of the Fund, make reasonable determinations as to the appropriate industry classification to assign to each issuer of securities in which the Fund invests. As a general matter, an “industry” is considered to be a group of companies whose principal activities, products or services offered give them a similar economic risk profile vis à vis issuers active in other sectors of the economy. The definition of what constitutes a particular “industry” is therefore an evolving one, particularly for issuers in industries or categories within industries that are new or are undergoing rapid development. Some issuers could reasonably fall within more than one industry category. For example, some companies that sell goods over the internet (including issuers of securities in which the Fund may invest) were initially classified as internet companies, but over time have evolved into the economic risk profiles of retail companies. The Advisor will use its best efforts to assign each issuer to the category which it believes is most appropriate.

For purposes of investment restriction number 3, the Fund will look through each swap agreement (other than credit default swap agreements) to the reference issuers that constitute the swap agreement’s reference investment, as if the Fund had invested directly in those issuers in the same proportion to which each issue contributes to the reference investment.

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Investment Restrictions for the TCW Global Bond Fund

The investment restrictions numbered 1 through 6 below have been adopted as fundamental policies (except as otherwise provided in 1).

1. The Fund may not issue senior securities or borrow money, except to the extent permitted by the 1940 Act. For purposes of this restriction, the entering into of options, short sales, futures, forwards and other investment techniques or derivatives contracts, and collateral and margin arrangements with respect to such transactions, are not deemed to include the borrowing or the issuance of senior securities provided such transactions are “covered” in accordance with procedures established by the Board of Directors and applicable regulatory guidance.

2. The Fund will not underwrite securities of other companies, except insofar as the Fund might be deemed to be an underwriter for purposes of the Securities Act by virtue of disposing of portfolio securities.

3. The Fund will not purchase any securities that would cause 25% or more of the value of the Fund’s total assets at the time of purchase to be invested in the securities of any one particular industry or group of industries, provided that (a) there shall be no limit on the Fund’s purchase of U.S. government securities or securities issued or guaranteed by foreign governments; and (b) the Fund may invest more than 25% of its total assets in instruments (such as structured notes) issued by companies in the financial services sectors (which includes the banking, brokerage and insurance industries). In determining industry classifications for foreign issuers, the Fund will use reasonable classifications that are not so broad that the primary economic characteristics of the companies in a single class are materially different. The Fund will determine such classifications of foreign issuers based on the issuer’s principal or major business activities.

4. The Fund will not purchase or sell real estate, real estate mortgage loans, residual interests in REMICs, oil, gas and other mineral leases (including other universal exploration or development programs), or real estate limited partnerships, except that the Fund may purchase securities backed by real estate or interests therein, or issued by companies, including real estate investment trusts, which invest in real estate or interests therein.

5. The Fund may not make loans of cash except by purchasing qualified debt obligations or entering into repurchase agreements.

6. The Fund will not purchase the securities of an issuer for the purpose of acquiring control or management thereof.

The percentage limitations contained in the restrictions listed above apply at the time of purchase or initial investment and any subsequent change in any applicable percentage resulting from market fluctuations or other changes in total or net assets does not require elimination of any security from the Fund, except that the percentage limitations with respect to the borrowing of money will be continuously complied with.

For purposes of applying the terms of investment restriction number 3, the Advisor will, on behalf of the Fund, make reasonable determinations as to the appropriate industry classification to assign to each issuer of securities in which the Fund invests. As a general matter, an “industry” is considered to be a group of companies whose principal activities, products or services offered give them a similar economic risk profile vis à vis issuers active in other sectors of the economy. The definition of what constitutes a particular “industry” is therefore an evolving one, particularly for issuers in industries or categories within industries that are new or are undergoing rapid development. Some issuers could reasonably fall within more than one industry category. For example, some companies that sell goods over the internet (including issuers of securities in which the Fund may invest) were initially classified as internet companies, but over time have evolved into the economic risk profiles of retail companies. The Advisor will use its best efforts to assign each issuer to the category which it believes is most appropriate. Additionally, the Fund interprets its policy with respect to concentration in a particular industry to apply to direct investments in the securities of issuers in a particular industry, as determined by the Advisor. The Fund also analyzes privately issued mortgage-backed securities and asset-backed securities to determine the particular industry categories that apply to those securities. Further, the Fund considers a foreign government to be an industry.

For purposes of investment restriction number 3, the Fund will look through each swap agreement (other than credit default swap agreements) to the reference issuers that constitute the swap agreement’s reference investment, as if the Fund had invested directly in those issuers in the same proportion to which each issue contributes to the reference investment.

Investment Restrictions for the TCW Developing Markets Equity Fund, TCW Emerging Markets Multi-Asset Opportunities Fund, TCW Global Real Estate Fund, TCW New America Premier Equities Fund and TCW Artificial Intelligence Equity Fund

The investment restrictions numbered 1 through 6 below have been adopted as fundamental policies, and the investment restrictions numbered 7 through 9 have been adopted as non-fundamental policies.

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1. No Fund may borrow money or issue any senior security except as permitted under, or to the extent not prohibited by, the 1940 Act, and rules thereunder, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

2. No Fund may underwrite securities of other companies, except insofar as the Fund might be deemed to be an underwriter for purposes of the Securities Act by virtue of disposing of portfolio securities.

3. Except as noted below, no Fund may purchase any securities that would cause 25% or more of the value of the Fund’s total assets at the time of purchase to be invested in the securities of any one particular industry or group of industries, provided that (a) this limitation shall not apply to the Fund’s purchase of U.S. government securities, or to the TCW Developing Markets Equity Fund and TCW Emerging Markets Multi-Asset Opportunities Fund’s purchase of securities issued or guaranteed by the governments of emerging markets countries; (b) the TCW Developing Markets Equity Fund may invest more than 25% of its total assets in securities and instruments (such as structured notes) issued by companies in the financial services sector (which includes, without limitation, the banking, brokerage and insurance industries); (c) the TCW Global Real Estate Fund will invest more than 25% of its total assets in the real estate industry; and (d) the TCW Artificial Intelligence Equity Fund will invest more than 25% of its total assets in various technology industries.

4. No Fund may purchase or sell real estate unless acquired as a result of ownership of securities or other instruments, although it may purchase or sell securities or instruments secured by real estate or interests therein or representing interests in real estate, and may make, purchase or sell real estate mortgage loans, or purchase or sell securities or instruments issued by issuers which invest, deal or otherwise engage in real estate or interests therein.

5. No Fund may make loans except as permitted under, or to the extent not prohibited by, the 1940 Act, and rules thereunder, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

6. Each Fund may invest in commodities only as permitted by the 1940 Act or other governing statute, by the rules thereunder, or by the SEC or other regulatory agency with authority over the Fund. This restriction shall not prohibit a Fund from purchasing or selling securities or other instruments backed by commodities or purchasing, selling or entering into futures contracts, options on futures contracts, foreign currency forward contracts, foreign currency options, interest rate or securities-related or foreign currency-related hedging instruments, swap agreements or other derivative instruments, subject to compliance with any applicable provisions of the federal securities or commodities laws.

7. Each Fund may effect short sales of securities or maintain a short position only if a Fund at the time of sale either owns or has the right to acquire at no additional cost securities equivalent in kind and amount to those sold. Investment restriction 7 does not apply to TCW Global Real Estate Fund, and TCW New America Premier Equities Fund.

8. Except for TCW Global Real Estate Fund, no Fund may purchase securities on margin, except for use of short-term credit necessary for clearance of purchases and sales of portfolio securities, but it may make margin deposits in connection with covered transactions in options, futures and options on futures. For purposes of this restriction, the posting of margin deposits or other forms of collateral in connection with swap agreements is not considered purchasing securities on margin.

9. No Fund may invest in securities of other investment companies in reliance on Section 12(d)(1)(F) or (G) of the 1940 Act, or any successor provisions.

Unless otherwise indicated all percentage limitations listed above apply to each Fund only at the time at which a transaction is entered into. Accordingly, except with respect to borrowing or hypothecating assets of each Fund, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in the percentage which results from a relative change in values or from a change in the Fund’s net assets will not be considered a violation.

For purposes of applying the terms of investment restriction number 3, the Advisor will, on behalf of each Fund, make reasonable determinations as to the appropriate industry classification to assign to each issuer of securities in which the Fund invests. As a general matter, an “industry” is considered to be a group of companies whose principal activities, products or services offered give them a similar economic risk profile vis à vis issuers active in other sectors of the economy. The definition of what constitutes a particular “industry” is therefore an evolving one, particularly for issuers in industries or sectors within industries that are new or are undergoing rapid development. Some issuers could reasonably fall within more than one industry category. For example, some companies that sell goods over the internet (including issuers of securities in which a Fund may invest) were initially classified as internet companies, but over time have evolved into the economic risk profiles of retail companies. The Advisor will use its best efforts to assign each issuer to the category which it believes is most appropriate. Additionally, each Fund interprets its policy with respect to concentration in a particular industry to apply to direct investments in the securities of issuers in a particular industry, as determined by the Advisor. The Funds also analyze privately issued mortgage-backed securities and asset-backed securities to determine the particular industry categories that apply to those securities. Further, the TCW Developing Markets Equity Fund and TCW Emerging Markets Multi-Asset Opportunities Fund consider a government of an emerging market country to be an industry.

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DIRECTORS AND OFFICERS

Management Information

The Board of Directors is responsible for overseeing the Funds’ affairs. The Board of Directors currently consists of six Directors, five of whom are not “interested persons” of the Corporation (the “Independent Directors”) and one of whom is an “interested persons” of the Corporation (the “Interested Director”), as defined in the 1940 Act. Detailed information about the Directors and officers of the Corporation, including their names, addresses, ages and principal occupations for the last five years, is set forth in the table below. “Fund Complex” refers to the Corporation (consisting of 18 portfolios as of December 31, 2021), TCW Strategic Income Fund, Inc. (“TSI”) (consisting of 1 portfolio as of December 31, 2021), and Metropolitan West Funds (consisting of 14 portfolios as of December 31, 2021).

Name and Year of Birth(1)	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years(3)	Other Directorships Held by Director	Number of Portfolios in Fund Complex Overseen by Director
INDEPENDENT DIRECTORS

Samuel P. Bell (1936)	Mr. Bell has served as a director of TCW Funds, Inc. since October 2002.	Private investor.	Point.360 (post production services); TCW Strategic Income Fund, Inc. (closed-end fund).	19

Patrick C. Haden (1953) Chairman of the Board	Mr. Haden has served as a director of TCW Funds, Inc. since May 2001.	President (since 2003), Wilson Ave. Consulting (business consulting firm); Senior Advisor to President (July 2016 – June 2017), University of Southern California.	Tetra Tech, Inc. (environmental consulting); Auto Club (affiliate of AAA); Metropolitan West Funds (mutual funds); TCW Strategic Income Fund, Inc. (closed-end fund).	33

Peter McMillan (1957)	Mr. McMillan has served as a director of TCW Funds, Inc. since August 2010.	Co-founder (since 2019), Pacific Oak Capital Advisors (investment advisory firm); Co-founder, Managing Partner and Chief Investment Officer (since May 2013), Temescal Canyon Partners (investment advisory firm); Co-founder and Executive Vice President (2005 – 2019), KBS Capital Advisors (a manager of real estate investment trusts).	Pacific Oak Strategic Opportunity REIT (real estate investments); Keppel Pacific Oak U.S. REIT (real estate investments); Pacific Oak Residential Trust (real estate investments); Metropolitan West Funds (mutual funds); TCW Strategic Income Fund, Inc. (closed-end fund); TCW DL VII Financing LLC (business development company).	33

Victoria B. Rogers (1961)	Ms. Rogers has served as a director of the TCW Funds, Inc. since October 2011.	President and Chief Executive Officer (since 1996), The Rose Hills Foundation (charitable foundation).	Stanford University (university); Norton Simon Museum (art museum); Causeway Capital Management Trust (mutual funds; 6 portfolios); Causeway ETML Trust (mutual fund); The Rose Hills Foundation (charitable foundation); TCW Strategic Income Fund, Inc. (closed-end fund).	19

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Name and Year of Birth(1)	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years(3)	Other Directorships Held by Director	Number of Portfolios in Fund Complex Overseen by Director

Andrew Tarica (1959)	Mr. Tarica has served as a director of the TCW Funds, Inc. since March 2012.	Chief Executive Officer (since February 2001), Meadowbrook Capital Management (asset management company); Director of Fixed Income (since February 2022), Forest Road Securities (broker-dealer); Employee (2003 – January 2022), Cowen Prime Services (broker-dealer).	Metropolitan West Funds (mutual funds); TCW Strategic Income Fund, Inc. (closed-end fund); TCW Direct Lending VII, LLC (business development company); TCW Direct Lending VIII, LLC (business development company).	33

Name, Year of Birth and Position(s) with the Funds(1)	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years(4)	Other Directorships Held by Director	Number of Portfolios in Fund Complex Overseen by Director
INTERESTED DIRECTOR

Marc I. Stern (1944)	Mr. Stern has served as a director of TCW Funds, Inc. since its inception in September 1992.	Chairman (since January 2016), TCW LLC, (since February 2013), The TCW Group, Inc., TCW Investment Management Company LLC, TCW Asset Management Company LLC and Metropolitan West Asset Management, LLC.	N/A	18

Name, Year of Birth and Position(s) with the Funds(1)	Position(s) Held with TCW Funds, Inc.	Principal Occupation(s) During Past 5 Years(4)	Other Directorships Held by Director	Number of Portfolios in Fund Complex Overseen by Director
OFFICERS OF THE CORPORATION WHO ARE NOT DIRECTORS

David Lippman (1958) President and Chief Executive Officer	Mr. Lippman has served as President and Chief Executive Officer of TCW Funds, Inc. since February 2021.	President and Chief Executive Officer (since August 2012), The TCW Group, Inc., (since October 2015), TCW LLC, (since February 2013), the Advisor and TCW Asset Management Company LLC; Chief Executive Officer (since February 2013), Metropolitan West Asset Management LLC; President and Principal Executive Officer (since January 2008), Metropolitan West Funds.	TCW Strategic Income Fund, Inc.	1

Lisa Eisen (1963) Tax Officer	Ms. Eisen has served as Tax Officer of TCW Funds, Inc. since December 2016.	Tax Officer (since December 2016), Metropolitan West Funds and TCW Strategic Income Fund, Inc.; Managing Director and Director of Tax (since August 2016), TCW LLC.	N/A	N/A

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Name, Year of Birth and Position(s) with the Funds(1)	Position(s) Held with TCW Funds, Inc.	Principal Occupation(s) During Past 5 Years(4)	Other Directorships Held by Director	Number of Portfolios in Fund Complex Overseen by Director

Meredith S. Jackson (1959) Senior Vice President, General Counsel and Secretary	Ms. Jackson has served as Senior Vice President since January 2016 and General Counsel and Secretary of TCW Funds, Inc. since February 2013.	Executive Vice President, General Counsel and Secretary (since January 2016), TCW LLC, (since February 2013), TCW Investment Management Company LLC, The TCW Group, Inc., TCW Asset Management Company LLC, Metropolitan West Asset Management, LLC; Senior Vice President, General Counsel and Secretary (since February 2013), TCW Strategic Income Fund, Inc; Vice President and Secretary (since February 2013), Metropolitan West Funds.	N/A	N/A

Gladys Xiques (1973) Chief Compliance Officer and AML Officer	Ms. Xiques has served as Chief Compliance Officer and AML Officer of TCW Funds, Inc. since January 2021.	Chief Compliance Officer and AML Officer (since January 2021), TCW Strategic Income Fund, Inc. and Metropolitan West Funds; Managing Director and Global Chief Compliance Officer (since January 2021), TCW LLC, TCW Investment Management Company LLC, Metropolitan West Asset Management, LLC and TCW Asset Management Company LLC; Global Chief Compliance Officer (since January 2021), The TCW Group, Inc.; Senior Vice President (February 2015 – December 2020), TCW LLC, TCW Investment Management Company LLC, Metropolitan West Asset Management, LLC and TCW Asset Management Company LLC.	N/A	N/A

Richard M. Villa (1964) Treasurer and Principal Financial and Accounting Officer	Mr. Villa has served as Treasurer and Principal Financial and Accounting Officer of TCW Funds, Inc. since February 2014.	Executive Vice President, Chief Financial Officer and Assistant Secretary (since January 2016), TCW LLC, (since July 2008), TCW Investment Management Company LLC, The TCW Group, Inc. and TCW Asset Management Company LLC; Treasurer and Principal Financial and Accounting Officer (since February 2014), TCW Strategic Income Fund, Inc., (since February 2021), Metropolitan West Funds.	N/A	N/A

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(1)

The address of each Independent Director is c/o Morgan Lewis & Bockius LLP, Counsel to the Independent Directors of TCW Funds, Inc., 300 South Grand Avenue, Los Angeles, CA 90071. The address of each Interested Director and each officer is c/o The TCW Group, Inc., 865 South Figueroa Street, Los Angeles, CA 90017.

(2)

On December 12, 2016, members of the Board of Directors recognized the value of having a retirement policy and that having such a policy would be consistent with best practices in the mutual fund industry. For that reason, the Board adopted the following retirement policy (the “Policy”): A member of the Board shall be required to retire from the Board (and any committee(s) of the Board on which he or she serves) no later than the first regular quarterly meeting of the Board next held after that Board member reaches his or her 75th birthday; provided, however, that the affected Board member may continue to serve as a member of the Board (and member of committee(s) of the Board) for one or more successive one-year periods, or such shorter extension periods, as shall be approved by a unanimous secret vote of the other members of the Board then serving. Any member of the Board who has already reached his or her 75th birthday at the time of adoption of the Policy shall be automatically granted a two-year extension term, subject to any prior resignation or removal as a member of the Board before the expiration of that two-year term. Any continuation of that Board member’s service beyond that two-year extension would be subject to the vote requirement previously specified above. Mr. Bell’s term and Mr. Stern’s term were extended for an additional year at a vote held at a meeting of the Board on December 13, 2021.

(3)	Positions with company may have changed over time.
(4)	Positions with The TCW Group, Inc. and its affiliates may have changed over time.

In addition, Eric Chan, Managing Director of Fund Operations for the Advisor, TCW Asset Management Company LLC, TCW LLC (since 2009), and Metropolitan West Asset Management, LLC (since November 2006), is Assistant Treasurer of the Corporation (since 2009) and Metropolitan West Funds (since 2010) and is a Certified Public Accountant. Patrick W. Dennis, Senior Vice President, Associate General Counsel and Assistant Secretary of TCW Asset Management Company LLC, Metropolitan West Asset Management, LLC, TCW LLC, the Advisor (since February 2013), is Vice President and Assistant Secretary of the Corporation and Metropolitan West Funds (since 2013).

Leadership Structure

The Board of Directors is responsible for the overall management of the Corporation, including general supervision of the duties performed by the Advisor and other service providers in accordance with the provisions of the 1940 Act, other applicable laws and the Corporation’s Articles of Incorporation and By-Laws. The Board of Directors meets in regularly scheduled meetings throughout the year. It is currently composed of six Directors, including five Independent Directors. As discussed below, the Board of Directors has established four committees to assist the Board of Directors in performing its oversight responsibilities.

The Board of Directors has appointed an Independent Director to serve as its Chairman. The Chairman’s primary role is to set the agenda of the Board of Directors and determine what information is provided to the Board of Directors with respect to matters to be acted upon by the Board of Directors. The Chairman presides at all meetings of the Board of Directors and leads the Board of Directors through its various tasks. The Chairman also acts as a liaison with management in carrying out the Board of Directors’ functions. The Chairman also performs such other functions as may be requested by the Board of Directors from time to time. The designation of Chairman does not impose any duties, obligations or liabilities that are greater than the duties, obligations or liabilities imposed on such person as a member of the Board of Directors generally.

Risk Oversight

Through its direct oversight role, and indirectly through its committees, the Board of Directors performs a risk oversight function for the Corporation consisting, among other things, of the following activities:

General Oversight. The Board of Directors regularly meets with, or receives reports from, the officers of the Corporation and representatives of key service providers to the Corporation, including the Advisor, administrator, transfer agent, custodian and independent registered public accounting firm, to review and discuss the operational activities of the Corporation and to provide direction with respect thereto.

Compliance Oversight. The Board of Directors reviews and approves the procedures of the Corporation established to ensure compliance with applicable federal securities laws. The Board of Directors keeps informed about how the Corporation’s operations conform to its compliance procedures through regular meetings with, and reports received from, the Corporation’s Chief Compliance Officer and other officers.

Investment Oversight. The Board of Directors monitors investment performance during the year through regular performance reports from management with references to appropriate performance measurement indices. The Board of Directors also receives focused performance presentations on a regular basis, including special written reports and oral presentations by portfolio managers. In addition, the Board of Directors monitors the Funds’ investment practices and reviews the Funds’ investment strategies with management and receives focused presentations.

47

Valuation Oversight. The Board of Directors has approved the valuation methodologies used in establishing the daily values of the Funds’ assets and monitors the accuracy with which the valuations are carried out. The Board of Directors receives regular reports on the use of fair value prices and monitors the effectiveness of the Funds’ valuation procedures. On March 13, 2017, the Board of Directors established a Valuation Committee to assist the Board of Directors in monitoring the implementation of the Funds’ valuation procedures, as described in further detail below.

Financial Reporting. Through its Audit Committee, the Board of Directors meets regularly with the Corporation’s independent registered public accounting firm to discuss financial reporting matters, the adequacy of the Corporation’s internal controls over financial reporting, and risks to accounting and financial reporting matters.

Committees

Audit Committee. The Audit Committee makes recommendations to the Board of Directors concerning the selection of the independent auditors and reviews with the auditors the results of the annual audit, including the scope of auditing procedures, the adequacy of internal controls and compliance by the Corporation with the accounting, recording and financial reporting requirements of the 1940 Act. The Audit Committee also reviews compliance with the Code of Ethics by the executive officers, directors and investment personnel of the Advisor. The Audit Committee consists of Ms. Rogers and Messrs. Bell, Haden, McMillan and Tarica. Each Audit Committee member is an Independent Director. During the fiscal year ended October 31, 2021, the Audit Committee held four meetings.

Executive Committee. The Executive Committee has the same powers as the Board of Directors except the power to declare dividends or other stock distributions, elect directors, authorize the issuance of stock except as permitted by statute, recommend to the shareholders any action requiring their approval, amend the By-Laws or approve any merger or share exchange not requiring shareholder approval. The Executive Committee consists of Messrs. Bell, Haden and Stern. Messrs. Bell and Haden are Independent Directors, and Mr. Stern is an Interested Director. During the fiscal year ended October 31, 2021, the Executive Committee held no meetings.

Nominating and Governance Committee (formerly, the Nominating Committee). The Nominating and Governance Committee makes recommendations to the Board of Directors regarding nominations for membership on the Board of Directors. It evaluates candidates’ qualifications for Board membership and, with respect to nominees for positions as Independent Directors, their independence from the Advisor and other principal service providers of the Corporation. The Nominating and Governance Committee periodically reviews director compensation and recommends any appropriate changes to the Board. The Nominating and Governance Committee also reviews, and may make recommendations to the Board of Directors relating to those, issues that pertain to the effectiveness of the Board in carrying out its responsibilities of overseeing the management of the Corporation and also considers general matters of Company governance and operations of the Board of Directors. The Nominating and Governance Committee consists of Ms. Rogers and Messrs. Bell, Haden, McMillan and Tarica. Each Nominating and Governance Committee member is an Independent Director. During the fiscal year ended October 31, 2021, the Nominating and Governance Committee held two meetings.

The Nominating and Governance Committee will consider potential director candidates recommended by shareholders provided that the proposed candidates satisfy the director qualification requirements provided in the Corporation’s Directors Nominating and Governance Committee Charter and are not “interested persons” of the Corporation within the meaning of the 1940 Act. In determining procedures for the submission of potential candidates by shareholders and any eligibility requirements for such nominees and for the shareholders submitting the nominations, the Nominating and Governance Committee has looked to recent SEC promulgations regarding director nominations for guidance.

Valuation Committee. The Valuation Committee assists the Board of Directors in monitoring the implementation of the Funds’ valuation procedures as adopted and amended from time to time. The Valuation Committee has the authority to resolve valuation issues that may arise from time to time, which authority includes working with the Advisor’s pricing committee and the pricing officer of the Advisor, as necessary, to resolve any such issues. The Valuation Committee consists of Messrs. Haden, McMillan and Tarica. During the fiscal year ended October 31, 2021, the Valuation Committee held no meetings but acted six times by written consent.

Additional Information About the Directors

The Corporation seeks as Directors individuals of distinction and experience in business or finance, government service or academia. In determining that a particular person was and continues to be qualified to serve as a Director, the Board of Directors has considered a variety of criteria, none of which, in isolation, was controlling. Based on a review of the experience, qualifications, attributes or skills of each Director, including those described below, the Board has determined that each of the current Directors is qualified to serve as a Director of the Corporation. In addition, the Board of Directors believes that, collectively, the Directors have balanced and diverse experience, qualifications, attributes and skills that allow the Board of Directors to operate effectively in governing the Corporation and protecting the interests of shareholders.

Samuel P. Bell. Mr. Bell, Chairman of the Audit Committee, is a private investor and serves on the boards of Point.360, a post production services company, and TSI. He previously was President of Los Angeles Business Advisors, a not-for-profit business organization. Prior to 1996, Mr. Bell served as the Area Managing Partner of Ernst & Young, a public accounting firm, for the Pacific Southwest Area.

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Patrick C. Haden. Mr. Haden, the Independent Chairman of the Board of Directors, is President of Wilson Ave. Consulting. From July 2016 through June 2017, Mr. Haden served as the Senior Advisor to the President of the University of Southern California. He also currently serves on the board of directors of Tetra Tech, Inc., an environmental consulting company, Auto Club, an affiliate of AAA, the Metropolitan West Funds, and TSI (he also serves as the Independent Chairman of the board of directors of TSI). Previously, he was the Athletic Director of the University of Southern California. Mr. Haden is a Rhodes Scholar and prior to August 2010, was a member of the board of trustees of the University of Southern California.

Peter McMillan. Mr. McMillan is the Co-Founder of Pacific Oak Capital Advisors, an investment advisory firm, Co-Founder, Managing Partner and Chief Investment Officer of Temescal Canyon Partners, an investment advisory firm, and Co-Founder and Executive Vice President of KBS Capital Advisors, a manager of real estate investment trusts. He serves on the boards of various Pacific Oak real estate investment trusts, TSI, Metropolitan West Funds, and TCW DL VII Financing LLC. Prior to forming Willowbrook Capital Group in 2000, Mr. McMillan served as the Executive Vice President and Chief Investment Officer of Sun America Investments, Inc. Prior to 1989, he served as Assistant Vice President for Aetna Life Insurance and Annuity Company with responsibility for the company’s fixed income portfolios.

Victoria B. Rogers. Ms. Rogers is President and Chief Executive Officer of The Rose Hills Foundation. She also serves on the boards of Norton Simon Museum, Stanford University, The Rose Hills Foundation, TSI, and Causeway Capital Management Trust, a mutual fund complex. Previously, Ms. Rogers served on the boards of The Chandler School, The Hotchkiss School, Polytechnic School, USA Water Polo, USC Rossier School of Education and the YMCA of Metropolitan Los Angeles. Ms. Rogers has substantial experience in the area of taxes, accounting, non-profit organizations and foundation management, having been previously employed by Deloitte, Security Pacific Bank and The Whittier Trust Company.

Marc I. Stern. Mr. Stern is Chairman of The TCW Group, Inc., TCW Investment Management Company LLC, TCW Asset Management Company LLC, and Metropolitan West Asset Management, LLC. Prior to joining TCW in 1990. Mr. Stern was President of Sun America, Inc. He also serves on the boards of several philanthropic and civic organizations and universities, including the Los Angeles Opera, the Performing Arts Center of Los Angeles County, the President’s Council of the Kennedy Center, the LA 2028 Olympics Organizing Committee, the Marc and Eva Stern Foundation, Dickinson College, the California Institute of Technology, the Mayor’s Fund LA, the Los Angeles Coalition for the Economy and Jobs, the Metropolitan Opera, and the Alliance for Southern California Innovation. Mr. Stern was appointed as a “Commandeur de l’Ordre National du Mérite” by the President of France.

Andrew Tarica. Since 2001, Mr. Tarica has been Chief Executive Officer of Meadowbrook Capital Management, a fixed-income credit asset management company that also manages a fixed income hedge fund. In February 2022, Mr. Tarica joined Forest Road Securities as Director of Fixed Income. From 2003 through 2010, Mr. Tarica served as an employee of the broker-dealer business of Sanders Morris Harris, a Houston, Texas-based asset manager and broker-dealer, where he managed a fixed-income portfolio. Sanders Morris Harris’ broker-dealer business became Concept Capital Markets, LLC in 2010. In September 2015, Concept Capital Markets, LLC was purchased by Cowen & Co, where Mr. Tarica was employed until January 2022. From 1992 to 1999 Mr. Tarica was the global head of the high grade corporate bond department at Donaldson, Lufkin & Jenrette. From 1990 to 1992 he ran the investment grade sales and trading department at Kidder Peabody. He began his career at Drexel Burnham in 1983 in the investment grade trading area, where he eventually became the head of trading. Mr. Tarica also serves on the boards of the Metropolitan West Funds, TSI, TCW Direct Lending VII, LLC and TCW Direct Lending VIII, LLC.

Equity Ownership of Directors

Independent Directors

The following tables set forth the equity ownership of the Directors, as of December 31, 2021, in each Fund and in all registered investment companies overseen by the Directors in the same family of investment companies as the Funds, which as of December 31, 2021 included the Funds, TSI and Metropolitan West Funds. The codes for the dollar ranges of equity securities owned by the Directors are: (a) $1-$10,000, (b) $10,001-$50,000, (c) $50,001-$100,000; and (d) over $100,000.

Name of Director	Dollar Range of Equity Securities in the Corporation(1)		Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director in Family of Investment Companies(1)
Samuel P. Bell	TCW Emerging Markets Income Fund	(b)	(d)
	TCW Relative Value Mid Cap Fund	(c)
	TCW Select Equities Fund	(d)
	TCW Total Return Bond Fund	(d)

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Name of Director	Dollar Range of Equity Securities in the Corporation(1)		Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director in Family of Investment Companies(1)
Patrick C. Haden	TCW Artificial Intelligence Equity Fund	(d)	(d)
	TCW Emerging Markets Multi-Asset Opportunities Fund	(d)
	TCW Global Real Estate Fund	(d)
	TCW New America Premier Equities Fund	(d)

Peter McMillan	TCW Select Equities Fund	(d)	(d)

Victoria B. Rogers	TCW High Yield Bond Fund	(d)	(d)

Andrew Tarica	TCW Core Fixed Income Fund	(d)	(d)
	TCW Emerging Markets Income Fund	(d)
	TCW Emerging Markets Local Currency Income Fund	(d)
	TCW High Yield Bond Fund	(d)
	TCW Short Term Bond Fund	(d)
	TCW Total Return Bond Fund	(d)

(1)

Certain figures represent and include the Directors’ economic exposure to the Funds through the deferred compensation plan. See below under “Compensation of Independent Directors” for additional details.

Interested Director

Name of Director	Dollar Range of Equity Securities in the Corporation		Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director in Family of Investment Companies
Marc I. Stern	TCW Emerging Markets Local Currency	(d)	(d)
	TCW Emerging Markets Income Fund	(d)
TCW Emerging Markets Multi-Asset Opportunities Fund (b)
	TCW High Yield Bond Fund	(c)
	TCW New America Premier Equities Fund	(d)
	TCW Relative Value Dividend Appreciation Fund	(d)
	TCW Relative Value Large Cap Fund	(d)
	TCW Relative Value Mid Cap Fund	(d)
	TCW Select Equities Fund	(d)
	TCW Total Return Bond Fund	(d)

Compensation of Independent Directors

Effective January 1, 2020, the annual fee for each Independent Director is $85,000, plus a per meeting fee of $10,000 for in person attendance and $2,500 for telephonic attendance for each meeting of the Board of Directors or a committee of the Board of Directors attended by such Independent Director, with such annual fee and meeting fee to be prorated among the Funds. The Independent Chairman of the Board of Directors receives an additional retainer of $40,500, the Chairman of the Audit Committee receives an additional annual retainer of $27,000, and the Chairman of the Nominating and Governance Committee receives an additional annual retainer of $13,500. Independent Directors are also reimbursed for travel and other out-of-pocket expenses incurred by them in connection with attending meetings of the Board or a committee of the Board. Interested Directors and officers who are employed by the Advisor or an affiliated company thereof receive no compensation or expense reimbursement from the Corporation. Directors do not receive any pension or retirement benefits as a result of their service as a Director of the Corporation.

The following table illustrates the compensation paid to the Independent Directors by the Corporation and the Fund Complex, which consists of TSI, Metropolitan West Funds, and the Corporation, for the fiscal year ended October 31, 2021.

Name of Independent Director	Aggregate Compensation From TCW Funds, Inc.	Aggregate Compensation From Fund Complex(1)
Samuel P. Bell	$162,000	$186,000
Patrick C. Haden	$175,500	$386,500
Peter McMillan	$135,000	$340,000
Victoria B. Rogers	$148,500	$170,500
Andrew Tarica	$135,000	$395,500

(1)	As of October 31, 2021, the Fund Complex consists of 33 registered investment companies.

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At a meeting held on March 14, 2011, the Board of Directors approved a Deferred Compensation Plan for the Independent Directors. The table below lists the total amount of deferred compensation (including interest) payable to the respective Independent Directors as of October 31, 2021.

Name of Independent Director	Aggregate Deferred Compensation From TCW Funds, Inc.
Samuel P. Bell	$0
Patrick C. Haden	$0
Peter McMillan	$135,000
Victoria B. Rogers	$0
Andrew Tarica	$135,000

INVESTMENT ADVISORY AGREEMENT

The Advisor was organized in 1987 as a wholly-owned subsidiary of TCW. The Carlyle Group, LP (“Carlyle”), a global alternative asset manager, may be deemed to be a control person of the Advisor by reason of its control of certain investment funds that indirectly control more than 25% of the voting stock of TCW. Carlyle also controls various other pooled investment vehicles and, indirectly, many of the portfolio companies owned by those funds. On December 27, 2017, Nippon Life Insurance Company completed an acquisition of a 24.75% minority stake in TCW from The Carlyle Group. As a result of this transaction, ownership in TCW by TCW management and employees increased to 44.07%, and Carlyle maintained a 31.18% interest in the firm through a purchase by private funds controlled by Carlyle.

The Corporation, on behalf of the Funds, and the Advisor are parties to an Investment Management and Advisory Agreement (the “Advisory Agreement”). Shareholders are not parties to, or intended (or “third party”) beneficiaries of, the Advisory Agreement. Rather, the Corporation and its respective investment series are the sole intended beneficiaries of the Advisory Agreement. Neither this SAI nor the Prospectus is intended to give rise to any contract rights or other rights in any shareholder, other than any rights conferred by federal or state securities laws that may not be waived.

Under the Advisory Agreement, subject to the direction and supervision of the Board of Directors, each Fund retains the Advisor, among other things, to manage the investment of its assets, including to evaluate the pertinent economic, statistical, financial and other data and to formulate and implement its investment program; to place orders for the purchase and sale of its portfolio securities and other instruments and investments; and to administer its day-to-day operations.

The Advisory Agreement also provides that the Advisor will furnish to the Corporation office space at such places as may be agreed upon from time to time and all office facilities, business equipment, supplies, utilities and telephone service necessary for managing the affairs and investments; keep those accounts and records of the Corporation and the Funds that are not maintained by the Funds’ transfer agent, custodian, accounting or sub-accounting agent; and arrange for officers or employees of the Advisor to serve, without compensation from the Corporation, as officers, Directors or employees of the Corporation if desired and reasonably required by the Corporation.

The Advisory Agreement was last approved by the Board of Directors, including the Independent Directors, on September 20, 2021.

For services performed under the Advisory Agreement, each Fund other than the TCW Conservative Allocation Fund pays the Advisor a fee, payable monthly and calculated daily by applying the annual investment advisory fee percent for the Fund to the Fund’s net asset value. The annual management fee (as a percentage of average net assets) for each Fund other than the TCW Conservative Allocation Fund is as follows:

U.S. Equity Funds
TCW Artificial Intelligence Equity Fund	0.70%
TCW Global Real Estate Fund	0.80%
TCW New America Premier Equities Fund	0.65%
TCW Relative Value Dividend Appreciation Fund	0.60%
TCW Relative Value Large Cap Fund	0.60%
TCW Relative Value Mid Cap Fund	0.70%
TCW Select Equities Fund	0.65%

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U.S. Fixed Income Funds
TCW Core Fixed Income Fund	0.40%
TCW Enhanced Commodity Strategy Fund	0.50%
TCW Global Bond Fund	0.50%
TCW High Yield Bond Fund	0.45%
TCW Short Term Bond Fund	0.35%
TCW Total Return Bond Fund	0.40%
International Funds
TCW Developing Markets Equity Fund	0.80%
TCW Emerging Markets Income Fund	0.75%
TCW Emerging Markets Local Currency Income Fund	0.75%
TCW Emerging Markets Multi-Asset Opportunities Fund	0.90%

Under the Advisory Agreement, the TCW Conservative Allocation Fund does not pay any amount to the Advisor as compensation for the services rendered, facilities furnished, and expenses paid by it. However, the Advisor serves as investment advisor to the Underlying Funds and is paid a fee by the Underlying Funds for providing such service. Accordingly, shareholders of the TCW Conservative Allocation Fund indirectly bear a portion of the fees paid by the Underlying Funds to the Advisor and other service providers as well as the other expenses borne by the Underlying Funds.

Pursuant to an Expense Limitations letter agreement, the Advisor has agreed that in the event the overall operating expenses of the Class I, Class N or Plan Class shares of a Fund listed below exceed the stated expense limit on an annualized basis, the Advisor will reimburse the class or classes of such Fund in respect of such shares for the difference. Each expense limitation does not include any expenses attributable to interest, brokerage, extraordinary expenses and acquired fund fees and expenses, if any. This contractual expense limitation will continue to March 1, 2023, and before that date, the Advisor may not terminate this arrangement without prior approval of the Board of Directors.

U.S. Equity Funds
TCW Artificial Intelligence Equity Fund
I Class Shares	0.90%
N Class Shares	1.00%
TCW Global Real Estate Fund[1]
I Class Shares	0.90%
N Class Shares	1.00%
TCW Relative Value Dividend Appreciation Fund
I Class Shares	0.70%
N Class Shares	0.90%
TCW Relative Value Large Cap Fund
I Class Shares	0.70%
N Class Shares	0.90%
TCW Relative Value Mid Cap Fund
I Class Shares	0.85%
N Class Shares	0.95%
TCW Select Equities Fund
I Class Shares	0.80%
N Class Shares	1.00%
U.S. Fixed Income Funds
TCW Core Fixed Income Fund
I Class Shares	0.49%
N Class Shares	0.70%
Plan Class Shares	0.44%
TCW Enhanced Commodity Strategy Fund
I Class Shares	0.70%
N Class Shares	0.75%
TCW Global Bond Fund
I Class Shares	0.60%
N Class Shares	0.70%
TCW High Yield Bond Fund
I Class Shares	0.55%
N Class Shares	0.80%
TCW Short Term Bond Fund
I Class Shares	0.44%
TCW Total Return Bond Fund
I Class Shares	0.49%
N Class Shares	0.70%
Plan Class Shares	0.44%

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International Funds
TCW Developing Markets Equity Fund[2]
I Class Shares	0.95%
N Class Shares	1.15%
TCW Emerging Markets Income Fund
I Class Shares	0.85%
N Class Shares	0.95%
Plan Class Shares	0.77%
TCW Emerging Markets Local Currency Income Fund
I Class Shares	0.85%
N Class Shares	0.90%
TCW Emerging Markets Multi-Asset Opportunities Fund
I Class Shares	1.00%
N Class Shares	1.20%
Asset Allocation Fund
TCW Conservative Allocation Fund
I Class Shares	0.85%
N Class Shares	0.85%

[1]

The contractual expense limitation shown in the table for the TCW Global Real Estate Fund reflects the rate effective as of March 1, 2021. Prior to March 1, 2021, the contractual expense limitation was 1.00% for I Class Shares and 1.15% for N Class Shares of the Fund.

[2]

The contractual expense limitation shown in the table for the TCW Developing Markets Equity Fund reflects the rate effective as of March 1, 2021. Prior to March 1, 2021, the contractual expense limitation was 1.25% for I Class Shares and 1.25% for N Class Shares of the Fund.

In addition to the contractual expense limitations listed above that apply to certain Funds, the Advisor has agreed to reduce its investment advisory fee or to pay the operating expenses of each Fund to the extent necessary to limit the Fund’s operating expenses to an amount not to exceed the previous month’s expense ratio average for comparable funds as calculated by Lipper Inc. This expense limitation is voluntary and terminable by either the Advisor or the Board of Directors on six months’ prior notice. The voluntary limitation and the contractual fee waiver and/or expense reimbursement exclude interest, brokerage, extraordinary expenses, and acquired fund fees and expenses, if any.

The table below sets forth the investment advisory fee, exclusive of any expense reimbursement, paid by each Fund (except for the TCW Conservative Allocation Fund which has no investment advisory fee) for the fiscal years ended October 31, 2021, 2020, and 2019:

Fund	Fiscal Year 2021	Fiscal Year 2020	Fiscal Year 2019
U.S. Equity Funds
TCW Artificial Intelligence Equity Fund	$114,743	$43,441	$19,744
TCW Global Real Estate Fund	199,426	52,410	42,879
TCW New America Premier Equities Fund	1,384,161	1,212,935	541,071
TCW Relative Value Dividend Appreciation Fund	1,592,751	1,488,797	2,185,868
TCW Relative Value Large Cap Fund	745,692	680,474	1,595,962
TCW Relative Value Mid Cap Fund	550,870	474,493	570,426
TCW Select Equities Fund	5,820,168	5,393,884	5,974,575
U.S. Fixed Income Funds
TCW Core Fixed Income Fund	6,629,615	5,491,166	4,754,366
TCW Enhanced Commodity Strategy Fund[1]	9,489	5,636	7,309
TCW Global Bond Fund	169,921	92,893	83,971
TCW High Yield Bond Fund	529,042	212,486	82,075
TCW Short Term Bond Fund	32,264	28,934	22,640
TCW Total Return Bond Fund	28,580,213	28,076,993	31,227,929
International Funds
TCW Developing Markets Equity Fund	58,846	44,050	43,150
TCW Emerging Markets Income Fund	56,970,430	46,837,964	40,853,236
TCW Emerging Markets Local Currency Income Fund	1,879,444	1,764,693	1,943,582
TCW Emerging Markets Multi-Asset Opportunities Fund	853,241	835,450	989,504

[1]	The reported amounts represent the consolidated payments from the Fund and its subsidiary made to the Advisor.

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Except for expenses specifically assumed by the Advisor under the Advisory Agreement, the Corporation bears all expenses of the Corporation and the Funds, including, without limitation, fees and expenses of the Independent Directors, broker commissions and other ordinary or extraordinary expenses incurred by the Corporation or the Funds in the course of their business.

The TCW Conservative Allocation Fund, as a shareholder of the Underlying Funds, also indirectly bears its pro rata share of the advisory fees charged to, and other operating expenses of, the Underlying Funds in which it invests. The TCW Conservative Allocation Fund’s expense ratios, as disclosed in the Prospectus, may be higher or lower depending on the allocation of the TCW Conservative Allocation Fund’s assets among the Underlying Funds and the actual expenses of the Underlying Funds.

The Advisory Agreement was approved by each Fund’s shareholders and will continue in effect as to each Fund initially for two years and thereafter from year to year if such continuance is specifically approved at least annually by (a) the Board of Directors or by the vote of a majority of the outstanding voting securities of the Fund, and (b) the vote of a majority of the Independent Directors cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated with respect to a Fund without penalty at any time by the Corporation (by the vote of a majority of the Board of Directors or by the vote of a majority of the outstanding voting securities of the Fund) or by the Advisor upon 60 days’ written notice to the other party. The Advisory Agreement terminates automatically in the event of its assignment.

At an in-person meeting held on September 20, 2021 the Board, including the Independent Directors, re-approved the Advisory Agreement with respect to the Funds for an additional one year term. A discussion regarding the basis for the Board of Directors’ approval of the Advisory Agreement for each of those Funds is contained in the Corporation’s annual report to shareholders for the fiscal year ended October 31, 2021.

The Advisory Agreement also provides that none of the Advisor or any director, officer, agent or employee of the Advisor will be liable or responsible to the Corporation or any of its shareholders for any error of judgment, mistake of law or any loss arising out of any investment, or for any other act or omission in the performance by such person or persons of their respective duties, except for liability resulting from willful misfeasance, bad faith, gross negligence, or reckless disregard of their respective duties. Under the Advisory Agreement, the Advisor will also be indemnified by the Corporation as an agent of the Corporation in accordance with the terms of Corporation’s Articles of Incorporation.

The TCW Enhanced Commodity Strategy Fund, through the Subsidiary, seeks exposure to certain commodity-linked instruments. The Subsidiary has entered into a separate advisory agreement with the Advisor for the management of the Subsidiary’s portfolio (the “Subsidiary Advisory Agreement”), pursuant to which the Subsidiary will pay the Advisor a management fee at the same rate that the Fund pays the Advisor for services provided to the Fund. The Advisor has agreed to waive the management fee it receives from the Fund in an amount equal to the management fee paid to the Advisor by the Subsidiary for the management of the portion of the Fund’s assets invested in the Subsidiary. The Subsidiary Advisory Agreement is terminable by either party thereto, without penalty, on 60 days’ prior written notice.

PORTFOLIO MANAGEMENT

Portfolio Manager Compensation

The overall objective of the Advisor’s compensation program for portfolio managers is to attract experienced and expert investment professionals and to retain them over the long-term. Compensation is comprised of several components which, in the aggregate, are designed to achieve these objectives and to reward the portfolio managers for their contributions to the successful performance of the accounts they manage. Portfolio managers are compensated through a combination of base salary, fee sharing based compensation (“fee sharing”), bonus and equity incentive participation in the Advisor’s parent company (“equity incentives”). Fee sharing and equity incentives generally represent most of the portfolio managers’ compensation. In some cases, portfolio managers are eligible for discretionary bonuses.

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Salary. Salary is agreed to with portfolio managers at the time of employment and is reviewed from time to time. It does not change significantly and often does not constitute a significant part of a portfolio manager’s compensation.

Fee Sharing. Fee sharing for investment professionals is based on revenues generated by accounts in the investment strategy area for which the investment professionals are responsible. In most cases, revenues are allocated to a pool and fee sharing compensation is allocated among members of the investment team after the deduction of certain expenses (including compensation over a threshold level) related to the strategy group. The allocations are based on the investment professionals’ contribution to TCW and its clients, including qualitative and quantitative contributions.

In general, the same fee sharing percentage is used to compensate a portfolio manager for investment services related to a Fund as that used to compensate portfolio managers for other client accounts in the same strategy managed by the Advisor or an affiliate of the Advisor (collectively, the “TCW Advisors”). In some cases, the fee sharing pool includes revenues related to more than one product, in which case each participant in the pool is entitled to fee sharing derived from his or her contributions to all the included products.

Investment professionals are not directly compensated for generating performance fees. In some cases, the overall fee sharing pool is subject to fluctuation based on the relative pre-tax performance of the investment strategy composite returns, net of fees and expenses, to that of the benchmark. The measurement of performance relative to the benchmark can be based on single year or multiple year metrics, or a combination thereof. The benchmark used is the one associated with the Fund managed by the portfolio manager as disclosed in the prospectus. Benchmarks vary from strategy to strategy but, within a given strategy, the same benchmark applies to all accounts, including the Funds.

Discretionary Bonus/Guaranteed Minimums. Discretionary bonuses may be paid out of an investment team’s fee sharing pool, as determined by the supervisor(s) in the department. In other cases where portfolio managers do not receive fee sharing or where it is determined that the combination of salary and fee sharing does not adequately compensate the portfolio manager, discretionary bonuses may be paid by the applicable TCW Advisor. Also, pursuant to contractual arrangements, some portfolio managers received minimum bonuses.

Equity Incentives. Management believes that equity ownership aligns the interests of portfolio managers with the interests of the firm and its clients. Accordingly, TCW’s key investment professionals participate in equity incentives through ownership or participation in restricted unit plans that vest over time or unit appreciation plans of the Advisor’s parent company. The plans include the Fixed Income Retention Plan, Restricted Unit Plan and 2013 Equity Unit Incentive Plan.

Under the Fixed Income Retention Plan, certain portfolio managers in the fixed income area were awarded cash and/or partnership units in the Advisor’s parent company, either on a contractually-determined basis or on a discretionary basis. Awards under this plan were made in 2010 that vest over time.

Under the Restricted Unit Plan, certain portfolio managers in the fixed income and equity areas may be awarded partnership units in the Advisor’s parent company. Awards under this plan have vested over time, subject to satisfaction of performance criteria.

Under the 2013 Equity Unit Incentive Plan, certain portfolio managers in the fixed income and equity areas may be awarded options to acquire partnership units in the Advisor’s parent company with a strike price equal to the fair market value of the option at the date of grant. The options granted under this plan are subject to vesting and other conditions.

Other Plans and Compensation Vehicles. Portfolio managers may also elect to participate in the applicable TCW Advisor’s 401(k) plan, to which they may contribute a portion of their pre- and post-tax compensation to the plan for investment on a tax-deferred basis.

Ownership of Securities and Other Managed Accounts

With respect to the portfolio managers of each Fund (except as disclosed below), the first table sets forth the dollar range of securities of such Fund owned by each portfolio manager of such Fund as of October 31, 2021, and the second table sets forth certain information, as of October 31, 2021, regarding other accounts managed by each portfolio manager of such Fund. Total assets in the second table are in millions. Certain portfolio managers invest in their investment strategy through investment vehicles other than the Funds.

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TCW Artificial Intelligence Equity Fund

Portfolio Manager	None	$1 to $10K	$10K to $50K	$50K to $100K	$100K to $500K	$500K to $1 Mill	Over $1 Mill
Jeffrey W. Lin, CFA				X
Thomas Lee				X

									Performance Fee Accounts
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Jeffrey W. Lin, CFA	0	$0	3	$1,321	2	$222	0	$0	0	$0	0	$0
Thomas Lee	0	$0	3	$1,321	2	$222	0	$0	0	$0	0	$0

TCW Global Real Estate Fund

Portfolio Manager	None	$1 to $10K	$10K to $50K	$50K to $100K	$100K to $500K	$500K to $1 Mill	Over $1 Mill
Iman Brivanlou			X
Ted Tawinganone			X

									Performance Fee Accounts
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Iman Brivanlou	0	$0	12	$266	7	$301	0	$0	1	$6.2	0	$0
Ted Tawinganone	0	$0	0	$0	0	$0	0	$0	0	$0	0	$0

56

TCW New America Premier Equities Fund

Portfolio Manager	None	$1 to $10K	$10K to $50K	$50K to $100K	$100K to $500K	$500K to $1 Mill	Over $1 Mill
Joseph R. Shaposhnik							X

									Performance Fee Accounts
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Joseph R. Shaposhnik	0	$0	2	$43	4	$536	0	$0	0	$0	0	$0

TCW Relative Value Dividend Appreciation Fund

Portfolio Manager	None	$1 to $10K	$10K to $50K	$50K to $100K	$100K to $500K	$500K to $1 Mill	Over $1 Mill
Diane E. Jaffee					X
Bo Fifer, CFA					X

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Diane E. Jaffee	1	$285	7	$776	34	$1,498	0	$0	0	$0	0	$0
Bo Fifer, CFA	0	$0	0	$0	0	$0	0	$0	0	$0	0	$0

57

TCW Relative Value Large Cap Fund

Portfolio Managers	None	$1 to $10K	$10K to $50K	$50K to $100K	$100K to $500K	$500K to $1 Mill	Over $1 Mill
Diane E. Jaffee							X
Matthew J. Spahn							X

									Performance Fee Accounts
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Diane E. Jaffee	1	$285	7	$776	34	$1,498	0	$0	0	$0	0	$0
Matthew J. Spahn	0	$0	0	$0	0	$0	0	$0	0	$0	0	$0

TCW Relative Value Mid Cap Fund

Portfolio Manager	None	$1 to $10K	$10K to $50K	$50K to $100K	$100K to $500K	$500K to $1 Mill	Over $1 Mill
Diane E. Jaffee							X
Mona Eraiba	X

									Performance Fee Accounts
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Diane E. Jaffee	1	$285	7	$776	34	$1,498	0	$0	0	$0	0	$0
Mona Eraiba	0	$0	0	$0	2	$5.1	0	$0	0	$0	0	$0

58

TCW Select Equities Fund

Portfolio Manager	None	$1 to $10K	$10K to $50K	$50K to $100K	$100K to $500K	$500K to $1 Mill	Over $1 Mill
Craig C. Blum							X

									Performance Fee Accounts
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Craig C. Blum	1	$382	3	$536	31	$7,817	0	$0	0	$0	1	$310

TCW Core Fixed Income Fund

Portfolio Managers	None	$1 to $10K	$10K to $50K	$50K to $100K	$100K to $500K	$500K to $1 Mill	Over $1 Mill
Stephen M. Kane							X
Laird R. Landmann					X
Bryan Whalen	X

									Performance Fee Accounts
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Stephen M. Kane	25	$124,678	23	$19,152	185	$50,456	0	$0	3	$689	7	$5,365
Laird R. Landmann	26	$125,111	47	$23,480	209	$64,252	0	$0	25	$4,334	9	$8,285
Bryan Whalen	26	$123,894	44	$23,536	224	$69,630	0	$0	18	$1,431	9	$8,285

59

TCW Enhanced Commodity Strategy Fund

Portfolio Managers	None	$1 to $10K	$10K to $50K	$50K to $100K	$100K to $500K	$500K to $1 Mill	Over $1 Mill
Bret R. Barker	X
Ruben Hovhannisyan[1]	X
Stephen M. Kane						X
Bryan Whalen[1]					X

									Performance Fee Accounts
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Bret R. Barker	1	$49	0	$0	5	$64	0	$0	0	$0	0	$0
Ruben Hovhannisyan[1]	1	$52	0	$0	0	$0	0	$0	0	$0	0	$0
Stephen M. Kane	25	$124,678	23	$19,152	185	$50,456	0	$0	3	$689	7	$5,365
Bryan Whalen[1]	15	$29,695	44	$23,429	221	$70,015	0	$0	18	$1,338	9	$8,285

[1]	Information for Messrs. Hovhannisyan and Whalen are provided as of November 30, 2021.

TCW Global Bond Fund

Portfolio Managers	None	$1 to $10K	$10K to $50K	$50K to $100K	$100K to $500K	$500K to $1 Mill	Over $1 Mill
Stephen M. Kane					X
Marcela Meirelles	X
Bryan Whalen	X

									Performance Fee Accounts
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Stephen M. Kane	25	$124,678	23	$19,152	185	$50,456	0	$0	3	$689	7	$5,365
Marcela Meirelles	0	$0	0	$0	0	$0	0	$0	0	$0	0	$0
Bryan Whalen	26	$123,894	44	$23,536	224	$69,630	0	$0	18	$1,431	9	$8,285

60

TCW High Yield Bond Fund

Portfolio Managers	None	$1 to $ 10K	$10K to $50K	$50K to $100K	$100K to $500K	$500K to $1 Mill	Over $1 Mill
Jerry Cudzil					X
Stephen M. Kane	X
Laird R. Landmann					X
Steven J. Purdy	X

									Performance Fee Accounts
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Jerry Cudzil	4	$1,307	10	$4,512	13	$4,795	0	$0	7	$2,903	0	0
Stephen M. Kane	25	$124,678	23	$19,152	185	$50,456	0	$0	3	$689	7	$5,365
Laird R. Landmann	26	$125,111	47	$23,480	209	$64,252	0	$0	25	$4,334	9	$8,285
Steven J. Purdy	4	$1,307	10	$4,512	12	$4,795	0	$0	7	$2,903	0	0

TCW Short Term Bond Fund

Portfolio Managers	None	$1 to $10K	$10K to $50K	$50K to $100K	$100K to $500K	$500K to $1 Mill	Over $1 Mill
Stephen M. Kane	X
Laird R. Landmann					X
Bryan Whalen	X

									Performance Fee Accounts
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Stephen M. Kane	25	$124,678	23	$19,152	185	$50,456	0	$0	3	$689	7	$5,365
Laird R. Landmann	26	$125,111	47	$23,480	209	$64,252	0	$0	25	$4,334	9	$8,285
Bryan Whalen	26	$123,894	44	$23,536	224	$69,630	0	$0	18	$1,431	9	$8,285

61

TCW Total Return Bond Fund

Portfolio Managers	None	$1 to $10K	$10K to $50K	$50K to $100K	$100K to $500K	$500K to $1 Mill	Over $1 Mill
Harrison Choi					X
Elizabeth Crawford					X
Mitch Flack					X
Laird R. Landmann[1]	X
Bryan Whalen[1]					X

									Performance Fee Accounts
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Harrison Choi	2	$13	20	$2,938	27	$14,379	0	$0	15	$741	2	$2,920
Elizabeth Crawford	1	$10	20	$2,938	27	$14,379	0	$0	15	$741	2	$2,920
Mitch Flack	2	$253	20	$2,938	27	$14,379	0	$0	15	$741	2	$2,920
Laird R, Landmann[1]	15	$29,695	47	$23,364	206	$64,721	0	$0	25	$4,244	9	$8,285
Bryan Whalen[1]	15	$29,695	44	$23,429	221	$70,015	0	$0	18	$1,338	9	$8,285

[1]	Information for Messrs. Landmann and Whalen are provided as of November 30, 2021.

TCW Developing Markets Equity Fund

Portfolio Managers	None	$1 to $10K	$10K to $50K	$50K to $100K	$100K to $500K	$500K to $1 Mill	Over $1 Mill
Andrey Glukhov			X

									Performance Fee Accounts
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Andrey Glukhov	0	$0	3	$34	1	$113	0	$0	0	$0	0	$0

62

TCW Emerging Markets Income Fund

Portfolio Managers	None	$1 to $10K	$10K to $50K	$50K to $100K	$100K to $500K	$500K to $1 Mill	Over $1 Mill
Penelope D. Foley							X
David I. Robbins							X
Alex Stanojevic					X
Javier Segovia				X

									Performance Fee Accounts
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Penelope D. Foley	2	$405	11	$2,144	12	$6,162	0	$0	1	$1,289	6	$3,724
David I. Robbins	2	$405	11	$2,144	12	$6,162	0	$0	1	$1,289	6	$3,724
Alex Stanojevic	2	$405	10	$2,091	12	$6,162	0	$0	1	$1,289	6	$3,724
Javier Segovia	0	$0	1	$38	0	$0	0	$0	0	$0	0	$0

TCW Emerging Markets Local Currency Income Fund

Portfolio Managers	None	$1 to $10K	$10K to $50K	$50K to $100K	$100K to $500K	$500K to $1 Mill	Over $1 Mill
Penelope D. Foley							X
David I. Robbins							X
Alex Stanojevic					X

									Performance Fee Accounts
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Penelope D. Foley	2	$405	11	$2,144	12	$6,162	0	$0	1	$1,289	6	$3,724
David I. Robbins	2	$405	11	$2,144	12	$6,162	0	$0	1	$1,289	6	$3,724
Alex Stanojevic	2	$405	10	$2,091	12	$6,162	0	$0	1	$1,289	6	$3,724

63

TCW Emerging Markets Multi-Asset Opportunities Fund

Portfolio Managers	None	$1 to $10K	$10K to $50K	$50K to $100K	$100K to $500K	$500K to $1 Mill	Over $1 Mill
Penelope D. Foley							X
Andrey Glukhov			X
David I. Robbins							X
Alex Stanojevic	X

									Performance Fee Accounts
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Penelope D. Foley	2	$405	11	$2,144	12	$6,162	0	$0	1	$1,289	6	$3,724
Andrey Glukhov	0	$0	3	$34	1	$113	0	$0	0	$0	0	$0
David I. Robbins	2	$405	11	$2,144	12	$6,162	0	$0	1	$1,289	6	$3,724
Alex Stanojevic	2	$405	10	$2,091	12	$6,162	0	$0	1	$1,289	6	$3,724

TCW Conservative Allocation Fund

Portfolio Managers	None	$1 to $10K	$10K to $50K	$50K to $100K	$100K to $500K	$500K to $1 Mill	Over $1 Mill
Adam T. Coppersmith	X
Stephen M. Kane					X
Michael P. Reilly			X

									Performance Fee Accounts
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Adam T. Coppersmith	0	$0	0	$0	0	$0	0	$0	0	$0	0	$0
Stephen M. Kane	25	$124,678	23	$19,152	185	$50,456	0	$0	3	$689	7	$5,365
Michael P. Reilly	0	$0	0	$0	1	$113	0	$0	0	$0	1	$113

64

Conflicts

Actual or potential conflicts of interest may arise when a portfolio manager has management responsibilities to more than one account (including a Fund), such as devotion of unequal time and attention to the management of the accounts, inability to allocate limited investment opportunities across a broad band of accounts and incentive to allocate opportunities to an account where the portfolio manager or TCW has a greater financial incentive, such as a performance fee account, or where an account or fund managed by a portfolio manager has a higher fee sharing percentage than the portfolio manager’s fee sharing percentage with respect to a Fund. When accounts managed by the Advisor (including a Fund) invest in different parts of an issuer’s capital structure (e.g., one account owns equity securities of an issuer while another account owns debt obligations of the same issuer), actual or potential conflicts of interest may also arise with respect to decisions concerning the issuer’s financing, investments or risks, among other issues, as related to the interests of the accounts. TCW has adopted policies and procedures reasonably designed to address these types of conflicts, and TCW believes its policies and procedures serve to operate in a manner that is fair and equitable among its clients, including the Funds.

DISTRIBUTION OF FUND SHARES

TCW Funds Distributors LLC (the “Distributor”) 865 South Figueroa Street, Los Angeles, CA 90017 serves as the non-exclusive distributor of each class of the Funds’ shares pursuant to an Amended and Restated Distribution Agreement (the “Distribution Agreement”) with the Corporation, which is subject to the annual approval by the Board. Shares of the Funds are offered and sold on a continuous basis. The Distribution Agreement is terminable without penalty with 60 days’ notice, by the Board of Directors, by vote of holders of a majority of the Corporation’s shares, or by the Distributor. The Distributor receives no compensation from the Funds for distribution of the Funds’ shares except payments pursuant to the Corporation’s distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act (the “Distribution Plan”) as described below. The Distributor is affiliated with the Advisor.

Each Fund offers two classes of shares: Institutional “I” Class and Investor “N” Class, except for the TCW Short Term Bond Fund, which only offers Class I shares, and the TCW Core Fixed Income Fund, TCW Total Return Bond Fund, and TCW Emerging Markets Income Fund, which also offer Plan Class shares. Class I shares are offered primarily for direct investment by investors and the TCW Conservative Allocation Fund. Class N shares are offered through firms which are members of the Financial Industry Regulatory Authority (“FINRA”) and which have dealer agreements with the Distributor and other financial intermediaries. Plan Class shares are offered primarily for retirement plans, including defined benefit and defined contribution plans (which may include participant-directed plans).

Rule 18f-3 Plan

The Corporation has adopted a Plan Pursuant to Rule 18f-3 under the 1940 Act (the “Rule 18f-3 Plan”). Under the Rule 18f-3 Plan, shares of each class of each Fund represent an equal pro rata interest in such Fund and, generally, have identical voting, dividend, liquidation, and other rights, preferences, powers, restrictions, limitations, qualifications and terms and conditions, except that: (a) each class has a different designation; (b) each class of shares bears any class-specific expenses allocated to it; and (c) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its distribution or service arrangements, and each class has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class. In addition, each class may have a differing sales charge structure and differing exchange and conversion features.

Rule 12b-1 Plan

The Corporation has adopted the Distribution Plan with respect to the Class N shares of each Fund. Under the terms of the Distribution Plan, each Fund compensates the Distributor at a rate equal to 0.25% of the average daily net assets of the Fund attributable to its Class N shares for distribution and related services, regardless of the distribution related expenses the Distributor incurs. The Distributor makes payments to financial intermediaries under various dealer agreements for distribution and related services, which may include, but are not limited to, the following: providing facilities to answer questions from prospective investors about a Fund; receiving and answering correspondence, including requests for prospectuses and statements of additional information; preparing, printing and delivering prospectuses and shareholder reports to prospective shareholders; complying with federal and state securities laws pertaining to the sale of Class N shares; and assisting investors in completing application forms and selecting dividend and other account options. Because these fees are paid out of the Funds’ assets on an ongoing basis, over time these fees will increase the cost of an investor’s investment and may cost such investor more than paying other sales charges. The Distribution Plan is intended to facilitate the sale of Class N shares. Because the various Funds may be marketed jointly, the payments made by some Funds could have the effect of also promoting other Funds, but the charges imposed by intermediaries are normally billed with respect to specific Funds.

65

The following table sets forth the amounts of payments made by each Fund to the Distributor under the Distribution Plan with respect to Class N shares for the fiscal year ended October 31, 2021:

Amount
U.S. Equity Funds
TCW Artificial Intelligence Equity Fund	$12,559
TCW Global Real Estate Fund	18,876
TCW New America Premier Equities Fund	74,199
TCW Relative Value Dividend Appreciation Fund	481,261
TCW Relative Value Large Cap Fund	26,826
TCW Relative Value Mid Cap Fund	38,756
TCW Select Equities Fund	429,059
U.S. Fixed Income Funds
TCW Core Fixed Income Fund	584,358
TCW Enhanced Commodity Strategy Fund	1,536
TCW Global Bond Fund	28,077
TCW High Yield Bond Fund	45,825
TCW Total Return Bond Fund	3,209,275
Asset Allocation Fund
TCW Conservative Allocation Fund	1,950
International Funds
TCW Developing Markets Equity Fund	5,623
TCW Emerging Markets Income Fund	997,608
TCW Emerging Markets Local Currency Income Fund	84,976
TCW Emerging Markets Multi-Asset Opportunities Fund	22,133

All of the amounts shown above were paid as compensation for distribution-related services and shareholder-related services to broker/dealers, recordkeepers and other intermediaries. These amounts reflect actual payments made by the Funds net of reimbursement by the Advisor. The Funds did not have any unreimbursed expenses under the Distribution Plan carried over to future years.

No interested person of the Funds or any Independent Director has any direct or indirect financial interest in the operation of the Distribution Plan except to the extent that the Distributor, the Advisor or certain of their employees may be deemed to have such an interest as a result of the benefits derived from the successful operation of the Distribution Plan. The Funds do not participate in any joint distribution activities with another investment company other than the Metropolitan West Funds.

The Distribution Plan provides that it may not be amended to materially increase the costs which Class N shareholders may bear under the Distribution Plan without the approval of a majority of the outstanding voting securities of the Class N and by vote of a majority of both (i) the Board of Directors, and (ii) the Independent Directors who have no direct or indirect financial interest in the operation of the Distribution Plan or any agreements related to it cast in person at a meeting called for the purpose of voting on the Plan and any related amendments. A Fund is not obligated under the Distribution Plan to pay any distribution expense in excess of the distribution fee. Thus, if the Distribution Plan were terminated or otherwise not continued, no amounts (other than current amounts accrued but not yet paid) would be owed by the Fund.

The Distribution Plan was initially approved by the Board of Directors on December 17, 1998 and provides that it shall continue in effect so long as such continuance is specifically approved at least annually by the vote of a majority of both (i) the Board of Directors, and (ii) the Independent Directors who have no direct or indirect financial interest in the operation of the Distribution Plan or any agreements related to it cast in person at a meeting called for the purpose of voting on the Distribution Plan and any related amendments.

Receipt of Orders by Intermediaries

The Funds have authorized one or more brokers to receive on its behalf purchase and redemption orders and such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Fund’s behalf. Pursuant to such authorizations, the Funds will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker’s authorized designee, receives the order; and customer orders will be priced at a Fund’s net asset value next computed after they are received by an authorized broker of the broker’s authorized designee and accepted by the Fund.

66

Other Shareholder Servicing Expenses Paid by the Funds

Each Fund is authorized to compensate each broker-dealer and other third-party intermediary up to 0.10 percent (10 basis points) of the assets serviced for that Fund by that intermediary for shareholder services. These services constitute sub-recordkeeping, sub-transfer agent or similar services and are similar in scope to services provided by the Fund’s transfer agent to a Fund. These expenses paid by a Fund would remain subject to any overall expense limitation applicable to that Fund. These expenses are in addition to any supplemental amounts the Advisor pays out of its own resources and are in addition to the Fund’s payment of any amounts through the Distribution Plan. This amount may be adjusted, subject to approval by the Board of Directors.

Payments by the Advisor

Set forth below is a list of the member firms of FINRA to which the Advisor, or its affiliates, made payments out of their revenues in connection with the sale and distribution of the Funds’ shares or for services to the Funds and their shareholders for the year ended December 31, 2021. Such payments are in addition to any Distribution Plan amounts paid to such FINRA member firms. The payments are discussed in detail in the Prospectus under the title “Payments by the Advisor.” Any additions, modifications, or deletions to the FINRA member firms identified in this list since December 31, 2021 are not reflected:

FINRA member firm

Fidelity Investments

Pershing

Merrill Lynch

Charles Schwab

Morgan Stanley

UBS Financial Services Incorporated

Ameriprise Financial Services Inc.

Wells Fargo

Nationwide Investment Services Corp

Vanguard Marketing Corporation

VOYA

Raymond James

T. Rowe Price Retirement Plan Services

RBC Capital Markets Corporation

Mass Mutual Financial Group

The Advisor or its affiliates may also make payments to selling and shareholder servicing agents that are not FINRA member firms and that sell shares of or provide services to the Funds and their shareholders, such as banks, insurance companies and plan administrators. These firms are not included on the list above, although they may be affiliated with companies on the above list.

OTHER SERVICE PROVIDERS

Administrator

State Street Bank and Trust Company serves as the administrator of the Corporation (in such capacity, the “Administrator”) pursuant to an Administration Agreement between the Corporation, on behalf of the Funds, and the Administrator (the “Administration Agreement”). Under the Administration Agreement, the Administrator provides certain accounting and administrative services to the Corporation, including: fund accounting; calculation of the daily net asset value of each Fund; monitoring each Fund’s expense accruals; calculating monthly total return and yield figures; prospectus and statement of additional information compliance monitoring; preparing certain financial statements of the Funds; and preparing the Corporation’s Form N-CEN. The Administrator receives a combined accounting, administration and custody (as custodian of the Corporation) fee based on the combined assets of the Corporation and TSI as follows: 0.0210% of the first $10 billion in assets; 0.0100% of the next $10 billion in assets; 0.0075% of the next $5 billion in assets and 0.0050% thereafter. For the fiscal years ended October 31, 2021, 2020, and 2019, the Administrator received accounting and administration fees of $3,086,941, $2,908,052, and $2,876,136, respectively, from the Corporation.

67

Transfer Agent

U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, WI 53201, serves as transfer agent for the Corporation.

Custodians

State Street Bank and Trust Company, One Lincoln Street, Boston, Massachusetts 02111, serves as custodian for the Corporation. Chase Bank, 4 New York Plaza, New York, New York 10004 and Morgan Guaranty Trust Company, 60 Wall Street, New York, New York 10260 act as limited custodians under the terms of certain repurchase and futures agreements.

Independent Registered Public Accounting Firm

Deloitte & Touche LLP, 555 West 5th Street, Los Angeles, California 90013, serves as the independent registered public accounting firm of the Funds. Deloitte & Touche LLP or its affiliates provide audit services and assurance, tax return review, and other tax consulting services and assistance, in connection with the review of various SEC filings.

Legal Counsel

Paul Hastings LLP, 101 California Street, 48th Floor, San Francisco, CA 94111, serves as counsel to the Corporation.

Morgan Lewis & Bockius LLP, 300 South Grand Avenue, Los Angeles, CA 90071, serves as counsel to the Independent Directors.

Securities Lending

The Board has approved each Fund’s participation in a securities lending program. Under the securities lending program, each Fund has retained State Street Bank and Trust Company to serve as the securities lending agent.

For the fiscal year ended October 31, 2021, the Funds did not engage in securities lending.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of January 31, 2022, the Directors and officers of the Corporation, as a group, owned less than 1% of the outstanding shares of each class of the Funds, other than Class I of TCW Artificial Intelligence Equity Fund, of which they owned 1.85%, Class I of TCW New America Premier Equities Fund, of which they owned 1.15%, and Class I of TCW Select Equities Fund, of which they owned 1.09%.

Persons that, to our knowledge, beneficially own, directly or through one or more controlled companies, more than 25% of the outstanding shares of a Fund may be deemed to “control” (as that term is defined in the 1940 Act) that Fund and may be able to affect or determine the outcome of matters presented for a vote of the shareholders of that Fund. As of January 31, 2022, the following shareholders held of record or were known to the Corporation to own beneficially more than 25% of the outstanding shares of a Fund.

TCW Artificial Intelligence Equity Fund

TCW Asset Management Company International Ltd. 865 S. Figueroa Street, Suite 1800 Los Angeles, CA 90017-2593 33.51% owned beneficially

TCW Core Fixed Income Fund

National Financial Services LLC For the Exclusive Benefit of Our Customers Attn. Mutual Funds Department, 4th Floor 499 Washington Blvd. Jersey City, NJ 07310-1995 27.13% owned of record

68

TCW Developing Markets Equity Fund

TCW Asset Management Company International Ltd. 865 S. Figueroa Street, Suite 1800 Los Angeles, CA 90017-2593 58.80% owned beneficially

TCW Emerging Markets Local Currency Income Fund

Charles Schwab & Co. Inc. Special Custody Acct FBO Customers Attn. Mutual Funds 211 Main Street San Francisco, CA 94105-1905 25.47% owned of record

TCW Emerging Markets Multi-Asset Opportunities Fund

Charles Schwab & Co. Inc. Special Custody Acct FBO Customers Attn. Mutual Funds 211 Main Street San Francisco, CA 94105-1905 52.86% owned of record

TCW Enhanced Commodity Strategy Fund

TCW Asset Management Company International Ltd. 865 S. Figueroa Street, Suite 1800 Los Angeles, CA 90017-2593 71.09% owned beneficially

TCW Global Bond Fund

TCW Asset Management Company International Ltd. 865 S Figueroa Street, Suite 1800 Los Angeles, CA 90017-2593 57.37% owned beneficially

TCW Global Real Estate Fund

TCW Asset Management Company International Ltd. 865 S. Figueroa Street Los Angeles, CA 90017-2593 25.64% owned beneficially

TCW New America Premier Equities Fund

Charles Schwab & Co. Inc. Special Custody Acct FBO Customers Attn. Mutual Funds 211 Main Street San Francisco, CA 94105-1905 25.32% owned of record

TCW Relative Value Dividend Appreciation Fund

National Financial Services LLC For the Exclusive Benefit of Our Customers Attn. Mutual Funds Department 4th Floor 499 Washington Blvd. Jersey City, NJ 07310-1995 45.60% owned of record

69

TCW Relative Value Mid Cap Fund

JP Morgan Securities LLC For the Exclusive Benefit of Customers 4 Chase Metrotech Center 3rd Floor Mutual Department Brooklyn, NY 11245-0003 29.11% owned of record

TCW Short Term Bond Fund

Charles Schwab & Co. Inc. Reinvest Account Attn. Mutual Funds Dept. 211 Main Street San Francisco, CA 94105-1905 45.11% owned of record

National Financial Services LLC For Exclusive Benefit of Our Customers Attn. Mutual Funds Department 4th Floor 499 Washington Blvd. Jersey City, NJ 07310-1995 26.19% owned of record

TCW Total Return Bond Fund

Merrill Lynch Pierce Fenner & Smith Inc. For the Sole Benefit of its Customers Attn. Fund Administration (9E539) 4800 Deer Lake Drive East, 2nd Floor Jacksonville, FL 32246-6484 25.59% owned of record

A principal holder is a person who owns of record or, to our knowledge, beneficially 5% or more of any class of a Fund’s outstanding shares. As of January 31, 2022, the following shareholders held more than 5% of the indicated class of the outstanding shares of a Fund.

TCW Artificial Intelligence Equity Fund

Class I

TCW Asset Management Company International Ltd. 865 S. Figueroa St., STE 1800 Los Angeles, CA 90017-2593 24.22% owned beneficially

National Financial Services LLC For the Exclusive Benefit of Our Customers Attn. Mutual Funds Dept. 4th FL 499 Washington Blvd. Jersey City, NJ 07310-1995 17.22% owned of record

Charles Schwab & Co. Inc. Special Custody Account FBO Customers Attn. Mutual Funds Dept. 211 Main Street San Francisco, CA 94105-1905 12.39% owned of record

Pershing LLC 1 Pershing Plz. Jersey City, NJ 07399-2052 12.26% owned of record

70

Raymond & Bessie Kravis FDN Henry Kravis TR U/A 11-25-91 c/o KKR Financial Services Co LLC 1345 Avenue of the Americas 15th FL New York, NY 10105-0021 7.31% owned beneficially

TD Ameritrade Inc. For the Exclusive Benefit of our Clients P.O. Box 2226 Omaha, NE 68103-2226 5.64% owned of record

TCW Artificial Intelligence Equity Fund

Class N

TCW Asset Management Company International Ltd. 865 S Figueroa Street, Suite 1800 Los Angeles, CA 90017-2593 54.71% owned beneficially

National Financial Services LLC For the Exclusive Benefit of Our Customers Attn. Mutual Funds Dept. 4th FL 499 Washington Blvd. Jersey City, NJ 07310-1995 32.84% owned of record

Charles Schwab & Co. Inc. Special Custody Account FBO Customers Attn. Mutual Funds Dept. 211 Main Street San Francisco, CA 94105-1905 11.93% owned of record

TCW Conservative Allocation Fund

Class I

The Robert Kravis & Kimberley Kravis FDN c/o KKR Financial Services Co LLC 1345 Avenue of the Americas 15th FL New York, NY 10105-0021 20.61% owned beneficially

Growers Ranch Inc. Profit Sharing Plan 2016 Newport Blvd Costa Mesa, CA 92627-2163 19.45% owned beneficially

Earl B Gilmore Foundation U/A 06/04/1958 6301 W 3rd St Los Angeles, CA 90036-3154 9.06% owned beneficially

71

US Bank NA Cust Larry S. Waggoner IRA IRA A/C #2 P.O. Box 70 Weston, TX 75097-0070 6.07% owned beneficially

TCW Conservative Allocation Fund

Class N

National Financial Services LLC For the Exclusive Benefit of Our Customers Attn. Mutual Funds Department 4th FL 499 Washington Blvd. Jersey City, NJ 07310-1995 54.67% owned of record

Charles Schwab & Co. Inc. Special Custody Account FBO Customers Attn. Mutual Funds 211 Main Street San Francisco, CA 94105-1905 22.21% owned of record

RBC Capital Markets LLC Mutual Fund Omnibus Processing Omnibus Attn. Mutual Fund Ops Manager 60 S 6th St., Suite 700 #P08 Minneapolis, MN 55402-4413 9.94% owned of record

TD Ameritrade Inc. For the Exclusive Benefit of our Clients P.O. Box 2226 Omaha, NE 68103-2226 5.62% owned of record

TCW Core Fixed Income Fund

Class I

National Financial Services LLC For the Exclusive Benefit of Our Customers Attn. Mutual Funds Department 4th FL 499 Washington Blvd. Jersey City, NJ 07310-1995 23.01% owned of record

Charles Schwab & Co. Inc. Reinvest Account Attn. Mutual Funds Dept. 211 Main Street San Francisco, CA 94105-1905 19.27% owned of record

Nationwide Trust Company FBO MSRP 401K C/O IPO Portfolio Accounting P.O. Box 182029 Columbus, OH 43218-2029 12.07% owned of record

72

Morgan Stanley Smith Barney LLC For Exclusive Benefit of Our Customers 1 New York Plaza FL 12 New York, NY 10004-1932 7.27% owned of record

Edward D Jones & Co. For the Benefit of Customers 12555 Manchester Rd. Saint Louis, MO 63131-3710 5.57% owned of record

TCW Core Fixed Income Fund

Class N

National Financial Services LLC For Exclusive Benefit of Our Customers Attn. Mutual Funds Department 4th FL 499 Washington Blvd. Jersey City, NJ 07310-1995 53.66% owned of record

Merrill Lynch Pierce Fenner & Smith Inc. For the Sole Benefit of its Customers Attn. Fund Administration (9E539) 4800 Deer Lake Drive East, 2nd Floor Jacksonville, FL 32246-6484 22.33% owned of record

Attn. PLIC Proxy Coordinator Principal Life Insurance Co. FBO PFG Omnibus Wrapped and Custom Funds 711 High Street Des Moines, IA 50392-0001 11.78% owned of record

Charles Schwab & Co. Inc. Reinvest Account Attn. Mutual Funds Dept. 211 Main Street San Francisco, CA 94105-1905 6.87% owned of record

TCW Core Fixed Income Fund

Class P

Merrill Lynch Pierce Fenner & Smith Inc. For the Sole Benefit of its Customers Attn. Fund Administration (9E539) 4800 Deer Lake Drive East, 2nd Floor Jacksonville, FL 32246-6484 77.73% owned of record

Oppenheimer & Company Inc. 85 Broad St., FL 22 New York, NY 10004-2434 19.95% owned of record

73

TCW Developing Markets Equity Fund

Class I

TCW Asset Management Company International Ltd. 865 S. Figueroa Street, Suite 1800 Los Angeles, CA 90017-2593 42.21% owned beneficially

David I Robbins 52 E End Ave Apt 31 New York, NY 10028-8116 28.18% owned beneficially

Penelope D Foley Living Trust Agreement Penelope Dyson Foley TR U/A 10/15/2008 175 N Canyon View Dr. Los Angeles, CA 90049-2721 28.18% owned beneficially

TCW Developing Markets Equity Fund

Class N

TCW Asset Management Company International Ltd. 865 S. Figueroa Street, Suite 1800 Los Angeles, CA 90017-2593 97.01% owned beneficially

TCW Emerging Markets Income Fund

Class I

Attn. Mutual Fund Administrator C/o Mellon Bank ID 225 SEI Private Trust Company One Freedom Valley Dr. Oaks, PA 19456-9989 14.23% owned of record

National Financial Services LLC For the Exclusive Benefit of Our Customers Attn. Mutual Funds Department 4th FL 499 Washington Blvd. Jersey City, NJ 07310-1995 13.12% owned of record

Wells Fargo Clearing Services LLC Special Custody Acct for the Exclusive Benefit of Customers 2801 Market Street Saint Louis, MO 63103-2523 12.74% owned of record

Charles Schwab & Co. Inc. Reinvest Account Attn. Mutual Funds Dept. 211 Main Street San Francisco, CA 94105-1905 12.27% owned of record

74

TD Ameritrade Inc. For the Exclusive Benefit of our Clients P.O. Box 2226 Omaha, NE 68103-2226 7.45% owned of record

UBS WM USA SPEC CDY A/C EBOC UBSFSI 1000 Harbor Blvd. Weehawken, NJ 07086-6761 7.14% owned of record

Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-2052 5.83% owned of record

TCW Emerging Markets Income Fund

Class N

National Financial Services LLC For the Exclusive Benefit of Our Customers Attn. Mutual Funds Department 4th FL 499 Washington Blvd. Jersey City, NJ 07310-1995 65.40% owned of record

Charles Schwab & Co. Inc. Reinvest Account Attn. Mutual Funds Dept. 211 Main Street San Francisco, CA 94105-1905 20.54% owned of record

TD Ameritrade Inc. For the Exclusive Benefit of our Clients P.O. Box 2226 Omaha, NE 68103-2226 7.67% owned of record

TCW Emerging Markets Income Fund

Class P

Wells Fargo Bank NA FBO Rothstal LLC Diversified – AGY P.O. Box 1533 Minneapolis, MN 55480-1533 59.84% owned of record

Edward D. Jones & Co. For the Benefit of Customers 12555 Manchester Rd. Saint Louis, MO 63131-3710 38.16% owned of record

75

TCW Emerging Markets Local Currency Income Fund

Class I

UBS WM USA Special Custody Account EBOC UBSFSI 1000 Harbor Blvd. Weehawken, NJ 07086-6761 24.16% owned of record

The Shimon Ben Joseph Foundation 343 Sansome Street Ste 500 San Francisco, CA 94104-5626 20.70% owned beneficially

Charles Schwab & Co. Inc. Reinvest Account Attn. Mutual Funds Dept. 211 Main Street San Francisco, CA 94105-1905 17.08% owned of record

TD Ameritrade Inc. For the Exclusive Benefit of our Clients P.O. Box 2226 Omaha, NE 68103-2226 16.14% owned of record

TCW Emerging Markets Local Currency Income Fund

Class N

Charles Schwab & Co. Inc. Reinvest Account Attn. Mutual Funds Dept. 211 Main Street San Francisco, CA 94105-1905 63.10% owned of record

National Financial Services LLC For the Exclusive Benefit of our Customers Attn. Mutual Funds Dept. 4th FL 499 Washington Blvd. Jersey City, NJ 07310-1995 29.63% owned of record

TCW Emerging Markets Multi-Asset Opportunities Fund

Class I

Charles Schwab & Co. Inc. Special Custody Account FBO Customers Attn. Mutual Funds Dept. 211 Main Street San Francisco, CA 94105-1905 49.15% owned of record

Hook Investments LLC c/o HM International Inc. 8801 South Yale Avenue, Suite 380 Tulsa, OK 74137-3548 15.66% owned beneficially

76

Wells Fargo Clearing Services LLC Special Custody Acct for the Exclusive Benefit of Customers 2801 Market Street Saint Louis, MO 63103-2523 10.16% owned of record

PM Operating LTD 8801 South Yale Avenue, Suite 380 Tulsa, OK 74137-3548 8.26% owned beneficially

David I Robbins & Joyce Chang JTWROS 52 E End Ave. Apt. 31 New York, NY 10028-8116 5.19% owned beneficially

TCW Emerging Markets Multi-Asset Opportunities Fund

Class N

Charles Schwab & Co. Inc. Special Custody Account FBO Customers Attn. Mutual Funds Dept. 211 Main Street San Francisco, CA 94105-1905 92.29% owned of record

National Financial Services LLC For the Exclusive Benefit of Our Customers Attn. Mutual Funds Dept. 4th FL 499 Washington Blvd. Jersey City, NJ 07310-1995 6.17% owned of record

TCW Enhanced Commodity Strategy Fund

Class I

TCW Asset Management Company International Ltd. 865 S. Figueroa Street, Suite 1800 Los Angeles, CA 90017-2593 76.13% owned beneficially

TCW Lifeplan Conservative Fund 865 S. Figueroa Street, Suite 1800 Los Angeles, CA 90017-2543 8.31% owned beneficially

Charles Schwab & Co. Inc. Special Custody Account FBO Customers Attn. Mutual Funds Dept. 211 Main Street San Francisco, CA 94105-1905 7.03% owned of record

77

TCW Enhanced Commodity Strategy Fund

Class N

National Financial Services LLC For the Exclusive Benefit of Our Customers Attn. Mutual Funds Department 4th FL 499 Washington Blvd. Jersey City, NJ 07310-1995 44.10% owned of record

TCW Asset Management Company International Ltd. 865 S. Figueroa Street, Suite 1800 Los Angeles, CA 90017-2593 40.05% owned beneficially

Charles Schwab & Co. Inc. Special Custody Account FBO Customers Attn. Mutual Funds Dept. 211 Main Street San Francisco, CA 94105-1905 15.85% owned of record

TCW Global Bond Fund

Class I

TCW Asset Management Company International Ltd. 865 S. Figueroa Street, Suite 1800 Los Angeles, CA 90017-2593 46.09% owned beneficially

TCW Global Bond Fund

Class N

TCW Asset Management Company International Ltd. 865 S. Figueroa Street, Suite 1800 Los Angeles, CA 90017-2593 78.59% owned beneficially

Minnesota Life Insurance Company 400 Robert Street North Saint Paul, MN 55101-2099 9.67% owned beneficially

TD Ameritrade Inc. For the Exclusive Benefit of our Clients P.O. Box 2226 Omaha, NE 68103-2226 6.78% owned of record

TCW Global Real Estate Fund

Class I

National Financial Services LLC For the Exclusive Benefit of Our Customers Attn. Mutual Funds Department 4th FL 499 Washington Blvd. Jersey City, NJ 07310-1995 32.33% owned of record

TCW Asset Management Company International Ltd. 865 S. Figueroa Street, Suite 1800 Los Angeles, CA 90017-2593 20.34% owned beneficially

78

Mail Code BD1N Attn MF C/O Reliance Trust Company WI Maril & Co FBO 5A 4900 W Brown Deer Rd. Milwaukee, WI 53223-2422 15.35% owned of record

Charles Schwab & Co. Inc. Special Custody A/C FBO Customers Attn. Mutual Funds Dept. 211 Main Street San Francisco, CA 94105-1905 8.58% owned of record

Raymond & Bessie Kravis Foundation Henry Kravis TR U/A 11-25-91 c/o KKR Financial Services Company LLC 1345 Avenue of the Americas 15th FL New York, NY 10105-0021 7.52% owned of record

TCW Lifeplan Conservative Fund 865 S. Figueroa Street Los Angeles, CA 90017-2543 6.19% owned beneficially

Mitra & Co. FBO 5A C/O Reliance Trust Company WI Mail Code: BD1N – ATTN: MF 4900 W Brown Deer Rd. Milwaukee, WI 53223-2422 5.49% owned of record

TCW Global Real Estate Fund

Class N

Charles Schwab & Co. Inc. Special Custody A/C FBO Customers Attn. Mutual Funds Dept. 211 Main Street San Francisco, CA 94105-1905 42.27% owned of record

TCW Asset Management Company International Ltd. 865 S. Figueroa Street, Suite 1800 Los Angeles, CA 90017-2593 34.69% owned beneficially

National Financial Services LLC For the Exclusive Benefit of Our Customers Attn. Mutual Funds Department 4th FL 499 Washington Blvd. Jersey City, NJ 07310-1995 12.10% owned of record

TD Ameritrade Inc. For the Exclusive Benefit of our Clients P.O. Box 2226 Omaha, NE 68103-2226 10.17% owned of record

79

TCW High Yield Bond Fund

Class I

LPL Financial Omnibus Customer Account Attn. Lindsay O’Toole 4707 Executive Dr. San Diego, CA 92121-3091 22.62% owned of record

Charles Schwab & Co. Inc. Reinvest Account Attn: Mutual Funds Dept. 211 Main Street San Francisco, CA 94105-1905 20.31% owned of record

National Financial Services LLC For the Exclusive Benefit of Our Customers Attn. Mutual Funds Department 4th FL 499 Washington Blvd. Jersey City, NJ 07310-1995 19.52% owned of record

TD Ameritrade Inc. For the Exclusive Benefit of our Clients P.O. Box 2226 Omaha, NE 68103-2226 10.90% owned of record

Wells Fargo Clearing Services LLC Special Custody Acct. for the Exclusive Benefit of Customer 2801 Market Street Saint Louis, MO 63103-2523 6.38% owned of record

TCW High Yield Bond Fund

Class N

National Financial Services LLC For the Exclusive Benefit of Our Customers Attn. Mutual Funds Department, 4th FL 499 Washington Blvd. Jersey City, NJ 07310-1995 48.99% owned of record

Charles Schwab & Co. Inc. Reinvest Account Attn. Mutual Funds Dept. 211 Main Street San Francisco, CA 94105-1905 20.56% owned of record

TD Ameritrade Inc. For the Exclusive Benefit of our Clients P.O. Box 2226 Omaha, NE 68103-2226 12.34% owned of record

80

Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-2052 5.22% owned of record

TCW New America Premier Equities Fund

Class I

Charles Schwab & Co. Inc. Special Custody Account FBO Customers Attn. Mutual Funds 211 Main Street San Francisco, CA 94105-1905 23.90% owned of record

Pershing LLC 1 Pershing Plz Jersey City, NJ 07399-2052 22.17% owned of record

Capinco C/O US Bank NA P.O. Box 1787 Milwaukee, WI 53201-1787 8.10% owned of record

UBS WM USA Special Custody A/C EBOC UBSFSI 1000 Harbor Blvd. Weehawken, NJ 07086-6761 6.87% owned of record

National Financial Services LLC For the Exclusive Benefit of Our Customers Attn. Mutual Funds Department 4th FL 499 Washington Blvd. Jersey City, NJ 07310-1995 6.47% owned of record

Morgan Stanley Smith Barney LLC For Exclusive Benefit of Our Customers 1 New York Plaza FL 12 New York, NY 10004-1932 5.65% owned of record

TCW New America Premier Equities Fund

Class N

National Financial Services LLC For the Exclusive Benefit of Our Customers Attn. Mutual Funds Department 4th FL 499 Washington Blvd. Jersey City, NJ 07310-1995 54.07% owned of record

81

Charles Schwab & Co. Inc. Special Custody A/C FBO Customers Attn. Mutual Funds Dept. 211 Main Street San Francisco, CA 94105-1905 35.17% owned of record

TD Ameritrade Inc. For the Exclusive Benefit of Our Clients P.O. Box 2226 Omaha, NE 68103-2226 8.14% owned of record

TCW Relative Value Dividend Appreciation Fund

Class I

Gazelle Holdings Limited P.O. Box 560 11-15 Seaton Place St. Helier JE4 XP Channel Islands, Jersey 32.10% owned beneficially

Charles Schwab & Co. Inc. Reinvest Account Attn. Mutual Funds Dept. 211 Main Street San Francisco, CA 94105-1905 8.97% owned of record

LPL Financial Omnibus Customer Account Attn Lindsay O’Toole 4707 Executive Drive San Diego, CA 92121-3091 8.35% owned of record

Wells Fargo Clearing Services LLC Special Custody Acct for the Exclusive Benefit of Customers 2801 Market Street Saint Louis, MO 63103-2523 7.27% owned of record

National Financial Services LLC For the Exclusive Benefit of Our Customers Attn. Mutual Funds Department 4th FL 499 Washington Blvd. Jersey City, NJ 07310-1995 5.61% owned of record

TCW Relative Value Dividend Appreciation Fund

Class N

National Financial Services LLC For the Exclusive Benefit of Our Customers Attn. Mutual Funds Department 4th FL 499 Washington Blvd Jersey City, NJ 07310-1995 61.52% owned of record

82

Charles Schwab & Co. Inc. Reinvest Account Attn. Mutual Funds Dept. 211 Main Street San Francisco, CA 94105-1905 19.73% owned of record

TCW Relative Value Large Cap Fund

Class I

Morgan Stanley Smith Barney LLC For the Exclusive Benefit of its Customers 1 New York Plz FL 12 New York, NY 10004-1901 24.94% owned of record

Charles Schwab & Co. Inc. Reinvest Account Attn. Mutual Funds Dept. 211 Main Street San Francisco, CA 94105-1905 24.24% owned of record

Raymond & Bessie Kravis Foundation Henry Kravis TR U/A 11-25-91 c/o KKR Financial Services Company LLC 1345 Avenue of the Americas 15th FL New York, NY 10105-0021 8.34% owned beneficially

JP Morgan Securities LLC For the Exclusive Benefit of Customers 4 Chase Metrotech Center 3rd Floor Mutual Fund Department Brooklyn, NY11245-0003 7.08% owned of record

Wells Fargo Clearing Services LLC Special Custody Acct for the Exclusive Benefit of Customers 2801 Market Street Saint Louis, MO 63103-2523 6.31% owned of record

TCW Relative Value Large Cap Fund

Class N

Charles Schwab & Co. Inc. Reinvest Account Attn. Mutual Funds Dept. 211 Main Street San Francisco, CA 94105-1905 27.47% owned of record

Morgan Stanley Smith Barney LLC For the Exclusive Benefit of its Customers 1 New York Plz., FL 12 New York, NY 10004-1932 24.58% owned of record

83

National Financial Services LLC For the Exclusive Benefit of Our Customers Attn. Mutual Funds Department 4th FL 499 Washington Blvd. Jersey City, NJ 07310-1995 9.70% owned of record

Wells Fargo Clearing Services LLC Special Custody Acct for the Exclusive Benefit of Customers 2801 Market Street Saint Louis, MO 63103-2523 8.09% owned of record

Pershing LLC 1 Pershing Plz Jersey City, NJ 07399-2052 5.26% owned of record

TCW Relative Value Mid Cap Fund

Class I

JP Morgan Securities LLC For the Exclusive Benefit of Customers 4 Chase Metrotech Center 3rd Floor Mutual Fund Department Brooklyn, NY11245-0003 35.33% owned of record

Morgan Stanley Smith Barney LLC For the Exclusive Benefit of its Customers 1 New York Plz FL 12 New York, NY 10004-1901 16.73% owned of record

National Financial Services LLC For the Exclusive Benefit of Our Customers Attn. Mutual Funds Department 4th FL 499 Washington Blvd. Jersey City, NJ 07310-1995 8.47% owned of record

Charles Schwab & Co. Inc. Reinvest Account Attn. Mutual Funds Dept. 211 Main Street San Francisco, CA 94105-1905 6.06% owned of record

TCW Relative Value Mid Cap Fund

Class N

National Financial Services LLC For the Exclusive Benefit of Our Customers Attn. Mutual Funds Department 4th FL 499 Washington Blvd. Jersey City, NJ 07310-1995 21.31% owned of record

84

Charles Schwab & Co. Inc. Reinvest Account Attn. Mutual Funds Dept. 211 Main Street San Francisco, CA 94105-1905 18.46% owned of record

Morgan Stanley Smith Barney LLC For the Exclusive Benefit of its Customers 1 New York Plz., FL 12 New York, NY 10004-1901 9.91% owned of record

TD Ameritrade Inc. For the Exclusive Benefit of our Clients P.O. Box 2226 Omaha, NE 68103-2226 7.33% owned of record

Wells Fargo Clearing Services LLC Special Custody Acct for the Exclusive Benefit of Customers 2801 Market Street Saint Louis, MO 63103-2523 5.89% owned of record

TCW Select Equities Fund

Class I

Merrill Lynch Pierce Fenner & Smith Inc. For the Sole Benefit of its Customers Attn. Fund Administration (9E539) 4800 Deer Lake Drive East – 2nd Fl. Jacksonville, FL 32246-6484 29.13% owned of record

Charles Schwab & Co. Inc. Reinvest Account Attn. Mutual Funds Dept. 211 Main Street San Francisco, CA 94105-1905 16.65% owned of record

National Financial Services LLC For the Exclusive Benefit Of Our Customers Attn. Mutual Funds Department 4th FL 499 Washington Blvd. Jersey City, NJ 07310-1995 10.72% owned of record

Wells Fargo Clearing Services LLC Special Custody Acct for the Exclusive Benefit of Customers 2801 Market Street Saint Louis, MO 63103-2523 5.77% owned of record

85

Morgan Stanley Smith Barney LLC For the Exclusive Benefit of its Customers 1 New York Plz., FL 12 New York, NY 10004-1932 5.30% owned of record

TCW Select Equities Fund

Class N

National Financial Services LLC For the Exclusive Benefit of Our Customers Attn. Mutual Funds Department 4th FL 499 Washington Blvd. Jersey City, NJ 07310-1995 58.56% owned of record

Charles Schwab & Co. Inc. Reinvest Account Attn. Mutual Funds Dept. 211 Main Street San Francisco, CA 94105-1905 20.09% owned of record

TCW Short Term Bond Fund

Class I

Charles Schwab & Co. Inc. Reinvest Account Attn. Mutual Funds Dept. 211 Main Street San Francisco, CA 94105-1905 45.11% owned of record

National Financial Services LLC For the Exclusive Benefit of Our Customers Attn. Mutual Funds Department 4th FL 499 Washington Blvd. Jersey City, NJ 07310-1995 26.19% owned of record

TD Ameritrade Inc. For the Exclusive Benefit of our Clients P.O. Box 2226 Omaha, NE 68103-2226 5.85% owned of record

TCW Total Return Bond Fund

Class I

Merrill Lynch Pierce Fenner & Smith Inc. For the Sole Benefit of its Customers Attn. Fund Administration (9E539) 4800 Deer Lake Drive East – 2nd Fl. Jacksonville, FL 32246-6484 29.31% owned of record

86

Charles Schwab & Co. Inc. Reinvest Account Attn. Mutual Funds Dept. 211 Main Street San Francisco, CA 94105-1905 13.16% owned of record

National Financial Services LLC For the Exclusive Benefit of Our Customers Attn. Mutual Funds Department 4th FL 499 Washington Blvd. Jersey City, NJ 07310-1995 12.18% owned of record

Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-2052 7.59% owned of record

Morgan Stanley Smith Barney LLC For the Exclusive Benefit of its Customers 1 New York Plz., FL 12 New York, NY 10004-1932 5.95% owned of record

TCW Total Return Bond Fund

Class N

National Financial Services LLC For the Exclusive Benefit of Our Customers Attn. Mutual Funds Department 4th FL 499 Washington Blvd. Jersey City, NJ 07310-1995 54.61% owned of record

Charles Schwab & Co. Inc. Reinvest Account Attn. Mutual Funds Dept. 211 Main Street San Francisco, CA 94105-1905 18.73% owned of record

Merrill Lynch Pierce Fenner & Smith Inc. For the Sole Benefit of its Customers Attn. Fund Administration (9E539) 4800 Deer Lake Drive East – 2nd Fl. Jacksonville, FL 32246-6484 5.76% owned of record

TCW Total Return Bond Fund

Class P

Merrill Lynch Pierce Fenner & Smith Inc. For the Sole Benefit of its Customers Attn. Fund Administration (9E539) 4800 Deer Lake Drive East – 2nd Fl. Jacksonville, FL 32246-6484 44.20% owned of record

87

JP Morgan Securities LLC For the Exclusive Benefit of Customers 4 Chase Metrotech Center 3rd Floor Mutual Fund Department Brooklyn, NY11245-0003 28.33% owned of record

National Financial Services LLC For the Exclusive Benefit of Our Customers Attn. Mutual Funds Department 4th FL 499 Washington Blvd. Jersey City, NJ 07310-1995 19.43% owned of record

Gerlach & Collc/Citibank Open WE1 3800 Citigroup Center BLDG B3-14 Tampa, FL 33610 6.59% owned of record

CODE OF ETHICS

The Corporation, the Advisor and the Distributor are subject to a joint Code of Ethics under Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Investment Advisers Act of 1940, as amended, with respect to certain investment transactions by persons subject to the Code of Ethics to avoid any actual or potential conflict of interest or abuse of any fiduciary position. The Code of Ethics permits personnel subject to the Code of Ethics to invest in securities, including securities that may be held by the Funds.

DISCLOSURE OF PORTFOLIO INFORMATION

General. The Funds have established a policy governing the disclosure of each Fund’s portfolio holdings that is designed to protect the confidentiality of that Fund’s non-public portfolio holdings and to prevent inappropriate selective disclosure of those holdings. The Funds’ Board of Directors has approved this policy and will be asked to approve any material amendments to this policy. Exceptions to the Corporation’s portfolio holdings disclosure policies may be granted only by an executive officer of the Corporation or the Chief Executive Officer of the Advisor upon a determination that the release of information would be in the best interests of the Fund’s shareholders and appropriate for legitimate business purposes, and must be reported quarterly to the Board of Directors. There is no guarantee that the Corporation’s policies on the use and dissemination of portfolio holdings information will protect the Funds from the potential misuse of holdings by individuals or firms in possession of that information. The Board of Directors will monitor disclosure of portfolio holdings by approval in advance of material changes to that policy, and by occasional review of reports or discussions with the Corporation’s officers about disclosures of the Funds’ portfolio holdings.

Investors in separate accounts and unregistered products managed by the Advisor or its affiliates have access to their portfolio holdings, and prospective investors of separate accounts and unregistered products have access to representative portfolio holdings. Disclosures of portfolio holdings to those investors and prospective investors are not subject to the Funds’ disclosure of portfolio holdings policies discussed above and below. Some of these separate accounts and unregistered products have substantially similar or identical investment objectives and strategies as certain Funds and, therefore, may have similar, or in certain cases nearly identical, portfolio holdings as those Funds.

Neither the Advisor nor the Funds will receive any compensation or other consideration in connection with disclosure of a Fund’s portfolio holdings.

Public Disclosure of Portfolio Holdings. The Funds currently disclose their portfolio holdings as of the end of the second and fourth quarters in their semi-annual and annual reports to shareholders, and their portfolio holdings as of the end of the first and third quarters in their Form N-PORT reports, which are available at www.sec.gov and www.TCW.com. The Funds or the Advisor may distribute non-specific information about the Funds and/or summary information about the Funds at any time. Such information will not identify any specific portfolio holding, but may reflect, among other things, the quality or character of a Fund’s holdings.

In addition, it is the policy of the Corporation to provide certain unaudited information regarding the portfolio composition of the Funds as of month-end to shareholders and others upon request to the Funds, beginning on the 15th calendar day after the end of the month (or, if not a business day, the next business day thereafter). These complete holdings lists are not contained on the Corporation’s website. Top ten holdings lists and other portfolio characteristics at month-end for certain Funds may be found on the Corporations’s website at www.TCW.com.

Shareholders and others who wish to obtain portfolio holdings for a particular month may make a request by contacting the Funds between the hours of 7:00 a.m. and 5:00 p.m., Pacific time, Monday through Friday, toll free at (877) 829-4768 beginning on the 15th day following the end of that month (or, if not a business day, the next business day thereafter). Requests for portfolio holdings may be made on a monthly basis pursuant to this procedure or pursuant to standing requests.

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Persons making requests will be asked to provide their name and a mailing address, e-mail address or fax number. The Funds reserve the right to refuse to fulfill a request if they believe that providing portfolio holdings would be contrary to the best interests of the Funds. Those decisions are made by personnel of the Advisor or the Corporation with the title of Senior Vice President, Managing Director or higher (an “Authorized Person”).

Disclosure of Non-Public Portfolio Holdings. A Fund may, in certain cases, disclose to third parties its portfolio holdings that have not been made publicly available. Disclosure of non-public portfolio holdings to third parties may be made only if an Authorized Person determines that such disclosure is in the best interests of the Fund’s shareholders. In addition, the third party receiving that information, or any representatives of a third party receiving that information, will be required to agree in writing to keep that information confidential and use it for an agreed upon legitimate business purpose. The Advisor’s legal department reviews any confidentiality agreement entered into with a third party receiving non-public portfolio holdings. The restrictions and obligations described in this paragraph do not apply to non-public portfolio holdings provided to entities that provide on-going services to the Funds in connection with their day-to-day operations and management, including the Funds’ Advisor and its affiliates, and the Funds’ custodian, administrator, pricing services, broker-dealers, accounting services provider, independent registered public accounting firm, financial printer, and proxy voting service provider.

To the extent that an Authorized Person determines that there is a potential conflict of interest with respect to the disclosure of information that is not publicly available between the interests of a Fund’s shareholders, on the one hand, and the Advisor, or an affiliated person of the Advisor or the Fund, on the other, the Authorized Person must inform the Corporation’s Chief Compliance Officer of that potential conflict of interest, and the Corporation’s Chief Compliance Officer shall determine whether, in light of the potential conflict, disclosure is reasonable under the circumstances.

Current or quarterly portfolio holdings may be disclosed to governmental authorities pursuant to applicable laws or regulations, or a judicial, regulatory or other similar request. Information regarding the characteristics of the Funds’ portfolio, such as its current credit quality or duration, may be provided upon request, subject to the discretion of the Corporation’s officers.

Ongoing Arrangements To Make Portfolio Holdings Available. With authorization from the Corporation’s Chief Compliance Officer or an Authorized Person, fund representatives disclose Fund portfolio holdings to the following recipients on an ongoing basis: the Advisor; fund rating agencies (including Lipper and Morningstar); consultants and analysts (including Bloomberg, FactSet Research Systems, FundConnect, EPFR, and D.E. Shaw); State Street Bank and Trust Company (the Funds’ custodian); Chase Bank (the Funds’ limited custodian under the terms of certain repurchase and futures agreements); U.S. Bank Global Fund Services (the Funds’ transfer agent); Deloitte & Touche LLP (the Funds’ independent registered public accounting firm); Donnelley Financial Solutions (financial printer); legal counsel for the Advisor, the Corporation and the Board; and Glass Lewis & Co., LLC (the proxy voting service provider and the service provider that has been retained to process votes and corporation actions on behalf of the Funds). Each recipient, except the Funds’ independent registered public accounting firm and the Funds’ financial printer, receives the portfolio holdings information on a daily basis. Each of the Funds’ independent registered public accounting firm, legal counsel and the Funds’ financial printer receives the information when requested in connection with its services to the Funds.

PROXY VOTING GUIDELINES

The Board of Directors has delegated the Corporation’s proxy voting authority to the Advisor except for with respect to the TCW Conservative Allocation Fund. The TCW Conservative Allocation Fund, in its capacity as a shareholder of the Underlying Funds, may be requested to vote on matters pertaining to the Underlying Funds. If an Underlying Fund calls a shareholder meeting and solicits proxies, the TCW Conservative Allocation Fund will vote its shares in the Underlying Fund in the same proportion as the vote of all other shareholders in the Underlying Fund, unless the Board authorizes the Advisor, on behalf of the TCW Conservative Allocation Fund, to vote in some other manner.

Information regarding how the Funds voted proxies related to portfolio securities during the most recent twelve-month period ended June 30 is available:

1.	without charge, upon request, by calling 800-FUND-TCW (800-386-3829);

2.	free of charge, on the Corporation’s website at www.TCW.com; or

3.	on the SEC’s website at http://www.sec.gov.

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When the Corporation receives a request for its proxy voting record, it will send the information disclosed in the Corporation’s most recently filed report on Form N-PX via first-class mail (or other means designed to ensure equally prompt delivery) within three business days of receipt of the request. The Corporation also posts Form N-PX on its website as soon as is reasonably practicable after it is filed with the SEC.

The following is a summary of the proxy voting guidelines of the Advisor.

TCW INVESTMENT MANAGEMENT COMPANY LLC

SUMMARY OF PROXY VOTING GUIDELINES

Introduction

Certain affiliates of The TCW Group, Inc. (these affiliates are collectively referred to as “TCW”) act as investment advisors for a variety of clients, including mutual funds. If TCW has responsibility for voting proxies in connection with these investment advisory duties, or has the responsibility to specify to an agent of the client how to vote the proxies, TCW exercises such voting responsibilities for its clients through the corporate proxy voting process. TCW believes that the right to vote proxies is a significant asset of its clients’ holdings. In order to carry out its fiduciary responsibilities in the voting of proxies for its clients, TCW has established a proxy voting committee (the “Proxy Committee”) and adopted these proxy voting guidelines and procedures (the “Guidelines”).

Where TCW has retained the services of a Sub-adviser to provide day-to-day portfolio management for the portfolio, the Adviser may delegate proxy voting authority to the Sub-Adviser; provided that the Sub-Adviser either (1) follows the Adviser’s Proxy Voting Policy and Procedures; or (2) has demonstrated that its proxy voting policies and procedures (“Sub-Adviser’s Proxy Voting Policies and Procedures”) are in the best interests of the Adviser’s clients and appear to comply with governing regulations. TCW also shall be provided the opportunity to review a Sub-Adviser’s Proxy Voting Policy and Procedures as deemed necessary or appropriate by TCW. Consistent with its fiduciary obligations, the Adviser will be responsible for periodically verifying the Sub-Adviser’s implementation of its proxy voting policy with respect to the TCW-managed portfolio.

The Proxy Committee generally meets quarterly (or at such other frequency as determined by the Proxy Committee), and its duties include establishing proxy voting guidelines and procedures, overseeing the internal proxy voting process, and reviewing proxy voting issues. The members of the Proxy Committee include TCW personnel from the investment, compliance, legal and marketing departments. TCW also uses outside proxy voting services (each an “Outside Service”) to help manage the proxy voting process. An Outside Service facilitates TCW’s voting according to the Guidelines (or, if applicable, according to guidelines submitted by TCW’s clients) and helps maintain TCW’s proxy voting records. In the event of a conflict between contractual requirements and the Guidelines, TCW will vote in accordance with its contractual obligations. All proxy voting and record keeping by TCW is, of course, dependent on the timely provision of proxy ballots by custodians, clients and other third parties. Under specified circumstances described below involving potential conflicts of interest, an Outside Service may also be requested to help decide certain proxy votes. In those instances, the Proxy Committee shall review and evaluate the voting recommendations of such Outside Service to ensure that recommendations are consistent with TCW’s clients’ best interests. In the event that TCW inadvertently receives any proxy materials on behalf of a client that has retained proxy voting responsibility, and where it is reasonably feasible for TCW to determine the identity of the client, TCW will promptly forward such materials to the client.

TCW shall disclose the present policy as well as the results of its implementation (including, among others, the way TCW has voted) on its website in accordance with applicable law. In general, TCW shall comply with voting transparency requirements applicable to asset managers provided by the applicable law.

Philosophy

When voting proxies, TCW’s utmost concern is that all decisions be made in the best interests of the client and in accordance with their objectives. Generally, proposals will be voted in accordance with the Guidelines and any applicable guidelines provided by TCW’s clients. TCW’s underlying philosophy, however, is that its portfolio managers, who are primarily responsible for evaluating the individual holdings of TCW’s clients, are best able to determine how to further client interests and goals. The portfolio managers may, in their discretion, take into account the recommendations of TCW management, the Proxy Committee, and an Outside Service.

TCW’s portfolio management teams incorporate environmental, social and governance (ESG) factors into their evaluations as appropriate to their respective strategies, conducive to meeting their clients’ investment objectives, and generally in the best interest of their clients. This approach is consistent with TCW’s underlying view that companies or countries with stronger ESG practices are more likely to be beneficiaries of investment capital, while poor stewards are more likely to trade with higher risk premiums. Accordingly, the consideration of ESG factors in our proxy voting process is a matter not only of good investment practice but also better aligns our organization’s interests with those of our clients. As a diversified asset manager, TCW does not require a one-size fits all approach to ESG evaluation and each portfolio management team incorporates their own approach to ESG integration within their proxy voting process. Further information concerning each portfolio management team’s approach to ESG may be found in TCW’s ESG Policy.

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Examples of the Funds’ positions on voting matters under the Guidelines. Consistent with the approaches described above, the following are examples of the Funds’ voting positions on specific matters:

•	Vote in favor of proposals regarding enhanced disclosure on climate-related issues;

•	Vote in favor of proposals regarding advisory vote on executive compensation;

•	Vote in favor of proposals seeking greater disclosure on board diversity;

•	Vote against proposals regarding supermajority voting requirement; and

•	Vote against proposals advocating multi-class share structures.

Proxy Voting Overrides

Individual portfolio managers, in the exercise of their best judgment and discretion, may from time to time override the Guidelines and vote proxies in a manner that they believe will enhance the economic value of clients’ assets, keeping in mind the best interests of the beneficial owners. A portfolio manager choosing to abstain on a vote or override the Guidelines must deliver a written rationale for each such decision to TCW’s Proxy Specialist (the “Proxy Specialist”), who will maintain such documentation in TCW’s proxy voting records and deliver a quarterly report to the Proxy Committee of all votes cast other than in accordance with the Guidelines. If the Proxy Specialist believes there is a question regarding a portfolio manager’s vote, he/she will liaise with the portfolio manager as necessary to clarify the rationale. If the Proxy Specialist is unable to resolve the question to their satisfaction after liaising with the relevant portfolio manager, TCW’s Director of Research (the “Director of Research”) will review the portfolio manager’s vote and make a determination. If the Director of Research believes it appropriate, he/she may elect to convene the Proxy Committee for its independent consideration as to how the vote should be cast.

Conflicts of Interest

In the event a potential conflict of interest arises in the context of voting proxies for TCW’s clients, the primary means by which TCW will avoid a conflict is by casting such votes solely according to the Guidelines and any applicable guidelines provided by TCW’s clients, as outlined below. If a potential conflict of interest arises and there is no predetermined vote, or the Guidelines (or any applicable TCW client guidelines) themselves refer such vote to the portfolio manager for decision, or the portfolio manager would like to override a predetermined vote, then TCW will undertake the following analysis:

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Where the issuer soliciting proxy votes is itself a client of TCW’s (or because an affiliate of such issuer, such as a pension or profit sharing plan sponsored by such issuer, is a client of TCW’s), then the Proxy Specialist will determine whether such relationship may be deemed not to be material to TCW based on the level of assets under management and other relevant facts and circumstances and will submit his/her analysis to the Proxy Committee for its approval. Where the relationship is deemed material, TCW will refrain completely from exercising its discretion with respect to voting the proxy with respect to such vote and will, instead, refer that vote to an Outside Service for its independent consideration as to how the vote should be cast.

•

Where an employee of TCW sits on the board of a public company, the Proxy Specialist will determine whether such board member is the portfolio manager for the account holding the security, or whether the board member has spoken with the portfolio managers for the account holding the security. If either the particular board member is the portfolio manager or there has been communication concerning such proxy vote between the portfolio manager and the particular board member, then the Proxy Specialist will provide the Proxy Committee with the facts and vote rationale so that it can determine and vote the securities.

•

When the issuer is a key vendor or broker of TCW, the Proxy Specialist will determine if the portfolio manager for the account(s) holding the security has spoken with the key vendor or broker about the upcoming proxy vote. If there has been communication concerning the proxy vote between the portfolio manager and the key vendor or broker, the relationship will be deemed material. The Proxy Specialist will provide the Proxy Committee with the relevant facts and the Proxy Committee will vote the proxy.

•

Where the issuer is a known affiliate of TCW, TCW will refrain completely from exercising its discretion with respect to voting the proxy with respect to such a vote and will, instead, refer that vote to an Outside Service for its independent consideration as to how the vote should be cast.

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•

Where any other portfolio manager conflict is identified with respect to a given proxy vote, the Proxy Committee will remove such vote from the conflicted portfolio manager and will itself consider and cast the vote.

Proxy Voting Information and Recordkeeping

Upon request to the Proxy Specialist, TCW provides proxy voting records to its clients. These records state how votes were cast on behalf of client accounts, whether a particular matter was proposed by the company or a shareholder, and whether or not TCW voted in line with management recommendations.

TCW or an Outside Service will keep records of the following items: (i) these Proxy Voting Guidelines and any other proxy voting procedures; (ii) proxy statements received regarding client securities (unless such statements are available on the SEC’s Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system); (iii) records of votes cast on behalf of clients (if maintained by an Outside Service, that Outside Service will provide copies of those records promptly upon request); (iv) records of written requests for proxy voting information and TCW’s response (whether a client’s request was oral or in writing); and (v) any documents prepared by TCW that were material to making a decision how to vote, or that memorialized the basis for the decision, including proxy overrides delivered to the Proxy Specialist and decisions of the Proxy Committee. Additionally, TCW or an Outside Service will maintain any documentation related to an identified material conflict of interest.

TCW or an Outside Service will maintain these records in an easily accessible place for at least five years from the end of the fiscal year during which the last entry was made on such record. For the most recent two years, TCW or an Outside Service will store such records at its principal office.

International Proxy Voting

While TCW utilizes these Proxy Voting Guidelines for both international and domestic portfolios and clients, there are some significant differences between voting U.S. company proxies and voting non-U.S. company proxies. For U.S. companies, it is relatively easy to vote proxies, as the proxies are automatically received and may be voted by mail or electronically.

For proxies of non-U.S. companies, although it is typically both difficult and costly to vote proxies, TCW will make every reasonable effort to vote such proxies.

Additional Information

A description of TCW’s policies and procedures relating to proxy voting and class actions can also be found in the firm’s Part 2A of Form ADV. A copy of TCW’s Form ADV is available to clients upon request to the Proxy Specialist.

DETERMINATION OF NET ASSET VALUE

As stated in the Prospectus, the net asset value per share (the “NAV”) of each Fund’s shares will fluctuate and is determined as of 4:00 p.m. Eastern Time, the normal close of regular trading on the New York Stock Exchange (the “NYSE”), on each day the NYSE is open for trading. If, for example, the NYSE closes at 1:00 p.m. New York time, each Fund’s NAV would still be determined as of 4:00 p.m. New York time. In this example, portfolio securities traded on the NYSE would be valued at their closing prices unless the Trust’s Valuation Committee determined that a “fair value” adjustment is appropriate due to subsequent events. The NYSE annually announces the days on which it will not be open for trading; the most recent announcement indicates that it will not be open on the following days: New Year’s Day, Martin Luther King Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The NYSE may, however, close on days not included in that announcement. No Fund is required to compute its net asset value on any day on which no order to purchase or redeem its shares is received. The daily net asset value may not reflect the closing market price for all futures contracts held by the Funds because the markets for certain futures contracts close shortly after the time net asset value is calculated. Additionally, the daily net asset value may not reflect after hours trading that occurs.

Fixed-income securities, including short term securities, for which market quotations are readily available, are valued at prices as provided by independent pricing vendors or quotations from broker-dealers. The Funds receive pricing information from independent pricing vendors approved by the Board of Directors. The Funds may also use what they refer to as a “benchmark pricing system” to the extent vendors’ prices for securities are either inaccurate (such as when the reported prices are different from recent known market transactions) or are not available from another pricing source. For a security priced using this system, the Advisor initially selects a proxy comprised of a relevant security (i.e., U.S. Treasury Note) or benchmark (e.g., LIBOR or SOFR) and a multiplier, divisor or margin that the Advisor believes would together best reflect changes in the market value of the security. The Advisor adjusts the value of the security daily based on changes to the market price of the assigned benchmark. Once each month, the Advisor attempts to obtain from one or more dealers the prices for those benchmarked securities in order for the Advisor to review the effectiveness of the benchmark prices and to determine if any adjustment to the model is necessary. It is possible that the Advisor will be unable to obtain

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those broker quotes. Although the Advisor believes that benchmark pricing is the most reliable method for pricing securities not priced by pricing services, there is no assurance that the benchmark price reflects the actual price for which a Fund could sell a security. The accuracy of benchmark pricing depends on the judgment of one or more market makers regarding a security’s market price, as well as the choice of the appropriate benchmark, subject to review by the Advisor.

Fixed income securities can be complicated financial instruments. There are many methodologies (including computer based analytical modeling and “individual security evaluations”) available to generate approximations of their market value, and there is significant professional disagreement about which is best. No evaluation method may consistently generate approximations that correspond to actual “traded” prices of the instruments. Evaluations may not reflect the transaction price at which an investment can be purchased or sold in the market.

Equity securities, including depository receipts, are valued at the last reported sale price as reported by the stock exchange or pricing service. Securities traded on the NASDAQ Stock Market (“NASDAQ”) are valued using the official closing prices as reported by NASDAQ. In cases where equity securities are traded on more than one exchange, the securities are valued using the prices from the respective primary exchange of each security. Options on equity securities are valued at the average of the latest bid and ask prices as reported by the stock exchange or pricing service. S&P 500 futures contracts generally are valued at the first sale price after 4:00 p.m. ET on the Chicago Mercantile Exchange. All other futures contracts are valued at the official settlement price of the exchange on which the applicable contract is traded. Changes to market closure times may alter when futures contracts are valued.

Trading in securities listed on foreign securities exchanges is normally completed before the close of regular trading on the NYSE. In addition, foreign securities trading may not take place on all NYSE business days and may occur on days on which the NYSE is not open. The Advisor values the foreign equity securities (exclusive of certain Latin American and Canadian equity securities) using a fair valuation methodology which is designed to address the effect of movements in the U.S. market on the securities traded on foreign exchanges that had been closed for a period of time due to time zone difference. The utilization of the fair value model may result in the adjustment of prices taking into account fluctuations in the U.S. market. The fair value model is utilized each trading day and is not dependent on certain thresholds or triggers.

Foreign currency exchange rates are generally determined prior to the close of trading on the NYSE. Foreign currency exchange transactions conducted on a spot basis are valued at the spot rate prevailing in the foreign exchange market.

Securities and other assets that cannot be valued as described above will be valued at their fair value as determined by the Advisor under guidelines established by and under the general supervision and responsibility of the Board of Directors. These guidelines generally take into account appropriate factors such as institutional-sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The benchmark pricing system described above also is regarded as a type of fair value pricing. The Valuation Committee formed by the Board of Directors assists the Board in monitoring the application of the Funds’ valuation procedures to these valuation activities, which includes resolving valuation issues that may arise from time to time, and ratifying or approving the valuation of assets that are valued using a method that was not previously approved by the Board. Information that becomes known to the Funds or their agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. Valuing a security at a fair value involves relying on a good faith value judgment made by individuals rather than on price quotations obtained in the marketplace. Although intended to reflect the actual value at which securities could be sold in the market, the fair value of one or more securities could be different from the actual value at which those securities could be sold in the market. Therefore, if a shareholder purchases or redeems shares in a Fund and the Fund holds securities priced at fair value, valuing a security at a fair value may have the unintended effect of increasing or decreasing the number of shares received in a purchase or the value of the proceeds received upon a redemption.

HOW TO BUY AND REDEEM SHARES

Shares of a Fund may be purchased and redeemed in the manner described in the Prospectus and in this SAI.

Use of Sub-Transfer Agency Accounting or Administrative Services

Certain financial intermediaries have contracted with the Distributor to perform certain sub-transfer agent accounting or administrative services for certain clients or retirement plan investors who have invested in the Funds. In consideration of the provision of these sub-transfer agency accounting or administrative services, the financial intermediaries will receive sub-transfer agency accounting or administrative fees, a portion of which may be paid by the Funds.

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Purchases Through Broker-Dealers and Financial Organizations

Shares of the Funds may be purchased and redeemed through certain broker-dealers and financial organizations and their authorized intermediaries. If purchases and redemptions of a Fund’s shares are arranged and settlement is made at an investor’s election through a registered broker-dealer, other than the Distributor, the broker-dealer may, in its discretion, charge a fee for that service.

Computation of Public Offering Prices

The Funds offer their shares to the public on a continuous basis. The public offering price per share of each Fund is equal to its net asset value per share next computed after receipt of a purchase order. See “Determination of Net Asset Value” above.

Purchase in Kind

A Fund may, at the sole discretion of the Advisor, accept securities in exchange for shares of the Fund. Securities which may be accepted in exchange for shares of a Fund must: (1) meet the investment objectives and policies of the Fund; (2) have been acquired for investment and not for resale; (3) be liquid securities not restricted as to transfer either by law or liquidity of market (determined by reference to liquidity policies established by the Board of Directors); and (4) have a value which is readily ascertainable as evidenced by, for example, a listing on a recognized stock exchange. In-kind purchases are not accepted for the Fidelity Prime Money Market Portfolio, which is an unaffiliated separately managed money market mutual fund.

Redemption in Kind

The Corporation has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which each Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one shareholder. Accordingly, if the Board of Directors determines that it would be detrimental to the best interests of the remaining shareholders of a Fund to make a redemption payment wholly in cash, the Fund may pay, in accordance with SEC rules, a portion of the redemption in excess of the lesser of $250,000 or 1% of the Fund’s net assets by distribution in kind of portfolio securities in lieu of cash. Shareholders receiving distributions in kind may incur brokerage commissions or other costs when subsequently disposing of shares of those securities.

Unclaimed Property/Lost Shareholder

It is important that each Fund maintains a correct address for each shareholder. An incorrect address may cause a shareholder’s account statements and other mailings to be returned to the Fund. Based upon statutory requirements for returned mail addressed to a shareholder, the Fund will attempt to locate the shareholder or rightful owner of the account. If the Fund is unable to locate the shareholder, then it will determine whether the shareholder’s account can legally be considered abandoned. The account may be transferred to the shareholder’s state of residence if no activity occurs within their account during the “inactivity period” specified in that state’s abandoned property laws. The Funds are legally obligated to escheat (or transfer) abandoned property to the appropriate state’s unclaimed property administrator in accordance with statutory requirements. The shareholder’s last known address of record determines which state has jurisdiction.

Shareholders residing in Texas may designate a representative to receive notifications that, due to inactivity, your account assets may be delivered to the Texas Comptroller. Please contact the Transfer Agent if you wish to complete a Texas Designation of Representative form.

HOW TO EXCHANGE SHARES

A shareholder may exchange all or part of its shares of a class of one Fund for shares of the same class of another Fund (provided the shares to be acquired in the exchange are qualified for sale in the shareholder’s state of residence). An exchange of shares between Funds is treated for federal income tax purposes as a redemption (sale) of shares given in exchange by the shareholder, and an exchanging shareholder may, therefore, realize a taxable gain or loss in connection with the exchange. Conversion between two classes of a Fund is intended for shares held through a financial intermediary offering a fee-based or wrap-fee program that has an agreement with the Advisor or the Distributor specific for this purpose. Such a conversion in these particular circumstances does not cause a shareholder to realize any taxable gain or loss. Please contact your tax advisor for additional information. See “Distributions and Taxes” below.

A shareholder may also exchange the shares of any Fund for shares of the Fidelity Prime Money Market Portfolio, which is an unaffiliated, separately managed, money market mutual fund, or exchange shares of Fidelity Prime Money Market Portfolio for shares of any Fund. A shareholder should read the Fidelity Prime Money Market Portfolio prospectus prior to investing in that money market mutual fund. Shareholders can obtain a prospectus for the Fidelity Prime Money Market Portfolio by calling (800) 386-3829 or by visiting www.TCW.com.

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The exchange privilege enables a shareholder to acquire shares in a Fund with different investment objectives or policies when the shareholder believes that a shift between Funds is an appropriate investment decision. Upon receipt of proper instructions and all necessary supporting documents, shares submitted for exchange are redeemed at the then-current net asset value and the proceeds are immediately invested, at a price as described above, in shares of the Fund being acquired. A Fund reserves the right to reject any exchange request, and the exchange privilege may be terminated or revised by the Funds.

DISTRIBUTIONS AND TAXES

Each of the Funds intends to qualify as a “regulated investment company” under Subchapter M of the Code. A Fund that is a regulated investment company and distributes to its shareholders at least 90% of its investment company taxable income (including, for this purpose, its net realized short-term capital gains) and 90% of its tax-exempt interest income (reduced by certain expenses) earned each year, will not be liable for U.S. federal income taxes on the portion of its investment company taxable income and its net realized long-term capital gains that are distributed to its shareholders. However, a Fund will be taxed on that portion of taxable net investment income and long-term and short-term capital gains that it retains. Furthermore, a Fund will be subject to U.S. corporate income tax (and possibly state or local income or franchise tax) with respect to such distributed amounts in any year that it fails to qualify as a regulated investment company or fails to meet the 90% distribution requirement (unless certain cure provisions apply). There is no assurance that a Fund’s distributions will be sufficient to eliminate all taxes in all periods.

Under the Code, to qualify as a regulated investment company, in addition to the 90% distribution requirement described above, a Fund must: (a) derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, net income from certain publicly traded partnerships, and gains from the sale or other disposition of stock or securities or foreign currencies or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and (b) diversify its holdings so that at the end of each quarter of each taxable year, (i) at least 50% of the Fund’s total assets consists of cash or cash items, U.S. government securities, securities of other regulated investment companies and other securities, with investments in such other securities limited in respect of any one issuer to an amount not greater than 5% of the value of the Fund’s total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the Fund’s total assets is invested in the securities (other than U.S. government securities or securities of other regulated investment companies) of any one issuer or two or more issuers that are controlled by the Fund and that are engaged in the same, similar or related trades or businesses, or the securities of one or more “qualified publicly-traded partnerships.”

If a Fund invests in foreign currency or forward foreign exchange contracts, gains from such foreign currency and forward foreign exchange contracts relating to investments in stocks, securities or foreign currencies are considered to be qualifying income for purposes of the 90% gross income test described in clause (a) above, although regulations may require that such gains are directly related to the Fund’s principal business of investing in stock or securities. It is currently unclear, however, who will be treated as the issuer of certain foreign currency instruments or how foreign currency contracts will be valued for purposes of the asset diversification requirements applicable to the Fund described in clause (c) above. Until such time as these uncertainties are resolved, each Fund will utilize the more conservative, or limited, definition or approach with respect to determining permissible investments in its portfolio.

Investments in foreign currencies, forward contracts, options, futures contracts and options thereon may subject a Fund to special provisions of the Code that may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), may accelerate recognition of income to a Fund, and/or may defer Fund losses. These rules also (a) could require a Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they had been closed out in a fully taxable transaction) and (b) may cause the Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. Under the Code, certain hedging activities may cause a dividend that would otherwise be subject to the lower tax rate applicable to a “qualifying dividend” to instead be taxed at the tax rate applicable to ordinary income.

Under the Code, gains or losses attributable to fluctuations in foreign currency exchange rates which occur between the time a Fund accrues interest income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of some investments, including debt securities and certain forward contracts denominated in a foreign currency, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains and losses, referred to under the Code as “section 988” gains and losses, may increase or decrease the amount of the Fund’s investment company taxable income to be distributed to its shareholders as ordinary income. For example, fluctuations in exchange rates may increase the amount of income that a Fund must distribute in order to qualify for treatment as a regulated investment company and to prevent application of an excise tax on

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undistributed income. Alternatively, fluctuations in exchange rates may decrease or eliminate income available for distribution. If section 988 losses exceed other investment company taxable income during a taxable year, a Fund would not be able to make ordinary dividend distributions, or distributions made before the losses were realized would be recharacterized as a return of capital to shareholders for U.S. federal income tax purposes, rather than as an ordinary dividend, reducing each shareholder’s basis in its shares of the Fund.

Certain Funds may invest in REITs. REITs are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs primarily invest directly in real property and derive income from the collection of rents. Equity REITs may also sell properties that have appreciated in value and thereby realize capital gains. Mortgage REITs invest primarily in real estate mortgages and derive income from interest payments. Like regulated investment companies, REITs are not taxed on income distributed to shareholders if the REITs comply with Code requirements.

REITs pay distributions to their shareholders based upon available cash flow from operations. In many cases, because of “non-cash” expenses such as property depreciation, an equity REIT’s cash flow will exceed its earnings and profits. Distributions received from a REIT do not qualify for the intercorporate dividends received deductions and are taxable as ordinary income to the extent of the REIT’s earnings and profits. In addition, ordinary income distributions from a REIT generally do not qualify for the lower rate on qualified dividend income. Distributions in excess of a REIT’s earnings and profits are designated as return of capital and are generally not taxable to shareholders. However, return of capital distributions reduce tax basis in the REIT shares. Once a shareholder’s cost basis is reduced to zero, any return of capital is taxable as a capital gain. Each Fund intends to include the gross dividends received from such REITs, if any, in its distributions to shareholders, and accordingly, a portion of that Fund’s distributions may also be designated as a return of capital.

REITs often do not provide complete tax information until after the calendar year-end. Consequently, because of the delay, it may be necessary for a Fund to extend the deadline for issuance of Forms 1099-DIV.

Under a notice issued by the IRS, a portion of a Fund’s income from a REIT that is attributable to the REIT’s residual interest in a real estate mortgage investment conduits (REMICs) or equity interests in a “taxable mortgage pool” (referred to in the Code as an excess inclusion) will be subject to U.S. federal income tax in all events. The excess inclusion income of a regulated investment company, such as a Fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest or, if applicable, taxable mortgage pool directly. In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income to entities (including qualified pension plans, individual retirement accounts, 401(k) plans, Keogh plans or other tax-exempt entities) subject to tax on unrelated business income (UBTI), thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign shareholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a “disqualified organization” (which generally includes certain cooperatives, governmental entities, and tax-exempt organizations not subject to UBTI) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest U.S. federal income tax rate imposed on corporations. The notice imposes certain reporting requirements upon regulated investment companies that have excess inclusion income. There can be no assurance that a Fund will not allocate to shareholders excess inclusion income.

These rules are potentially applicable to a Fund with respect to any income it receives from the equity interests of certain mortgage pooling vehicles, either directly or, as is more likely, through an investment in a REIT.

As a general rule, a Fund’s gain or loss on a sale or exchange of an investment will be a long-term capital gain or loss if the Fund has held the investment for more than one year and will be a short-term capital gain or loss if it has held the investment for one year or less. Furthermore, as a general rule, a shareholder’s gain or loss on a sale or redemption of Fund shares will be a long-term capital gain or loss if the shareholder has held his or her Fund shares for more than one year and will be a short-term capital gain or loss if he or she has held his or her Fund shares for one year or less. For U.S. federal, state and local income tax purposes, an exchange by a shareholder of shares in one Fund for shares in another Fund will be treated as a taxable sale for a purchase price equal to the fair market value of the shares received.

Any loss realized on the disposition by a shareholder of its shares in a Fund will be disallowed to the extent the shares disposed of are replaced with other Fund shares, including replacement through the reinvesting of dividends and capital gains distributions in the Fund, within a period of 61 days, beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of a Fund share held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of capital gain dividends (as defined below) received by the shareholder with respect to such share.

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Each Fund (or its administrative agents) is required to report to the IRS and furnish to shareholders the cost basis information for sale transactions of shares purchased on or after January 1, 2012. Shareholders may elect to have one of several cost basis methods applied to their account when calculating the cost basis of shares sold, including average cost, FIFO (i.e., first in, first out) or some other specific identification method. Unless you instruct otherwise, each Fund will use average cost as its default cost basis method, and will treat sales as first coming from shares purchased prior to January 1, 2012. If average cost is used for the first sale of shares covered by these new rules, the shareholder may only use an alternative cost basis method for shares purchased prospectively. Shareholders should consult with their tax advisors to determine the best cost basis method for their tax situation. Shareholders that hold their shares through a financial intermediary should contact such financial intermediary with respect to reporting of cost basis and available elections for their accounts.

Any realized gains will be distributed as described in the Prospectus. See “Distributions and Taxes” in the Prospectus. Distributions of long-term capital gains (“capital gain dividends”), if any, will be taxable to shareholders as long-term capital gains, regardless of how long a shareholder has held Fund shares, and will be designated as capital gain dividends in a written notice mailed to shareholders after the close of the Fund’s prior taxable year. Current tax law generally provides for a maximum federal tax rate for individual taxpayers of 20% on long-term capital gains and from certain qualifying dividends on corporate stock. These rate reductions do not apply to corporate taxpayers.

Note that distributions of earnings from dividends paid by certain “qualified foreign corporations” can also qualify for the lower tax rates on qualifying dividends. A shareholder will also have to satisfy a more than 60-day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower tax rate. Distributions of earnings from non-qualifying dividend interest income, other types of ordinary income and short-term capital gains will be taxed at the ordinary income tax rate applicable to the taxpayer.

The TCW Conservative Allocation Fund will not be able to offset gains distributed by one Underlying Fund in which it invests against losses in another Underlying Fund in which the TCW Conservative Allocation Fund invests. Redemptions of shares in an Underlying Fund, including those resulting from changes in the allocation among Underlying Funds, could also cause additional distributable gains to shareholders of the TCW Conservative Allocation Fund. A portion of any such gains may be short-term capital gains that would be distributable as ordinary income to shareholders of the TCW Conservative Allocation Fund. Further, a portion of losses on redemptions of shares in the Underlying Funds may be deferred under the wash sale rules. As a result of these factors, the use of the fund of funds structure by the TCW Conservative Allocation Fund could therefore affect the amount, timing and character of distributions to shareholders. The TCW Conservative Allocation Fund will be able to pass through from the Underlying Funds any potential benefit from the foreign tax credit or income from certain federal obligations (that may be exempt from state tax) provided that at least 50% of such Underlying Fund’s total assets are invested in other regulated investment companies at the end of each quarter of the tax year.

An additional 3.8% federal tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemption or other taxable sales or dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of a trust or estate) exceeds certain threshold amounts.

A Fund (and in the case of the TCW Conservative Allocation Fund, the Underlying Funds) may be subject to taxes in foreign countries in which each invests. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of the value of a Fund’s total assets at the close of its taxable year consists of stock or securities of foreign corporations, or if at least 50% of the value of a Fund’s total assets at the close of each quarter of its taxable year is represented by interests in other regulated investment companies, that Fund may elect to “pass through” to its shareholders the amount of foreign taxes paid or deemed paid by that Fund. If that Fund so elects, each of its shareholders would be required to include in gross income, even though not actually received, its pro rata share of the foreign taxes paid or deemed paid by that Fund, but would be treated as having paid its pro rata share of such foreign taxes and would therefore be allowed to either deduct such amount in computing taxable income or use such amount (subject to various limitations) as a foreign tax credit against U.S. federal income tax (but not both).

A Fund may invest in stocks of foreign companies that are classified under the Code as passive foreign investment companies (“PFICs”). In general, a foreign company is classified as a PFIC if at least one half of its assets constitutes investment-type assets or 75% or more of its gross income is investment-type income. Under the PFIC rules, an “excess distribution” received with respect to PFIC stock is treated as having been realized ratably over a period during which the Fund held the PFIC stock. A Fund itself will be subject to tax on the portion, if any, of the excess distribution that is allocated to the Fund’s holding period in prior taxable years (an interest factor will be added to the tax, as if the tax had actually been payable in such prior taxable years) even though the Fund distributes the corresponding income to shareholders. Excess distributions include any gain from the sale of PFIC stock as well as certain distributions from a PFIC. All excess distributions are taxable as ordinary income. Note that distributions from a PFIC are not eligible for the reduced rate of tax on “qualifying dividends.”

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A Fund may be able to elect alternative tax treatment with respect to PFIC stock. Under an election that may be available, the Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether any distributions are received from the PFIC. This is known as the qualifying electing fund, or QEF, election. If this election is made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. In addition, another election may be available that would involve marking to market the Fund’s PFIC stock at the end of each taxable year (and on certain other dates prescribed in the Code) with the result that unrealized gains are treated as though they were realized. If this election were made, tax at the Fund level under the PFIC rules would be eliminated, but the Fund could, in limited circumstances, incur nondeductible interest charges. A Fund’s intention to qualify annually as a regulated investment company may limit the Fund’s elections with respect to PFIC stock. Because it is not always possible to identify a foreign issuer as a PFIC in advance of making the investment, a Fund may incur the PFIC tax in some instances.

Although not required to do so, it is likely that the Funds will choose to make the mark to market election with respect to PFIC stock acquired and held. If this election is made, a Fund may be required to make ordinary dividend distributions to its shareholders based on the Fund’s unrealized gains for which no cash has been generated through disposition or sale of the shares of PFIC stock.

Because the application of the PFIC rules may affect, among other things, the character of gains, the amount of gain or loss and the timing of the recognition of income with respect to PFIC stock, as well as subject the Fund itself to tax on certain income from PFIC stock, the amount that must be distributed to shareholders and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not invest in PFIC stock.

In computing its net taxable (and distributable) income and/or gains, a Fund may choose to take a dividend paid deduction for a portion of the proceeds paid to redeeming shareholders. This method (sometimes referred to as “equalization”) would permit the Fund to avoid distributing to continuing shareholders taxable dividends representing earnings included in the net asset value of shares redeemed. Using this method will not affect a Fund’s total return. Since there are some unresolved technical tax issues relating to use of equalization by a Fund, there can be no assurance that the IRS will agree with the Fund’s methodology and/or calculations which could possibly result in the imposition of tax, interest or penalties on the Fund.

Under the Code, a nondeductible excise tax of 4% is imposed on a Fund to the extent the Fund does not distribute by the end of any calendar year an amount at least equal to the sum of 98% of its ordinary income (taking into account certain deferrals and elections) for that calendar year and at least 98.2% of the amount of its net capital gains (both long-term and short-term) for the one-year period ending on October 31 of such calendar year (or December 31 if the Fund so elects), plus any undistributed amounts of taxable income for prior years. For this purpose, however, any income or gain retained by a Fund that is subject to corporate income tax will be considered to have been distributed by year-end. Each Fund intends to meet these distribution requirements to avoid the excise tax liability.

Dividends generally are taxable to shareholders at the time they are paid. However, dividends declared in October, November and December and made to shareholders of record in such a month are treated as paid and are taxable as of December 31, provided that the dividend is paid during January of the following year. A Fund may make taxable distributions even during periods in which share prices have declined.

If a shareholder recognizes a loss with respect to a Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on IRS Form 8886. Direct shareholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not exempted. The fact that a loss is so reportable does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper.

If a shareholder fails to furnish a correct taxpayer identification number, fails to report fully dividend or interest income, or fails to certify that it has provided a correct taxpayer identification number and that it is not subject to federal “backup withholding,” then the shareholder may be subject to a 24% “backup withholding” tax with respect to: (a) taxable dividends and distributions, and, (b) the proceeds of any redemptions of Fund shares. An individual’s taxpayer identification number is his or her social security number. The 24% “backup withholding” tax is not an additional tax and may be credited against a taxpayer’s regular U.S. federal income tax liability if the taxpayer timely files the appropriate documentation with the IRS.

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Dividends to shareholders who are non-resident aliens or foreign entities (“foreign shareholders”) will generally be subject to a 30% U.S. withholding tax unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Foreign shareholders should consult their own tax advisors. Note that the preferential rate of tax applicable to certain dividends (discussed above) does not apply to dividends paid to foreign shareholders.

Each Fund is required to withhold U.S. tax (currently at a 30% rate) on payments of taxable dividends and potentially certain other distributions made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements under the Foreign Account Tax Compliance Act (known as FATCA), which is designed to inform the U.S. Department of Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to a Fund to enable the Fund to determine whether withholdings are required.

Under the Foreign Investment in Real Property Tax Act of 1980 (“FIRPTA”), a foreign shareholder is subject to withholding tax in respect of a disposition of a U.S. real property interest and any gain from such disposition is subject to U.S. federal income tax as if such person were a U.S. person. Such gain is sometimes referred to as “FIRPTA gain.” If a Fund is a “U.S. real property holding corporation” and is not domestically controlled, any gain realized on the sale or exchange of Fund shares by a foreign shareholder that owns at any time during the five-year period ending on the date of disposition more than 5% of a class of Fund shares would be FIRPTA gain. The same rule applies to dispositions of Fund shares by foreign shareholders but without regard to whether the Fund is domestically controlled. A Fund will be a “U.S. real property holding corporation” if, in general, 50% or more of the fair market value of its assets consists of U.S. real property interests, including stock of certain U.S. REITs.

The Code provides a look-through rule for distributions of FIRPTA gain by a regulated investment company if all of the following requirements are met: (i) the regulated investment company is classified as a “qualified investment entity” (which includes a regulated investment company if, in general more than 50% of the regulated investment company’s assets consists of interest in REITs and U.S. real property holding corporations); and (ii) you are a foreign shareholder that owns more than 5% of the Fund’s shares at any time during the one-year period ending on the date of the distribution. If these conditions are met, Fund distributions to you to the extent derived from gain from the disposition of a U.S. real property interest, may also be treated as FIRPTA gain and therefore subject to U.S. federal income tax, and requiring that you file a nonresident U.S. income tax return. Also, such gain may be subject to a 30% branch profits tax in the hands of a foreign shareholder that is a corporation. Even if a foreign shareholder does not own more than 5% of a Fund’s shares, Fund distributions that are attributable to gain from the sale or disposition of a U.S. real property interest will be taxable as ordinary dividends subject to withholding at a 30% or lower treaty rate.

Foreign shareholders may also be subject to U.S. estate tax with respect to their Fund shares.

With respect to the TCW Enhanced Commodity Strategy Fund, the Fund may gain exposure to the commodities markets through investments in commodity-linked derivative instruments. The IRS issued Revenue Ruling 2006-1 which concluded that income and gains from certain commodity-linked derivatives is not qualifying income under Subchapter M of the Code. As a result, the Fund’s ability to invest directly in commodity-linked swaps as part of its investment strategy is limited by the requirement that it receive no more than 10% of its gross income from such investments.

However, in Revenue Ruling 2006-31, the IRS indicated that income from alternative investment instruments (such as certain structured notes) that create commodity exposure may be considered qualifying income under the Code. The IRS subsequently issued private letter rulings to other taxpayers in which the IRS specifically concluded that income from certain commodity index-linked notes is qualifying income and that income derived from a fund’s investment in a controlled foreign corporation (“CFC”) also will constitute qualifying income to the fund, even if the CFC itself owns commodity-linked swaps. The Fund seeks to gain exposure to the commodity markets primarily through investments in commodity index-linked notes and through investments in the Subsidiary. The Fund has received a private letter ruling from the IRS confirming that income from the Fund’s investment in the Subsidiary and income derived from certain commodity index-linked notes will constitute “qualifying income” for purposes of Subchapter M.

It should be noted, however, that the IRS has, for a number of years, suspended the issuance of such rulings pending further review. There can be no assurance that the IRS will not change its position that income derived from commodity-linked notes and wholly-owned subsidiaries is qualifying income. Recent U.S. federal tax legislation has expanded the rules on foreign entities that are considered CFCs to include in the definition of a U.S. shareholder those shareholders that own at least 10% of the value of a foreign corporation as well as 10% of the voting power. This new rule may be interpreted to apply to U.S. shareholders such as the TCW Enhanced Commodity Strategy Fund. Furthermore, the tax treatment of commodity-linked notes, other commodity-linked derivatives, and the Fund’s investments in the Subsidiary may otherwise be adversely affected by future legislation, Treasury Regulations and/or guidance issued by the IRS. Such developments could affect the character, timing and/or amount of the Fund’s taxable income or any distributions made by the Fund or result in the inability of the Fund to operate as described in the Prospectus and this SAI.

A foreign corporation, such as the Subsidiary, generally is not subject to U.S. federal income taxation on its business income unless it is engaged in, or deemed to be engaged in, a U.S. trade or business. It is expected that the Subsidiary will conduct its activities so as to satisfy the requirements of a safe-harbor set forth in the Code, under which the Subsidiary may engage in certain commodity-related investments without being treated as engaged in a U.S. trade or business. However, if the Subsidiary’s activities were determined not to be of the type described in the safe harbor, its activities may be subject to U.S. federal income taxation. If so, a withholding tax (currently at the rate of 10%) may apply on the sale by the Fund of the Subsidiary or the Subsidiary’s sale of certain of its investments.

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A foreign corporation, such as the Subsidiary, that does not conduct a U.S. trade or business is nonetheless subject to a U.S. withholding tax at a flat 30% rate (or lower treaty rate) on certain U.S. source gross income. No tax treaty is currently in force between the United States and the Cayman Islands that would reduce the 30% rate of withholding tax. However, it is not expected that the Subsidiary will derive income subject to U.S. withholding taxes.

The Subsidiary will be treated as a CFC for U.S. federal income tax purposes. As a result, the Fund must include in gross income for such purposes all of the Subsidiary’s “subpart F” income when the Subsidiary recognizes that income, whether or not the Subsidiary distributes such income to the Fund. It is expected that all of the Subsidiary’s income will be subpart F income. The Fund’s tax basis in the Subsidiary will be increased as a result of the Fund’s recognition of the Subsidiary’s subpart F income. The Fund will not be taxed on distributions received from the Subsidiary to the extent of the Subsidiary’s previously-undistributed subpart F income although its tax basis in the Subsidiary will be decreased by such amount. All subpart F income will be taxed as ordinary income, regardless of the nature of the transactions that generate it. Subpart F income does not qualify for treatment as qualified dividend income. If the Subsidiary recognizes a net loss, the net loss will not be available to offset income recognized by the Fund and such loss cannot be carried forward to offset taxable income of the Fund or the Subsidiary in future periods.

The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury Regulations presently in effect. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury Regulations promulgated thereunder. The Code and these Regulations are subject to change by legislative or administrative action.

Each shareholder will receive annual information from its Fund regarding the tax status of Fund distributions. Shareholders are urged to consult their attorneys or tax advisors with respect to the applicability of U.S. federal, state, local, estate and gift taxes and non-U.S. taxes to their investment in a Fund. The Funds may distribute taxable income to shareholders during periods in which the share price of a Fund has declined. The Funds do not expect to seek additional private letter rulings from the IRS or any opinions of counsel regarding tax matters. Minimizing taxes is not a primary objective of the Funds in executing their investment strategies.

For information concerning distributions and taxes of the Fidelity Prime Money Market Portfolio, please refer to the Prospectus for the Fidelity Prime Money Market Portfolio, which is an unaffiliated separately managed money market mutual fund.

SHARES AND VOTING RIGHTS

Each Fund offers two classes of shares: Class I shares and Class N shares, except for the TCW Short Term Bond Fund, which only offers Class I shares, and the TCW Core Fixed Income Fund, TCW Total Return Bond Fund, and TCW Emerging Markets Income Fund, which also offer Plan Class shares. Class I and Plan Class shares are offered at the current net asset value. Class N shares are also offered at the current net asset value, but will be subject to distribution or service fees imposed under the Distribution Plan. Shares of each class of a Fund represents an equal proportionate share in the assets, liabilities, income and expenses of that Fund and, generally, have identical voting, dividend, liquidation, and other rights, other than the payment of distribution or service fees imposed under the Distribution Plan. All shares issued are fully paid and nonassessable and have no preemptive or conversion rights. Each share has one vote, and fractional shares have fractional votes. As a Maryland corporation, the Corporation is not required to hold an annual shareholder meeting. Shareholder approval will be sought only for certain changes in the operation of the Funds, including for the election of Directors under certain circumstances. Directors may be removed by a majority of all votes entitled to be cast by shareholders at a shareholder meeting. A special meeting of the shareholders will be called to elect or remove Directors if requested by the holders of ten percent of the Corporation’s outstanding shares. All shareholders of the Corporation will vote together as a single class on all matters affecting the Corporation, including the election or removal of Directors. For matters where the interests of one or more Funds or classes are affected, only such affected Fund(s) or class(es) will be entitled to vote on such matter. Voting is not cumulative.

Upon request in writing by ten or more shareholders who have been shareholders of record for at least six months and hold at least the lesser of shares having a net asset value of $25,000 or one percent of all outstanding shares, the Corporation will provide the requesting shareholders either access to the names and addresses of all shareholders of record or information as to the approximate number of shareholders of record and the approximate cost of mailing any proposed communication to them. If the Corporation elects the latter procedure, and the requesting shareholders tender material for mailing together with the reasonable expenses of the mailing, the Corporation will either mail the material as requested or submit the material to the SEC for a determination that the mailing of the material would be inappropriate.

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FINANCIAL STATEMENTS

The audited financial statements and financial highlights of the Funds for the period ended October 31, 2021, including the reports of the independent registered public accounting firm on those financial statements and financial highlights, appearing in the Corporation’s Annual Reports to Shareholders, are incorporated by reference and made a part of this SAI.

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APPENDIX A

Description of S&P, Moody’s and Fitch Credit Ratings

S&P’s Long-Term Issue Credit Ratings*

AAA	An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.

AA	An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.

A	An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.

BBB	An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.

BB; B; CCC; CC; and C	Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.

BB	An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.

B	An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.

CCC	An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.

CC	An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred, but Standard & Poor’s expects default to be a virtual certainty, regardless of the anticipated time to default.

C	An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

D	An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

NR	This indicates that no rating has been requested, or that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

*	The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

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Moody’s Long-Term Issue Credit Ratings*

Aaa	Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A	Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa	Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba	Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B	Obligations rated B are considered speculative and are subject to high credit risk.

Caa	Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca	Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C	Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

*

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Fitch’s Long-Term Issue Credit Ratings*

AAA	Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA	Very high credit quality. ‘AA’ ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

103

A	High credit quality. ‘A’ ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB	Good credit quality. ‘BBB’ ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

BB	Speculative. ‘BB’ ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

B	Highly speculative. ‘B’ ratings indicate that material credit risk is present.

CCC	Substantial credit risk.

CC	Very high levels of credit risk.

C

Near default. A default or default-like process has begun, or the issuer is in standstill, or for a closed funding vehicle, payment capacity is irrevocably impaired. Conditions that are indicative of a ‘C’ category rating for an issuer include:

a. the issuer has entered into a grace or cure period following non-payment of a material financial obligation;

b. the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation; or

c. the formal announcement by the issuer or their agent of a distressed debt exchange;

d. a closed financing vehicle where payment capacity is irrevocably impaired such that it is not expected to pay interest and/or principal in full during the life of the transaction, but where no payment default is imminent

RD

Restricted default. ‘RD’ ratings indicate an issuer that in Fitch Ratings’ opinion has experienced an uncured payment default or distressed debt exchange on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased operating. This would include:

a. the selective payment default on a specific class or currency of debt;

b. the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;

c. the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; or

d. ordinary execution of a distressed debt exchange on one or more material financial obligations.

D

Default. ‘D’ ratings indicate an issuer that in Fitch Ratings’ opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure or that has otherwise ceased business. Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange.

“Imminent” default typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a distressed debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.

In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.

*

Note: The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. For example, the rating category ‘AA’ has three notch-specific rating levels (‘AA+’; ‘AA’; ‘AA-’; each a rating level). Such suffixes are not added to the ‘AAA’ rating and ratings below the ‘CCC’ category.

104

S&P’s Short-Term Issue Credit Ratings

A-1	A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments on these obligations is extremely strong.

A-2	A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitments on the obligation is satisfactory.

A-3	A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.

B	A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.

C	A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.

D	A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

Moody’s Short-Term Issue Credit Ratings

P-1	Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2	Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3	Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP	Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Fitch’s Short-Term Issue Credit Ratings

F1	Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2	Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3	Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B	Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C	High short-term default risk. Default is a real possibility.

RD	Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

D	Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

105

PART C

OTHER INFORMATION

Item 28.	Exhibits

(a) (1)	Articles of Amendment and Restatement dated February 23, 2016 are incorporated by reference to Post-Effective Amendment No. 97 as filed with the SEC via EDGAR on February 25, 2016.

(2)	Articles Supplementary dated June 20, 2017 to the Articles of Incorporation are incorporated by reference to Post-Effective Amendment No. 102 as filed with the SEC via EDGAR on August 25, 2017.

(3)	Articles of Amendment dated August 16, 2017 to the Articles of Incorporation are incorporated by reference to Post-Effective Amendment No. 102 as filed with the SEC via EDGAR on August 25, 2017.

(4)	Articles Supplementary dated February 20, 2020 to the Articles of Incorporation are incorporated by reference to Post-Effective Amendment No. 109 as filed with the SEC via EDGAR on February 27, 2020.

(b)	Amended and Restated By-Laws dated December 14, 2015 are incorporated by reference to Post-Effective Amendment No. 97 as filed with the SEC via EDGAR on February 25, 2016.

(c)	Not applicable.

(d) (1)

Investment Advisory Agreement between the Registrant and Investment Management Company dated February 6, 2013 is incorporated by reference to Post-Effective Amendment No. 79 as filed with the SEC via EDGAR on February 28, 2013.

(2)

Amendment No. 1 dated February 6, 2013 to Investment Advisory Agreement between the Registrant and Investment Management Company dated February 6, 2013 is incorporated by reference to Post-Effective Amendment No. 79 as filed with the SEC via EDGAR on February 28, 2013.

(3)

Amendment No. 2 dated June 26, 2013 to Investment Advisory Agreement between the Registrant and Investment Management Company dated February 6, 2013 is incorporated by reference to Post-Effective Amendment No. 82 as filed with the SEC via EDGAR on June 26, 2013.

(4)

Amendment No. 3 dated November 24, 2014 to Investment Advisory Agreement between the Registrant and Investment Management Company dated February 6, 2013 is incorporated by reference to Post-Effective Amendment No. 87 as filed with the SEC via EDGAR on November 21, 2014.

(5)

Amendment No. 4 dated June 23, 2015 to Investment Advisory Agreement between the Registrant and Investment Management Company dated February 6, 2013 is incorporated by reference to Post-Effective Amendment No. 92 as filed with the SEC via EDGAR on June 23, 2015.

(6)

Amendment No. 5 dated January 26, 2016 to Investment Advisory Agreement between the Registrant and Investment Management Company dated February 6, 2013 is incorporated by reference to Post-Effective Amendment No. 95 as filed with the SEC via EDGAR on January 22, 2016.

(7)

Amendment No. 6 dated September 26, 2016 to Investment Advisory Agreement between the Registrant and Investment Management Company dated February 6, 2013 is incorporated by reference to Post-Effective Amendment No. 99 as filed with the SEC via EDGAR on February 27, 2017.

(8)

Amendment No. 7 dated August 25, 2017 to Investment Advisory Agreement between the Registrant and Investment Management Company dated February 6, 2013 is incorporated by reference to Post-Effective Amendment No. 102 as filed with the SEC via EDGAR on August 25, 2017.

(9)

Amendment No. 8 dated February 28, 2018 to Investment Advisory Agreement between the Registrant and Investment Management Company dated February 6, 2013 is incorporated by reference to Post-Effective Amendment No. 104 as filed with the SEC via EDGAR on February 27, 2018.

(10)

Amendment No. 9 dated January 1, 2019 to Investment Advisory Agreement between the Registrant and Investment Management Company dated February 6, 2013 is incorporated by reference to Post-Effective Amendment No. 106 as filed with the SEC via EDGAR on February 27, 2019.

(11)

Amendment No. 10 dated February 28, 2020 to Investment Advisory Agreement between the Registrant and Investment Management Company dated February 6, 2013 is incorporated by reference to Post-Effective Amendment No. 109 as filed with the SEC via EDGAR on February 27, 2020.

(e) (1)

Amended and Restated Distribution Agreement between the Registrant and TCW Funds Distributor is incorporated by reference to Post-Effective Amendment No. 97 as filed with the SEC via EDGAR on February 25, 2016.

(2)	Form of Dealer Agreement between the Registrant and TCW Funds Distributor is incorporated by reference to Post-Effective Amendment No. 97 as filed with the SEC via EDGAR on February 25, 2016.

(f)	Not applicable.

(g) (1)	Custodian Agreement between the Registrant and State Street Bank and Trust Company is incorporated by reference to Post-Effective Amendment No. 97 as filed with the SEC via EDGAR on February 25, 2016.

(a)

Amendment dated July 1, 2010 to the Custodian Agreement dated June 29, 2007 between the Registrant and State Street Bank and Trust Company is incorporated by reference to Post-Effective Amendment No. 97 as filed with the SEC via EDGAR on February 25, 2016.

(b)

Amendment dated June 28, 2013 to the Custodian Agreement dated June 29, 2007 between the Registrant and State Street Bank and Trust Company is incorporated by reference to Post-Effective Amendment No. 97 as filed with the SEC via EDGAR on February 25, 2016.

(c)

Amendment dated July 1, 2015 to the Custodian Agreement dated June 29, 2007 between the Registrant and State Street Bank and Trust Company is incorporated by reference to Post-Effective Amendment No. 97 as filed with the SEC via EDGAR on February 25, 2016.

(d)

Notice dated May 3, 2016 to the Custodian Agreement dated June 29, 2007 between the Registrant and State Street Bank and Trust Company is incorporated by reference to Post-Effective Amendment No. 99 as filed with the SEC via EDGAR on February 27, 2017.

(e)

Amendment dated July 1, 2018 to the Custodian Agreement dated June 29, 2007 between the Registrant and State Street Bank and Trust Company is incorporated by reference to Post-Effective Amendment No. 109 as filed with the SEC via EDGAR on February 27, 2020.

(f)

Amendment dated July 1, 2020 to the Custodian Agreement dated June 29, 2007 between the Registrant and State Street Bank and Trust Company is incorporated by reference to Post-Effective Amendment No. 111 as filed with the SEC via EDGAR on February 26, 2021.

(2)

Delegation Agreement between the Registrant and State Street Bank and Trust Company is incorporated by reference to Post-Effective Amendment No. 109 as filed with the SEC via EDGAR on February 27, 2020.

(3)

Custody Agreement dated October 10, 2016 between the Registrant and Bank of New York Mellon (with respect to the TCW New America Premier Equity Fund only) is incorporated by reference to Post-Effective Amendment No. 99 as filed with the SEC via EDGAR on February 27, 2017.

(h) (1)	Amended and Restated Transfer Agent Servicing Agreement dated February 15, 2022 between the Registrant and U.S. Bancorp Fund Services, LLC d/b/a U.S. Bank Global Fund Services – filed herewith.

(2)

Administration Agreement dated June 29, 2007 between the Registrant and State Street Bank and Trust Company is incorporated by reference to Post-Effective Amendment No. 97 as filed with the SEC via EDGAR on February 25, 2016.

(a)

Amendment dated September 25, 2012 to the Administration Agreement dated June 29, 2007 between the Registrant and State Street Bank and Trust Company is incorporated by reference to Post-Effective Amendment No. 97 as filed with the SEC via EDGAR on February 25, 2016.

(b)

Amendment dated June 28, 2013 to the Administration Agreement dated June 29, 2007 between the Registrant and State Street Bank and Trust Company is incorporated by reference to Post-Effective Amendment No. 97 as filed with the SEC via EDGAR on February 25, 2016.

(c)

Amendment dated July 1, 2015 to the Administration Agreement dated June 29, 2007 between the Registrant and State Street Bank and Trust Company is incorporated by reference to Post-Effective Amendment No. 97 as filed with the SEC via EDGAR on February 25, 2016.

(d)

Amendment dated December 28, 2017 to the Administration Agreement dated June 29, 2007 between the Registrant and State Street Bank and Trust Company is incorporated by reference to Post-Effective Amendment No. 104 as filed with the SEC via EDGAR on February 27, 2018.

(e)

Amendment dated July 1, 2018 to the Administration Agreement dated June 29, 2007 between the Registrant and State Street Bank and Trust Company is incorporated by reference to Post-Effective Amendment No. 106 as filed with the SEC via EDGAR on February 27, 2019.

(f)

Amendment dated July 1, 2020 to the Administration Agreement dated June 29, 2007 between the Registrant and State Street Bank and Trust Company is incorporated by reference to Post-Effective Amendment No. 111 as filed with the SEC via EDGAR on February 26, 2021.

(3)

Securities Lending Agency Agreement between the Registrant and State Street Bank and Trust Company is incorporated by reference to Post-Effective Amendment No. 97 as filed with the SEC via EDGAR on February 25, 2016.

(a)

Amendment No. 1 dated December 1, 2001 to the Securities Lending Agency Agreement between the Registrant and State Street Bank and Trust Company is incorporated by reference to Post-Effective Amendment No. 97 as filed with the SEC via EDGAR on February 25, 2016.

(b)

Amendment No. 2 dated July 1, 2007 to the Securities Lending Agency Agreement between the Registrant and State Street Bank and Trust Company is incorporated by reference to Post-Effective Amendment No. 97 as filed with the SEC via EDGAR on February 25, 2016.

(4)

Form of Indemnification Agreement between the Registrant and the Registrant’s Directors is incorporated by reference to Post-Effective Amendment No. 82 as filed with the SEC via EDGAR on June 26, 2013.

(5)

Expense Limitation Agreement dated February 28, 2022 for TCW Artificial Intelligence Equity Fund, TCW Global Real Estate Fund, TCW Relative Value Dividend Appreciation Fund, TCW Relative Value Large Cap Fund, TCW Relative Value Mid Cap Fund, TCW Select Equities Fund, TCW Core Fixed Income Fund, TCW Enhanced Commodity Strategy Fund, TCW Global Bond Fund, TCW High Yield Bond Fund, TCW Short Term Bond Fund, TCW Total Return Bond Fund, TCW Developing Markets Equity Fund, TCW Emerging Markets Income Fund, TCW Emerging Markets Local Currency Income Fund, TCW Emerging Markets Multi-Asset Opportunities Fund, and TCW Conservative Allocation Fund – filed herewith.

(6)	Fund of Funds Investment Agreement dated December 21, 2021 between the Registrant and Fidelity Rutland Square Trust II – filed herewith.

(i)	Consent of Counsel from Paul Hastings LLP – filed herewith.

(j)	Consent of Deloitte & Touche LLP – filed herewith.

(k)	Not applicable.

(l)	Not applicable.

(m)	Registrant’s Class A Shares (k/n/a Class N Shares) Distribution Plan is incorporated by reference to Post-Effective Amendment No. 97 as filed with the SEC via EDGAR on February 25, 2016.

(n)	Plan Pursuant to Rule 18f-3 dated February 28, 2020 is incorporated by reference to Post-Effective Amendment No. 109 as filed with the SEC via EDGAR on February 27, 2020.

(o)	Not applicable.

(p)	Code of Ethics dated September 30, 2021 – filed herewith.

(q) (1)	Power of Attorney for Samuel P. Bell is incorporated by reference to Post-Effective Amendment No. 82 as filed with the SEC via EDGAR on February 28, 2013.

(2)	Power of Attorney for Patrick C. Haden is incorporated by reference to Post-Effective Amendment No. 82 as filed with the SEC via EDGAR on February 28, 2013.

(3)	Power of Attorney for Peter McMillan is incorporated by reference to Post-Effective Amendment No. 82 as filed with the SEC via EDGAR on February 28, 2013.

(4)	Power of Attorney for Victoria B. Rogers is incorporated by reference to Post-Effective Amendment No. 82 as filed with the SEC via EDGAR on February 28, 2013.

(5)	Power of Attorney for Marc I. Stern is incorporated by reference to Post-Effective Amendment No. 82 as filed with the SEC via EDGAR on February 28, 2013.

(6)	Power of Attorney for Andrew Tarica is incorporated by reference to Post-Effective Amendment No. 82 as filed with the SEC via EDGAR on February 28, 2013.

(7)	Power of Attorney for Richard M. Villa is incorporated by reference to Post-Effective Amendment No. 84 as filed with the SEC via EDGAR on February 26, 2014.

101.INS      XBRL Instance Document.

101.SCH     XBRL Taxonomy Extension Schema Document.

101.CAL     XBRL Taxonomy Extension Calculation Linkbase Document.

101.DEF     XBRL Taxonomy Extension Definition Linkbase Document.

101.LAB     XBRL Taxonomy Extension Labels Linkbase Document.

101.PRE    XBRL Taxonomy Extension Presentation Linkbase Document.

Item 29.	Persons Controlled by or Under Common Control with the Fund

TCW Investment Management Company LLC (the “Advisor”) is a 100% owned subsidiary of The TCW Group, Inc., a Nevada corporation (“TCW”). The Carlyle Group, LP (“Carlyle”) may be deemed to be a control person of the Advisor by reason of its control of certain investment funds that indirectly control more than 25% of the voting stock of TCW. On December 27, 2017, Nippon Life Insurance Company completed an acquisition of a 24.75% indirect minority stake in TCW from Carlyle. As a result of this transaction, ownership in TCW by TCW management and employees increases to 44.07%, and Carlyle maintains a 31.18% indirect interest in TCW through a purchase by private investment funds controlled by Carlyle. Other investment adviser and broker-dealer entities under common control with the Advisor as subsidiaries of The TCW Group, Inc. include: TCW Funds Distributors (a California entity and a registered-broker-dealer), TCW Asset Management Company LLC (a Delaware limited liability company and a registered investment adviser), and Metropolitan West Asset Management LLC (a California limited liability company and a registered investment adviser). Carlyle also controls various other pooled investment vehicles and, indirectly, many of the portfolio companies owned by those funds. In addition to the Registrant, the Advisor, or an affiliate of the Advisor, also serves as the investment adviser to the following funds, each of which is under common control with the Registrant: TCW Strategic Income Fund, Inc., a closed-end investment management company incorporated in Maryland; Metropolitan West Funds, a Delaware statutory trust; TCW Direct Lending LLC, a Delaware corporation; and TCW Funds, a Luxembourg société d’investissement à capital variable; as well as various other privately-offered pooled investment vehicles.

Item 30.	Indemnification

Under Article Eighth, Section (9) of the Registrant’s Articles of Incorporation, directors and officers of the Registrant will be indemnified, and will be advanced expenses, to the fullest extent permitted by Maryland law, but not in violation of Section 17(i) of the Investment Company Act of 1940, as amended (the “1940 Act”). Such indemnification rights are also limited by Article 9.01 of the Registrant’s Bylaws. The Registrant has also entered into Indemnification Agreements with each of its directors which provide that the Registrant shall advance expenses and indemnify and hold harmless each director in certain circumstances against any expenses incurred by a director in any proceeding arising out of or in connection with the director’s service to the Registrant, to the maximum extent permitted by the Registrant’s Articles of Incorporation, Bylaws, the Maryland General Corporation Law, the Securities Act of 1933, as amended (the “Securities Act”), and the 1940 Act, and which provide for certain procedures in connection with such advancement of expenses and indemnification.

Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that, in the opinion of the SEC, such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in a successful defense of any action, suit or proceeding or payment pursuant to any insurance policy) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Item 31.	Business and Other Connections of the Investment Adviser

In addition to the Registrant, the Advisor serves as investment adviser or sub-adviser to a number of open-end and closed-end management investment companies that are registered under the 1940 Act, foreign investment companies, and private funds. The information required by this Item 31 as to any other business, profession, vocation or employment of a substantial nature engaged in by the Advisor and each officer, director or partner of the Advisor during the last two fiscal years is incorporated by reference to Schedules A and D of Form ADV (SEC File No. 801-29075) filed by the Advisor pursuant to the Investment Advisers Act of 1940, as amended.

Item 32.	Principal Underwriters

(a)	TCW Funds Distributors LLC also serves as principal underwriter for the following investment company registered under the 1940 Act:

Metropolitan West Funds

(b)

Name and Principal Business Address*	Positions and Offices With Underwriter	Positions and Offices With Registrant

David B. Lippman	Director, President & Chief Executive Officer	President & Chief Executive Officer

Meredith S. Jackson	Director	Senior Vice President, General Counsel & Secretary

Elizabeth T. Kraninger	Chief Operating Officer	None

Joseph T. Magpayo	Managing Director	None

James G. Krause	Chief Financial Officer, Financial and Operational Principal & Principal Financial Officer	None

Felicia P. Werts	Chief Compliance Officer & Secretary	None

*	The principal business address is 865 South Figueroa Street, Los Angeles, CA 90017.

(c)	None.

Item 33.	Location of Accounts and Records

Unless otherwise stated below, the books or other documents required to be maintained by Section 31(a) of the 1940 Act and the rules promulgated thereunder are in the physical possession of:

TCW Funds, Inc.

865 South Figueroa Street

Los Angeles, CA 90017

Rule	Location of Required Records

31a-l(b)(2)(c)	N/A

31a-l(b)(2)(d)	State Street Bank & Trust Company One Lincoln Street Boston, MA 02111

31a-l(b)(4)-(6)	TCW Investment Management Company LLC 865 South Figueroa Street Los Angeles, CA 90017

31a-1(b)(9)-(11)	TCW Investment Management Company LLC 865 South Figueroa Street Los Angeles, CA 90017

Item 34.	Management Services

Not applicable.

Item 35.	Undertakings

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the “Securities Act”) and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment No. 112 to the Registrant’s registration statement under rule 485(b) under the Securities Act and has duly caused this amendment to the registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Los Angeles and State of California on the 28th day of February, 2022.

TCW FUNDS, INC.

By:	/s/ Patrick W. Dennis
Patrick W. Dennis
Vice President and Assistant Secretary

Pursuant to the requirements of the Securities Act, this Post-Effective Amendment No. 112 to the Registrant’s registration statement has been signed below by the following persons in the capacities and on the date(s) indicated.

Signature	Title	Date

* /s/ Patrick C. Haden
Patrick C. Haden	Chairman and Director	February 28, 2022

/s/ David B. Lippman
David B. Lippman	President and Chief Executive Officer	February 28, 2022

* /s/ Samuel P. Bell
Samuel P. Bell	Director	February 28, 2022

* /s/ Peter McMillan
Peter McMillan	Director	February 28, 2022

* /s/ Victoria B. Rogers
Victoria B. Rogers	Director	February 28, 2022

* /s/ Marc I. Stern
Marc I. Stern	Director	February 28, 2022

* /s/ Andrew Tarica
Andrew Tarica	Director	February 28, 2022

/s/ Richard M. Villa
Richard M. Villa	Treasurer and Principal Financial and Accounting Officer	February 28, 2022

*By:	/s/ Patrick W. Dennis
Patrick W. Dennis
* Pursuant to Powers of Attorney

TCW FUNDS, INC.

Exhibit Index

Exhibits for Item 28 of Form N-1A

Exhibit	Description
(h)(1)	Amended and Restated Transfer Agent Servicing Agreement dated February 15, 2022 between the Registrant and U.S. Bancorp Fund Services, LLC d/b/a U.S. Bank Global Fund Services

(h)(5)	Expense Limitation Agreement dated February 28, 2022

(h)(6)	Fund of Funds Investment Agreement dated December 21, 2021 between the Registrant and Fidelity Rutland Square Trust II

(i)	Consent of Counsel

(j)	Consent of Deloitte & Touche LLP

(p)	Code of Ethics dated September 30, 2021

101.INS	XBRL Instance Document - the instance document does not appear on the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document.

101.SCH	XBRL Taxonomy Extension Schema Document

101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document

101.DEF	XBRL Taxonomy Extension Definition Linkbase Document

101.LAB	XBRL Taxonomy Extension Labels Linkbase Document

101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document